As filed with the Securities and Exchange Commission on February 24, 2016

1933 Act File No. 033-11387

1940 Act File No. 811-04984

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 249	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 250	☒
(Check appropriate box or boxes.)

AMERICAN BEACON FUNDS

(Exact Name of Registrant as Specified in Charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (817) 391-6100

Gene L. Needles, Jr., President 220 East Las Colinas Boulevard Suite 1200 Irving, Texas 75039 (Name and Address of Agent for Service)	With copies to: Kathy K. Ingber, Esq. K&L Gates LLP 1601 K Street, NW Washington, D.C. 20006-1600

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on February 26, 2016 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

American Beacon

PROSPECTUS

February 28, 2016

Share Class
AMR
American Beacon Balanced Fund	AABNX
American Beacon Large Cap Value Fund	AAGAX
American Beacon International Equity Fund	AAIAX

This Prospectus contains important information you should know about investing, including information about risks. Please read it before you invest and keep it for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

American Beacon Balanced FundSM

Investment Objective

The Fund's investment objective is income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	AMR
Management Fees	0.21%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.10%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses [1]	0.32%
[1]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
AMR	$33	$103	$180	$405

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, between 50% and 70% of the Fund's total assets are invested in equity securities and between 30% and 50% of the Fund's total assets are invested in debt securities.

The Fund's equity investments may include common stocks, preferred stocks, securities convertible into common stocks, real estate investment trusts ("REITs"), American Depositary Receipts ("ADRs") and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as "stocks"). The Fund may invest in companies of all market capitalizations. The Manager allocates the assets of the Fund among different sub-advisors.

The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

The Fund's sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500® Index):

■

above-average earnings growth potential,

■

below-average price to earnings ratio,

■

below-average price to book value ratio, and

■

above-average dividend yields.

Each of the Fund's sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The sub-advisors typically seek to invest in companies that they believe to are undervalued at the time of purchase.  The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Fund's debt securities may include: obligations of the U.S. Government, its agencies and instrumentalities, including U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government); U.S. and U.S. dollar-denominated foreign corporate debt securities, such as notes and bonds, mortgage-backed securities; asset-backed securities; and other debt securities.

The Fund will only buy debt securities that are deemed by the Manager or sub-advisors, as applicable, to be investment grade at the time of the purchase. If an investment held by the Fund is downgraded below investment grade, the Manager or sub-advisors, as applicable will take action that they believe to be advantageous to the Fund. The Fund has no limitations regarding the duration of the debt securities it can buy.

In determining which debt securities to buy and sell, the Manager and the sub-advisors generally use a "top-down" or "bottom-up" investment strategy, or a combination of both strategies. The top-down fixed-income investment strategy is implemented as follows:

■

Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.

■

Set desired portfolio duration structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.

■

Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.

Prospectus – Fund Summaries	1

■

Select specific debt securities within each security type.

■

Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

The bottom-up fixed-income investment strategy is implemented as follows:

■

Search for eligible securities with a yield to maturity advantage versus a U.S. Government security with a similar duration.

■

Evaluate credit quality of the securities.

■

Perform an analysis of the expected price volatility of the securities to changes in interest rates by examining actual price volatility between U.S. Government and non-U.S. Government securities.

The Fund may invest cash balances in other investment companies and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Allocation Risk
The sub-advisor's judgments about, and allocations between, asset classes and market exposures may adversely affect the Fund's performance. This risk may be increased by the use of futures contracts to increase allocations to various market exposures.

Asset-Backed and Mortgage Related Securities Risk
Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, prepayment risk and extension risk.

Credit Risk
The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a futures contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

Equity Investments Risk
Equity securities are subject to market risk. The Fund's investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges.  Such investments may expose the Fund to additional risks. The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall.  Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.  Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Futures Contracts Risk
Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Interest Rate Risk
 The Fund is subject to the risk that the market value of fixed income securities it holds, particularly mortgage backed and other asset backed securities, will decline due to rising interest rates.  As of the date of this Prospectus, interest rates are near historic lows, but may rise substantially and/or rapidly, potentially resulting in substantial losses to the Fund. Generally, the value of investments with interest rate risk, such as fixed income securities, will move in the opposite direction as movements in interest rates.  The prices of fixed income securities are also affected by their duration. Fixed income securities with longer duration generally have greater sensitivity to changes in interest rates. An increase in interest rates can impact markets broadly as well.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund's shares. The Fund's fixed-income investments are subject to the risk that events in the fixed-income markets may lead to periods of volatility, unusual liquidity issues and, in some cases, credit downgrades and increased likelihood of default. The Fund's equity investments are subject to stock market risk, which involves the possibility that the value of the Fund's investments in stocks will decline due to volatility or drops in any of the many individual country or global financial markets. Such events may cause the value of securities owned by the Fund to go up or down,

2	Prospectus – Fund Summaries

sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders.  Turbulence in financial markets and reduced liquidity in credit, fixed-income, or equity markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.  For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Prepayment and Extension Risk
Prepayment risk is the risk that the principal amount of the underlying collateral may be repaid prior to the bond's maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security's effective maturity, heighten interest rate risk and increase the potential for a decline in price.

Redemption Risk
Due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed income securities on a large scale, the Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value.

Securities Selection Risk
Securities selected by the sub-advisors or the Manager for the Fund may not perform to expectations.  This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, including the purchase and sale of futures contracts, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position or transaction, which cannot be sold while the position they are covering is outstanding, unless they are replaced with other assets of equal value.

Small and Mid-Capitalization Companies Risk
Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small and mid-capitalization companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

U.S. Government Securities and Government Sponsored Enterprises Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (‘‘Fannie Mae''), the Federal Home Loan Mortgage Corporation (‘‘Freddie Mac''), Federal Home Loan Banks, Federal Farm Credit Banks, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. U.S. Government securities and securities of government sponsored entities are also subject to credit risk, interest rate risk and market risk.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may decline. While the Fund's investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.  The Fund's value style could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a composite index. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for AMR Class Shares. Year Ended 12/31 of each Year
Highest Quarterly Return: 13.19% 3rd Quarter 2009 1/1/2006 through 12/31/2015 Lowest Quarterly Return: -11.13% 4th Quarter 2008 1/1/2006 through 12/31/2015

Prospectus – Fund Summaries	3

Average annual total returns for periods ended December 31, 2015
	Inception Date of Class	1 Year	5 Years	10 Years
AMR Class	8/1/1994
Returns Before Taxes		(3.83%)	8.35%	5.95%

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees, expenses, or taxes)
Russell 1000 Value Index	(3.83%)	11.27%	6.16%
Barclays U.S. Aggregate Index	0.55%	3.25%	4.51%
Balanced Composite Index	(1.88%)	8.21%	5.83%

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
 The Fund's assets are currently allocated among the Manager and the following investment sub-advisors:

■

Barrow, Hanley, Mewhinney & Strauss, LLC

■

Brandywine Global Investment Management, LLC

■

Hotchkis and Wiley Capital Management, LLC

Portfolio Managers

American Beacon Advisors, Inc.	Gene L. Needles, Jr. President & Chief Executive Officer Since 2012 Adriana R. Posada * Senior Portfolio Manager Since 1998 Patrick A. Sporl Senior Portfolio Manager Since 2001	Samuel Silver Vice President, Fixed Income Investments Since 2014 Erin Higginbotham Senior Portfolio Manager Since 2011 Kirk L. Brown Senior Portfolio Manager Since 2016
*	Effective March 31, 2016, Adriana R. Posada will retire and no longer serve as Portfolio Manager of the Funds.

Barrow, Hanley, Mewhinney & Strauss, LLC

James P. Barrow
Portfolio Manager/Executive Director
Since Fund Inception (1987)

Mark Giambrone
 Portfolio Manager/Managing Director
Since (2015)

John S. Williams
 Portfolio Manager/Managing Director
 Since Fund Inception (1987)

David R. Hardin
Portfolio Manager/Managing Director
Since Fund Inception (1987)

J. Scott McDonald Portfolio Manager/Managing Director Since 1998 Mark C. Luchsinger Portfolio Manager/Managing Director Since 1998 Deborah A. Petruzzelli Portfolio Manager/Managing Director Since 2003
Brandywine Global Investment Management, LLC	Paul R. Lesutis Managing Director Since 1996 Patrick S. Kaser Managing Director Since 2010	Stephen S. Smith Managing Director Since 1996 James J. Clarke Portfolio Manager Since 2011
Hotchkis and Wiley Capital Management, LLC	George Davis Principal, Portfolio Manager & Chief Executive Officer Since 1988 Scott McBride Portfolio Manager Since 2001	Judd Peters Portfolio Manager Since 1999

4	Prospectus – Fund Summaries

Purchase and Sale of Fund Shares

Effective as of September 22, 2015, the Fund's AMR Class shares was closed to new investors, subject to certain exceptions.  Existing shareholders may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business, at the Fund's NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge. Existing shareholders may redeem or exchanged all of their  shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  The AMR Class shares of the Fund will distribute cash and/or assets (to certain institutional investors) substantially pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares.

Tax Information

The qualified retirement and benefit plans of the Manager and American Airlines Group Inc. and its affiliates (''Plans'') pay no federal income tax. Individual participants in the Plans should consult the Plans' governing documents and their own tax advisors for information on the tax consequences associated with participating in the Plans.

Prospectus – Fund Summaries	5

American Beacon Large Cap Value FundSM

Investment Objective

The Fund's investment objective is long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	AMR
Management Fees	0.23%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.09%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses [1]	0.33%
[1]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
AMR	$34	$106	$186	$418

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of large market capitalization U.S. companies. These companies have market capitalizations within the market capitalization range of the companies in the Russell 1000® Index at the time of investment. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. As of December 31, 2015, the Russell 1000 Index consisted of companies with market capitalization of $90 billion and greater.

The Fund's investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, real estate investment trusts ("REITs"), American Depositary Receipts ("ADRs") and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as "stocks").

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk. The Fund's sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500® Index):

■

above-average earnings growth potential,

■

below-average price to earnings ratio,

■

below-average price to book value ratio, and

■

above-average dividend yields.

Each of the Fund's sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The sub-advisors typically seek to invest in companies that they believe are undervalued at the time of purchase. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

The Fund may invest cash balances in other investment companies and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Allocation Risk
The sub-advisor's judgments about, and allocations between, asset classes and market exposures may adversely affect the Fund's performance. This risk may be increased by the use of futures contracts to increase allocations to various market exposures.

6	Prospectus – Fund Summaries

Equity Investments Risk
Equity securities are subject to market risk. The Fund's investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges.  Such investments may expose the Fund to additional risks. The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall.  Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.  Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Futures Contracts Risk
Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Risk
 Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund's shares. The Fund's equity investments are subject to stock market risk, which involves the possibility that the value of the Fund's investments in stocks will decline due to volatility or drops in any of the many individual country or global financial markets. Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders.  Turbulence in financial markets and reduced liquidity in credit, fixed-income, or equity markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.  For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Sector Risk
Sector risk is the risk associated with the Fund holding a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions.

Securities Selection Risk
Securities selected by the sub-advisors or the Manager for the Fund may not perform to expectations.  This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, including the purchase and sale of futures contracts, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position or transaction, which cannot be sold while the position they are covering is outstanding, unless they are replaced with other assets of equal value.

Small and Mid-Capitalization Companies Risk
Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small and mid-capitalization companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may decline. While the Fund's investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund's value style could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Prospectus – Fund Summaries	7

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for AMR Class Shares. Year Ended 12/31 of each Year
Highest Quarterly Return: 18.52% 2nd Quarter 2009 1/1/2006 through 12/31/2015 Lowest Quarterly Return: -21.63% 4th Quarter 2008 1/1/2006 through 12/31/2015

Average annual total returns for periods ended December 31, 2015
	Inception Date of Class	1 Year	5 Years	10 Years
AMR Class	8/1/1994
Returns Before Taxes		(5.81%)	10.55%	6.16%

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees, expenses, or taxes)
Russell 1000 Value Index	(3.83%)	11.27%	6.16%

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
 The Fund's assets are currently allocated among the following investment sub-advisors:

■

Barrow, Hanley, Mewhinney & Strauss, LLC

■

Brandywine Global Investment Management, LLC

■

Hotchkis and Wiley Capital Management, LLC

■

Massachusetts Financial Services Company

Portfolio Managers

American Beacon Advisors, Inc.	Gene L. Needles, Jr. President & Chief Executive Officer Since 2012 Kirk L. Brown Senior Porftolio Manager Since 2016	Adriana R. Posada * Senior Portfolio Manager Since 1998
*	Effective March 31, 2016, Adriana R. Posada will retire and no longer serve as Portfolio Manager of the Funds.

Barrow, Hanley, Mewhinney & Strauss, LLC	James P. Barrow Portfolio Manager/Executive Director Since Fund Inception (1987)	Mark Giambrone Portfolio Manager/Managing Director Since 2015
Brandywine Global Investment Management, LLC	Paul R. Lesutis Managing Director Since 1996 James J. Clarke Portfolio Manager Since 2011	Patrick S. Kaser Managing Director Since 2010
Hotchkis and Wiley Capital Management, LLC	George Davis Principal, Portfolio Manager and Chief Executive Officer Since 1988 Sheldon Lieberman Principal and Portfolio Manager Since 1994 Scott McBride Portfolio Manager Since 2001	Judd Peters Portfolio Manager Since 1999 Patricia McKenna Principal and Portfolio Manager Since 1995

8	Prospectus – Fund Summaries

Massachusetts Financial Services Company	Steven R. Gorham Investment Officer and Portfolio Manager Since 2010	Nevin P. Chitkara Investment Officer and Portfolio Manager Since 2010

Purchase and Sale of Fund Shares

Effective as of September 22, 2015, the Fund's AMR Class shares was closed to new investors, subject to certain exceptions.  Existing shareholders may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business, at the Fund's NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge. Existing shareholders may redeem or exchanged all of their  shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  The AMR Class shares of the Fund will distribute cash and/or assets (to certain institutional investors) substantially pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares.

Tax Information

The qualified retirement and benefit plans of the Manager and American Airlines Group Inc. and its affiliates (''Plans'') pay no federal income tax. Individual participants in the Plans should consult the Plans' governing documents and their own tax advisors for information on the tax consequences associated with participating in the Plans.

Prospectus – Fund Summaries	9

American Beacon International Equity FundSM

Investment Objective

The Fund's investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	AMR
Management Fees	0.32%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.12%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses [1]	0.45%

[1]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
AMR	$46	$144	$252	$567

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in common stocks and securities convertible into common stocks (collectively, "stocks") of issuers based in at least three different countries located outside the United States. The Fund will primarily invest in countries comprising the Morgan Stanley Capital International® Europe Australasia and Far East Index ("MSCI EAFE Index"). The MSCI EAFE Index is comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger capitalization companies in these markets. The Fund may invest in companies of all market capitalizations. The Fund may use futures contracts and foreign currency forward contracts, including non-deliverable forwards ("NDFs") contracts, as a hedge against foreign currency fluctuations.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

The sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to that stock's country, sector or industry):

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above-average return on equity or earnings growth potential,

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below-average price to earnings or price to cash flow ratio,

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below-average price to book value ratio, and

■

above-average dividend yields.

The sub-advisors may consider potential changes in currency exchange rates when choosing stocks. Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. A sub-advisor may trade forward foreign currency contracts, including NDF contracts, or currency futures in an attempt to reduce the Fund's risk exposure to adverse fluctuations in currency exchange rates.

The Fund may invest cash balances in other investment companies and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Allocation Risk
 The sub-advisor's judgments about, and allocations among, asset classes and market exposures may adversely affect the Fund's performance. This risk may be increased by the use of derivatives to increase allocations to various market exposures.

10	Prospectus – Fund Summaries

Counterparty Risk
The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

Credit Risk
The Fund is subject to the risk that the counterparty to a derivatives contract will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

Currency Risk
The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward currency exchange contracts in non-U.S. currencies, and non-U.S. currency futures contracts. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Equity Investments Risk
Equity securities are subject to market risk. The Fund's investments in equity securities may include common stocks and securities convertible into or exchangeable for common stocks.  Investing in such securities may expose the Fund to additional risk. The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Convertible securities are sensitive to movement in interest rates.  In addition, convertible securities are subject to risk that the credit standing of the issuer may have an effect on the convertible security‘s investment value.

Foreign Currency Forward Contracts Risk
Foreign currency forward contracts, including NDFs, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of foreign currency forward contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the foreign currency forward contract.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk
Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Hedging Risk
If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Fund's return, or create a loss.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Risk
 Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund's shares. The Fund's equity investments are subject to stock market risk, which involves the possibility that the value of the Fund's investments in stocks will decline due to volatility or drops in any of the many individual country or global financial markets. Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders.  Turbulence in financial markets and reduced liquidity in credit, fixed-income, or equity markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Timing Risk
Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of the Fund's NAV, (ii) an increase in the Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Because of specific securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.  For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risks. Borrowers of the Fund's securities typically provide collateral in the form of

Prospectus – Fund Summaries	11

cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions.

Securities Selection Risk
Securities selected by the sub-advisors or the Manager for the Fund may not perform to expectations.  This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, including many types of derivatives, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position, which cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value.

Valuation Risk
The Fund may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may decline. While the Fund's investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.  The Fund's value style could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for AMR Class Shares. Year Ended 12/31 of each Year
Highest Quarterly Return: 24.81% 2nd Quarter 2009 1/1/2006 through 12/31/2015 Lowest Quarterly Return: -21.72% 3rd Quarter 2011 1/1/2006 through 12/31/2015

Average annual total returns for periods ended December 31, 2015
	Inception Date of Class	1 Year	5 Years	10 Years
AMR Class	8/1/1994
Returns Before Taxes		(1.51%)	4.38%	3.67%

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees, expenses, or taxes)
MSCI EAFE Index	(1.34%)	3.23%	3.63%

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
 The Fund's assets are currently allocated among the following investment sub-advisors:

■

Causeway Capital Management LLC

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Lazard Asset Management LLC

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Templeton Investment Counsel, LLC

12	Prospectus – Fund Summaries

Portfolio Managers

American Beacon Advisors, Inc.	Gene L. Needles, Jr. President & Chief Executive Officer Since 2012	Kirk L. Brown Senior Portfolio Manager Since 1994
Causeway Capital Management LLC	Sarah H. Ketterer Chief Executive Officer Since 2001 James A. Doyle Director Since 2006 Jonathan P. Eng Director Since 2006 Harry W. Hartford President Since 2001	Foster Cornwith Director Since 2015 Conor Muldoon Director Since 2010 Alessandro Valentini Director Since 2015 Ellen Lee Director Since 2015
Lazard Asset Management LLC	John R. Reinsberg Deputy Chairman Since 1999 Michael G. Fry Managing Director Since 2005 Kevin J. Matthews Managing Director Since 2013	Michael A. Bennett Managing Director Since 2003 Michael Powers Managing Director Since 2003
Templeton Investment Counsel, LLC

Antonio T. Docal
Executive Vice President and Portfolio Manager Templeton Global Equity Group
Since 2012

Peter A. Nori
Executive Vice President and Portfolio Manager Templeton Global Equity Group
Since 2014

Cindy L. Sweeting President and Director of Portfolio Management and Portfolio Manager Templeton Global Equity Group Since 2012

Purchase and Sale of Fund Shares

Effective as of September 22, 2015, the Fund's AMR Class shares was closed to new investors, subject to certain exceptions.  Existing shareholders may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business, at the Fund's NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge. Existing shareholders may redeem or exchanged all of their  shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  The AMR Class shares of the Fund will distribute cash and/or assets (to certain institutional investors) substantially pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares.

Tax Information

The qualified retirement and benefit plans of the Manager and American Airlines Group Inc. and its affiliates (''Plans'') pay no federal income tax. Individual participants in the Plans should consult the Plans' governing documents and their own tax advisors for information on the tax consequences associated with participating in the Plans.

Prospectus – Fund Summaries	13

Additional Information About the Funds

To help you better understand the Funds, this section provides a detailed discussion of the Funds' investment policies, their principal strategies and risks and performance benchmarks. However, this Prospectus does not describe all of a Fund's investment practices. For additional information, please see the Funds' statement of additional information ("SAI"), which is available at www.americanbeaconfunds.com or by contacting us via telephone at 1-800-658-5811, by U.S. mail at P.O. Box 219643, Kansas City, MO 64121-9643, or by e-mail at americanbeaconfunds@ambeacon.com.

Additional Information About Investment Policies and Strategies

Investment Objectives

■

The American Beacon Balanced Fund's investment objective is income and capital appreciation.

■

The American Beacon Large Cap Value Fund's investment objective is long-term capital appreciation and current income.

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The American Beacon International Equity Fund's investment objective is long-term capital appreciation.

Each Fund's investment objective is "fundamental," which means that it may be changed only with the approval of Fund shareholders.

80% Investment Policies

■

The American Beacon Large Cap Value Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large market capitalization U.S. companies.

■

The American Beacon International Equity Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks and securities convertible into common stocks of issuers based in at least three different countries located outside the United States.

If a Fund changes its 80% investment policy, a notice will be sent to shareholders at least 60 days in advance of the change and this prospectus will be supplemented.

Temporary Defensive Policy

Each Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse market, economic, political or other conditions. During these times, a Fund may not achieve its investment objective.

Additional Information About the Multi-Manager Strategy

The Funds have retained American Beacon Advisors, Inc. to serve as their Manager. The Manager may allocate the assets of each Fund among different sub-advisors. The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Funds. The Manager:

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develops overall investment strategies for each Fund,

■

selects and changes sub-advisors,

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allocates assets among sub-advisors,

■

monitors and evaluates the sub-advisor's investment performance,

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monitors the sub-advisor's compliance with each Fund's investment objectives, policies and restrictions,

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oversees a Fund's securities lending activities and actions taken by the securities lending agent to the extent applicable,

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directs the investments or the portion of Fund assets that the sub-advisors determine should be allocated to short-term investments and

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manages directly a portion of the assets of the American Beacon Balanced Fund.

Each Fund's assets are allocated among one or more sub-advisors by the Manager. The assets of the Balanced Fund are allocated by the Manager among the Manager and multiple sub-advisors.

Each subadvisor has full discretion to purchase and sell securities for its segment of the Funds' assets in accordance with the Funds' objectives, policies, restrictions and more specific strategies provided by the Manager. The Manager oversees the sub-advisors but does not reassess individual security selections made by the sub-advisors for their portfolios.

The Funds operate in a manager of manager structure. The Funds and the Manager have received an exemptive order from the Securities and Exchange Commission (''SEC'') that permits the Funds, subject to certain conditions and approval by the Board, to hire and replace sub-advisors that are unaffiliated with the Manager without approval of the shareholders. The Manager has ultimate responsibility, subject to oversight by the Board, to oversee sub-advisors and recommend their hiring, termination and replacement. The order also exempts the Funds from disclosing the advisory fees paid by the Funds to individual sub-advisors that are unaffiliated with the Manager in various documents filed with the SEC and provided to shareholders. Instead, the fees payable to unaffiliated sub-advisors are aggregated, and fees payable to sub-advisors that are affiliated with the Manager, if any, would be aggregated with fees payable to the Manager. Disclosure of the separate fees paid to an affiliated sub-advisor would be required. Whenever a sub-advisor change is proposed in reliance on the order, in order for the change to be implemented, the Board, including a majority of its "non-interested" trustees, must approve the change. In addition, the Funds are required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor.

American Beacon Balanced Fund

The Fund's assets are allocated among the Manager and the following investment sub-advisors:

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Barrow, Hanley, Mewhinney & Strauss, LLC

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Brandywine Global Investment Management, LLC

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Hotchkis and Wiley Capital Management, LLC

Currently, approximately one-third of the Fund's assets are allocated to Barrow, Hanley, Mewhinney & Strauss, LLC and another third to Brandywine Global Investment Management, LLC, who each decide the proportion of assets to invest in equity and fixed-income securities in accordance with the Fund's guidelines. The remaining third of the Fund's assets are allocated between the Manager, who invests its allocation in fixed-income securities and Hotchkis and Wiley Capital Management, LLC, who invests its allocation in equity securities.

American Beacon Large Cap Value Fund

The Fund's assets are allocated among the following investment sub-advisors:

14	Prospectus – Additional Information About the Funds

■

Barrow, Hanley, Mewhinney & Strauss, LLC

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Brandywine Global Investment Management, LLC

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Hotchkis and Wiley Capital Management, LLC

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Massachusetts Financial Services Company

Currently, the Fund's assets are allocated in approximately equal amounts to Barrow, Hanley, Mewhinney & Strauss, LLC, Brandywine Global Investment Management, LLC and Hotchkis and Wiley Capital Management, LLC. Approximately ten percent of the Fund's assets are allocated to Massachusetts Financial Services Company (''MFS''). The Manager may increase the allocation to MFS as Fund flows, capacity constraints and other considerations by the Manager may require.

American Beacon International Equity Fund

The Fund's assets are allocated among the following investment sub-advisors:

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Causeway Capital Management LLC

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Lazard Asset Management LLC

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Templeton Investment Counsel, LLC

Currently, the Fund's assets are allocated among the sub-advisors generally on an equal basis.

Additional Information About Investments

This section provides more detailed information regarding certain of the investments the Funds may invest in as well as information regarding the Funds' strategy with respect to investment of cash balances.

Asset-Backed Securities

Asset-backed securities are fractional interests in pools of loans, receivable or other assets. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, receivables or other assets that make up the pool. The trust or other issuer passes the income from the underlying asset pool to the investor. The Funds, the Manager, and the sub-advisors do not select the loans or other assets that are included in the collateral backing those pools.

Cash Management Investments

A Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act of 1940, as amended (the ''Investment Company Act''), including money market funds that are advised by the Manager or a sub-advisor, and in futures contracts. If a Fund invests in money market funds, shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees, of the money market funds in which a Fund invests, such as advisory fees charged by the Manager to any applicable money market funds advised by the Manager. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including that a money market fund's yield will be lower than the return that a Fund would have derived from other investments that would provide liquidity.

To gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs, a Fund also may purchase and sell futures contracts on a daily basis that relate to securities in which they may invest directly and indices comprised of such securities. A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid. As cash balances are invested in securities, a Fund may invest simultaneously those balances in futures contracts until the cash balances are delivered to settle the securities transactions. Because a Fund will have market exposure simultaneously in both the invested securities and futures contracts, a Fund may have more than 100% of its assets exposed to the markets. This can magnify gains and losses in a Fund. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures contracts and that there may not be a liquid secondary market for a futures contract.

Derivative Investments

Derivatives are financial instruments that have a value that depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. The American Beacon International Equity Fund may invest in the following derivative instruments, as described in the Fund Summary of the Fund:

■

Forward Contracts. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities or securities, or the cash value of commodities, securities or a securities index, at an agreed upon future date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. An NDF currency contract is a forward contract where there is no physical settlement of the two currencies at maturity. Rather, on the contract settlement date, a net cash settlement will be made by one party to the other based on the difference between the contracted forward rate and the prevailing spot rate, on an agreed notional amount.

■

Futures Contracts. A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid. An interest rate futures contract is a contract for the future delivery of an interest-bearing debt security. A treasury futures contract is a contract for the future delivery of a U.S. Treasury security. The Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in the Fund. The Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts and that there may not be a liquid secondary market for a futures contract.

Equity Investments

A Fund's equity investments may include:

■

Common Stock. Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. Common stock may be exchange-traded or over-the-counter. Over the counter stock may be less liquid than exchange-traded stock.

Prospectus – Additional Information About the Funds	15

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Convertible Securities. Convertible securities are generally preferred stocks and other securities, including bonds and warrants that are convertible into or exercisable for common stock at a stated price or rate. Convertible securities are senior to common stock in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While typically providing a fixed-income stream, a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

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Depositary Receipts, ADRs. American Depositary Receipts ("ADRs") are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer.  Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund's possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, a Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

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Preferred Stock. Preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is typically set at a fixed annual rate, in some circumstances it can be variable, changed or omitted by the issuer.

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Real Estate Investment Trusts (‘‘REITs''). REITs are pooled investment vehicles that own, and usually operate, income producing real estate. REITs typically are subject to management fees and other expenses that are separate from those of a Fund. REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation.

Fixed Income Instruments

A Fund's investments in fixed income instruments may include:

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Asset-Backed Securities. Asset-backed securities are fractional interests in pools of loans, receivable or other assets. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, receivables or other assets that make up the pool. The trust or other issuer passes the income from the underlying asset pool to the investor. The Funds, the Manager, and the sub-advisors do not select the loans or other assets that are included in the collateral backing those pools.

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Emerging Markets Debt. A Fund may invest a significant portion of its assets in a particular geographic region or country, including emerging markets. A Fund may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging market indices.

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Government-Sponsored Enterprises. A Fund may invest in debt obligations of U.S. Government-sponsored enterprises, including the Federal National Mortgage Association ("Fannie Mae''), Federal Home Loan Mortgage Corporation ("Freddie Mac''), Federal Farm Credit Banks ("FFCB'') and the Tennessee Valley Authority. Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac are supported by the issuers' right to borrow from the U.S. Treasury, the discretionary authority of the U.S. Treasury to lend to the issuers and the U.S. Treasury's commitment to purchase stock to ensure the issuers' positive net worth.

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High Yield Securities. High yield securities are debt obligations rated below investment grade (such as BB or lower by Standard & Poor's Ratings Services or Fitch, Inc. and/or Ba or lower by Moody's Investors Service, Inc.) or not rated, but considered by a subadvisor to be of similar quality. These types of securities are also commonly referred to as ‘‘junk bonds''.

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Investment Grade Securities. Investment grade securities that a Fund may purchase, either as part of its principal investment strategy or to implement its temporary defensive policy, include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by a rating organization rating that security (such as Standard & Poor's Ratings Services, Moody's Investors Service, Inc., or Fitch, Inc.) or comparably rated by a sub-advisor if unrated by a rating organization. A Fund, at the discretion of the applicable sub-advisor, may retain a security that has been downgraded below the initial investment criteria.

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Mortgage-Related Securities. A Fund can buy interests in pools of residential or commercial mortgages in the form of ‘‘pass-through'' mortgage securities. They may be issued or guaranteed by the U.S. Government, or its agencies and instrumentalities, or by private issuers. Mortgage-related securities may be issued in different series, each having different interest rates and maturities. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the rate of payments of the underlying mortgages. Mortgage-related securities, including collateralized mortgage obligations (‘‘CMOs''), issued by private issuers are not U.S. Government securities.

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U.S. Government Securities.  U.S. Government securities may include U.S. Treasury securities or debt obligations of U.S. Government-sponsored enterprises.

16	Prospectus – Additional Information About the Funds

Additional Information About Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. The following table identifies the principal risk factors of each Fund in light of their respective principal investment strategies. These risk factors are explained following the table.

Risk	Balanced Fund	Large Cap Value Fund	International Equity Fund
Allocation Risk	X	X	X
Asset-Backed and Mortgage Related Securities Risk	X
Counterparty Risk			X
Credit Risk	X		X
Currency Risk			X
Equity Investments Risk	X	X	X
Extension Risk	X
Foreign Investing and Emerging Markets Risk			X
Futures and Forward Contracts Risk	X	X	X
Hedging Risk			X
Interest Rate Risk	X
Investment Risk	X	X	X
Issuer Risk	X	X	X
Large Capitalization Companies Risk	X	X	X
Market Risk	X	X	X
Market Timing Risk			X
Mid-Capitalization Companies Risk	X	X
Other Investment Companies Risk	X	X	X
Prepayment Risk	X
Redemption Risk	X
Sector Risk		X
Securities Lending Risk			X
Securities Selection Risk	X	X	X
Segregated Assets Risk	X	X	X
Small Capitalization Companies Risk	X	X
U.S. Government Securities and Government Sponsored Enterprises Risk	X
Valuation Risk			X
Value Stocks Risk	X	X	X

Allocation Risk

This is the risk that a sub-advisor's judgments about, and allocations between, asset classes and market exposures may adversely affect a Fund's performance. This risk can be increased by the use of derivatives to increase allocations to various market exposures because derivatives can create investment leverage, which will magnify the impact to a Fund of its investment in any underperforming market exposure.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, prepayment risk and extension risk. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Counterparty Risk

A Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to a Fund. As a result a Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty.

Credit Risk

A Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by a Fund may have an adverse impact on its price and make it difficult for a Fund to sell it. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade. Since a Fund can invest significantly in lower-quality investments considered speculative in nature, this risk will be substantial.

Currency Risk

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging

Prospectus – Additional Information About the Funds	17

positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund's investments in foreign currency denominated securities may reduce the returns of a Fund. Currency futures, forwards or options may not always work as intended, and in specific cases a Fund may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, a Fund may not hedge its currency risks.

Equity Investments Risk

Equity securities are subject to market risk. A Fund's investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts (‘‘REITs'') and depositary receipts. Such investments may expose a Fund to additional risks.

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Common Stocks. The value of a company's common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company's products or services. A stock's value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company's common stock will usually be more volatile than its bonds, other debt and preferred stock.

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Convertible Securities. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value of a convertible is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. The conversion value will decrease as the price of the underlying common stock decreases. When conversion value is substantially below investment value, the convertible's price tends to be influenced more by its yield, so changes in the price of the underlying common stock may not have as much of an impact. Conversely, the convertible's price tends to be influenced more by the price of the underlying common stock when conversion value is comparable to or exceeds investment value. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security, because a synthetic convertible is composed of two or more separate securities, each with its own market value. Convertible securities may be subject to market risk, credit risk and interest rate risk.

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Depositary Receipts. A Fund may invest in securities issued by foreign companies through ADRs, and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock.

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Preferred Stocks. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Issuers may threaten preferred stockholders with the cancellation of all dividends and liquidation preference rights in an attempt to force their conversion to less secure common stock. Certain preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. The rights of preferred stock on distribution of a corporation's assets in the event of its liquidation are generally subordinated to the rights associated with a corporation's debt securities. Therefore, in the event of an issuer's bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. Preferred stocks may also be subject to credit risk.

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REITs. REITs or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, overbuilding, changes in interest rates, and liabilities resulting from environmental problems. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.  All REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs may not be diversified with regard to the types of tenants, may not be diversified with regard to the geographic locations of the properties, are subject to cash flow dependency and defaults by borrowers, and could fail to qualify for tax-free pass-through of net income and net realized gains under the Internal Revenue Code. REITs typically incur fees that are separate from those incurred by a Fund. Accordingly, a Fund's investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

Extension Risk

If interest rates rise rapidly, or as a result of other factors, repayments of principal of certain debt securities, especially mortgage-related and other types of asset backed securities, may occur at a slower rate than expected and the expected maturity of these securities could lengthen as a result. Securities that are subject to extension risk generally have greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Foreign Investing & Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5)less government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies,  (6) increased price volatility and (7) delays in transaction settlement in some foreign markets. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. To the extent a Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such

18	Prospectus – Additional Information About the Funds

securities; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Futures and Forward Contracts Risk

Futures and forward contracts are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. A Fund may use futures and forward contracts as a hedge against foreign currency fluctuations, to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Futures and forward contracts can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. Gains or losses in the value of these instruments may be magnified and be much greater than their original cost (generally the initial margin deposit). Futures and forward contracts require a Fund to post margin to secure its future obligation; if a Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

Certain of the other risks to which a Fund might be exposed due to its use of futures and forward contracts include the following:

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Forward Contracts. There may be imperfect correlation between the price of a forward contract and the underlying security, index or currency which will increase the volatility of a Fund. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund's rights as a creditor. Forward currency transactions include risks associated with fluctuations in foreign currency.  Foreign currency forward contracts, including NDFs, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of foreign currency forward contracts may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the foreign currency forward contract. Foreign currency forward transactions include risks associated with fluctuations in foreign currency.

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Futures Contracts Risk. Futures contracts may experience dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency which will increase the volatility of a Fund. Futures contracts may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). There may not be a liquid secondary market for the futures contract.

Hedging Risk

Gains or losses from positions in hedging instruments may be much greater than the instrument's original cost. The counterparty may be unable to honor its financial obligation to a Fund. In addition, a sub-advisor may be unable to close the transaction at the time it would like or at the price it believes the security is currently worth. If a Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce a Fund's return, or create a loss.

Interest Rate Risk

Investments in investment-grade and non-investment grade fixed-income securities are subject to interest rate risk. The value of a Fund's fixed-income investments typically will fall when interest rates rise. A Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond. Yields of debt securities will fluctuate over time. Since the financial crisis that started in 2008, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. When the Federal Reserve raises the federal funds rate, which is expected to occur, interest rates are expected to rise. As of the date of this Prospectus, interest rates are near historic lows, but may rise significantly and/or rapidly, potentially resulting in substantial losses to a Fund.

Investment Risk

An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A Fund should not be relied upon as a complete investment program.  The share price of a Fund fluctuates, which means that when you sell your shares of a Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in a Fund.

Issuer Risk

The value, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.  When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the price of the issuer's securities to fall.

Large Capitalization Companies Risk

The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes.  Large market capitalization companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.

Market Risk

Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of a Fund's shares. Equity investments are subject to stock market risk, which involves the possibility that the value of a Fund's investments in stocks will decline due to drops in the stock market due to general market, regulatory, political and economic conditions. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

A Fund is subject to the risk that the prices of, and the income generated by, fixed income securities held by the Fund may decline significantly and/or rapidly in response to adverse issuer, political, regulatory, general economic and market conditions, or other developments, such as regional or global economic instability (including terrorism and related geopolitical risks), interest rate fluctuations, and those events directly involving the issuers that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Events in the fixed income markets may lead to periods of volatility, unusual liquidity issues and, in some cases, credit downgrades and increased likelihood of default. Such events may cause the value of securities owned by a Fund to go up or down, sometimes rapidly or unpredictably. There is a risk that the lack of liquidity or other adverse credit market

Prospectus – Additional Information About the Funds	19

conditions may hamper a Fund's ability to purchase and sell the debt securities. Changes in the economic climate, investor perceptions and stock market volatility also can cause the prices of a Fund's fixed-income investments to decline regardless of the conditions of the issuers held by the Fund. There is also a risk that policy changes by the U.S. Government and/or Federal Reserve, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on a Fund. These events may lead to periods of volatility and increased redemptions, which could cause a Fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent.  Turbulence in financial markets and reduced liquidity in credit, fixed-income, and equity markets may negatively affect many issuers worldwide which could adversely affect a Fund.

Market Timing Risk

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of a Fund's NAV, (ii) an increase in a Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies.  Because of specific securities in which a Fund may invest, it could be subject to the risk of market timing activities by shareholders. Some examples of these types of securities are high yield and foreign securities. The limited trading activity of some high yield securities may result in market prices that do not reflect the true market value of these securities. A Fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a Fund's calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a Fund may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in a Fund to take advantage of any price differentials that may be reflected in the NAV of a Fund's shares.  While the Manager monitors trading in a Fund, there is no guarantee that it can detect all market timing activities.

Mid-Capitalization Companies Risk

Investments in mid-capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger, more established companies. Mid-capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund's portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-capitalization companies may have less market liquidity than large capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings.

Other Investment Companies Risk

A Fund may invest in shares of other registered investment companies, including open-end funds and money market funds. To the extent that a Fund invests in shares of other registered investment companies, a Fund will indirectly bear fees and expenses, including for example, advisory and administrative fees, charged by the underlying funds in addition to a Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.  For example, money market funds are subject to interest rate risk, credit risk, and market risk.  A Fund must rely on the underlying fund to achieve its investment objective. If the underlying fund fails to achieve its investment objective, the value of a Fund's investment will decline, adversely affecting a Fund's performance.

Prepayment Risk

When interest rates fall, borrowers will repay the loans that underlie certain debt securities, especially mortgage-related and other types of asset backed securities, more quickly than expected, causing the issuer of the security to repay the principal prior to the securities expected maturity date. A Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If a Fund buys those securities at a premium, accelerated prepayments on those securities could cause a Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security's price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only the prices but can also change the income flows and repayment assumptions about those investments.

Redemption Risk

A Fund may experience periods of heavy redemptions that could cause a Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in a Fund, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt a fund's performance.

Sector Risk

Companies that are invested in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent a Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund's securities lending agent may indemnify a Fund against that risk. There is a risk that the assets of a Fund's securities lending agent may be insufficient to satisfy any contractual indemnification requirements to that Fund.  A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund's ability to vote proxies or to settle transactions.

Securities Selection Risk

Securities selected by the sub-advisor or the Manager for a Fund may not perform to expectations. The portfolio managers' judgments about the attractiveness, value and potential performance of a particular asset class or individual security may be incorrect and there is no guarantee that individual securities will perform as anticipated. This could result in a Fund's underperformance compared to other funds with similar investment objectives.

20	Prospectus – Additional Information About the Funds

Segregated Assets Risk

In connection with certain transactions that may give rise to future payment obligations, including purchases and sales of futures contracts, a Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position. Segregated or earmarked securities cannot be sold while the position or transaction they are covering is outstanding, unless they are replaced with other securities of equal value. There is the possibility that the segregation or earmarking of a large percentage of a Fund's assets may, in some circumstances, limit adversely affect a Fund's ability to take advantage of investment opportunities or meet redemption requests.

Small Capitalization Companies Risk

Investments in small capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger capitalization and more established companies. Small capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund's portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small capitalization companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings. Generally, the smaller the company size, the greater these risks.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is only guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Investments in government-sponsored enterprises, are debt obligations issued by agencies and instrumentalities of the U.S. Government.  These obligations vary in the level of support they receive from the U.S. Government.  They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association (‘‘Ginnie Mae''); (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac") or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau.  The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so in which case, if the issuer defaulted, a Fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.  Like all bonds, U.S. Government securities and Government sponsored enterprise bonds are also subject to credit risk.

Valuation Risk

This is the risk that a Fund has valued certain securities at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, a Fund may value these investments using more subjective methods, such as fair value methodologies. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV.

Value Stocks Risk

Investments in value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. This may result in the value stocks' prices remaining undervalued for extended periods of time. While a Fund's investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier other stock funds as a trade-off for this potentially lower risk. A Fund's performance also may be affected adversely if value stocks become unpopular with or lose favor among investors. Different investment styles tend to shift in and out favor, depending on market conditions and investor sentiment. A Fund's value style could cause it to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Additional Information About Performance Benchmarks

The annual total return of each Fund is compared to a broad-based market index.  Set forth below is additional information regarding the index and composite to which each Fund's performance is compared.

American Beacon Balanced Fund

Market Index

The Fund's performance is compared to the Russell 1000 Value Index and the Barclays U.S. Aggregate Index.  To reflect the Fund's allocation of its assets between investment grade fixed-income securities and equity securities, the Fund's performance is also compared to the Balanced Composite Index, which combines the returns of the Russell 1000 Value Index and the Barclays U.S. Aggregate Index in a 60%/40% proportion.

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Russell 1000 Value Index is a registered trademark of Frank Russell Company. The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

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The Barclays U.S. Aggregate Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.

American Beacon Large Cap Value Fund

Market Index

The Fund's performance is compared to the Russell 1000 Value Index.

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Russell 1000 Value Index is a registered trademark of Frank Russell Company. The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

American Beacon International Equity Fund

Market Index

The Fund's performance is compared to the MSCI EAFE Index.

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The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada.

Prospectus – Additional Information About the Funds	21

Notices Regarding Index Data:

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties herby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI's express written consent.

American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group ("Russell"). Russell is not responsible for and has not reviewed the American Beacon Balanced Fund and American Beacon Large Cap Value Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

22	Prospectus – Additional Information About the Funds

Fund Management

The Manager

AMERICAN BEACON ADVISORS, INC. (the "Manager") serves as the Manager and administrator of the Funds. The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is an indirect wholly-owned subsidiary of Astro AB Holdings, LLC, which is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P.

The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940. The Manager is not registered as a commodity pool operator ("CPO") with respect to the Funds in this Prospectus in reliance on the delayed compliance date provided by No-Action Letter 12-38 of the Division of Swaps Dealer and Intermediary Oversight ("Division") of the Commodity Futures Trading Commission ("CFTC"). Pursuant to this letter, the Manager is not required to register as a CPO, or rely on an exemption from registration, until six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds in the context of the CPO exclusion in CFTC Regulation 4.5. In addition, on behalf of the Funds, the Manager has also filed a notice claiming the CFTC Regulation 4.5 exclusion from CPO registration. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Funds.

For the fiscal year ended October 31, 2015, each Fund paid aggregate management fees to the Manager and investment advisory fees to its sub-advisor(s) as a percentage of each Fund's daily average net assets, net of waivers, as follows:

American Beacon Fund	Aggregate Management and Investment Advisory Fees
Balanced	0.21%
Large Cap Value	0.23%
International Equity	0.29%

The Manager also may receive up to 25% of the net monthly income generated from the Fund's securities lending activities as compensation for oversight of the Fund's securities lending program, including the securities lending agent, Brown Brothers Harriman & Co. Currently, the Manager is authorized to receive 10% of any such income. The SEC has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

As of the date of this prospectus, only the American Beacon International Equity Fund may engage in securities lending activities. In addition, certain sub-advisors contribute to the Manager to support a Fund's distribution activities.

A discussion of the Board's consideration and approval of the Management Agreement between the Funds and the Manager and the Investment Advisory Agreements among the Trust, on behalf of the Funds, each sub-advisor and the Manager is available in the Funds' annual report for the period ended October 31, 2015.

The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for a Fund in order to maintain competitive expense ratios for the Fund. The Board has approved a policy whereby the Manager may seek repayment for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the contractual percentage limit.

American Beacon Funds	Team Members
Large Cap Value	Adriana R. Posada *, Kirk L. Brown, Gene L. Needles, Jr.
Balanced	Adriana R. Posada*, Kirk L. Brown, Gene L. Needles, Jr., Samuel Silver, Patrick A. Sporl, Erin Higginbotham
International Equity	Kirk L. Brown, Gene L. Needles, Jr.,
*	Effective March 31, 2016, Adriana R. Posada will retire and no longer serve as Portfolio Manager of the Funds.

The team members discussed below are responsible for the oversight of the sub-advisors, including reviewing the sub-advisors' performance, allocating the Fund's assets among the sub advisors and the Manager, as applicable, and investing the portion of Fund assets that the sub-advisors determine should be allocated to short-term investments.

Gene L. Needles, Jr. has served as President and Chief Executive Officer of the Manager since April 2009 and has served on the portfolio management team since June 2011. Prior to joining the Manager, Mr. Needles was President of Touchstone Investments from 2008 to 2009 and President and CEO of AIM Distributors from 2004 to 2007. Adriana R. Posada is Senior Portfolio Manager and became a member of the team in October 1998. Kirk L. Brown is Senior Portfolio Manager and has served on the portfolio management team since February 1994. Mr. Brown is a CFA Charterholder.  Mr. Needles are responsible for recommending sub-advisors to the Funds' Board of Trustees. Ms. Posada, and Mr. Brown oversee the sub-advisors, review the sub-advisors' performance and allocate the Funds' assets among the sub-advisors, as applicable.

Samuel Silver oversees the team responsible for the portfolio management of a portion of the fixed income assets of the American Beacon Balanced Fund. Mr. Silver has been with the Manager since September 1999 and has served as Vice President, Fixed Income Investments since October 2011. Prior to October 2011, Mr. Silver was a Senior Portfolio Manager, Fixed Income Investments.

The team responsible for the day to day portfolio management of the American Beacon Balanced Fund includes Patrick A. Sporl and Erin Higginbotham. Mr. Sporl has served as the Senior Portfolio Manager to the American Beacon Balanced Fund since September 2001. He is primarily responsible for determining the manager's portion of the Funds' holdings and characteristics.

Mr. Sporl is a CFA Charterholder. Ms. Higginbotham has served as Senior Portfolio Manager to the American Beacon Balanced Fund since February 2011. She has responsibility for credit and relative value analysis of corporate bonds. Ms. Higginbotham managed cash and money market portfolios at American Beacon Advisors and has been a Portfolio Manager since April 2003 and became a Senior Portfolio Manager in April 2005. Ms. Higginbotham is a CFA Charterholder.

The Funds' SAI provides additional information about the members of the portfolio management team, including other accounts they manage, their ownership in the Funds they manage and their compensation.

Prospectus – Fund Management	23

The Sub-Advisors

Set forth below is a brief description of each sub-advisor and the portfolio managers who are jointly and primarily responsible for the day-to-day management of the sub-advisor's allocation of a Fund. The Funds' SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Funds they manage and their compensation.

All other assets of American Airlines Group Inc., its affiliates and employee retirement plans under management by each respective sub-advisor (except assets managed by Barrow under the HALO Bond Program), where applicable, are considered when calculating the fees for each sub-advisor. Including these assets may lower the investment advisory fees for each applicable Fund.

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC (‘‘Barrow''), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, is a professional investment counseling firm that has been providing investment advisory services since 1979. The firm is a subsidiary of Old Mutual Asset Management (US) LLC, which is a subsidiary of OM Asset Management plc, (OMAM), a publicly-held company traded on the New York Stock Exchange. As of October 31, 2015, Barrow had discretionary investment management authority with respect to approximately $91 billion of assets, including approximately $6 billion of assets of American Airlines Group Inc. and its subsidiaries and affiliated entities.

Barrow serves as a sub-advisor to the American Beacon Balanced and American Beacon Large Cap Value. Barrow manages client assets on a team basis for their equity and fixed-income strategies. The members of the team for each American Beacon Fund are listed below.

Name and Title of Portfolio Managers	Length of Service to Fund	Business Experience Past 5 Years
Balanced & Large Cap Value
James P. Barrow Portfolio Manager/Executive Director	Since Inception (1987)	Portfolio Manager/Barrow
Mark Giambrone Portfolio Manager/Managing Director	Since 2015	Portfolio Manager/Barrow
Balanced Fund
John S. Williams Portfolio Manager/Managing Director	Since Inception (1987)	Portfolio Manager/Barrow
David R. Hardin Portfolio Manager/Managing Director	Since Inception (1987)	Portfolio Manager/Barrow
J. Scott McDonald Portfolio Manager/Managing Director	Since 1998	Portfolio Manager/Barrow
Mark C. Luchsinger Portfolio Manager/Managing Director	Since 1998	Portfolio Manager/Barrow
Deborah A. Petruzzelli Portfolio Manager/Managing Director	Since 2003	Portfolio Manager/Barrow

Portfolio managers have broad research responsibilities, although they focus their efforts on particular sectors. Analysts have specific industry assignments for more specialized, in-depth research.

Barrow manages its fixed-income portion of the American Beacon Balanced Fund using a team approach, with investment strategy decisions resulting from a consensus of its fixed-income professionals — five senior portfolio managers and five dedicated research analysts. All five portfolio managers are generalists, but each also has specific responsibilities for strategic focus on particular aspects of the marketplace and the portfolio structure strategy. Fixed income research responsibilities are divided among the team members, each specializing in areas in which they have particular expertise and interest. Individual bond selection decisions are also consistently made across all portfolios having similar investment objectives.

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC (‘'Brandywine Global''), 2929 Arch Street, 8th Floor, Philadelphia, PA 19104, is a professional investment advisory firm founded in 1986. Brandywine Global is a wholly owned subsidiary of Legg Mason, Inc. As of October 31, 2015, Brandywine Global had assets under management totaling approximately $69.9 billion, including approximately $547 million of assets of American Airlines Group Inc. and its subsidiaries and affiliated entities. Brandywine Global serves as a subadvisor to the American Beacon Balanced Fund, American Beacon Large Cap Value Fund and American Beacon Small Cap Value Fund.

Brandywine Global Portfolio Manager for the American Beacon Balanced and American Beacon Large Cap Value Funds

Paul R. Lesutis, CFA is a portfolio manager for our Classic Large Cap Value Equity strategy. In addition, he is responsible for general research coverage, contributing insights and stock recommendations to all of the firm's Large Cap Value Equity strategies. Mr. Lesutis joined the firm in 1991. Previously, he served as executive vice president, chief investment officer and portfolio manager with Provident Capital Management, Inc. (1984-1991); director of equity research and portfolio manager with First Pennsylvania Bank (1971-1984), and a securities analyst with E.I. du Pont de Nemours (1966-1971). Mr. Lesutis is a CFA charterholder. He is a member of the firm's Executive Board.

Patrick S. Kaser, CFA is head of the Large Cap Value Equity team and serves as lead portfolio manager on the Classic Large Cap Value strategy. Mr. Kaser is responsible for researching the financial and healthcare sectors, contributing insights and stock recommendations. He joined the firm in 1998. He is a member of the firm's Executive Board. Before becoming a portfolio manager, Mr. Kaser worked for the firm as an analyst on the Large Cap Value Equity team. He was also with Dean Witter as an account executive (1996-1997). Mr. Kaser is a CFA charterholder. He is a member of the CFA Society of Philadelphia and has been quoted in The Wall Street Journal, BusinessWeek, The Washington Post, Barron's and has appeared on Bloomberg television and radio.

James J. Clarke serves as a portfolio manager for our Classic Large Cap Value Equity strategy. He rejoined the firm in December 2008 after three years serving as a founding partner of Clarke Bennitt, LLC and co-portfolio manager of the concentrated, all-cap Montchanin funds. From 1997 to 2005, Mr. Clarke worked as an equity analyst and portfolio manager for Brandywine Global' s large, mid and small cap value equity portfolios and was responsible for research coverage of the machinery and REIT sectors, contributing insight and stock recommendations for all of the firm's domestic equity products. Prior to his initial term of employment with Brandywine Global, Mr. Clarke worked as a financial analyst at Morgan Stanley in New York and Tokyo (1991-1995).

Brandywine Global Portfolio Managers for the American Beacon Balanced Fund

24	Prospectus – Fund Management

Stephen  S. Smith, is co-lead portfolio manager for the firm's Global Fixed Income and related strategies. He joined the firm in 1991 to diversify the firm's investment strategies and start the global fixed income product. Previously, Mr. Smith was with Mitchell Hutchins Asset Management, Inc. as managing director of taxable fixed income (1988-1991); Provident Capital Management, Inc. as senior vice president overseeing taxable fixed income (1984-1988); Munsch & Smith Management as a founding partner (1980-1984), and First Pennsylvania Bank as vice president and portfolio manager in the fixed income division (1976-1980).

CAUSEWAY CAPITAL MANAGEMENT LLC (‘'Causeway''), 11111 Santa Monica Blvd., 15th Floor, Los Angeles, California 90025, is an international and global equity investment management firm. Causeway began operations in June 2001. As of December 31, 2015, Causeway had approximately $15 billion in assets under management, including approximately $1.2 billion of assets of American Airlines Group Inc. and its subsidiaries and affiliated entities. Causeway serves as a sub-advisor to the American Beacon International Equity Fund.

Causeway's portion of the American Beacon International Equity Fund is managed by a team of portfolio managers comprised of Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan P. Eng, Conor Muldoon, Foster Corwith, Alessandro Valentini, and Ellen Lee.

Sarah H. Ketterer is the Chief Executive Officer. Ms. Ketterer co-founded Causeway in June 2001. Prior to that, she was with the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P. (‘'MLIM'') since 1996, where she was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles. Ms. Ketterer has co-managed the Fund since August 2001.

Harry W. Hartford is the President. Mr. Hartford co-founded Causeway in June 2001. Prior to that, he was with the Hotchkis and Wiley division of MLIM since 1996, where he was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles. Mr. Hartford has co-managed the Fund since August 2001.

James A. Doyle is a Director of Causeway and is responsible for research in the global healthcare, information technology, and telecommunication services sectors. He joined the firm as a Director and Portfolio Manager in June 2001. Previously, Mr. Doyle was with the Hotchkis and Wiley division of MLIM since 1997, where he was a Vice President and the head of investment research for the International and Global Value Equity Team in Los Angeles. Mr. Doyle has co-managed the Fund since January 2006.

Jonathan P. Eng is a Director of Causeway and is responsible for research in the global consumer discretionary industrials and materials sectors. Mr. Eng joined the firm as a Research Associate in July 2001 and became a Portfolio Manager and Director in 2002. From 1997 to July 2001, Mr. Eng was with the Hotchkis and Wiley division of MLIM in Los Angeles and London, where he was an equity research associate for the International and Global Value Equity Team. Mr. Eng has co-managed the Fund since January 2006.

Conor Muldoon is a Director of Causeway and is responsible for research in the global financials and materials sectors. Mr. Muldoon joined the firm in August 2003 as a Research Associate and became a Portfolio Manager in 2010. From 1995 to June 2003, Mr. Muldoon was an investment consultant for Fidelity Investments where he served as liaison between institutional clients and investment managers within Fidelity. Mr. Muldoon has co-managed the Fund since 2010.

Foster Corwith is a Director of Causeway and is responsible for research in the global industrials and consumer sectors. Mr. Corwith joined the firm in July 2006 as a Research Associate and became a Portfolio Manager in 2013. From 2003 to 2004, Mr. Corwith was a project manager in the Corporate Services group of The Bank of New York, where he oversaw the integration of trading platforms for 200 broker-dealer clients acquired during the firm's merger with Mellon Financial. From 2001- 2003, Mr. Corwith was an analyst in Credit Suisse First Boston's prime brokerage unit, where he worked as a liaison between the group's security lending, technology, and account management groups. From 2000-2001, Mr. Corwith was a management trainee at Donaldson Lufkin & Jenrette, working with the equity research team.

Alessandro Valentini is a Director of Causeway and is responsible for research in the global health care and financial sectors. Mr. Valentini joined the firm in July 2006 as a Research Associate and became a Portfolio Manager in 2013. During the summer of 2005, Mr. Valentini worked as a research analyst at Thornburg Investment Management, where he conducted fundamental research for the International Value Fund and the Value Fund, focusing on the European telecommunication and Canadian oil sectors. From 2000 to 2004, Mr. Valentini worked as a financial analyst at Goldman Sachs in the European Equities Research-Sales division in New York.

Ellen Lee is a Director of Causeway and is responsible for research in the global utilities, energy, industrials, and consumer discretionary sectors. Ms. Lee joined the firm in August as a Research Associate and became a Portfolio Manager in January 2015. During the summer of 2006, Ms. Lee interned at Tiger Asia, a long short equity hedge fund focused on China, Japan, and Korea. From 2001-2004, Ms. Lee was an associate in the Mergers and Acquisitions division of Credit Suisse First Boston in Seoul, where she advised Korean corporates and multinational corporations. From 1999-2000, she was an analyst in the Mergers and Acquisitions division of Credit Suisse First Boston in Hong Kong. Ms. Lee has co-managed the Fund since 2015.

HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC (‘'Hotchkis''), 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439, is a professional investment management firm. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens-H&W, LLC,a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor was organized as an investment advisor in 1980. Hotchkis had approximately $30.4 billion in investment company and other portfolio assets under management as of October 31, 2015, including $568 million of assets of American Airlines Group Inc. and its subsidiaries and affiliated entities. Hotchkis serves as a sub-advisor to the American Beacon Balanced, American Beacon Large Cap Value and American Beacon Small Cap Value Funds.

In addition to the Funds, Hotchkis manages institutional separate accounts and is the advisor and sub-advisor to other mutual funds. The investment process employed is the same for similar accounts, including the Funds and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of Hotchkis' investment strategies. Portfolio coordinators for each strategy ensure that the best thinking of the investment team is reflected in the ‘'target portfolios.'' Investment ideas for each Fund are generated by Hotchkis' investment team.

Although portions of the American Beacon Balanced Fund and American Beacon Large Cap Value Fund are managed by Hotchkis' investment team, Hotchkis has identified the portfolio managers with the most significant responsibility for Hotchkis' portion of each Fund's assets. This list does not include all members of the investment team.

LAZARD ASSET MANAGEMENT LLC (‘'Lazard''), 30 Rockefeller Plaza, 55th floor, New York, New York 10112, an investment advisor, is a subsidiary of Lazard Frères & Co. LLC, a registered broker-dealer. Lazard and its affiliates provided investment management services to client discretionary accounts with assets totaling approximately $168.8 billion as of December 31, 2015, including approximately $1.1 billion of assets of American Airlines Group Inc. and its subsidiaries and affiliated entities. Lazard serves as a sub-advisor to the American Beacon International Equity Fund.

Prospectus – Fund Management	25

The following individuals comprise Lazard's International Equity management team, which is responsible for the day-to-day management of a portion of the American Beacon International Equity Fund. Responsibility is shared equally among each member of the team.

John R. Reinsberg is a Deputy Chairman of Lazard with responsibility for international and global strategies. He is also Portfolio Manager/Analyst on the Global Equity and International Equity portfolio teams. He joined Lazard in 1992 and began working in the investment field in 1981. Mr. Reinsberg has co-managed Lazard's portion of the Fund since March 1999.

Michael A. Bennett is a Managing Director of Lazard and a Portfolio Manager/Analyst on various international teams. He joined Lazard in 1992 and has worked in the investment field since 1986. Mr. Bennett has co-managed Lazard's portion of the Fund since May 2003.

Michael G. Fry joined Lazard in 2005 and is a Managing Director and Portfolio Manager/Analyst on various international equity teams. From 1995 to 2005, Mr. Fry held several positions at UBS Global Asset Management, including Lead Portfolio Manager and Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1981. He has co-managed Lazard's portion of the Fund since November 2005.

Michael S. Powers is a Managing Director of Lazard and a Portfolio Manager/Analyst on various international equity teams.. He began working in the investment field in 1990 when he joined Lazard and has co-managed Lazard's portion of the Fund since May 2003.

Kevin L. Matthews is a Managing Director of Lazard and a Portfolio Manager/Analyst on the International Equity and International Equity Select teams. Prior to joining the investment teams, he was a Research Analyst from 2001 to 2010 with a background in financials, automotive, aerospace, and capital goods sectors. He joined Lazard in 2001.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (‘'MFS''), 111 Huntington Avenue, Boston, MA 02199, is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924. As of December 31, 2015, net assets under management of the MFS organization were approximately $412 billion, including approximately $1.6 billion of assets of American Airlines Group Inc. and its subsidiaries and affiliated entities. MFS serves as a sub-advisor to the American Beacon Large Cap Value Fund. Steven Gorham and Nevin Chitkara co-manage MFS' Large Cap Value Equity strategy. Mr. Gorham is an Investment Officer of MFS and has been employed in the investment area of MFS since 1992. Mr. Chitkara is an Investment Officer of MFS and has been employed in the investment area of MFS since 1997.

TEMPLETON INVESTMENT COUNSEL, LLC (‘'Templeton''), 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301, is an indirect wholly owned subsidiary of Franklin Resources, Inc., a global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management solutions managed by its Franklin, Templeton, Mutual Series, Fiduciary Trust, Bissett, Darby, Balanced Equity Management and K2 investment teams. The San Mateo, CA-based company has over 65 years of investment experience and more than $763 billion in assets under management as of December 31, 2015. Of this amount, approximately $1.2 billion were assets of American Airlines Group Inc. and its subsidiaries and affiliated entities. Templeton serves as a sub-advisor to the American Beacon International Equity Fund.

Antonio T. Docal is Executive Vice President of Templeton and Portfolio Manager for the Templeton Global Equity Group and has served in the position since 2003. Peter A. Nori is Executive Vice President of Templeton and Portfolio Manager for the Templeton Global Equity Group and has served in the position since 2002. Cindy L. Sweeting is President of Templeton and Director of Portfolio Management for the Templeton Global Equity Group. Ms. Sweeting has served in these positions since 2000.  Mr. Docal and Ms. Sweeting have managed a portion of the American Beacon International Equity Fund since June 2012, and Mr. Nori has served as a portfolio manager of the American Beacon International Equity Fund since December 2014.

Valuation of Shares

The price of each Fund's shares is based on its NAV per share. Each Fund's NAV is computed by adding total assets, subtracting all of the Fund's liabilities, and dividing the result by the total number of shares outstanding.

The NAV of AMR Class shares is determined based on a pro rata allocation of the Fund's investment income, expenses and total capital gains and losses.

Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and ETFs are valued at the last sale price or official closing price.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, a Fund will normally use the currency exchange rates as of 4:00 p.m. Eastern Time.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board of Trustees, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security's trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security's true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund's NAV, fair value pricing may be used on the affected security or securities. Securities of small capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies. The Funds may fair value securities as a result of significant events occurring after the close of the foreign markets in which a Fund invests. In addition, the Funds may invest in illiquid securities requiring these procedures.

The American Beacon International Equity Fund often fair value securities as a result of significant events occurring after the close of the foreign markets in which this Fund invests. Securities of small capitalization companies are more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Funds' fair valuation procedures. If any significant

26	Prospectus – Fund Management

discrepancies are found, the Manager may adjust the Funds' fair valuation procedures. You may view a Fund's most recent NAV per share at www.americanbeaconfunds.com by clicking on ''Quick Links'' and then ''Daily NAVs.''

Prospectus – Fund Management	27

About Your Investment

Purchase and Redemption of Shares

Eligibility

AMR Class shares are offered only to investors in the retirement and benefit plans of the Manager, American Airlines Group Inc. and their affiliates.

Purchase Policies

Shares of the Funds are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by a Fund in good order prior to the Fund's deadline, the purchase price will be the NAV per share next determined on that day, plus any applicable sales charges. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that a Fund is open for business plus any applicable sales charge. Shares of a Fund will only be issued against full payment, as described more fully in this Prospectus and SAI.

The Funds have authorized certain third party financial intermediaries, such as broker-dealers, insurance companies, third party administrators and trust companies, to receive purchase and redemption orders on behalf of the Funds and to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. A Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund's next determined NAV after receipt by the financial intermediary or its designee. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Funds in proper form and in a timely manner.

Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether shares of a Fund are available for offer and sale in their jurisdiction. Each Fund reserves the right to refuse purchases if, in the judgment of the Funds, the transaction would adversely affect the Funds and its shareholders. Each Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Funds will not accept ''starter'' checks, credit card checks, money orders, cashier's checks, or third party checks.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Funds or the Manager has incurred. Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies may be withheld.

Please refer to the section titled ''Frequent Trading and Market Timing'' for information on the Funds' policies regarding frequent purchases, redemptions, and exchanges.

Redemption Policies

If you purchased shares of the Funds through your financial intermediary, please contact your broker-dealer or other financial intermediary to sell shares of a Fund.

The redemption price will be the NAV next determined after a redemption request is received in good order, minus any applicable CDSC and/or redemption fees. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first).

Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Funds are open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.

A redemption fee of 2% will be deducted from your redemption amount when you sell shares of the American Beacon International Equity Fund that you have owned for less than 90 days.  The redemption fee is paid to the Fund and is intended to discourage frequent trading and market timing.

If you purchased shares on multiple dates, the shares you have held the longest will be redeemed first for purposes of assessing the redemption fee. The redemption fee does not apply to:

■

shares acquired through the reinvestment of dividends and distributions;

■

shares acquired through payroll contributions to a retirement or employee benefit plan;

■

shares redeemed through systematic redemption plans;

■

shares redeemed to return excess IRA contributions;

■

certain redemption transactions made within a retirement or employee benefit plan, such as minimum required distributions, loans and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant;

■

redemptions and exchanges effectuated pursuant to an intermediary's automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans;

■

redemption and exchange transactions made within a ''Qualified Wrap Program'' as defined in the section titled ''Frequent Trading and Market Timing;'' or

■

shares acquired to commence operations of the Funds.

Each Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of a Fund's investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Funds' shareholders.

Although the Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets held by a Fund. To the extent that a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Please refer to the section titled ''Frequent Trading and Market Timing'' for information on the Funds' policies regarding frequent purchases, redemptions, and exchanges

28	Prospectus – Fund Management

Exchange Policies

A 90-day exchange restriction applies to the Funds. Pursuant to this restriction, participants will be limited to one purchase and one sale during a rolling 90-day period. Participants exceeding one purchase and one sale of the same Fund within a 90-day period cannot purchase shares of that Fund via an exchange for an additional 90 days.

The exchange restriction does not apply to the following transaction types:

■

payroll contributions;

■

reinvestment of dividends and distributions;

■

minimum required distributions, loans, and hardship withdrawals; or

■

other transactions that are initiated by a party other than the plan participant.

Please refer to the section titled ''Frequent Trading and Market Timing'' for information on the Funds' policies regarding frequent purchases, redemptions, and exchanges.

General Policies

The following policies apply to instructions you may provide to the Funds by telephone:

■

The Funds, their officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

■

The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone are genuine.

■

Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

Each Fund reserves the right to:

■

liquidate a shareholder's account at the current day's NAV and remit proceeds via check if the Funds or a financial institution are unable to verify the shareholder's identity within three business days of account opening,

■

charge a fee and to modify or terminate the exchange privilege at any time, and

■

limit the number of exchanges between Funds a shareholder may exercise.

Escheatment

Please be advised that certain state escheatment laws may require a Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Funds. Many states have added ''inactivity'' or the absence of customer initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder initiated activity on an account for at least three (3) to five (5) years.

Depending on the laws in your jurisdiction, customer initiated contact might be achieved by one of the following methods:

■

Send a letter to American Beacon Funds via the United States Post Office,

■

Speak to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the funds secure web application.

■

Access your account through the funds secure web application,

■

Cashing checks that are received and are made payable to the owner of the account.

The Funds, the Manager, and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer's and/or Controller's Offices.  If you do not hold your shares directly with a Fund, you should contact your broker-dealer, retirement plan, or other third party, intermediary regarding applicable state escheatment laws.

Contact information:

American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643
1-800-658-5811
www.americanbeaconfunds.com

Frequent Trading and Market Timing

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of a Fund's NAV, (ii) an increase in a Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in a Fund's NAV is known as market timing.

The American Beacon International Equity Fund is particularly at risk for market timing activity. Please see "Market Timing Risk" under the description of each of these Funds.

The Funds' Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing. These policies include a 2% redemption fee imposed on shares of the American Beacon International Equity Fund that are sold within 90 days of purchase.

The redemption fee is described further in the ‘‘Redemption Policies'' section. Shareholders may transact one ‘‘round trip'' in a Fund in any rolling 90-day period. A ‘‘round trip'' is defined as two transactions, each in an opposite direction. A round trip may involve either (i) a purchase or exchange into a Fund followed by a redemption or exchange out of a Fund or (ii) a redemption or exchange out of a Fund followed by a purchase or exchange into a Fund. If the Manager detects that a shareholder has exceeded one round trip in a Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, will prohibit the shareholder from making further purchases of that Fund. In general, each Fund reserves the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder's activity violates any policy stated in this Prospectus. Additionally, the Manager may in its discretion, reject any purchase or exchange into the Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of a Fund or dilute the value of the Fund's shares, including collective trading (e.g., following the advice of an investment newsletter). Such investors may be barred from future purchases of American Beacon Funds.

Prospectus – Fund Management	29

The round-trip limit does not apply to the following transaction types:

■

shares acquired through the reinvestment of dividends and other distributions;

■

systematic purchases and redemptions; shares redeemed to return excess IRA contributions; or

■

certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans, and trust companies, will be asked to enforce the Funds' policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Funds that they are currently unable to enforce the Funds' policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Funds' policies. A Fund may defer to an intermediary's policies. For more information, please contact the financial intermediary through which you invest in the Funds.

The Manager monitors trading activity in the Funds to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary's provision of information necessary to identify transactions by the underlying investors. The Funds have entered into agreements with the intermediaries that service the Funds' investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Funds and to act on the Funds' instructions to restrict transactions by investors who the Manager has identified as having violated the Funds' policies and procedures to deter frequent trading and market timing.

Wrap programs offered by certain intermediaries may be designated ‘‘Qualified Wrap Programs'' by a Fund based on specific criteria established by the Funds and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is a wrap program whose sponsoring intermediary: (i) certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio; (iii) provides the Manager a description of the wrap program(s); and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary's wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client's purchase of a Fund followed within 90 days by the intermediary's redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to a Fund, the Manager will revoke the intermediary's Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Fund's frequent trading and market timing policies, including any applicable redemption fees.

Each Fund reserves the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Funds' policies and procedures to deter frequent trading and market timing will have the intended effect nor that the Manager will be able to detect frequent trading and market timing.

Distributions and Taxes

Each Fund distributes most or all of its net earnings in the form of dividends from net investment income ("dividends") and distributions of realized net capital gains ("capital gain distributions") and net gains from foreign currency transactions (sometimes referred to below collectively as "other distributions") (and dividends and other distributions are sometimes referred to below collectively as "distributions").  Different tax treatment applies to different types of distributions (as described in the table below).

The Funds do not have a fixed dividend rate and do not guarantee they will pay any distributions in any particular period. Distributions paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the services and/or fees applicable to certain classes of shares. Distributions are paid as follows:

American Beacon Fund	Dividends Paid	Other Distributions Paid
Balanced	Quarterly	Annually
Large Cap Value	Annually	Annually
International Equity	Annually	Annually

The qualified retirement and benefit plans of the Manager and American Airlines Group Inc. and its affiliates (''Plans'') pay no federal income tax. Individual participants in the Plans should consult the Plans' governing documents and their own tax advisors for information on the tax consequences associated with participating in the Plans.

30	Prospectus – Fund Management

Additional Information

The Funds' Board of Trustees oversees generally the operations of the Funds. The Trust enters into contractual arrangements with various parties, including among others, the Funds' manager, sub-advisors, custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the Statement of Additional Information is intended, or should be read, to be or create an agreement or contract between the Trust or the Funds and any investor, or to create any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Distribution and Service Plans

The Funds do not incur any direct distribution expenses related to AMR Class shares. However, the Funds have each adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act, which authorizes the use of any fees received by the Manager in accordance with the Administrative Services and Management Agreements, and any fees received by the sub-advisors pursuant to their Investment Advisory Agreements with the Manager, to be used for the sale and distribution of Fund shares.

Portfolio Holdings

A complete list of each Fund's holdings is made available on the Funds' website on a monthly basis. The holdings information is generally posted to the website approximately twenty days after the end of the month and remains available for six months thereafter. A list of each Fund's ten largest holdings is made available on the Funds' website on a quarterly basis. The ten largest holdings of the Funds are generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com. A Fund's ten largest holdings may also be accessed by selecting a particular Fund's fact sheet.

A description of the Funds' policies and procedures regarding the disclosure of portfolio holdings is available in the Funds' SAI, which you may access on the Fund's website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

Delivery of Documents

If you are interested in electronic delivery of the Funds' summary prospectuses and shareholder reports, please go to www.americanbeaconfunds.com and click on ‘‘Quick Links'' and then ‘‘Register for E-Delivery.''

To reduce expenses, your financial institution may mail only one copy of the summary prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

Prospectus – Additional Information	31

Financial Highlights

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in each Fund's table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and other distributions). The information in the financial highlights has been derived from the Funds' financial statements audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Funds' financial statements, is included in the Funds' Annual Report, which you may obtain upon request.

Balanced Fund
	AMR Class
	Year Ended October 31
For a share outstanding throughout the period:	2015	2014	2013	2012	2011
Net asset value, beginning of the period	$15.80	$15.44	$13.54	$12.27	$12.02
Income from investment operations
Net investment income	0.01	0.39	0.27	0.31	0.34
Net gains (losses) from investments (both realized and unrealized)	0.05	1.28	2.27	1.34	0.27
Total income (loss) from investment operations	0.06	1.67	2.54	1.65	0.61
Less distributions
Dividends from net investment income	(0.26)	(0.48)	(0.33)	(0.38)	(0.36)
Distributions from net realized gains	(0.78)	(0.83)	(0.31)	–	–
Total distributions	(1.04)	(1.31)	(0.64)	(0.38)	(0.36)
Net asset value, end of period	$14.82	$15.80	$15.44	$13.54	$12.27
Total ReturnA	0.28%	11.40%	19.32%	13.55%	5.09%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$335,910	$681,527	$640,579	$710,816	$734,927
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.31%	0.32%	0.33%	0.32%	0.33%
Expenses, net of reimbursements or recoupments	0.31%	0.32%	0.33%	0.32%	0.33%
Net investment income, before reimbursements or recoupments	2.11%	2.45%	2.29%	2.57%	2.75%
Net investment income, net of reimbursements or recoupments	2.11%	2.45%	2.29%	2.57%	2.75%
Portfolio Turnover	62%	34%	56%	58%	47%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

32	Prospectus – Additional Information

Large Cap Value Fund
	AMR Class
	Year Ended October 31
For a share outstanding throughout the period:	2015	2014	2013	2012	2011A
Net asset value, beginning of the period	$30.90	$27.31	$21.36	$18.81	$18.37
Income from investment operations
Net investment income	6.57	0.77	0.57	0.52	0.41
Net gains (losses) from investments (both realized and unrealized)	(6.63)	3.33	5.92	2.54	0.32
Total income (loss) from investment operations	(0.06)	4.10	6.49	3.06	0.73
Less distributions
Dividends from net investment income	(0.76)	(0.51)	(0.54)	(0.51)	(0.29)
Distributions from net realized gains	(2.01)	–	–	–	–
Total distributions	(2.77)	(0.51)	(0.54)	(0.51)	(0.29)
Net asset value, end of period	$28.07	$30.90	$27.31	$21.36	$18.81
Total ReturnB	(0.47%)	15.20%	31.05%	16.75%	3.94%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$28,308	$823,261	$729,175	$602,667	$568,768
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.32%	0.32%	0.32%	0.33%	0.33%
Expenses, net of reimbursements	0.32%	0.32%	0.32%	0.33%	0.33%
Net investment income (loss), before reimbursements	2.16%	2.59%	2.26%	2.51%	2.21%
Net investment income, net of reimbursements	2.16%	2.59%	2.26%	2.51%	2.21%
Portfolio Turnover	32%	29%	34%	30%	90%

A	On December 1, 2010, MFS Institutional Advisors, Inc. assumed management of the Large Cap Value Fund's assets previously managed by Metropolitan West Capital Management, LLC.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	33

International Equity Fund
	AMR Class
	Year Ended October 31
For a share outstanding throughout the period:	2015	2014	2013		2012A		2011
Net asset value, beginning of the period	$19.58	$20.12	$16.08		$15.31		$16.78
Income from investment operations
Net investment income	0.97	0.60	0.46		0.49		0.53
Net gains (losses) from investments (both realized and unrealized)	(1.12)	(0.77)	4.04		0.87		(1.44)
Total income (loss) from investment operations	(0.15)	(0.17)	4.50		1.36		(0.91)
Less distributions
Dividends from net investment income	(0.58)	(0.37)	(0.46)		(0.59)		(0.56)
Distributions from net realized gains	–	–	–		–		–
Total distributions	(0.58)	(0.37)	(0.46)		(0.59)		(0.56)
Redemption fees added to beneficial interest	–	–	0.00	C	0.00	C	0.00	C
Net asset value, end of period	$18.85	$19.58	$20.12		$16.08		$15.31
Total ReturnB	(0.75%)	(0.88%)	28.56%		9.47%		(5.62%)
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$92,776	$437,941	$467,156		$387,197		$388,185
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.41%	0.42%	0.43%		0.45%		0.45%
Expenses, net of reimbursements or recoupments	0.41%	0.42%	0.43%		0.45%		0.45%
Net investment income (loss), before reimbursements or recoupments	2.22%	2.99%	2.47%		3.16%		3.15%
Net investment income, net of reimbursements or recoupments	2.22%	2.99%	2.47%		3.16%		3.15%
Portfolio Turnover	33%	23%	27%		60%		33%

A	The Boston Company Asset Management, LLC was terminated as an investment advisor to the International Equity Fund on December 31, 2011.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Amount represents less than $0.01 per share.

34	Prospectus – Additional Information

Additional Information

Additional information about the Funds is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Funds' website at www.americanbeaconfunds.com.

Annual Report/Semi-Annual Report

The Funds' Annual and Semi-Annual Reports list each Fund's actual investments as of the report's date. They also include a discussion by the Manager of market conditions and investment strategies that significantly affected the Fund's performance. The report of the Fund's Independent Registered Public Accounting Firm is included in the Annual Report.

Statement of Additional Information (''SAI'')

The SAI contains more details about the Funds and their investment policies. The SAI is incorporated in this prospectus by reference (it is legally part of this prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).

To obtain more information about the Fund or to request a copy of the documents listed above:

By Telephone:	Call 1-800-658-5811
By Mail:	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643
By E-mail:	americanbeaconfunds@ambeacon.com
On the Internet:	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov

The SAI and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, 100 F Street, NE,Washington, D.C. 20549-1520. The SAI and other information about the Funds may also be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

American Beacon is a registered service mark of American Beacon Advisors, Inc. The American Beacon Funds, American Beacon Balanced Fund, American Beacon Large Cap Value Fund, and American Beacon International Equity Fund are service marks of American Beacon Advisors, Inc.

SEC File Number 811-4984

American Beacon

PROSPECTUS

February 28, 2016

Share Class
	A	C	Y	Advisor	Institutional	Investor
American Beacon Balanced Fund	ABFAX	ABCCX	ACBYX	ABLSX	AADBX	AABPX
American Beacon Large Cap Value Fund	ALVAX	ALVCX	ABLYX	AVASX	AADEX	AAGPX
American Beacon Mid-Cap Value Fund	ABMAX	AMCCX	ACMYX	AMCSX	AACIX	AMPAX
American Beacon Small Cap Value Fund	ABSAX	ASVCX	ABSYX	AASSX	AVFIX	AVPAX
American Beacon International Equity Fund	AIEAX	AILCX	ABEYX	AAISX	AAIEX	AAIPX
American Beacon Retirement Income and Appreciation Fund	AAPAX	ABACX	ACRYX			AANPX

This Prospectus contains important information you should know about investing, including information about risks. Please read it before you invest and keep it for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

American Beacon Balanced FundSM

Investment Objective

The Fund's investment objective is income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 50 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 67 of the statement of additional information ("SAI").

Shareholder Fees (fees paid directly from your investment)

Share Class	A		C	Y	Advisor	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%		None	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50	% [1]	1.00%	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	Advisor	Institutional	Investor
Management Fees	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.00%	0.00%
Other Expenses	0.51%	0.51%	0.45%	0.60%	0.37%	0.70%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses [2]	0.98%	1.73%	0.67%	1.07%	0.59%	0.92%
[1]	A contingent deferred sales charge (''CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.
[2]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$669	$869	$1,085	$1,706
C	$276	$546	$940	$2,042
Y	$68	$214	$373	$834
Advisor	$109	$340	$589	$1,304
Institutional	$60	$189	$330	$739
Investor	$94	$294	$510	$1,132

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$176	$546	$940	$2,042

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, between 50% and 70% of the Fund's total assets are invested in equity securities and between 30% and 50% of the Fund's total assets are invested in debt securities.

The Fund's equity investments may include common stocks, preferred stocks, securities convertible into common stocks, real estate investment trusts ("REITs"), American Depositary Receipts ("ADRs") and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as "stocks"). The Fund may invest in companies of all market capitalizations. The Manager allocates the assets of the Fund among different sub-advisors.

The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

Prospectus – Fund Summaries	1

The Fund's sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500® Index):

■

above-average earnings growth potential,

■

below-average price to earnings ratio,

■

below-average price to book value ratio, and

■

above-average dividend yields.

Each of the Fund's sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The sub-advisors typically seek to invest in companies that they believe to are undervalued at the time of purchase.  The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Fund's debt securities may include: obligations of the U.S. Government, its agencies and instrumentalities, including U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government); U.S. and U.S. dollar-denominated foreign corporate debt securities, such as notes and bonds, mortgage-backed securities; asset-backed securities; and other debt securities.

The Fund will only buy debt securities that are deemed by the Manager or sub-advisors, as applicable, to be investment grade at the time of the purchase. If an investment held by the Fund is downgraded below investment grade, the Manager or sub-advisors, as applicable will take action that they believe to be advantageous to the Fund. The Fund has no limitations regarding the duration of the debt securities it can buy.

In determining which debt securities to buy and sell, the Manager and the sub-advisors generally use a "top-down" or "bottom-up" investment strategy, or a combination of both strategies. The top-down fixed-income investment strategy is implemented as follows:

■

Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.

■

Set desired portfolio duration structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.

■

Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.

■

Select specific debt securities within each security type.

■

Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

The bottom-up fixed-income investment strategy is implemented as follows:

■

Search for eligible securities with a yield to maturity advantage versus a U.S. Government security with a similar duration.

■

Evaluate credit quality of the securities.

■

Perform an analysis of the expected price volatility of the securities to changes in interest rates by examining actual price volatility between U.S. Government and non-U.S. Government securities.

The Fund may invest cash balances in other investment companies and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Allocation Risk
The sub-advisor's judgments about, and allocations between, asset classes and market exposures may adversely affect the Fund's performance. This risk may be increased by the use of futures contracts to increase allocations to various market exposures.

Asset-Backed and Mortgage Related Securities Risk
Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, prepayment risk and extension risk.

Credit Risk
The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a futures contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

Equity Investments Risk
Equity securities are subject to market risk. The Fund's investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges.  Such investments may expose the Fund to additional risks. The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall.  Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.  Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Futures Contracts Risk
Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

2	Prospectus – Fund Summaries

Interest Rate Risk
 The Fund is subject to the risk that the market value of fixed income securities it holds, particularly mortgage backed and other asset backed securities, will decline due to rising interest rates.  As of the date of this Prospectus, interest rates are near historic lows, but may rise substantially and/or rapidly, potentially resulting in substantial losses to the Fund. Generally, the value of investments with interest rate risk, such as fixed income securities, will move in the opposite direction as movements in interest rates.  The prices of fixed income securities are also affected by their duration. Fixed income securities with longer duration generally have greater sensitivity to changes in interest rates. An increase in interest rates can impact markets broadly as well.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Risk
 Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund's shares. The Fund's fixed-income investments are subject to the risk that events in the fixed-income markets may lead to periods of volatility, unusual liquidity issues and, in some cases, credit downgrades and increased likelihood of default. The Fund's equity investments are subject to stock market risk, which involves the possibility that the value of the Fund's investments in stocks will decline due to volatility or drops in any of the many individual country or global financial markets. Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders.  Turbulence in financial markets and reduced liquidity in credit, fixed-income, or equity markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.  For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Prepayment and Extension Risk
Prepayment risk is the risk that the principal amount of the underlying collateral may be repaid prior to the bond's maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security's effective maturity, heighten interest rate risk and increase the potential for a decline in price.

Redemption Risk
Due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed income securities on a large scale, the Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value.

Securities Selection Risk
Securities selected by the sub-advisor or the Manager for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, including the purchase and sale of futures contracts, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position or transaction, which cannot be sold while the position they are covering is outstanding, unless they are replaced with other assets of equal value.

Small and Mid-Capitalization Companies Risk
Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small and mid-capitalization companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

U.S. Government Securities and Government Sponsored Enterprises Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (‘‘Fannie Mae''), the Federal Home Loan Mortgage Corporation (‘‘Freddie Mac''), Federal Home Loan Banks, Federal Farm Credit Banks, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. U.S. Government securities and securities of government sponsored entities are also subject to credit risk, interest rate risk and market risk.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may decline. While the Fund's investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.  The Fund's value style could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Prospectus – Fund Summaries	3

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a composite index.

The chart and the table show the performance of the Fund's Investor Class shares for all periods. The Fund began offering Institutional Class Shares on July 17, 1987, Investor Class shares on August 1, 1994, Advisor Class shares on May 31, 2005, Y Class shares on March 1, 2010, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Institutional Class shares is shown for the Y Class shares and the performance of the Investor Class shares is shown for the A Class and C Class shares, prior to the dates such newer classes were first offered. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, the older share classes had different expenses than the newer share classes. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31 of each Year
Highest Quarterly Return: 13.19% 3rd Quarter 2009 1/1/2006 through 12/31/2015 Lowest Quarterly Return: -11.13% 4th Quarter 2008 1/1/2006 through 12/31/2015

Average annual total returns for periods ended December 31, 2015
	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class	8/1/1994
Returns Before Taxes		(4.41%)	7.70%	5.35%
Returns After Taxes on Distributions		(6.23%)	5.99%	3.85%
Returns After Taxes on Distributions and Sales of Fund Shares		(1.49%)	5.71%	3.91%

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
A	5/17/2010	(4.50%)	7.56%	5.28%
C	9/1/2010	(5.22%)	6.77%	4.85%
Y	3/1/2010	(4.14%)	7.96%	5.61%
Advisor	5/31/2005	(4.61%)	7.53%	5.16%
Institutional	7/17/1987	(4.11%)	8.06%	5.68%

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees, expenses, or taxes)
Russell 1000 Value Index	(3.83%)	11.27%	6.16%
Barclays U.S. Aggregate Index	0.55%	3.25%	4.51%
Balanced Composite Index	(1.88%)	8.21%	5.83%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation.  After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
 The Fund's assets are currently allocated among the Manager and the following investment sub-advisors:

■

Barrow, Hanley, Mewhinney & Strauss, LLC

■

Brandywine Global Investment Management, LLC

■

Hotchkis and Wiley Capital Management, LLC

4	Prospectus – Fund Summaries

Portfolio Managers

American Beacon Advisors, Inc.	Gene L. Needles, Jr. President & Chief Executive Officer Since 2012 Adriana R. Posada * Senior Portfolio Manager Since 1998 Patrick A. Sporl Senior Portfolio Manager Since 2001	Samuel Silver Vice President, Fixed Income Investments Since 2014 Erin Higginbotham Senior Portfolio Manager Since 2011 Kirk L. Brown Senior Portfolio Manager Since 2016
*	Effective March 31, 2016, Adriana R. Posada will retire and no longer serve as Portfolio Manager of the Funds.

Barrow, Hanley, Mewhinney & Strauss, LLC

James P. Barrow
Portfolio Manager/Executive Director
Since Fund Inception (1987)

Mark Giambrone
 Portfolio Manager/Managing Director
Since (2015)

John S. Williams
 Portfolio Manager/Managing Director
 Since Fund Inception (1987)

David R. Hardin
Portfolio Manager/Managing Director
Since Fund Inception (1987)

J. Scott McDonald Portfolio Manager/Managing Director Since 1998 Mark C. Luchsinger Portfolio Manager/Managing Director Since 1998 Deborah A. Petruzzelli Portfolio Manager/Managing Director Since 2003
Brandywine Global Investment Management, LLC	Paul R. Lesutis Managing Director Since 1996 Patrick S. Kaser Managing Director Since 2010	Stephen S. Smith Managing Director Since 1996 James J. Clarke Portfolio Manager Since 2011
Hotchkis and Wiley Capital Management, LLC	George Davis Principal, Portfolio Manager & Chief Executive Officer Since 1988 Scott McBride Portfolio Manager Since 2001	Judd Peters Portfolio Manager Since 1999

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Advisor, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Prospectus – Fund Summaries	5

Tax Information

Dividends and capital gain distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless your account is tax-exempt or tax-deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

6	Prospectus – Fund Summaries

American Beacon Large Cap Value FundSM

Investment Objective

The Fund's investment objective is long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 50 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 67 of the statement of additional information ("SAI").

Shareholder Fees (fees paid directly from your investment)

Share Class	A		C	Y	Advisor	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%		None	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50	% [1]	1.00%	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	Advisor	Institutional	Investor
Management Fees	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.00%	0.00%
Other Expenses	0.49%	0.50%	0.44%	0.59%	0.35%	0.70%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses [2]	0.98%	1.74%	0.68%	1.08%	0.59%	0.94%
[1]	A contingent deferred sales charge (''CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.
[2]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$669	$869	$1,085	$1,706
C	$277	$549	$945	$2,053
Y	$69	$217	$378	$846
Advisor	$110	$343	$595	$1,317
Institutional	$60	$189	$330	$739
Investor	$96	$300	$520	$1,155

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$177	$549	$945	$2,053

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of large market capitalization U.S. companies. These companies have market capitalizations within the market capitalization range of the companies in the Russell 1000® Index at the time of investment. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. As of December 31, 2015, the Russell 1000 Index consisted of companies with market capitalization of $90 billion and greater.

The Fund's investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, real estate investment trusts ("REITs"), American Depositary Receipts ("ADRs") and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as "stocks").

Prospectus – Fund Summaries	7

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk. The Fund's sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500® Index):

■

above-average earnings growth potential,

■

below-average price to earnings ratio,

■

below-average price to book value ratio, and

■

above-average dividend yields.

Each of the Fund's sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The sub-advisors typically seek to invest in companies that they believe are undervalued at the time of purchase. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

The Fund may invest cash balances in other investment companies and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Allocation Risk
The sub-advisor's judgments about, and allocations between, asset classes and market exposures may adversely affect the Fund's performance. This risk may be increased by the use of futures contracts to increase allocations to various market exposures.

Equity Investments Risk
Equity securities are subject to market risk. The Fund's investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges.  Such investments may expose the Fund to additional risks. The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall.  Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.  Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Futures Contracts Risk
Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Risk
 Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund's shares. The Fund's equity investments are subject to stock market risk, which involves the possibility that the value of the Fund's investments in stocks will decline due to volatility or drops in any of the many individual country or global financial markets. Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders.  Turbulence in financial markets and reduced liquidity in credit, fixed-income, or equity markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.  For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Sector Risk
Sector risk is the risk associated with the Fund holding a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions.

8	Prospectus – Fund Summaries

Securities Selection Risk
Securities selected by the sub-advisors or the Manager for the Fund may not perform to expectations.  This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, including the purchase and sale of futures contracts, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position or transaction, which cannot be sold while the position they are covering is outstanding, unless they are replaced with other assets of equal value.

Small and Mid-Capitalization Companies Risk
Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small and mid-capitalization companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may decline. While the Fund's investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund's value style could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index.

The chart and the table show the performance of the Fund's Investor Class shares for all periods. The Fund began offering Institutional Class Shares on July 17, 1987, Investor Class shares on August 1, 1994, Advisor Class shares on May 31, 2005, Y Class shares on August 3, 2009, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Institutional Class shares is shown for the Y Class shares and the performance of the Investor Class shares is shown for the A Class and C Class shares, prior to the dates such newer classes were first offered. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, the older classes had different expenses than the newer share classes. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31 of each Year
Highest Quarterly Return: 18.52% 2nd Quarter 2009 1/1/2006 through 12/31/2015 Lowest Quarterly Return: -21.63% 4th Quarter 2008 1/1/2006 through 12/31/2015

Average annual total returns for periods ended December 31, 2015
	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class	8/1/1994
Returns Before Taxes		(6.37%)	9.88%	5.55%
Returns After Taxes on Distributions		(9.09%)	8.45%	4.61%
Returns After Taxes on Distributions and Sales of Fund Shares		(1.94%)	7.66%	4.35%

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
A	5/17/2010	(6.43%)	9.73%	5.48%
C	9/1/2010	(7.10%)	8.90%	5.04%
Y	8/3/2009	(6.12%)	10.17%	5.83%
Advisor	5/31/2005	(6.50%)	9.73%	5.37%
Institutional	7/17/1987	(6.04%)	10.26%	5.89%

Prospectus – Fund Summaries	9

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees, expenses, or taxes)
Russell 1000 Value Index	(3.83%)	11.27%	6.16%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation.  After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
 The Fund's assets are currently allocated among the following investment sub-advisors:

■

Barrow, Hanley, Mewhinney & Strauss, LLC

■

Brandywine Global Investment Management, LLC

■

Hotchkis and Wiley Capital Management, LLC

■

Massachusetts Financial Services Company

Portfolio Managers

American Beacon Advisors, Inc.	Gene L. Needles, Jr. President & Chief Executive Officer Since 2012 Kirk L. Brown Senior Porftolio Manager Since 2016	Adriana R. Posada * Senior Portfolio Manager Since 1998
*	Effective March 31, 2016, Adriana R. Posada will retire and no longer serve as Portfolio Manager of the Funds.

Barrow, Hanley, Mewhinney & Strauss, LLC	James P. Barrow Portfolio Manager/Executive Director Since Fund Inception (1987)	Mark Giambrone Portfolio Manager/Managing Director Since 2015
Brandywine Global Investment Management, LLC	Paul R. Lesutis Managing Director Since 1996 James J. Clarke Portfolio Manager Since 2011	Patrick S. Kaser Managing Director Since 2010
Hotchkis and Wiley Capital Management, LLC	George Davis Principal, Portfolio Manager and Chief Executive Officer Since 1988 Sheldon Lieberman Principal and Portfolio Manager Since 1994 Scott McBride Portfolio Manager Since 2001	Judd Peters Portfolio Manager Since 1999 Patricia McKenna Principal and Portfolio Manager Since 1995
Massachusetts Financial Services Company	Steven R. Gorham Investment Officer and Portfolio Manager Since 2010	Nevin P. Chitkara Investment Officer and Portfolio Manager Since 2010

10	Prospectus – Fund Summaries

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Advisor, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Tax Information

Dividends and capital gain distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless your account is tax-exempt or tax-deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

Prospectus – Fund Summaries	11

American Beacon Mid-Cap Value FundSM

Investment Objective

The Fund's investment objective is long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 50 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 67 of the statement of additional information ("SAI").

Shareholder Fees (fees paid directly from your investment)

Share Class	A		C	Y	Advisor	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%		None	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50	% [1]	1.00%	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	Advisor	Institutional	Investor
Management Fees	0.47%	0.47%	0.47%	0.47%	0.47%	0.47%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.00%	0.00%
Other Expenses	0.53%	0.54%	0.47%	0.65%	0.38%	0.62%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses [2]	1.26%	2.02%	0.95%	1.38%	0.86%	1.10%
[1]	A contingent deferred sales charge (''CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.
[2]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$696	$952	$1,227	$2,009
C	$305	$633	$1,088	$2,348
Y	$97	$303	$526	$1,167
Advisor	$140	$437	$755	$1,657
Institutional	$88	$274	$476	$1,060
Investor	$112	$350	$607	$1,341

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$205	$633	$1,088	$2,348

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 79% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of middle market capitalization U.S. companies. These companies have market capitalizations within the market capitalization range of the companies in the Russell Midcap® Index at the time of investment. As of December 31, 2015 the market capitalizations of the companies in the Russell Midcap Index ranged from $8.14 billion to $24.31 billion. The Fund's investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, real estate investment trusts ("REITs"), American Depositary Receipts ("ADRs") and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as "stocks").

12	Prospectus – Fund Summaries

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

In general, the sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell Midcap Index):

■

above-average earnings growth potential,

■

below-average price to earnings ratio,

■

below-average price to book value ratio, and

■

above-average dividend yields.

Barrow Hanley, Mewhinney & Strauss, LLC ("Barrow"), one of the Fund's sub-advisors, invests in medium-sized companies with low price to earnings and price to book value ratios and high dividend yields in relation to the Russell Midcap Index. Through extensive research and meetings with company management teams, Barrow seeks to identify companies that not only possess these three characteristics, but that also exhibit high or improving profitability translating into earnings growth above that of the overall Russell Midcap Index. Barrow's portfolio will generally consist of 35 to 45 stocks.

Pzena Investment Management, LLC ("Pzena"), another one of the Fund's sub-advisors, invests in medium-sized companies and intends to maintain a concentrated portfolio of 30 to 40 stocks selected from the most undervalued or "deep" value portion of its investment universe. That Pzena looks for companies within that universe that sell for a low price relative to normal earnings (with "normal earnings" defined as a 5 year estimate of what the company should earn in a normal environment based on research of the company's history and the history of its industry).

WEDGE Capital Management, L.L.P. ("WEDGE"), another one of the Fund's sub-advisors, is primarily focused on identifying unrecognized value among high quality, market-leading companies, with a defendable competitive advantage, and market capitalization between $1 billion and $20 billion.  Focusing on companies that meet initial value and financial quality parameters, research analysts employ comprehensive, qualitative and quantitative analysis, seeking stocks with unrecognized value.  Areas of emphasis include independent earnings forecasts and financial statement analysis, an evaluation of free cash flow generation and return on invested capital, absolute and relative valuations, industry analysis and competitive positioning, and management capabilities and incentives.  Secondarily, the WEDGE seeks to add incremental value by overweighting and underweighting specific sectors of the market, based on the firm's perception of broader industry and economic factors, as well as company specific fundamentals.

Each of the Fund's sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a security is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

The Fund may invest cash balances in other investment companies, including money market funds, and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Allocation Risk
 The sub-advisor's judgments about, and allocations among, asset classes and market exposures may adversely affect the Fund's performance. This risk may be increased by the use of derivatives to increase allocations to various market exposures.

Equity Investments Risk
Equity securities are subject to market risk. The Fund's investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges.  Such investments may expose the Fund to additional risks. The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall.  Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.  Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Futures Contracts Risk
Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or

Prospectus – Fund Summaries	13

segments of the market, can affect the value of the Fund's shares. The Fund's equity investments are subject to stock market risk, which involves the possibility that the value of the Fund's investments in stocks will decline due to volatility or drops in any of the many individual country or global financial markets. Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders.  Turbulence in financial markets and reduced liquidity in credit, fixed-income, or equity markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.  For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Sector Risk
Sector risk is the risk associated with the Fund holding a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risks. Borrowers of the Fund's securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions.

Securities Selection Risk
Securities selected by the sub-advisors or the Manager for the Fund may not perform to expectations.  This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, including the purchase and sale of futures contracts, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position or transaction, which cannot be sold while the position they are covering is outstanding, unless they are replaced with other assets of equal value.

Small and Mid-Capitalization Companies Risk
Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small and mid-capitalization companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may decline. While the Fund's investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.  The Fund's value style could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index.

The chart and the table show the performance of the Fund's Investor Class shares for all periods. The Fund began offering Institutional Class shares on November 30, 2005, Investor Class shares on March 1, 2006, Advisor Class shares on June 30, 2007, Y Class shares on March 1, 2010, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table and chart below, the performance of the Institutional Class is shown for the Investor Class before the date such class was first offered. In the table below, for the Advisor Class, performance results from January 1, 2006 to March 1, 2006 are for the Institutional Class and performance results from March 1, 2006 to June 30, 2007 are for the Investor Class. For Y Class, A Class and C Class shares, performance results from January 1, 2006 to the inception of the Y Class, A Class and C Class shares, respectively, are for the Institutional Class. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, the older share classes had different expenses than the newer share classes. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31 of each Year
Highest Quarterly Return: 24.28% 3rd Quarter 2009 1/1/2006 through 12/31/2015 Lowest Quarterly Return: -21.51% 4th Quarter 2008 1/1/2006 through 12/31/2015

14	Prospectus – Fund Summaries

Average annual total returns for periods ended December 31, 2015
	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class	2/28/2006
Returns Before Taxes		(4.13%)	11.07%	7.42%
Returns After Taxes on Distributions		(5.87%)	9.79%	6.48%
Returns After Taxes on Distributions and Sales of Fund Shares		(1.60%)	8.58%	5.83%

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
A	5/17/2010	(4.30%)	10.65%	7.19%
C	9/1/2010	(4.96%)	9.81%	6.78%
Y	3/1/2010	(3.94%)	11.09%	7.58%
Advisor	6/29/2007	(4.37%)	10.61%	7.18%
Institutional	11/30/2005	(3.87%)	11.18%	7.62%

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees, expenses, or taxes)
Russell Midcap Value Index	(4.78%)	11.25%	7.61%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation.  After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
The Fund's assets are currently allocated among the following investment sub-advisors:

■

Barrow, Hanley, Mewhinney & Strauss, LLC

■

Pzena Investment Management, LLC

■

WEDGE Capital Management, L.L.P.

Portfolio Managers

American Beacon Advisors, Inc.	Gene L. Needles, Jr. President & Chief Executive Officer Since 2012 Cynthia M. Thatcher Portfolio Manager Since 2016	Adriana R. Posada * Senior Portfolio Manager Since Fund Inception (2004)
*	Effective March 31, 2016, Adriana R. Posada will retire and no longer serve as Portfolio Manager of the Funds.

Barrow, Hanley, Mewhinney & Strauss, LLC	James P. Barrow Portfolio Manager/Executive Director Since Fund Inception (2004)	Mark Giambrone Portfolio Manager/Managing Director Since Fund Inception (2004)
Pzena Investment Management, LLC	Richard S. Pzena Managing Principal, CEO, Co-Chief Investment Officer & Founder Since Fund Inception (2004) Eli Rabinowich Principal, Portfolio Manager Since 2012	John Flynn Principal and Portfolio Manager Since 2015
WEDGE Capital Management, L.L.P.	Brian Pratt General Partner Since 2015 John Carr Executive Vice President Since 2015	Richard Wells Executive Vice President Since 2012

Prospectus – Fund Summaries	15

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Advisor, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Tax Information

Dividends and capital gain distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless your account is tax-exempt or tax-deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

16	Prospectus – Fund Summaries

American Beacon Small Cap Value FundSM

Investment Objective

The Fund's investment objective is long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 50 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 67 of the statement of additional information ("SAI").

Shareholder Fees (fees paid directly from your investment)

Share Class	A		C	Y	Advisor	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%		None	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50	% [1]	1.00%	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	Advisor	Institutional	Investor
Management Fees	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.00%	0.00%
Other Expenses	0.50%	0.51%	0.44%	0.60%	0.35%	0.69%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses [2]	1.22%	1.98%	0.91%	1.32%	0.82%	1.16%
Fee Waiver and/or expense reimbursement or recoupment [3]	0.01%	0.01%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement or recoupment	1.23%	1.99%	0.91%	1.32%	0.82%	1.16%
[1]	A contingent deferred sales charge (''CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.
[2]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

[3]

During the fiscal year ended October 31, 2015, the Fund paid amounts to the Manager that were previously waived and/or reimbursed by the Manager under a contractual fee waiver/expense reimbursement agreement for the Fund's A Class and C Class. Under that agreement, the Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the contractual percentage limit in effect at the time of the waiver/reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$693	$941	$1,208	$1,968
C	$302	$622	$1,067	$2,307
Y	$93	$291	$505	$1,120
Advisor	$134	$418	$723	$1,590
Institutional	$84	$262	$456	$1,015
Investor	$118	$368	$637	$1,408

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$202	$622	$1,067	$2,307

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 47% of the average value of its portfolio.

Prospectus – Fund Summaries	17

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of small market capitalization companies. These companies have market capitalizations of $5 billion or less at the time of investment. The Fund's investments may include common stocks, preferred stocks, securities convertible into common stocks, real estate investment trusts ("REITs"), American Depositary Receipts ("ADRs") and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively, "stocks").

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk. The sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell 2000® Index):

■

above-average earnings growth potential,

■

below-average price to earnings ratio,

■

below-average price to book value ratio

■

below-average price to revenue ratios, and

■

above average free cash flow yields and return on capital.

Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The process is research driven and takes into consideration items such as a company's tangible assets, sustainability of its cash flows, capital intensity and financial leverage.

Barrow, Hanley, Mewhinney & Strauss, LLC ("Barrow"), one of the Fund's sub-advisors, manages two allocations of the Fund's assets, one pursuant to the fundamental research strategy discussed above and the other pursuant to a quantitative application of its fundamental research process ("Quantitative Strategy"). The Barrow implements the Quantitative Strategy by using a quantitative multi-factor model that identifies the factors present in Barrow's fundamental research portfolio, which may include, for example, below-average price-to-revenue ratios, price-to-earnings ratios and price-to-book ratios and above-average free cash flow yields and return on capital. The model applies these factors and factor weightings to the Russell 2000 Index universe of companies and makes recommendations for adjustments to the portfolio on a daily basis.

For each sub-advisor, the decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

The Fund may invest cash balances in other investment companies and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Allocation Risk
The sub-advisor's judgments about, and allocations between, asset classes and market exposures may adversely affect the Fund's performance. This risk may be increased by the use of futures contracts to increase allocations to various market exposures.

Equity Investments Risk
Equity securities are subject to market risk. The Fund's investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges.  Such investments may expose the Fund to additional risks. The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall.  Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.  Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Futures Contracts Risk
Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund's shares. The Fund's equity investments are subject to stock market risk, which involves the possibility

18	Prospectus – Fund Summaries

that the value of the Fund's investments in stocks will decline due to volatility or drops in any of the many individual country or global financial markets. Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders.  Turbulence in financial markets and reduced liquidity in credit, fixed-income, or equity markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.  For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Quantitative Strategy Risk
The success of the Fund's investment strategy may depend in part on the effectiveness of the sub-advisor's quantitative tools for screening securities which may use factors that are not predictive of a security's value.

Sector Risk
Sector risk is the risk associated with the Fund holding a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risks. Borrowers of the Fund's securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions. Securities selected by a sub-advisor or the Manager for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, including the purchase and sale of futures contracts, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position or transaction, which cannot be sold while the position they are covering is outstanding, unless they are replaced with other assets of equal value.

Small Capitalization Companies Risk
Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since smaller companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may decline. While the Fund's investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund's value style could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index.

The chart and the table show the performance of the Fund's Investor Class shares for all periods. The Fund began offering Institutional Class shares on December 31, 1998, Investor Class shares on February 28, 1999, Advisor Class shares on May 1, 2003, Y Class shares on August 3, 2009, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Investor Class shares is shown for A Class and C Class shares and the performance of Institutional Class shares is shown for Y Class shares prior to the dates that the newer class shares were first offered. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, the older share classes had different expenses than the newer share classes. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31 of each Year
Highest Quarterly Return: 24.16% 3rd Quarter 2009 1/1/2006 through 12/31/2015 Lowest Quarterly Return: -25.68% 4th Quarter 2008 1/1/2006 through 12/31/2015

Prospectus – Fund Summaries	19

Average annual total returns for periods ended December 31, 2015
	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class	2/28/1999
Returns Before Taxes		(5.36%)	8.87%	6.52%
Returns After Taxes on Distributions		(6.68%)	7.17%	5.23%
Returns After Taxes on Distributions and Sales of Fund Shares		(2.11%)	6.83%	5.09%

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
A	5/17/2010	(5.43%)	8.71%	6.43%
C	9/1/2010	(6.12%)	7.89%	6.00%
Y	8/3/2009	(5.10%)	9.16%	6.78%
Advisor	5/1/2003	(5.49%)	8.72%	6.33%
Institutional	12/31/1998	(5.04%)	9.26%	6.87%

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees, expenses, or taxes)
Russell 2000 Value Index	(7.47%)	7.67%	5.57%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation.  After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
 The Fund's assets are currently allocated among the following investment sub-advisors:

■

Barrow, Hanley, Mewhinney & Strauss, LLC

■

Brandywine Global Investment Management, LLC

■

Dreman Value Management, LLC

■

Hillcrest Asset Management, LLC

■

Hotchkis and Wiley Capital Management, LLC

■

The Boston Company Asset Management, LLC

Portfolio Managers

American Beacon Advisors, Inc.	Gene L. Needles, Jr. President & Chief Executive Officer Since 2012 Cynthia M. Thatcher Portfolio Manager Since 2016	Adriana R. Posada * Senior Portfolio Manager Since Fund Inception (1998)
*	Effective March 31, 2016, Adriana R. Posada will retire and no longer serve as Portfolio Manager of the Funds.

Barrow, Hanley, Mewhinney & Strauss, LLC	James S. McClure Portfolio Manager/Managing Director Since 2003	John P. Harloe Portfolio Manager/Managing Director Since 2003
Brandywine Global Investment Management, LLC	Henry F. Otto Managing Director Since Fund Inception (1998)	Steven M. Tonkovich Managing Director Since Fund Inception (1998)
Dreman Value Management, LLC	Mark Roach Portfolio Manager Since 2010	Mario Tufano Associate Portfolio Manager Since 2010

20	Prospectus – Fund Summaries

Hillcrest Asset Management, LLC	Brian R. Bruce Chief Investment Officer Since 2014 Douglas Stark Managing Director, Portfolio Management & Research Since 2014	Brandon Troegle Managing Director, Fundamental Analysis & Portfolio Management Since 2014 Richard Wilk Director, Portfolio Management Since 2014
Hotchkis and Wiley Capital Management, LLC	David Green Principal, Portfolio Manager Since Fund Inception (1998)	Jim Miles Principal, Portfolio Manager Since Fund Inception (1998)
The Boston Company Asset Management, LLC	Joseph M. Corrado Senior Managing Director Since 2004	Edward R. Walter Managing Director Since 2004

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Advisor, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Tax Information

Dividends and capital gain distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless your account is tax-exempt or tax-deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

Prospectus – Fund Summaries	21

American Beacon International Equity FundSM

Investment Objective

The Fund's investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 50 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 67 of the statement of additional information ("SAI").

Shareholder Fees (fees paid directly from your investment)

Share Class	A		C	Y	Advisor	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%		None	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50	% [1]	1.00%	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[2]
Share Class	A	C	Y	Advisor	Institutional	Investor
Management Fees	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.00%	0.00%
Other Expenses	0.54%	0.53%	0.48%	0.62%	0.41%	0.74%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses [3]	1.12%	1.86%	0.81%	1.20%	0.74%	1.07%
Fee Waiver and/or expense reimbursement or recoupment [4]	0.00%	0.01%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement or recoupment	1.12%	1.87%	0.81%	1.20%	0.74%	1.07%

[1]	A contingent deferred sales charge (''CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.
[2]	The fee table has been restated to reflect the current contractual management fee rates.
[3]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

[4]

During the fiscal year ended October 31, 2015, the Fund paid amounts to the Manager that were previously waived and/or reimbursed by the Manager under a contractual fee waiver/expense reimbursement agreement for the Fund's A Class and C Class. Under that agreement, the Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the contractual percentage limit in effect at the time of the waiver/reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$683	$911	$1,157	$1,860
C	$289	$585	$1,006	$2,181
Y	$83	$259	$450	$1,003
Advisor	$122	$381	$660	$1,455
Institutional	$76	$237	$412	$919
Investor	$109	$340	$589	$1,304

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$189	$585	$1,006	$2,181

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 33% of the average value of its portfolio.

22	Prospectus – Fund Summaries

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in common stocks and securities convertible into common stocks (collectively, "stocks") of issuers based in at least three different countries located outside the United States. The Fund will primarily invest in countries comprising the Morgan Stanley Capital International® Europe Australasia and Far East Index ("MSCI EAFE Index"). The MSCI EAFE Index is comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger capitalization companies in these markets. The Fund may invest in companies of all market capitalizations. The Fund may use futures contracts and foreign currency forward contracts, including non-deliverable forwards ("NDFs") contracts, as a hedge against foreign currency fluctuations.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

The sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to that stock's country, sector or industry):

■

above-average return on equity or earnings growth potential,

■

below-average price to earnings or price to cash flow ratio,

■

below-average price to book value ratio, and

■

above-average dividend yields.

The sub-advisors may consider potential changes in currency exchange rates when choosing stocks. Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. A sub-advisor may trade forward foreign currency contracts, including NDF contracts, or currency futures in an attempt to reduce the Fund's risk exposure to adverse fluctuations in currency exchange rates.

The Fund may invest cash balances in other investment companies and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Allocation Risk
 The sub-advisor's judgments about, and allocations among, asset classes and market exposures may adversely affect the Fund's performance. This risk may be increased by the use of derivatives to increase allocations to various market exposures.

Counterparty Risk
The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

Credit Risk
The Fund is subject to the risk that the counterparty to a derivatives contract will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

Currency Risk
The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward currency exchange contracts in non-U.S. currencies, and non-U.S. currency futures contracts. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Equity Investments Risk
Equity securities are subject to market risk. The Fund's investments in equity securities may include common stocks and securities convertible into or exchangeable for common stocks.  Investing in such securities may expose the Fund to additional risk. The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Convertible securities are sensitive to movement in interest rates.  In addition, convertible securities are subject to risk that the credit standing of the issuer may have an effect on the convertible security‘s investment value.

Foreign Currency Forward Contracts Risk
Foreign currency forward contracts, including NDFs, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of foreign currency forward contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the foreign currency forward contract.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk
Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Prospectus – Fund Summaries	23

Hedging Risk
If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Fund's return, or create a loss.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Risk
 Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund's shares. The Fund's equity investments are subject to stock market risk, which involves the possibility that the value of the Fund's investments in stocks will decline due to volatility or drops in any of the many individual country or global financial markets. Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders.  Turbulence in financial markets and reduced liquidity in credit, fixed-income, or equity markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Timing Risk
Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of the Fund's NAV, (ii) an increase in the Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Because of specific securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.  For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risks. Borrowers of the Fund's securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions.

Securities Selection Risk
Securities selected by the sub-advisors or the Manager for the Fund may not perform to expectations.  This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, including many types of derivatives, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position, which cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value.

Valuation Risk
The Fund may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may decline. While the Fund's investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.  The Fund's value style could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index.

The chart and the table show the performance of the Fund's Investor Class shares for all periods. The Fund began offering Institutional Class shares on August 7, 1991, Investor Class shares on August 1, 1994, Advisor Class shares on May 1, 2003, Y Class shares on August 3, 2009, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Investor Class is shown for the A Class and C Class shares and the performance of the Institutional Class is shown for Y Class shares prior to the dates that such newer share classes were first offered.  In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, the older share classes had different expenses than the newer share classes. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com . Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

24	Prospectus – Fund Summaries

Calendar year total returns for Investor Class Shares. Year Ended 12/31 of each Year
Highest Quarterly Return: 24.81% 2nd Quarter 2009 1/1/2006 through 12/31/2015 Lowest Quarterly Return: -21.72% 3rd Quarter 2011 1/1/2006 through 12/31/2015

Average annual total returns for periods ended December 31, 2015
	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class	8/1/1994
Returns Before Taxes		(2.05%)	3.74%	3.06%
Returns After Taxes on Distributions		(2.75%)	3.13%	2.37%
Returns After Taxes on Distributions and Sales of Fund Shares		(0.99%)	2.80%	2.69%

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
A	5/17/2010	(2.12%)	3.62%	2.99%
C	9/1/2010	(2.86%)	2.86%	2.57%
Advisor	5/1/2003	(2.20%)	3.57%	2.84%
Y	8/3/2009	(1.80%)	3.99%	3.33%
Institutional	8/7/1991	(1.78%)	4.11%	3.39%

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees, expenses, or taxes)
MSCI EAFE Index	(1.34%)	3.23%	3.63%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation.  After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
 The Fund's assets are currently allocated among the following investment sub-advisors:

■

Causeway Capital Management LLC

■

Lazard Asset Management LLC

■

Templeton Investment Counsel, LLC

Portfolio Managers

American Beacon Advisors, Inc.	Gene L. Needles, Jr. President & Chief Executive Officer Since 2012	Kirk L. Brown Senior Portfolio Manager Since 1994
Causeway Capital Management LLC	Sarah H. Ketterer Chief Executive Officer Since 2001 James A. Doyle Director Since 2006 Jonathan P. Eng Director Since 2006 Harry W. Hartford President Since 2001	Foster Cornwith Director Since 2015 Conor Muldoon Director Since 2010 Alessandro Valentini Director Since 2015 Ellen Lee Director Since 2015

Prospectus – Fund Summaries	25

Lazard Asset Management LLC	John R. Reinsberg Deputy Chairman Since 1999 Michael G. Fry Managing Director Since 2005 Kevin J. Matthews Managing Director Since 2013	Michael A. Bennett Managing Director Since 2003 Michael Powers Managing Director Since 2003
Templeton Investment Counsel, LLC

Antonio T. Docal
Executive Vice President and Portfolio Manager Templeton Global Equity Group
Since 2012

Peter A. Nori
Executive Vice President and Portfolio Manager Templeton Global Equity Group
Since 2014

Cindy L. Sweeting President and Director of Portfolio Management and Portfolio Manager Templeton Global Equity Group Since 2012

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Advisor, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Tax Information

Dividends and capital gain distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless your account is tax-exempt or tax-deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

26	Prospectus – Fund Summaries

American Beacon Retirement Income and Appreciation FundSM

Investment Objective

The Fund's investment objective is income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 50 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 67 of the statement of additional information ("SAI").

Shareholder Fees (fees paid directly from your investment)

Share Class	A		C	Y	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	2.50%		None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50	% [1]	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	Investor
Management Fees	0.31%	0.31%	0.31%	0.31%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses	0.61%	0.60%	0.56%	0.82%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses [2]	1.18%	1.92%	0.88%	1.14%

[1]	A contingent deferred sales charge (''CDSC'') of 0.50% will be charged on certain purchases of $250,000 or more of A Class shares that are redeemed in whole or part within18 months of purchase.
[2]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$367	$615	$882	$1,644
C	$295	$603	$1,037	$2,244
Y	$90	$281	$488	$1,084
Investor	$116	$362	$627	$1,384

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$195	$603	$1,037	$2,244

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 55% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, approximately 75% of the Fund's total assets are invested in fixed-income securities considered by the Manager or sub-advisor to be investment grade at the time of purchase. These securities may include obligations of the U.S. Government, its agencies and instrumentalities, including government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government); corporate debt securities, master demand notes, medium-term notes, funding agreements, mortgage-backed securities, asset-backed securities and other debt securities (collectively referred to as "investment grade fixed-income securities"). If an investment held by the Fund is downgraded below investment grade, the Manager or sub-advisor will take action that they believe to be advantageous to the Fund. In an attempt to enhance the return of the Fund beyond the income offered by investment grade fixed-income securities, the Fund's remaining total assets are invested in convertible and non-convertible debt obligations without regard to credit quality, as well as equity securities. The Fund seeks capital appreciation by investing in debt securities and convertible and equity securities of corporate issuers whose relative value is expected to increase over time.

The Manager currently allocates the Fund's assets between itself and a sub-advisor. The Manager makes investment decisions regarding a portion of the Fund's fixed-income securities. In determining which securities to buy and sell, the Manager employs a top-down fixed-income investment strategy, as follows:

■

Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.

Prospectus – Fund Summaries	27

■

Set desired portfolio maturity structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.

■

Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.

■

Select specific debt securities within each security type.

■

Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

Under normal circumstances, the Manager seeks to maintain a weighted average duration of three to seven years in the investment grade fixed-income portion of the Fund. A duration of "one year" means that a security's price would be expected to decrease by approximately 1% with a 1% increase in interest rates.

The sub-advisor invests in convertible securities but may invest up to 60% of its portion of the Fund's total assets in non-convertible fixed-income securities. The sub-advisor may invest in investment grade fixed-income securities and securities rated below-investment grade or not rated, commonly referred to as "high-yield bonds" or "junk bonds." The average term to duration of the fixed-income securities held in the portion of the Fund's portfolio managed by the sub-advisor will typically range from three to ten years.

The sub-advisor also may invest up to 40% of its portion of the Fund's total asset in non-convertible equity securities, common stocks, preferred stocks, American Depositary Receipts ("ADRs") and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as "stocks"). Historically, the sub-advisor's investment process has led it to invest primarily in convertible securities of small- to mid-capitalization companies that, in its opinion, provide opportunities for long-term capital appreciation. However, the Fund may invest in issuers of all market capitalizations.

In selecting securities, the sub-advisor may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure. The sub-advisor utilizes credit ratings by any rating organizations as preliminary indicators of investment quality, in addition to its own credit research and analysis.

The Fund may invest cash balances in other investment companies to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Allocation Risk
The sub-advisor's judgments about, and allocations among, asset classes and market exposures may adversely affect the Fund's performance.

Asset-Backed and Mortgage Related Securities Risk
Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, prepayment risk and extension risk.

Credit Risk
The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as "junk bonds"). Since the Fund can invest significantly in lower-quality debt securities considered speculative in nature, this risk will be substantial.

Equity Investments Risk
Equity securities are subject to market risk. The Fund's investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges.  Such investments may expose the Fund to additional risks. The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall.  Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

High Yield Securities Risk
Investing in high yield, below investment-grade securities (commonly referred to as "junk bonds") generally involves significantly greater risks of loss of your money than an investment in investment grade securities. High yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. High yield securities are considered to be speculative with respect to an issuer's ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest.  Below investment grade securities may experience greater price volatility and less liquidity than investment grade securities.

Interest Rate Risk
 The Fund is subject to the risk that the market value of fixed income securities it holds, particularly mortgage backed securities, will decline due to rising interest rates.  As of the date of this Prospectus, interest rates are near historic lows, but may rise substantially and/or rapidly, potentially resulting in substantial losses to the Fund. Generally, the value of investments with interest rate risk, such as fixed income securities, will move in the opposite direction as changes in interest rates.  The prices of fixed income securities are also affected by their duration. Fixed income securities with longer duration generally have greater sensitivity to changes in interest rates.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

28	Prospectus – Fund Summaries

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Risk
 Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund's shares. The Fund's fixed-income investments are subject to the risk that events in the fixed-income markets may lead to periods of volatility, unusual liquidity issues and, in some cases, credit downgrades and increased likelihood of default. The Fund's equity investments are subject to stock market risk, which involves the possibility that the value of the Fund's investments in stocks will decline due to volatility or drops in any of the many individual country or global financial markets. Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders.  Turbulence in financial markets and reduced liquidity in credit, fixed-income, or equity markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.  For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Prepayment and Extension Risk
Prepayment risk is the risk that the principal amount of the underlying collateral may be repaid prior to the bond's maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security's effective maturity, heighten interest rate risk and increase the potential for a decline in price.

Redemption Risk
Due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed income securities on a large scale, the Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value.

Securities Selection Risk
Securities selected by the sub-advisors or the Manager for the Fund may not perform to expectations.  This could result in the Fund's underperformance compared to other funds with similar investment objectives.

U.S. Government Securities and Government Sponsored Enterprises Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (‘‘Fannie Mae''), the Federal Home Loan Mortgage Corporation (‘‘Freddie Mac''), Federal Home Loan Banks, Federal Farm Credit Banks, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. U.S. Government securities and securities of government sponsored entities are also subject to credit risk, interest rate risk and market risk.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index and a composite index.

The chart and the table show the performance of the Fund's Investor Class shares for all periods. The Fund began offering Investor Class shares on June 30, 2003, Y Class shares on March 1, 2010, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Investor Class shares is shown for the Y Class, A Class and C Class shares for all periods prior to the inception of each class. The Investor Class shares class would have had similar returns to the newer classes of shares because the shares are invested in the same portfolio securities. However, because the Investor Class had a different expense structure, its performance was different than the newer classes of shares would have realized in the same period. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com . Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31 of each Year
Highest Quarterly Return: 6.61% 3rd Quarter 2009 1/1/2006 through 12/31/2015 Lowest Quarterly Return: -4.19% 3rd Quarter 2008 1/1/2006 through 12/31/2015

Prospectus – Fund Summaries	29

Average annual total returns for periods ended December 31, 2015
	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class	6/30/2003
Returns Before Taxes		(1.06%)	3.23%	4.47%
Returns After Taxes on Distributions		(6.12%)	1.02%	2.61%
Returns After Taxes on Distributions and Sales of Fund Shares		1.45%	1.94%	2.94%

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
A	5/17/2010	(1.08%)	3.24%	4.47%
C	9/1/2010	(1.77%)	2.41%	4.02%
Y	3/1/2010	(0.82%)	3.54%	4.64%

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees, expenses, or taxes)
Barclays U.S. Aggregate Index	0.55%	3.25%	4.51%
Linked Barclays U.S Aggregate Index	0.55%	3.25%	3.96%
BofA Merril Lynch All Convertibles Index	(2.99%)	7.65%	6.68%
Retirement Income and Appreciation Composite Index	(0.26%)	4.42%	5.63%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation.  After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary.

Management

The Fund's assets are currently allocated among the Manager and one investment sub-advisor, Calamos Advisors LLC.

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor
 The Fund's investment sub-advisor is Calamos Advisors LLC

Portfolio Managers

American Beacon Advisors, Inc.

Gene L. Needles, Jr.
President & Chief Executive Officer
Since 2012

Cynthia M. Thatcher
 Portfolio Manager
Since Fund Inception (2003)

Patrick A. Sporl
Senior Portfolio Manager
Since Fund Inception (2003)

Samuel Silver Vice President, Fixed Income Investments Since 2014 Erin Higginbotham Senior Portfolio Manager Since 2011
Calamos Advisors LLC

John P. Calamos, Sr.
Chairman, CEO,
Global Co-Chief Investment Officer
Since Fund Inception (2003)

John Hillenbrand
Co-Chief Investment Officer, Head of Multi-Asset Strategies and Co-Head of Convertible Strategies
Since 2003

Eli Pars Co-Chief Investment Officer, Head of Alternative Strategies and Co-Head of Convertible Strategies Since 2013 Jon Vacko Senior Vice President, Senior Co-Portfolio Manager Since 2013

30	Prospectus – Fund Summaries

Purchase and Sale of Fund Shares

Effective as of January 12, 2016, the Fund closed to new investors, subject to certain exceptions.  Existing shareholders may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business, at the Fund's NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge. Existing shareholders may purchase, redeem or exchange shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121-9643, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. Existing shareholders also may purchase, redeem or exchange shares offered in this Prospectus through a broker-dealer or other financial intermediary.

	Existing Account
Share Class	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$50	$250
A, Investor	$50	$250
Y	$50	None

Tax Information

Dividends and capital gain distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless your account is tax-exempt or tax-deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

Prospectus – Fund Summaries	31

Additional Information About the Funds

To help you better understand the Funds, this section provides a detailed discussion of the Funds' investment policies, their principal strategies and risks and performance benchmarks. However, this Prospectus does not describe all of a Fund's investment practices. For additional information, please see the Funds' statement of additional information ("SAI"), which is available at www.americanbeaconfunds.com or by contacting us via telephone at 1-800-658-5811, by U.S. mail at P.O. Box 219643, Kansas City, MO 64121-9643, or by e-mail at americanbeaconfunds@ambeacon.com.

Additional Information About Investment Policies and Strategies

Investment Objectives

■

The American Beacon Balanced Fund's investment objective is income and capital appreciation.

■

The American Beacon Large Cap Value Fund's investment objective is long-term capital appreciation and current income.

■

The American Beacon Mid-Cap Value Fund's investment objective is long-term capital appreciation and current income.

■

The American Beacon Small Cap Value Fund's investment objective is long-term capital appreciation and current income.

■

The American Beacon International Equity Fund's investment objective is long-term capital appreciation.

■

The American Beacon Retirement Income and Appreciation Fund's investment objective is income and capital appreciation.

Each Fund's investment objective is "fundamental," which means that it may be changed only with the approval of Fund shareholders.

80% Investment Policies

■

The American Beacon Large Cap Value Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large market capitalization U.S. companies.

■

The American Beacon Mid-Cap Value Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of middle market capitalization U.S. companies.

■

The American Beacon Small Cap Value Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small market capitalization U.S. companies.

■

The American Beacon International Equity Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks and securities convertible into common stocks of issuers based in at least three different countries located outside the United States.

If a Fund changes its 80% investment policy, a notice will be sent to shareholders at least 60 days in advance of the change and this prospectus will be supplemented.

Temporary Defensive Policy

Each Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse market, economic, political or other conditions. During these times, a Fund may not achieve its investment objective.

Additional Information About the Multi-Manager Strategy

The Funds have retained American Beacon Advisors, Inc. to serve as their Manager. The Manager may allocate the assets of each Fund among different sub-advisors. The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Funds. The Manager:

■

develops overall investment strategies for each Fund,

■

selects and changes sub-advisors,

■

allocates assets among sub-advisors,

■

monitors and evaluates the sub-advisor's investment performance,

■

monitors the sub-advisors' compliance with each Fund's investment objectives, policies and restrictions,

■

oversees a Fund's securities lending activities and actions taken by the securities lending agent to the extent applicable,

■

directs the investments or the portion of Fund assets that the sub-advisors determine should be allocated to short-term investments and

■

manages directly a portion of the assets of the American Beacon Balanced Fund and American Beacon Retirement Income and Appreciation Fund.

Each Fund's assets are allocated among one or more sub-advisors by the Manager. The assets of the American Beacon Retirement Income and Appreciation Fund are allocated by the Manager between the Manager and one sub-advisor. The assets of the American Beacon Balanced Fund are allocated by the Manager among the Manager and multiple sub-advisors.

Each subadvisor has full discretion to purchase and sell securities for its segment of the Funds' assets in accordance with the Funds' objectives, policies, restrictions and more specific strategies provided by the Manager. The Manager oversees the sub-advisors but does not reassess individual security selections made by the sub-advisors for their portfolios.

The Funds operate in a manager of manager structure. The Funds and the Manager have received an exemptive order from the Securities and Exchange Commission (''SEC'') that permits the Funds, subject to certain conditions and approval by the Board, to hire and replace sub-advisors that are unaffiliated with the Manager without approval of the shareholders. The Manager has ultimate responsibility, subject to oversight by the Board, to oversee sub-advisors and recommend their hiring, termination and replacement. The order also exempts the Funds from disclosing the advisory fees paid by the Funds to individual sub-advisors that are unaffiliated with the Manager in various documents filed with the SEC and provided to shareholders. Instead, the fees payable to unaffiliated sub-advisors are aggregated, and fees payable to sub-advisors that are affiliated with the Manager, if any, would be aggregated with fees payable to the Manager. Disclosure of the separate fees paid to an affiliated sub-advisor would be required. Whenever a sub-advisor change is proposed in reliance on the order, in order for the change to be implemented, the Board, including a majority of its "non-interested" trustees, must approve the change. In addition, the Funds are required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor.

32	Prospectus – Additional Information About the Funds

American Beacon Balanced Fund

The Fund's assets are allocated among the Manager and the following investment sub-advisors:

■

Barrow, Hanley, Mewhinney & Strauss, LLC

■

Brandywine Global Investment Management, LLC

■

Hotchkis and Wiley Capital Management, LLC

Currently, approximately one-third of the Fund's assets are allocated to Barrow, Hanley, Mewhinney & Strauss, LLC and another third to Brandywine Global Investment Management, LLC, who each decide the proportion of assets to invest in equity and fixed-income securities in accordance with the Fund's guidelines. The remaining third of the Fund's assets are allocated between the Manager, who invests its allocation in fixed-income securities and Hotchkis and Wiley Capital Management, LLC, who invests its allocation in equity securities.

American Beacon Large Cap Value Fund

The Fund's assets are allocated among the following investment sub-advisors:

■

Barrow, Hanley, Mewhinney & Strauss, LLC

■

Brandywine Global Investment Management, LLC

■

Hotchkis and Wiley Capital Management, LLC

■

Massachusetts Financial Services Company

Currently, the Fund's assets are allocated in approximately equal amounts to Barrow, Hanley, Mewhinney & Strauss, LLC, Brandywine Global Investment Management, LLC and Hotchkis and Wiley Capital Management, LLC. Approximately ten percent of the Fund's assets are allocated to Massachusetts Financial Services Company (''MFS''). The Manager may increase the allocation to MFS as Fund flows, capacity constraints and other considerations by the Manager may require.

American Beacon Mid-Cap Value Fund

The Fund's assets are allocated among the following investment sub-advisors:

■

Barrow, Hanley, Mewhinney & Strauss, LLC

■

Pzena Investment Management, LLC

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WEDGE Capital Management, L.L.P.

Currently, the Fund's assets are allocated among the sub-advisors generally on an equal basis.

American Beacon Small Cap Value Fund

The Fund's assets are allocated among the following investment sub-advisors:

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Barrow, Hanley, Mewhinney & Strauss, LLC

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Brandywine Global Investment Management, LLC

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Dreman Value Management, LLC

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Hillcrest Asset Management, LLC

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Hotchkis and Wiley Management, LLC

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The Boston Company Asset Management, LLC

The Manager does not anticipate allocating any new assets to The Boston Company Asset Management, LLC or Hotchkis and Wiley Capital Management, LLC, as these sub-advisors have reached their capacity limit for small cap assets. The Manager intends to allocate new assets among Barrow, Hanley, Mewhinney & Strauss, LLC, Brandywine Global Investment Management, LLC, Dreman Value Management, LLC, and Hillcrest Asset Management, LLC, as permitted by their respective capacity commitments to the Fund and other considerations by the Manager.

American Beacon International Equity Fund

The Fund's assets are allocated among the following investment sub-advisors:

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Causeway Capital Management LLC

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Lazard Asset Management LLC

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Templeton Investment Counsel, LLC

Currently, the Fund's assets are allocated among the sub-advisors generally on an equal basis.

American Beacon Retirement Income and Appreciation Fund

The Manager allocates the Fund's assets between itself and Calamos Advisors LLC ("Calamos"). The Manager makes investment decisions regarding the approximately 75% of the Fund allocated to investment grade fixed-income securities, while Calamos makes investment decisions regarding the remainder of Fund assets.

Additional Information About Investments

This section provides more detailed information regarding certain of the investments the Funds may invest in as well as information regarding the Funds' strategy with respect to investment of cash balances.

Asset-Backed Securities

Asset-backed securities are fractional interests in pools of loans, receivable or other assets. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, receivables or other assets that make up the pool. The trust or other issuer passes the income from the underlying asset pool to the investor. The Funds, the Manager, and the sub-advisors do not select the loans or other assets that are included in the collateral backing those pools.

Cash Management Investments

A Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act of 1940, as amended (the ''Investment Company Act''), including money market funds that are advised by the Manager or a sub-advisor, and in futures contracts. If a Fund invests in money market funds, shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees,

Prospectus – Additional Information About the Funds	33

of the money market funds in which a Fund invests, such as advisory fees charged by the Manager to any applicable money market funds advised by the Manager. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including that a money market fund's yield will be lower than the return that a Fund would have derived from other investments that would provide liquidity.

For the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, American Beacon Small Cap Value Fund, and American Beacon International Equity Fund:

To gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs, a Fund also may purchase and sell futures contracts on a daily basis that relate to securities in which they may invest directly and indices comprised of such securities. A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid. As cash balances are invested in securities, a Fund may invest simultaneously those balances in futures contracts until the cash balances are delivered to settle the securities transactions. Because a Fund will have market exposure simultaneously in both the invested securities and futures contracts, a Fund may have more than 100% of its assets exposed to the markets. This can magnify gains and losses in a Fund. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures contracts and that there may not be a liquid secondary market for a futures contract.

Derivative Investments

Derivatives are financial instruments that have a value that depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. The American Beacon International Equity Fund may invest in the following derivative instruments, as described in the Fund Summary of the Fund:

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Forward Contracts. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities or securities, or the cash value of commodities, securities or a securities index, at an agreed upon future date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. An NDF currency contract is a forward contract where there is no physical settlement of the two currencies at maturity. Rather, on the contract settlement date, a net cash settlement will be made by one party to the other based on the difference between the contracted forward rate and the prevailing spot rate, on an agreed notional amount.

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Futures Contracts. A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid. An interest rate futures contract is a contract for the future delivery of an interest-bearing debt security. A treasury futures contract is a contract for the future delivery of a U.S. Treasury security. The Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in the Fund. The Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts and that there may not be a liquid secondary market for a futures contract.

Equity Investments

A Fund's equity investments may include:

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Common Stock. Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. Common stock may be exchange-traded or over-the-counter. Over the counter stock may be less liquid than exchange-traded stock.

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Convertible Securities. Convertible securities are generally preferred stocks and other securities, including bonds and warrants that are convertible into or exercisable for common stock at a stated price or rate. Convertible securities are senior to common stock in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While typically providing a fixed-income stream, a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

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Depositary Receipts, ADRs. American Depositary Receipts ("ADRs") are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer.  Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund's possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, a Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

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Preferred Stock. Preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is typically set at a fixed annual rate, in some circumstances it can be variable, changed or omitted by the issuer.

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Real Estate Investment Trusts (‘‘REITs''). REITs are pooled investment vehicles that own, and usually operate, income producing real estate. REITs typically are subject to management fees and other expenses that are separate from those of a Fund. REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation.

Fixed Income Instruments

A Fund's investments in fixed income instruments may include:

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Asset-Backed Securities. Asset-backed securities are fractional interests in pools of loans, receivable or other assets. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, receivables or other assets that make up the pool. The trust or other issuer passes the income from the

34	Prospectus – Additional Information About the Funds

underlying asset pool to the investor. The Funds, the Manager, and the sub-advisors do not select the loans or other assets that are included in the collateral backing those pools.

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Emerging Markets Debt. A Fund may invest a significant portion of its assets in a particular geographic region or country, including emerging markets. A Fund may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging market indices.

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Government-Sponsored Enterprises. A Fund may invest in debt obligations of U.S. Government-sponsored enterprises, including the Federal National Mortgage Association ("Fannie Mae''), Federal Home Loan Mortgage Corporation ("Freddie Mac''), Federal Farm Credit Banks ("FFCB'') and the Tennessee Valley Authority. Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac are supported by the issuers' right to borrow from the U.S. Treasury, the discretionary authority of the U.S. Treasury to lend to the issuers and the U.S. Treasury's commitment to purchase stock to ensure the issuers' positive net worth.

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High Yield Securities. High yield securities are debt obligations rated below investment grade (such as BB or lower by Standard & Poor's Ratings Services or Fitch, Inc. and/or Ba or lower by Moody's Investors Service, Inc.) or not rated, but considered by a subadvisor to be of similar quality. These types of securities are also commonly referred to as ‘‘junk bonds''.

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Investment Grade Securities. Investment grade securities that a Fund may purchase, either as part of its principal investment strategy or to implement its temporary defensive policy, include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by a rating organization rating that security (such as Standard & Poor's Ratings Services, Moody's Investors Service, Inc., or Fitch, Inc.) or comparably rated by a sub-advisor if unrated by a rating organization. A Fund, at the discretion of the applicable sub-advisor, may retain a security that has been downgraded below the initial investment criteria.

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Mortgage-Related Securities. A Fund can buy interests in pools of residential or commercial mortgages in the form of ‘‘pass-through'' mortgage securities. They may be issued or guaranteed by the U.S. Government, or its agencies and instrumentalities, or by private issuers. Mortgage-related securities may be issued in different series, each having different interest rates and maturities. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the rate of payments of the underlying mortgages. Mortgage-related securities, including collateralized mortgage obligations (‘‘CMOs''), issued by private issuers are not U.S. Government securities.

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U.S. Government Securities.  U.S. Government securities may include U.S. Treasury securities or debt obligations of U.S. Government-sponsored enterprises.

Prospectus – Additional Information About the Funds	35

Additional Information About Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. The following table identifies certain of the principal risk factors of each Fund in light of their respective principal investment strategies.  These risk factors are explained following the table.

Risk	Balanced Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	International Equity Fund	Retirement Income and Appreciation Fund
Allocation Risk	X	X	X	X	X	X
Asset-Backed and Mortgage Related Securities Risk	X					X
Counterparty Risk					X
Credit Risk	X				X	X
Currency Risk					X
Equity Investments Risk	X	X	X	X	X	X
Extension Risk	X					X
Foreign Investing and Emerging Markets Risk					X
Futures and Forward Contracts Risk	X	X	X	X	X
Hedging Risk					X
High Yield Securities Risk						X
Interest Rate Risk	X					X
Investment Risk	X	X	X	X	X	X
Issuer Risk	X	X	X	X	X	X
Large Capitalization Companies Risk	X	X			X
Market Risk	X	X	X	X	X	X
Market Timing Risk					X
Mid-Capitalization Companies Risk	X	X	X
Other Investment Companies Risk	X	X	X	X	X	X
Prepayment Risk	X					X
Quantitative Strategy Risk				X
Redemption Risk	X					X
Sector Risk		X	X	X
Securities Lending Risk			X	X	X
Securities Selection Risk	X	X	X		X	X
Segregated Assets Risk	X	X	X	X	X
Small Capitalization Companies Risk	X	X		X
U.S. Government Securities and Government Sponsored Enterprises Risk	X					X
Valuation Risk					X
Value Stocks Risk	X	X	X	X	X

Allocation Risk

This is the risk that a sub-advisor's judgments about, and allocations between, asset classes and market exposures may adversely affect a Fund's performance. This risk can be increased by the use of derivatives to increase allocations to various market exposures because derivatives can create investment leverage, which will magnify the impact to a Fund of its investment in any underperforming market exposure.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, prepayment risk and extension risk. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Counterparty Risk

A Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to a Fund. As a result a Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty.

Credit Risk

A Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by a Fund may have an adverse impact on its price and make it difficult for a Fund to sell it. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. Credit risk is typically greater for

36	Prospectus – Additional Information About the Funds

securities with ratings that are below investment grade. Since a Fund can invest significantly in lower-quality investments considered speculative in nature, this risk will be substantial.

Currency Risk

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund's investments in foreign currency denominated securities may reduce the returns of a Fund. Currency futures, forwards or options may not always work as intended, and in specific cases a Fund may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, a Fund may not hedge its currency risks.

Equity Investments Risk

Equity securities are subject to market risk. A Fund's investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts (‘‘REITs'') and depositary receipts. Such investments may expose a Fund to additional risks.

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Common Stocks. The value of a company's common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company's products or services. A stock's value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company's common stock will usually be more volatile than its bonds, other debt and preferred stock.

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Convertible Securities. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value of a convertible is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. The conversion value will decrease as the price of the underlying common stock decreases. When conversion value is substantially below investment value, the convertible's price tends to be influenced more by its yield, so changes in the price of the underlying common stock may not have as much of an impact. Conversely, the convertible's price tends to be influenced more by the price of the underlying common stock when conversion value is comparable to or exceeds investment value. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security, because a synthetic convertible is composed of two or more separate securities, each with its own market value. Convertible securities may be subject to market risk, credit risk and interest rate risk.

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Depositary Receipts. A Fund may invest in securities issued by foreign companies through ADRs, and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock.

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Preferred Stocks. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Issuers may threaten preferred stockholders with the cancellation of all dividends and liquidation preference rights in an attempt to force their conversion to less secure common stock. Certain preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. The rights of preferred stock on distribution of a corporation's assets in the event of its liquidation are generally subordinated to the rights associated with a corporation's debt securities. Therefore, in the event of an issuer's bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. Preferred stocks may also be subject to credit risk.

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REITs. REITs or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, overbuilding, changes in interest rates, and liabilities resulting from environmental problems. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.  All REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs may not be diversified with regard to the types of tenants, may not be diversified with regard to the geographic locations of the properties, are subject to cash flow dependency and defaults by borrowers, and could fail to qualify for tax-free pass-through of net income and net realized gains under the Internal Revenue Code. REITs typically incur fees that are separate from those incurred by a Fund. Accordingly, a Fund's investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

Extension Risk

If interest rates rise rapidly, or as a result of other factors, repayments of principal of certain debt securities, especially mortgage-related and other types of asset backed securities, may occur at a slower rate than expected and the expected maturity of these securities could lengthen as a result. Securities that are subject to extension risk generally have greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Foreign Investing & Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5)less government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies,  (6) increased price volatility and (7) delays in transaction settlement in some foreign markets. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. To the extent a Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or

Prospectus – Additional Information About the Funds	37

region. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Futures and Forward Contracts Risk

Futures and forward contracts are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. A Fund may use futures and forward contracts as a hedge against foreign currency fluctuations, to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Futures and forward contracts can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. Gains or losses in the value of these instruments may be magnified and be much greater than their original cost (generally the initial margin deposit). Futures and forward contracts require a Fund to post margin to secure its future obligation; if a Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

Certain of the other risks to which a Fund might be exposed due to its use of futures and forward contracts include the following:

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Forward Contracts. There may be imperfect correlation between the price of a forward contract and the underlying security, index or currency which will increase the volatility of a Fund. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund's rights as a creditor. Forward currency transactions include risks associated with fluctuations in foreign currency.  Foreign currency forward contracts, including NDFs, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of foreign currency forward contracts may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the foreign currency forward contract. Foreign currency forward transactions include risks associated with fluctuations in foreign currency.

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Futures Contracts Risk. Futures contracts may experience dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency which will increase the volatility of a Fund. Futures contracts may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). There may not be a liquid secondary market for the futures contract.

Hedging Risk

Gains or losses from positions in hedging instruments may be much greater than the instrument's original cost. The counterparty may be unable to honor its financial obligation to a Fund. In addition, a sub-advisor may be unable to close the transaction at the time it would like or at the price it believes the security is currently worth. If a Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce a Fund's return, or create a loss.

High Yield Securities Risk

Investing in below-investment grade securities (commonly referred to as ''junk bonds'') generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, high yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. High yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. High yield securities are considered to be speculative with respect to an issuer's ability to pay interest and principal and carry a greater risk that issuers of lower-rated securities will default on the timely payment of principal or interest. Below-investment-grade securities may experience greater price volatility and less liquidity than investment-grade securities.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in a Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments among securities of different issuers could reduce the risks of owning any such securities separately. The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, a Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for a Fund may have to be adjusted in the event of default. In the event of an issuer's default, a Fund may write off prior income accruals for that issuer, resulting in a reduction in a Fund's current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer's financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by a Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

Interest Rate Risk

Investments in investment-grade and non-investment grade fixed-income securities are subject to interest rate risk. The value of a Fund's fixed-income investments typically will fall when interest rates rise. A Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond. Yields of debt securities will fluctuate over time. Since the financial crisis that started in 2008, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. When the Federal Reserve raises the federal funds rate, which is expected to occur, interest rates are expected to rise. As of the date of this Prospectus, interest rates are near historic lows, but may rise significantly and/or rapidly, potentially resulting in substantial losses to a Fund.

38	Prospectus – Additional Information About the Funds

Investment Risk

An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A Fund should not be relied upon as a complete investment program.  The share price of a Fund fluctuates, which means that when you sell your shares of a Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in a Fund.

Issuer Risk

The value, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.  When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the price of the issuer's securities to fall.

Large Capitalization Companies Risk

The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes.  Large market capitalization companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.

Market Risk

Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of a Fund's shares. Equity investments are subject to stock market risk, which involves the possibility that the value of a Fund's investments in stocks will decline due to drops in the stock market due to general market, regulatory, political and economic conditions. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

A Fund is subject to the risk that the prices of, and the income generated by, fixed income securities held by the Fund may decline significantly and/or rapidly in response to adverse issuer, political, regulatory, general economic and market conditions, or other developments, such as regional or global economic instability (including terrorism and related geopolitical risks), interest rate fluctuations, and those events directly involving the issuers that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Events in the fixed income markets may lead to periods of volatility, unusual liquidity issues and, in some cases, credit downgrades and increased likelihood of default. Such events may cause the value of securities owned by a Fund to go up or down, sometimes rapidly or unpredictably. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper a Fund's ability to purchase and sell the debt securities. Changes in the economic climate, investor perceptions and stock market volatility also can cause the prices of a Fund's fixed-income investments to decline regardless of the conditions of the issuers held by the Fund. There is also a risk that policy changes by the U.S. Government and/or Federal Reserve, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on a Fund. These events may lead to periods of volatility and increased redemptions, which could cause a Fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent.  Turbulence in financial markets and reduced liquidity in credit, fixed-income, and equity markets may negatively affect many issuers worldwide which could adversely affect a Fund.

Market Timing Risk

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of a Fund's NAV, (ii) an increase in a Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies.  Because of specific securities in which a Fund may invest, it could be subject to the risk of market timing activities by shareholders. Some examples of these types of securities are high yield and foreign securities. The limited trading activity of some high yield securities may result in market prices that do not reflect the true market value of these securities. A Fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a Fund's calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a Fund may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in a Fund to take advantage of any price differentials that may be reflected in the NAV of a Fund's shares.  While the Manager monitors trading in a Fund, there is no guarantee that it can detect all market timing activities.

Mid-Capitalization Companies Risk

Investments in mid-capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger, more established companies. Mid-capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund's portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-capitalization companies may have less market liquidity than large capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings.

Other Investment Companies Risk

A Fund may invest in shares of other registered investment companies, including open-end funds and money market funds. To the extent that a Fund invests in shares of other registered investment companies, a Fund will indirectly bear fees and expenses, including for example, advisory and administrative fees, charged by the underlying funds in addition to a Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.  For example, money market funds are subject to interest rate risk, credit risk, and market risk.  A Fund must rely on the underlying fund to achieve its investment objective. If the underlying fund fails to achieve its investment objective, the value of a Fund's investment will decline, adversely affecting a Fund's performance.

Prepayment Risk

When interest rates fall, borrowers will repay the loans that underlie certain debt securities, especially mortgage-related and other types of asset backed securities, more quickly than expected, causing the issuer of the security to repay the principal prior to the securities expected maturity date. A Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If a Fund buys those securities at a premium, accelerated prepayments on those securities could cause a Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security's price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only the prices but can also change the income flows and repayment assumptions about those investments.

Prospectus – Additional Information About the Funds	39

Quantitative Strategy Risk

The success of a Fund's investment strategy may depend in part on the effectiveness of a subadvisor's quantitative tools for screening securities. Securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis, which could adversely affect value. A subadvisor's quantitative tools may use factors that may not be predictive of a security's value and any changes over time in the factors that affect a security's value may not be reflected in the quantitative model. A subadvisor's stock selection can be adversely affected if it relies on insufficient, erroneous or outdated data or flawed models or computer systems.

Redemption Risk

A Fund may experience periods of heavy redemptions that could cause a Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in a Fund, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt a fund's performance.

Sector Risk

Companies that are invested in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent a Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund's securities lending agent may indemnify a Fund against that risk. There is a risk that the assets of a Fund's securities lending agent may be insufficient to satisfy any contractual indemnification requirements to that Fund.  A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund's ability to vote proxies or to settle transactions.

Securities Selection Risk

Securities selected by the sub-advisor or the Manager for a Fund may not perform to expectations. The portfolio managers' judgments about the attractiveness, value and potential performance of a particular asset class or individual security may be incorrect and there is no guarantee that individual securities will perform as anticipated. This could result in a Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk

In connection with certain transactions that may give rise to future payment obligations, including purchases and sales of futures contracts, a Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position. Segregated or earmarked securities cannot be sold while the position or transaction they are covering is outstanding, unless they are replaced with other securities of equal value. There is the possibility that the segregation or earmarking of a large percentage of a Fund's assets may, in some circumstances, limit adversely affect a Fund's ability to take advantage of investment opportunities or meet redemption requests.

Small Capitalization Companies Risk

Investments in small capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger capitalization and more established companies. Small capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund's portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small capitalization companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings. Generally, the smaller the company size, the greater these risks.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is only guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Investments in government-sponsored enterprises, are debt obligations issued by agencies and instrumentalities of the U.S. Government.  These obligations vary in the level of support they receive from the U.S. Government.  They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association (‘‘Ginnie Mae''); (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac") or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau.  The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so in which case, if the issuer defaulted, a Fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.  Like all bonds, U.S. Government securities and Government sponsored enterprise bonds are also subject to credit risk.

Valuation Risk

This is the risk that a Fund has valued certain securities at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, a Fund may value these investments using more subjective methods, such as fair value methodologies. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV.

Value Stocks Risk

Investments in value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. This may result in the value stocks' prices remaining undervalued for extended periods of time. While a Fund's investments in value stocks may limit its downside risk

40	Prospectus – Additional Information About the Funds

over time, the Fund may produce more modest gains than riskier other stock funds as a trade-off for this potentially lower risk. A Fund's performance also may be affected adversely if value stocks become unpopular with or lose favor among investors. Different investment styles tend to shift in and out favor, depending on market conditions and investor sentiment. A Fund's value style could cause it to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Additional Information About Performance Benchmarks

The annual total return of each Fund is compared to a broad-based market index.  Set forth below is additional information regarding the index and composite to which each Fund's performance is compared.

American Beacon Balanced Fund

Market Index

The Fund's performance is compared to the Russell 1000 Value Index and the Barclays U.S. Aggregate Index.  To reflect the Fund's allocation of its assets between investment grade fixed-income securities and equity securities, the Fund's performance is also compared to the Balanced Composite Index, which combines the returns of the Russell 1000 Value Index and the Barclays U.S. Aggregate Index in a 60%/40% proportion.

■

Russell 1000 Value Index is a registered trademark of Frank Russell Company. The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

■

The Barclays U.S. Aggregate Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.

American Beacon Large Cap Value Fund

Market Index

The Fund's performance is compared to the Russell 1000 Value Index.

■

Russell 1000 Value Index is a registered trademark of Frank Russell Company. The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

American Beacon Mid-Cap Value Fund

Market Index

The Fund's performance is compared to the Russell Midcap Value Index.

■

The Russell Midcap Value Index is an unmanaged index of those stocks in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Russell Midcap Index, Russell Midcap Value Index and Russell 1000 Index are registered trademarks of Frank Russell Company.

American Beacon Small Cap Value Fund

Market Index

The Fund's performance is compared to the Russell 2000 Value Index.

■

The Russell 2000 Value Index is a registered trademark of Frank Russell Company. The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks.

American Beacon International Equity Fund

Market Index

The Fund's performance is compared to the MSCI EAFE Index.

■

The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada.

American Beacon Retirement Income and Appreciation Fund

Market Indices

The Fund's performance is compared to the Barclays U.S. Aggregate Index, the Linked Barclays U.S. Aggregate Index and the BofA Merrill Lynch All U.S. Convertibles Index.  To reflect the Fund's allocation of its assets between investment grade fixed-income securities and convertible securities, the Fund's performance is also compared to the Retirement Income and Appreciation Composite which combines the returns of the Linked Barclays U.S. Aggregate Index and the BofA Merrill Lynch All U.S. Convertibles Index in a 75%/25% proportion.

■

The Barclays U.S. Aggregate Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.

■

The Linked Barclays U.S. Aggregate Index represents returns of the Barclays Capital U.S. Gov./Credit Intermediate Index ("Intermediate Index") up to October 31, 2006 and the Barclays U.S. Aggregate Index ("Aggregate Index") thereafter. The Intermediate Index is an unmanaged index of investment grade corporate and government debt issues with maturities between one and ten years. The Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.

■

The BofA Merrill Lynch All U.S. Convertibles Index is an unmanaged index of domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents.

Notices Regarding Index Data:

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties herby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI's express written consent.

American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group ("Russell"). Russell is not responsible for and has not reviewed the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund,

Prospectus – Additional Information About the Funds	41

and American Beacon Small Cap Value Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

42	Prospectus – Additional Information About the Funds

Fund Management

The Manager

AMERICAN BEACON ADVISORS, INC. (the "Manager") serves as the Manager and administrator of the Funds. The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is an indirect wholly-owned subsidiary of Astro AB Holdings, LLC, which is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P.

The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940. The Manager is not registered as a commodity pool operator ("CPO") with respect to the Funds in this Prospectus in reliance on the delayed compliance date provided by No-Action Letter 12-38 of the Division of Swaps Dealer and Intermediary Oversight ("Division") of the Commodity Futures Trading Commission ("CFTC"). Pursuant to this letter, the Manager is not required to register as a CPO, or rely on an exemption from registration, until six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds in the context of the CPO exclusion in CFTC Regulation 4.5. In addition, on behalf of the Funds, the Manager has also filed a notice claiming the CFTC Regulation 4.5 exclusion from CPO registration. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Funds.

For the fiscal year ended October 31, 2015, each Fund paid aggregate management fees to the Manager and investment advisory fees to its sub-advisor(s) as a percentage of each Fund's daily average net assets, net of waivers, as follows:

American Beacon Fund	Aggregate Management and Investment Advisory Fees
Balanced	0.21%
Large Cap Value	0.23%
Mid-Cap Value	0.47%
Small Cap Value	0.46%
International Equity	0.29%
Retirement Income and Appreciation	0.31%

The Manager also may receive up to 25% of the net monthly income generated from the Fund's securities lending activities as compensation for oversight of the Fund's securities lending program, including the securities lending agent, Brown Brothers Harriman & Co. Currently, the Manager is authorized to receive 10% of any such income. The SEC has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

As of the date of this prospectus, only the American Beacon Mid-Cap Value Fund, American Beacon Small Cap Value Fund and American Beacon International Equity Fund may engage in securities lending activities. In addition, certain sub-advisors contribute to the Manager to support a Fund's distribution activities.

A discussion of the Board's consideration and approval of the Management Agreement between the Funds and the Manager and the Investment Advisory Agreements among the Trust, on behalf of the Funds, each sub-advisor and the Manager is available in the Funds' annual report for the period ended October 31, 2015.

The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for a Fund in order to maintain competitive expense ratios for the Fund. The Board has approved a policy whereby the Manager may seek repayment for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the contractual percentage limit.

The team members discussed below are responsible for the oversight of the sub-advisors, including reviewing the sub-advisors' performance, allocating the Fund's assets among the sub advisors and the Manager, as applicable, and investing the portion of Fund assets that the sub-advisors determine should be allocated to short-term investments.

American Beacon Funds	Team Members
Balanced	Adriana R. Posada *, Kirk L. Brown, Gene L. Needles, Jr., Samuel Silver, Patrick A. Sporl, Erin Higginbotham
Large Cap Value	Adriana R. Posada*, Kirk L. Brown, Gene L. Needles, Jr.
Mid-Cap Value and Small Cap Value	Adriana R. Posada*, Cynthia M. Thatcher, Gene L. Needles, Jr
International Equity	Kirk L. Brown, Gene L. Needles, Jr.
Retirement Income and Appreciation	Cynthia M. Thatcher, Gene L. Needles, Jr., Samuel Silver, Patrick A. Sporl, Erin Higginbotham
*	Effective March 31, 2016, Adriana R. Posada will retire and no longer serve as Portfolio Manager of the Funds.

Gene L. Needles, Jr. has served as President and Chief Executive Officer of the Manager since April 2009 and has served on the portfolio management team since June 2011. Prior to joining the Manager, Mr. Needles was President of Touchstone Investments from 2008 to 2009 and President and CEO of AIM Distributors from 2004 to 2007. Adriana R. Posada is Senior Portfolio Manager and became a member of the team in October 1998.  Kirk L. Brown is Senior Portfolio Manager, and has served on the portfolio management team since February 1994. Mr. Brown is a CFA Charterholder. Cynthia M. Thatcher is Portfolio Manager, and became a member of the portfolio management team upon joining the Manager in December 1999. Ms. Thatcher is a CFA Charterholder.

Mr. Needles is responsible for recommending sub-advisors to the Fund's Board of Trustees. Ms. Posada, Mr. Brown and Ms. Thatcher oversee the sub-advisors, review the sub-advisors' performance and allocate the Fund's assets among the sub-advisors, as applicable.

Samuel Silver oversees the team responsible for the portfolio management of a portion of the fixed-income assets of the American Beacon Balanced Fund and American Beacon Retirement Income and Appreciation Fund. Mr. Silver has been with the Manager since September 1999 and has served as Vice President, Fixed Income Investments since October 2011. Prior to October 2011, Mr. Silver was a Senior Portfolio Manager, Fixed Income Investments.

Prospectus – Fund Management	43

Mr. Sporl has served as the Senior Portfolio Manager to the American Beacon Balanced Fund since September 2001 and American Beacon Retirement Income and Appreciation Fund since June 2003. He is primarily responsible for determining the manager's portion of the Funds' holdings and characteristics. Mr. Sporl is a CFA Charterholder.

Ms. Higginbotham has served as Senior Portfolio Manager to the American Beacon Retirement Income and Appreciation Fund and American Beacon Balanced Fund since February 2011. She has responsibility for credit and relative value analysis of corporate bonds. Ms. Higginbotham managed cash and money market portfolios at American Beacon Advisors and has been a Portfolio Manager since April 2003 and became a Senior Portfolio Manager in April 2005. Ms. Higginbotham is a CFA Charterholder.

The Funds' SAI provides additional information about the members of the portfolio management team, including other accounts they manage, their ownership in the Funds they manage and their compensation.

The Sub-Advisors

Set forth below is a brief description of each sub-advisor and the portfolio managers who are jointly and primarily responsible for the day-to-day management of the sub-advisor's allocation of a Fund. The Funds' SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Funds they manage and their compensation.

All other assets of American Airlines Group Inc., its affiliates and employee retirement plans under management by each respective sub-advisor (except assets managed by Barrow under the HALO Bond Program), where applicable, are considered when calculating the fees for each sub-advisor. Including these assets may lower the investment advisory fees for each applicable Fund.

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC (‘‘Barrow''), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, is a professional investment counseling firm that has been providing investment advisory services since 1979. The firm is a subsidiary of Old Mutual Asset Management (US) LLC, which is a subsidiary of OM Asset Management plc, (OMAM), a publicly-held company traded on the New York Stock Exchange. As of October 31, 2015, Barrow had discretionary investment management authority with respect to approximately $91 billion of assets, including approximately $6 billion of assets of American Airlines Group Inc. and its subsidiaries and affiliated entities.

Barrow serves as a sub-advisor to the American Beacon Balanced, American Beacon Large Cap Value, American Beacon Mid-Cap Value and American Beacon Small Cap Value Funds. Barrow manages client assets on a team basis for their equity and fixed-income strategies. The members of the team for each American Beacon Fund are listed below.

Name and Title of Portfolio Managers	Length of Service to Fund	Business Experience Past 5 Years
Balanced & Large Cap Value
James P. Barrow Portfolio Manager/Executive Director	Since Inception (1987)	Portfolio Manager/Barrow
Mark Giambrone Portfolio Manager/Managing Director	Since 2015	Portfolio Manager/Barrow
Mid-Cap Value Fund
James P. Barrow Portfolio Manager/Executive Director	Since Inception (2004)	Portfolio Manager/Barrow
Mark Giambrone Portfolio Manager/Managing Director	Since Inception (2004)	Portfolio Manager/Barrow
Small Cap Value Fund
James S. McClure Portfolio Manager/Managing Director	Since 2003	Portfolio Manager/Barrow
John P. Harloe Portfolio Manager/Managing Director	Since 2003	Portfolio Manager/Barrow
Balanced Fund
John S. Williams Portfolio Manager/Managing Director	Since Inception (1987)	Portfolio Manager/Barrow
David R. Hardin Portfolio Manager/Managing Director	Since Inception (1987)	Portfolio Manager/Barrow
J. Scott McDonald Portfolio Manager/Managing Director	Since 1998	Portfolio Manager/Barrow
Mark C. Luchsinger Portfolio Manager/Managing Director	Since 1998	Portfolio Manager/Barrow
Deborah A. Petruzzelli Portfolio Manager/Managing Director	Since 2003	Portfolio Manager/Barrow

Portfolio managers have broad research responsibilities, although they focus their efforts on particular sectors. Analysts have specific industry assignments for more specialized, in-depth research.

Barrow manages its fixed-income portion of the American Beacon Balanced Fund using a team approach, with investment strategy decisions resulting from a consensus of its fixed-income professionals — five senior portfolio managers and five dedicated research analysts. All five portfolio managers are generalists, but each also has specific responsibilities for strategic focus on particular aspects of the marketplace and the portfolio structure strategy. Fixed income research responsibilities are divided among the team members, each specializing in areas in which they have particular expertise and interest. Individual bond selection decisions are also consistently made across all portfolios having similar investment objectives.

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC (''Brandywine Global''), 2929 Arch Street, 8th Floor, Philadelphia, PA 19104, is a professional investment advisory firm founded in 1986. Brandywine Global is a wholly owned subsidiary of Legg Mason, Inc. As of October 31, 2015, Brandywine Global

44	Prospectus – Fund Management

had assets under management totaling approximately $69.9 billion, including approximately $547 million of assets of American Airlines Group Inc. and its subsidiaries and affiliated entities. Brandywine Global serves as a subadvisor to the American Beacon Balanced Fund, American Beacon Large Cap Value Fund and American Beacon Small Cap Value Fund.

Brandywine Global Portfolio Manager for the American Beacon Balanced and American Beacon Large Cap Value Funds

Paul R. Lesutis, CFA is a portfolio manager for our Classic Large Cap Value Equity strategy. In addition, he is responsible for general research coverage, contributing insights and stock recommendations to all of the firm's Large Cap Value Equity strategies. Mr. Lesutis joined the firm in 1991. Previously, he served as executive vice president, chief investment officer and portfolio manager with Provident Capital Management, Inc. (1984-1991); director of equity research and portfolio manager with First Pennsylvania Bank (1971-1984), and a securities analyst with E.I. du Pont de Nemours (1966-1971). Mr. Lesutis is a CFA charterholder. He is a member of the firm's Executive Board.

Patrick S. Kaser, CFA is head of the Large Cap Value Equity team and serves as lead portfolio manager on the Classic Large Cap Value strategy. Mr. Kaser is responsible for researching the financial and healthcare sectors, contributing insights and stock recommendations. He joined the firm in 1998. He is a member of the firm's Executive Board. Before becoming a portfolio manager, Mr. Kaser worked for the firm as an analyst on the Large Cap Value Equity team. He was also with Dean Witter as an account executive (1996-1997). Mr. Kaser is a CFA charterholder. He is a member of the CFA Society of Philadelphia and has been quoted in The Wall Street Journal, BusinessWeek, The Washington Post, Barron's and has appeared on Bloomberg television and radio.

James J. Clarke serves as a portfolio manager for our Classic Large Cap Value Equity strategy. He rejoined the firm in December 2008 after three years serving as a founding partner of Clarke Bennitt, LLC and co-portfolio manager of the concentrated, all-cap Montchanin funds. From 1997 to 2005, Mr. Clarke worked as an equity analyst and portfolio manager for Brandywine Global' s large, mid and small cap value equity portfolios and was responsible for research coverage of the machinery and REIT sectors, contributing insight and stock recommendations for all of the firm's domestic equity products. Prior to his initial term of employment with Brandywine Global, Mr. Clarke worked as a financial analyst at Morgan Stanley in New York and Tokyo (1991-1995).

Brandywine Global Portfolio Managers for the American Beacon Balanced Fund

Stephen  S. Smith, is co-lead portfolio manager for the firm's Global Fixed Income and related strategies. He joined the firm in 1991 to diversify the firm's investment strategies and start the global fixed income product. Previously, Mr. Smith was with Mitchell Hutchins Asset Management, Inc. as managing director of taxable fixed income (1988-1991); Provident Capital Management, Inc. as senior vice president overseeing taxable fixed income (1984-1988); Munsch & Smith Management as a founding partner (1980-1984), and First Pennsylvania Bank as vice president and portfolio manager in the fixed income division (1976-1980).

Brandywine Global Portfolio Managers for the American Beacon Small Cap Value Fund

Henry F. Otto is the founder and co-lead portfolio manager of the Diversified Value Equity strategies. Prior to joining Brandywine Global in 1988, he was with Dimensional Fund Advisors, Inc., where he managed and traded small cap portfolios and developed computer systems to structure portfolios and analyze performance (1984-1987), and the Chicago Board of Trade as a financial economist developing financial-based futures and options (1982-1984). Mr. Otto is a member of the firm's Executive Board.

Steve M. Tonkovich is co-lead portfolio manager of the Diversified Value Equity strategies. He plays an integral role in the team's continual refinement of the Diversified Value Equity investment process and the firm's ongoing research into value investing. Prior to joining the firm in 1989, he was with the Wharton School of the University of Pennsylvania as a research analyst in the Finance Department (1987-1989) and the Moore School of Electrical Engineering of the University of Pennsylvania as a research assistant (1986-1987).He is a member of the firm's Executive Board.

CALAMOS ADVISORS LLC ("Calamos"), 2020 Calamos Court, Naperville, Illinois 60563, is an institutional money management firm that has specialized in security research and money management since 1977. Calamos is an indirect subsidiary of Calamos Asset Management, Inc. As of Dece,ber 31, 2015, Calamos had assets under management totaling approximately $21.9 billion. Calamos serves as a sub-advisor to the American Beacon Retirement Income and Appreciation Fund. Calamos employs a team approach to portfolio management, led by the Global Co-Chief Investment Officer ("Global Co-CIO") as well as the Sr. Co-Portfolio Managers and Co-Portfolio Managers. The Global Co-CIO, Sr. Co-Portfolio Managers and Co-Portfolio Managers are supported by and lead a team of investment professionals whose valuable contributions create a synergy of expertise that can be applied across many different investment strategies. Sr. Co-Portfolio Managers and Co-Portfolio Managers are supported by a team of sector analysts making recommendations based upon rigorous fundamental research.

Calamos has an Investment Committee ("Investment Committee") that performs the following functions:

■

Establishment of top-down global macroeconomic views,

■

Discussion of sector, thematic and geographic positioning across strategies,

■

Oversight of risk management across strategies,

■

Monitoring and evaluation of investment performance,

■

Evaluation and recommendation of enhancements to the investment process.

The Investment Committee operates as a team and consists of the Global Co-CIOs, who leads the Committee along with the Sr. Co-Portfolio Managers, and a select group of senior investment professionals. Other members of the investment team also participate in Committee meetings in connection with specific investment related issues or topics as deemed appropriate. Membership of the Investment Committee may be modified to ensure we adapt to dynamic economic, capital market and investment environments as well as incorporate diverse views into our investment process. John P. Calamos, Sr., Global Co-CIO of Calamos and John Hillenbrand and Eli Pars, Co-CIOs of Calamos, generally focus on firm-wide risk management and the top-down approach of diversification by country and industry sector and macro-level investment themes.

John P. Calamos, Sr., John Hillenbrand and Eli Pars direct the team's focus on the macro themes upon which the portfolio's strategy is based. The team, as a whole, implements the investment strategies, under the general direction and supervision of the Global Co-CIO, Sr. Co-Portfolio Managers and the Co-Portfolio Managers. John P. Calamos, Sr., John Hillenbrand and Eli Pars are responsible for the day-today management of the team, bottom- up research efforts and strategy implementation. Jon Vacko is a Co-Portfolio Managers.

During the past five years, John P. Calamos, Sr. has been President and Trustee of the Calamos Funds and Chairman, CEO and Global Co-CIO of Calamos as of August 31, 2012. Prior thereto he was Chairman, CEO and Co-CIO of Calamos and its predecessor company. John Hillenbrand joined Calamos in 2002 and since September 2015 is a Co-CIO, Head of Multi-Assets Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager. From March 2013 to September 2015 he was a Co-Portfolio Manager. Between August 2002 and March 2013 he was a senior strategy analyst. Eli Pars joined Calamos in May 2013 and has been a Co-CIO, Head of Multi-Assets Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager, since September 2015. Between May 2013 and September 2015, he was a Co-Portfolio Manager. Previously, he was a Portfolio Manager at

Prospectus – Fund Management	45

Chicago Fundamental Investment Partners from February 2009 until November 2012. Prior thereto, Mr. Pars was President at Mulligan Partners LLC from October 2006 until February 2009. Jon Vacko joined Calamos in 2000 and has been a Co-Portfolio Manager, Co-Head of Research since August 2013. Previously, he was a Co-Head of Research and Investments from July 2010 to August 2013, prior thereto he was a senior strategy analyst between July 2002 and July 2010.

CAUSEWAY CAPITAL MANAGEMENT LLC (‘'Causeway''), 11111 Santa Monica Blvd., 15th Floor, Los Angeles, California 90025, is an international and global equity investment management firm. Causeway began operations in June 2001. As of December 31, 2015, Causeway had approximately $15 billion in assets under management, including approximately $1.2 billion of assets of American Airlines Group Inc. and its subsidiaries and affiliated entities. Causeway serves as a sub-advisor to the American Beacon International Equity Fund.

Causeway's portion of the American Beacon International Equity Fund is managed by a team of portfolio managers comprised of Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan P. Eng, Conor Muldoon, Foster Corwith, Alessandro Valentini, and Ellen Lee.

Sarah H. Ketterer is the Chief Executive Officer. Ms. Ketterer co-founded Causeway in June 2001. Prior to that, she was with the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P. (‘'MLIM'') since 1996, where she was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles. Ms. Ketterer has co-managed the Fund since August 2001.

Harry W. Hartford is the President. Mr. Hartford co-founded Causeway in June 2001. Prior to that, he was with the Hotchkis and Wiley division of MLIM since 1996, where he was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles. Mr. Hartford has co-managed the Fund since August 2001.

James A. Doyle is a Director of Causeway and is responsible for research in the global healthcare, information technology, and telecommunication services sectors. He joined the firm as a Director and Portfolio Manager in June 2001. Previously, Mr. Doyle was with the Hotchkis and Wiley division of MLIM since 1997, where he was a Vice President and the head of investment research for the International and Global Value Equity Team in Los Angeles. Mr. Doyle has co-managed the Fund since January 2006.

Jonathan P. Eng is a Director of Causeway and is responsible for research in the global consumer discretionary industrials and materials sectors. Mr. Eng joined the firm as a Research Associate in July 2001 and became a Portfolio Manager and Director in 2002. From 1997 to July 2001, Mr. Eng was with the Hotchkis and Wiley division of MLIM in Los Angeles and London, where he was an equity research associate for the International and Global Value Equity Team. Mr. Eng has co-managed the Fund since January 2006.

Conor Muldoon is a Director of Causeway and is responsible for research in the global financials and materials sectors. Mr. Muldoon joined the firm in August 2003 as a Research Associate and became a Portfolio Manager in 2010. From 1995 to June 2003, Mr. Muldoon was an investment consultant for Fidelity Investments where he served as liaison between institutional clients and investment managers within Fidelity. Mr. Muldoon has co-managed the Fund since 2010.

Foster Corwith is a Director of Causeway and is responsible for research in the global industrials and consumer sectors. Mr. Corwith joined the firm in July 2006 as a Research Associate and became a Portfolio Manager in 2013. From 2003 to 2004, Mr. Corwith was a project manager in the Corporate Services group of The Bank of New York, where he oversaw the integration of trading platforms for 200 broker-dealer clients acquired during the firm's merger with Mellon Financial. From 2001- 2003, Mr. Corwith was an analyst in Credit Suisse First Boston's prime brokerage unit, where he worked as a liaison between the group's security lending, technology, and account management groups. From 2000-2001, Mr. Corwith was a management trainee at Donaldson Lufkin & Jenrette, working with the equity research team.

Alessandro Valentini is a Director of Causeway and is responsible for research in the global health care and financial sectors. Mr. Valentini joined the firm in July 2006 as a Research Associate and became a Portfolio Manager in 2013. During the summer of 2005, Mr. Valentini worked as a research analyst at Thornburg Investment Management, where he conducted fundamental research for the International Value Fund and the Value Fund, focusing on the European telecommunication and Canadian oil sectors. From 2000 to 2004, Mr. Valentini worked as a financial analyst at Goldman Sachs in the European Equities Research-Sales division in New York.

Ellen Lee is a Director of Causeway and is responsible for research in the global utilities, energy, industrials, and consumer discretionary sectors. Ms. Lee joined the firm in August as a Research Associate and became a Portfolio Manager in January 2015. During the summer of 2006, Ms. Lee interned at Tiger Asia, a long short equity hedge fund focused on China, Japan, and Korea. From 2001-2004, Ms. Lee was an associate in the Mergers and Acquisitions division of Credit Suisse First Boston in Seoul, where she advised Korean corporates and multinational corporations. From 1999-2000, she was an analyst in the Mergers and Acquisitions division of Credit Suisse First Boston in Hong Kong. Ms. Lee has co-managed the Fund since 2015.

DREMAN VALUE MANAGEMENT, LLC (‘'Dreman'') is located at 1515 North Flagler Drive, Suite 920, West Palm Beach, FL 33401. Dreman, an independent investment management firm, was founded by David N. Dreman in 1997, with predecessor firms dating back to 1977. As of December 31, 2015, Dreman had approximately $940 Million of assets under management. Dreman serves as a sub-advisor to the American Beacon Small Cap Value Fund.

Dreman Value Management, LLC. is a contrarian value investment management firm founded in 1997 by David Dreman an author of five books on the subject. Today, Dreman has a team of dedicated contrarians offering a true value solution to investors seeking diversification and long-term results. Dreman's goal is to provide superior investment performance, consistently and over a long-term horizon using the unique contrarian investment philosophy and disciplined investment approach developed by David Dreman over 30 years ago. Mark Roach is the Lead Portfolio Manager for Dreman's portion of the American Beacon Small Cap Value Fund. Mr. Roach manages Dreman's portion of the Fund jointly with Mario Tufano, Associate Portfolio Manager of the Fund since 2010. Mr. Roach has been with Dreman since 2006. Mr. Tufano has been with Dreman since 2007.

HILLCREST ASSET MANAGEMENT, LLC. ("HILLCREST"),2805 Dallas Parkway, Suite 250, Plano, TX 75093, is an investment management company with assets under management of $348.1 million as of October 31, 2015. Hillcrest provides portfolio management in small cap value, small cap core and midcap US equities. Hillcrest was founded in 2007 and is an independent, employee-controlled company which manages assets using Behavioral Finance techniques. Hillcrest serves as sub-advisor to the American Beacon Small Cap Value Fund. Hillcrest personnel primary responsible for managing the Fund are Brian R. Bruce, CEO and Chief Investment Officer, Douglas Stark, CFA, Managing Director, Portfolio Management and Research, Brandon Troegle, CFA, Director, Fundamental Analysis and Portfolio Manager, and Richard Wilk, CFA, Director, Portfolio Management. Mr. Bruce has been with Hillcrest since its inception in July 2007 as the CEO and Chief Investment Officer and oversees all business and investment activities at the firm. Douglas Stark is a partner at Hillcrest and focuses on the firm's research and portfolio management. Mr. Stark has been with Hillcrest since January 2008. Prior to joining Hillcrest, Mr. Stark was Partner, Senior Vice President, and Director of Research at Martingale Asset Management from 1996 to 2007. Brandon Troegle is a partner at Hillcrest and an analyst and portfolio manager focusing on the firm's security selection. Mr. Troegle has been with Hillcrest since its inception in July 2007. Richard Wilk is a Director, Portfolio Management and analyst with Hillcrest. Rick joined Hillcrest in October, 2013. Mr. Wilk was a Senior Portfolio Manager for Global Equities at BNP Paribas Investment Partners from 2010 to 2011 and a senior Portfolio Manager at PanAgora Asset Management from 1990 to 2008. He was an independent consultant in 2009 and 2012.

46	Prospectus – Fund Management

HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC (‘'Hotchkis''), 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439, is a professional investment management firm. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens-H&W, LLC,a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor was organized as an investment advisor in 1980. Hotchkis had approximately $30.4 billion in investment company and other portfolio assets under management as of October 31, 2015, including $568 million of assets of American Airlines Group Inc. and its subsidiaries and affiliated entities. Hotchkis serves as a sub-advisor to the American Beacon Balanced, American Beacon Large Cap Value and American Beacon Small Cap Value Funds.

In addition to the Funds, Hotchkis manages institutional separate accounts and is the advisor and sub-advisor to other mutual funds. The investment process employed is the same for similar accounts, including the Funds and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of Hotchkis' investment strategies. Portfolio coordinators for each strategy ensure that the best thinking of the investment team is reflected in the ‘'target portfolios.'' Investment ideas for each Fund are generated by Hotchkis' investment team.

Although portions of the American Beacon Balanced Fund, American Beacon Large Cap Value Fund and American Beacon Small Cap Value Fund are managed by Hotchkis' investment team, Hotchkis has identified the portfolio managers with the most significant responsibility for Hotchkis' portion of each Fund's assets. This list does not include all members of the investment team.

Hotchkis Portfolio Managers for the American Beacon Balanced and American Beacon Large Cap Value Funds

George Davis, Judd Peters, Scott McBride, Patricia McKenna, and Sheldon Lieberman participate in the investment research review and decision making process for the Funds. Mr. McBride, Mr. Peters and Mr. Davis coordinate the day-to-day management of the Funds:

Mr. Davis, Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis' investment team in 1988. Mr. Davis has been a Portfolio Manager since 1989 and Chief Executive Officer since 2001. Mr. Peters, Portfolio Manager, joined Hotchkis' investment team in 1999 and has been a Portfolio Manager since 2003. Mr. McBride, Portfolio Manager, joined Hotchkis' investment team in 2001 and has been a Portfolio Manager since 2004. Ms. McKenna, Principal and Portfolio Manager, joined Hotchkis' investment team in 1995 and has been a Principal since 2001. Mr. Lieberman, Principal and Portfolio Manager, joined Hotchkis' investment team in 1994 and has been a Principal since 2001. Hotchkis' investment team has managed Hotchkis' portion of the Funds since 1987.

Hotchkis Portfolio Managers for the American Beacon Small Cap Value Fund

David Green and Jim Miles participate in the investment research review and decision-making process for the Fund.

Mr. Green and Mr. Miles coordinate the day-to-day management of the Fund. Mr. Green, Principal and Portfolio Manager, joined Hotchkis' investment team in 1997. Mr. Miles, Principal and Portfolio Manager, joined Hotchkis' investment team in 1995. Hotchkis' investment team has managed Hotchkis' portion of the Fund since its inception in 1998.

LAZARD ASSET MANAGEMENT LLC (‘'Lazard''), 30 Rockefeller Plaza, 55th floor, New York, New York 10112, an investment advisor, is a subsidiary of Lazard Frères & Co. LLC, a registered broker-dealer. Lazard and its affiliates provided investment management services to client discretionary accounts with assets totaling approximately $168.8 billion as of December 31, 2015, including approximately $1.1 billion of assets of American Airlines Group Inc. and its subsidiaries and affiliated entities. Lazard serves as a sub-advisor to the American Beacon International Equity Fund.

The following individuals comprise Lazard's International Equity management team, which is responsible for the day-to-day management of a portion of the American Beacon International Equity Fund. Responsibility is shared equally among each member of the team.

John R. Reinsberg is a Deputy Chairman of Lazard with responsibility for international and global strategies. He is also Portfolio Manager/Analyst on the Global Equity and International Equity portfolio teams. He joined Lazard in 1992 and began working in the investment field in 1981. Mr. Reinsberg has co-managed Lazard's portion of the Fund since March 1999.

Michael A. Bennett is a Managing Director of Lazard and a Portfolio Manager/Analyst on various international teams. He joined Lazard in 1992 and has worked in the investment field since 1986. Mr. Bennett has co-managed Lazard's portion of the Fund since May 2003.

Michael G. Fry joined Lazard in 2005 and is a Managing Director and Portfolio Manager/Analyst on various international equity teams. From 1995 to 2005, Mr. Fry held several positions at UBS Global Asset Management, including Lead Portfolio Manager and Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1981. He has co-managed Lazard's portion of the Fund since November 2005.

Michael S. Powers is a Managing Director of Lazard and a Portfolio Manager/Analyst on various international equity teams.. He began working in the investment field in 1990 when he joined Lazard and has co-managed Lazard's portion of the Fund since May 2003.

Kevin L. Matthews is a Managing Director of Lazard and a Portfolio Manager/Analyst on the International Equity and International Equity Select teams. Prior to joining the investment teams, he was a Research Analyst from 2001 to 2010 with a background in financials, automotive, aerospace, and capital goods sectors. He joined Lazard in 2001.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (‘'MFS''), 111 Huntington Avenue, Boston, MA 02199, is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924. As of December 31, 2015, net assets under management of the MFS organization were approximately $412 billion, including approximately $1.6 billion of assets of American Airlines Group Inc. and its subsidiaries and affiliated entities. MFS serves as a sub-advisor to the American Beacon Large Cap Value Fund. Steven Gorham and Nevin Chitkara co-manage MFS' Large Cap Value Equity strategy. Mr. Gorham is an Investment Officer of MFS and has been employed in the investment area of MFS since 1992. Mr. Chitkara is an Investment Officer of MFS and has been employed in the investment area of MFS since 1997.

PZENA INVESTMENT MANAGEMENT, LLC (‘'Pzena''), 320 Park Avenue 8th Floor, New York, New York 10022, is a majority employee-owned investment management firm founded in 1995. As of October 31 2015, Pzena had assets of approximately $27 billion under management, including approximately $251 million of assets of American Airlines Group Inc. and its subsidiaries and affiliated entities. Pzena serves as a sub-advisor to the American Beacon Mid-Cap Value Fund. Investment decisions for the portion of the American Beacon Mid-Cap Value Fund sub-advised by Pzena are made by a three-person investment team. The team consists of Richard S. Pzena, Eli Rabinowich and John Flynn. Each member has equal weight in determining how research findings are translated into an earnings model. Further, all decisions require unanimous consent of the three individuals. Should one of the members become unavailable for either planned or unplanned reasons, the remaining members would continue the process.

Prospectus – Fund Management	47

Mr. Pzena is Managing Principal, Chief Executive Officer, Co-Chief Investment Officer and Founder of Pzena. He has served on the portfolio management team since the inception of the Mid-Cap Value Fund in June 2004 and has been with Pzena since its inception in January 1996. John Flynn is a Principal and Portfolio Manager at Pzena.  Mr. Flynn is a co-portfolio manager for the U.S. mid cap strategies and Small Cap Focused Value. He joined Pzena in 2005 as a Research Analyst and was promoted to Portfolio Manager in 2011. Prior to joining Pzena Investment Management, Mr. Flynn was an associate at Weston Presidio, a middle-market private equity investment firm.  Mr. Rabinowich joined Pzena in 2004 as a Research Analyst. He became a Principal of the firm in 2008 and a Portfolio Manager at the beginning of 2012. Mr. Rabinowich has managed Pzena's portion of the Fund since January 2012.

TEMPLETON INVESTMENT COUNSEL, LLC (‘'Templeton''), 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301, is an indirect wholly owned subsidiary of Franklin Resources, Inc., a global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management solutions managed by its Franklin, Templeton, Mutual Series, Fiduciary Trust, Bissett, Darby, Balanced Equity Management and K2 investment teams. The San Mateo, CA-based company has over 65 years of investment experience and more than $763 billion in assets under management as of December 31, 2015. Of this amount, approximately $1.2 billion were assets of American Airlines Group Inc. and its subsidiaries and affiliated entities. Templeton serves as a sub-advisor to the American Beacon International Equity Fund.

Antonio T. Docal is Executive Vice President of Templeton and Portfolio Manager for the Templeton Global Equity Group and has served in the position since 2003. Peter A. Nori is Executive Vice President of Templeton and Portfolio Manager for the Templeton Global Equity Group and has served in the position since 2002. Cindy L. Sweeting is President of Templeton and Director of Portfolio Management for the Templeton Global Equity Group. Ms. Sweeting has served in these positions since 2000.  Mr. Docal and Ms. Sweeting have managed a portion of the American Beacon International Equity Fund since June 2012, and Mr. Nori has served as a portfolio manager of the American Beacon International Equity Fund since December 2014.

THE BOSTON COMPANY ASSET MANAGEMENT, LLC (‘'The Boston Company''), One Boston Place, Boston, Massachusetts 02108, is a subsidiary of The Bank of New York Mellon Corporation. Assets under management as of December 31, 2015 were $36.6 billion, including approximately $108 million of assets of American Airlines Group Inc. and its subsidiaries and affiliated entities. Certain of the assets managed by The Boston Company are managed as dual officers of affiliated entities. The Boston Company serves as a sub-advisor to the American Beacon Small Cap Value.

The Boston Company Portfolio Managers for the American Beacon Small Cap Value Fund

Joseph M. Corrado, Senior Managing Director, is the lead portfolio manager for the US Small Cap Value Equity strategy for The Boston Company and he oversees the US Small Cap Value team. Mr. Corrado joined The Boston Company in 1986. Edward R. Walter, Managing Director, has served as US Small Cap Value Equity portfolio manager for The Boston Company since May 2004. Prior to becoming a portfolio manager, Mr.Walter served as research analyst, and he continues to fulfill certain research responsibilities in conjunction with his portfolio management duties. Mr. Walter focuses on the Health Care, Technology, and Industrial sectors. Mr. Corrado and Mr. Walter have managed a portion of the American Beacon Small Cap Value Fund since September 2004.

WEDGE CAPITAL MANAGEMENT, L.L.P. ("WEDGE"), 301 South College Street, Suite 2920, Charlotte, NC 28202, is an investment management company with assets under management of $11.3 billion as of December 31, 2015. WEDGE was founded in 1984, in Charlotte, North Carolina by a group of investment professionals who had previously managed the common trust funds of a local, nationally oriented bank. Initially, venture capital funding was provided by the WEDGE International Group of Houston, Texas. In 1989, the firm's founders purchased the venture capital position and WEDGE has been independently owned since that time. The firm is currently owned and operated by eight active General Partners. WEDGE serves as a sub-advisor to the American Beacon Mid-Cap Value Fund.

Brian Pratt CFA, General Partner, has seven years of investment experience and is responsible for equity research on companies with market capitalizations between $1 and $20 billion. Prior to joining WEDGE in 2007, Mr. Pratt worked as a litigation consultant with Tucker Alan and Navigant Consulting, providing financial and accounting advisory services in large commercial disputes. He is a member of the firm's Investment Policy Committee.

John Carr Executive Vice President, has twenty-one years of investment experience and is responsible for portfolio management and client service. Prior to joining WEDGE in 2011, Mr. Carr was a Partner and Senior Vice President at Callan Associates where he managed the southern region from the Atlanta office from 2006 to 2011. He has former portfolio management experience with INVESCO Institutional and Trusco Capital Management.

Richard Wells Executive Vice President, has thirty-one years of investment experience and is responsible for portfolio management and client service. Prior to joining WEDGE in 2011, Mr. Wells was a Partner and Director of National Sales with DePrince, Race & Zollo, Inc., in Winter Park, Florida from 1998 to 2011. He was formerly associated with PaineWebber, Incorporated, Salomon Brothers, and the First Boston Company.

Valuation of Shares

The price of each Fund's shares is based on its NAV per share. Each Fund's NAV is computed by adding total assets, subtracting all of the Fund's liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of a Fund's shares is determined based on a pro rata allocation of a Fund's investment income, expenses and total capital gains and losses. A Fund's NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (‘‘NYSE''), which is typically 4:00 p.m. Eastern time. However, if trading on the NYSE is halted for the day prior to the regular close of trading, a Fund's share price typically would still be determined as of the regular close of trading on the NYSE on that day. The Funds do not price their shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when a Fund is not open for business, which may result in a Fund's portfolio investments being affected when you are unable to buy or sell shares.

Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and ETFs are valued at the last sale price or official closing price.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, a Fund will normally use the currency exchange rates as of 4:00 p.m. Eastern Time.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board of Trustees, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security's trading market is closed (other than customary closings); or (iii) a security has been de- listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security's true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by

48	Prospectus – Fund Management

a Fund occurs after the close of a related exchange but before the determination of a Fund's NAV, fair value pricing may be used on the affected security or securities. Securities of small capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies. The Funds may fair value securities as a result of significant events occurring after the close of the foreign markets in which a Fund invests. In addition, the Funds may invest in illiquid securities requiring these procedures.

The American Beacon International Equity Fund often fair value securities as a result of significant events occurring after the close of the foreign markets in which this Fund invest. Securities of small capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests. In addition, the Fund may invest in illiquid securities requiring these procedures.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Funds' fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Funds' fair valuation procedures. You may view a Fund's most recent NAV per share at www.americanbeaconfunds.com by clicking on ''Quick Links'' and then ''Daily NAVs.''

Prospectus – Fund Management	49

About Your Investment

Choosing Your Share Class

Each share class of a Fund represents an investment in the same portfolio of securities for that Fund, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation.

Factors you should consider when choosing a class of shares include:

■

How long you expect to own the shares;

■

How much you intend to invest;

■

Total expenses associated with owning shares of each class;

■

Whether you qualify for any reduction or waiver of sales charges;

■

Whether you plan to take any distributions in the near future; and

■

Availability of share classes.

Each investor's financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you.

Each Fund offers various classes of shares. Each class has a different combination of purchase restrictions, sales charges and ongoing fees, allowing you to choose the class that best meets your needs. The following table and sections explain the sales charges or other fees you may pay when investing in each class.

American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, American Beacon Small Cap Value Fund and American Beacon International Equity Fund

Share Class	Minimum Initial Investment	Initial Sales Charge	Deferred Sales Charge	Annual 12b-1 Fee	Annual Shareholder Servicing Fee
A	$2,500	Up to 5.75%; may be reduced, waived or deferred for large purchases or certain investors. See A Class Charges and Waivers below.	0.50% on redemptions within 18 months of purchasing $1,000,000 or more of A Class shares	Up to 0.25% of average daily assets	Up to 0.25% of average daily assets
C	$1,000	None	1% on redemptions within 12 months of purchasing shares	Up to 1% of average daily assets	Up to 0.25% of average daily assets
Advisor	$2,500	None	None	Up to 0.25% of average daily assets	Up to 0.25% of average daily assets
Investor	$2,500	None	None	None	Up to 0.375% of average daily assets
Y	$100,000	None	None	None	Up to 0.10% of average daily assets
Institutional	$250,000	None	None	None	None

American Beacon Retirement Income and Appreciation Fund

Share Class	Minimum Initial Investment	Initial Sales Charge	Deferred Sales Charge	Annual 12b-1 Fee	Annual Shareholder Servicing Fee
A	$2,500	Up to 2.50%; may be reduced, waived or deferred for large purchases or certain investors. See A Class Charges and Waivers below.	0.50% on redemptions within 18 months of purchasing $250,000 or more	Up to 0.25% of average daily assets	Up to 0.25% of average daily assets
C	$1,000	None	1% on redemptions within 12 months of purchasing shares	Up to 1% of average daily assets	Up to 0.25% of average daily assets
Investor	$2,500	None	None	None	Up to 0.375% of average daily assets
Y	$100,000	None	None	None	Up to 0.10% of average daily assets

A Class Charges and Waivers

The table below shows the amount of sales charges you will pay on purchases of A Class shares of the Funds both as a percentage of offering price and as a percentage of the amount you invest. The sales charge differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. If you invest more, the sales charge will be lower.

Any applicable sales charge will be deducted directly from your investment. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the table below. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end sales charge. You may qualify for a reduced sales charge or the sales charge may be waived as described below in ''A Class Sales Charge Reductions and Waivers.''

50	Prospectus – About Your Investment

American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, American Beacon Small Cap Value Fund and American Beacon International Equity Fund

Amount of Sale/ Account Value	As a % of Offering Price	As a % of Investment	Dealer Commission as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.05%
$500,000 but less than $1 million	2.00%	2.04%	1.50%
$1 million and above	0.00%	0.00% †	‡
†

No initial sales charge applies on purchases of $1,000,000 or more. A CDSC of 0.50% of the offering price will be charged on purchases of $1,000,000 or more that are redeemed in whole or in part within eighteen (18) months of purchase.

‡	See ''Dealer Concessions on A Class Purchases Without a Front-End Sales Charge''.

American Beacon Retirement Income and Appreciation Fund

Amount of Sale/ Account Value	As a % Offering Price	As a % Investment	Dealer Commission as a % of Offering Price
Less than $100,000	2.50%	2.56%	1.75%
$100,000 but less than $250,000	1.50%	1.52%	1.00%
$250,000 and above	0.00%	0.00% †	††

†

No initial sales charge applies on purchases of $250,000 or more.  A CDSC of 0.50% of the offering price will be charged on purchases of $250,000 or more that are redeemed in whole or in part within eighteen (18) months of purchase.

††	See ''Dealer Concessions on A Class Purchases Without a Front-End Sales Charge''.

Foreside Fund Services, LLC (the ''Distributor'') retains any portion of the commissions that are not paid to financial intermediaries to solely pay distribution-related expenses.

A Class Sales Charge Reductions and Waivers

A shareholder may qualify for a waiver or reduction in sales charges under certain circumstances. To receive a waiver or reduction in your A Class sales charge, you must advise the Funds' transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of purchase. If you or your financial intermediary do not let the Funds' transfer agent know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled.

Waiver of Sales Charges

There is no sales charge if you invest $1 million or more in A Class shares of the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, American Beacon Small Cap Value Fund and American Beacon International Equity Fund.  In addition, there are no sales charges if you invest $250,000 or more in A Class shares of the American Beacon Retirement Income and Appreciation Fund.

Sales charges also may be waived for certain shareholders or transactions, such as:

■

The Manager or its affiliates;

■

Present and former directors, trustees, officers, employees of the Manager, the Manager's parent company, and the American Beacon Funds (and their ''immediate family'' as defined in the SAI), and retirement plans established by them for their employees;

■

Registered representatives or employees of intermediaries that have selling agreement with the Funds;

■

Shares acquired through merger or acquisition;

■

Insurance company separate accounts;

■

Employer-sponsored retirement plans;

■

Dividend reinvestment programs;

■

Purchases through certain fee-based programs under which investors pay advisory fees that may be offered through selected registered investment advisers, broker-dealers, and other financial intermediaries;

■

Shareholders that purchase a Fund through a financial intermediary that offers our A Class shares uniformly on a ''no load'' (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary's prescribed fee schedule for purchases of fund shares; and

■

Reinvestment of proceeds within 90 days of a redemption from A Class account (see Redemption Policies for more information).

The availability of A Class shares charge waivers may depend upon the policies, procedures, and trading platform of your financial intermediary.

Reduced Sales Charges

Under a ''Rights of Accumulation Program,'' a ''Letter of Intent'' or through ''Concurrent Purchases'' you may be eligible to buy A Class shares of the Funds at the reduced sales charge rates that would apply to a larger purchase. Each Fund reserves the right to modify or to cease offering these programs at any time.

This information is available, free of charge, on the Funds' website, www.americanbeaconfunds.com or call (800) 658-5811 or consult with your financial advisor.

Dealer Concessions on A Class Purchases Without a Front-End Sales Charge

For the American Beacon Retirement Income and Appreciation Fund only: Brokers who initiate and are responsible for purchases of $250,000 or more of A Class shares of a Fund may receive a dealer concession from the Fund's Distributor of 0.50% of the offering price of A Class shares of a Fund. If a client or broker is unable to provide account verification on purchases of $250,000 or more, the dealer concession will be forfeited by the broker and front-end sales loads will apply. Dealer concessions will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge or

Prospectus – About Your Investment	51

dealer concession. Dealer concessions will only be paid on eligible purchases where the applicability of the CDSC can be monitored. Purchases eligible for sales charge waivers as described under "A Class Sales Charge Reductions and Waivers" are not eligible for dealer concessions on purchases of $250,000 or more.

For all other Funds: Brokers who initiate and are responsible for purchases of $1,000,000 or more of Class A shares of a Fund may receive a dealer concession from the Funds' Distributor of 0.50% of the offering price. If a client or broker is unable to provide account verification on purchases of $1,000,000 or more, the dealer concession will be forfeited by the broker and front-end sales loads will apply. Dealer concessions will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge or dealer concession. Dealer concessions will be paid only on eligible purchases where the applicability of the CDSC can be monitored. Purchases eligible for sales charge waivers as described under ''A Class Sales Charge Reductions and Waivers'' are not eligible for dealer concessions on purchases of $1,000,000 or more.

Rights of Accumulation Program

Under the Rights of Accumulation Program, you may qualify for a reduced sales charge for A Class shares by aggregating all of your investments held in certain accounts (''Qualified Accounts''). The following Qualified Accounts holding any share class of the American Beacon Funds may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

■

Accounts owned by you, your spouse or your minor children under the age of 21, including trust or other fiduciary accounts in which you, your spouse or your minor children are the beneficiary;

■

Uniform transfer or gift to minor accounts (''UTMA/UGTMA'');

■

IRAs, including traditional, Roth, SEP and SIMPLE IRAs; and

■

Coverdell Education Savings Accounts or qualified 529 plans.

A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts.

You must notify your financial intermediary or the Funds' transfer agent, in the case of shares held directly with a Fund, at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program. In addition, you must provide either a list of account numbers or copies of account statements verifying your qualification. You may combine the historical cost or current value, as of the day prior to your additional American Beacon Funds' purchase (whichever is higher) of your existing American Beacon Funds' mutual fund with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gain distributions. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your financial intermediary may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing American Beacon Funds mutual fund investment with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify the Funds' transfer agent at the time of purchase that a purchase qualifies for a reduced sales charge and provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, the financial intermediary or the Funds' transfer agent will calculate the combined value of all of your Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent

If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gain distributions) during the next 13 months in any class of a Fund, you may qualify for a reduced sales charge for purchases of A Class shares by completing the Letter of Intent section of your account application.

A Letter of Intent indicates your intent to purchase at least $50,000 in any class of the American Beacon Funds over the next 13 months in exchange for a reduced A Class sales charge indicated on the above tables. The minimum initial investment under a Letter of Intent is $2,500. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your account. If you have purchased shares of any American Beacon mutual fund within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Concurrent Purchases

You may combine simultaneous purchases in shares of any of the American Beacon Funds to qualify for a reduced charge.

Contingent Deferred Sales Charge (''CDSC'') — A Class Shares

Unless a waiver applies, investors who purchase $250,000 or more of A Class shares of the American Beacon Retirement Income and Appreciation Fund (and therefore pay no front-end sales charge) will be subject to a 0.50% CDSC if the shares are redeemed within 18 months after they are purchased. For all other Funds, investors who purchase $1,000,000 or more of A Class shares of the Fund (and, thus, pay no initial sales charge) will be subject to a 0.50% CDSC if those shares are redeemed within 18 months after they are purchased. The CDSC does not apply if you are otherwise eligible to purchase A Class shares without an initial sales charge or are eligible for one of the waivers described herein or in the SAI.

CDSC— C Class Shares

If you redeem C Class shares within 12 months of purchase, you may be charged a CDSC of 1%. The CDSC generally will be deducted from your redemption proceeds. In some circumstances, you may be eligible for one of the waivers described herein or in the SAI. You must advise the transfer agent of your eligibility for a waiver when you place your redemption request.

How CDSCs will be Calculated

A CDSC is imposed on redemptions of A and C Class shares of the American Beacon Retirement Income and Appreciation Fund, as described above. The amount of the CDSC will be based on the NAV of the redeemed shares at the time of the redemption or the original NAV, whichever is lower. Because of the rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the date of

52	Prospectus – About Your Investment

your purchase. The CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. A CDSC is not imposed on any increase in NAV over the initial purchase price or shares you received through the reinvestment of dividends or capital gain distributions.

To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will redeem your shares in the following order:

■

shares acquired by the reinvestment of dividends or capital gain distributions;

■

other shares that are not subject to the CDSC;

■

shares held the longest during the holding period.

Waiver of CDSCs — A and C Class Shares

A shareholder may qualify for a CDSC waiver under certain circumstances. To have your CDSC waived, you must advise the Funds' transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of redemption. If you or your financial intermediary do not let the Funds' transfer agent know that you are eligible for a waiver, you may not receive a waiver to which might otherwise be otherwise entitled.

The CDSC may be waived if:

■

The redemption is due to a shareholder's death or post-purchase disability;

■

The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value;

■

The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to the termination of the plan or the transfer of the plan to another financial institution;

■

The redemption is for a mandatory withdrawal from a traditional IRA account after age 70½;

■

The redemption is due to involuntary redemptions by a Fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of a Fund, or other actions;

■

The redemption is from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver;

■

The redemption is to return excess contributions made to a retirement plan; or

■

The redemption is to return contributions made due to a mistake of fact.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Information regarding CDSC waivers for A and C Class shares is available, free of charge, on the Funds' website. Please visit www.americanbeaconfunds.com. You may also call (800) 658-5811 or consult with your financial advisor.

Purchase and Redemption of Shares

Eligibility

The A Class, C Class, Y Class, Advisor Class, Institutional Class, and Investor Class shares offered in this Prospectus are available to eligible investors who meet the minimum initial investment. American Beacon Funds do not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The Fund does not conduct operations and is not offered for purchase outside of the United States.

Subject to your eligibility, you may invest in the Fund directly or through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators, and retirement plans.

If you invest directly with the Fund, the fees and policies with respect to the Fund's shares that are outlined in this Prospectus are set by the Fund. The Manager and the Fund are not responsible for determining the suitability of the Fund or share class for any investor.

Because in most cases it is more advantageous for investors using an intermediary to purchase A Class shares than C Class shares for amounts of $1,000,000 or more, the Fund will decline a request to purchase C Class shares for $1,000,000 or more.

If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of the Fund. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in the Fund through a financial intermediary should consult with their financial intermediary to ensure they obtain any proper ''breakpoint'' discount and regarding the differences between available share classes. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this Prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.

Minimum Initial Investment by Share Class

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$ 250
A; Advisor; Investor	$2,500	$50	$ 250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Investor Class shares are also available to traditional individual retirement account ("IRA") and Roth IRA shareholders investing directly in the Fund. The minimum investment is $2,500.

The Manager may allow a reasonable period of time after opening an account for a Y Class or Institutional Class investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through an aggregated purchase order for more than one client.

Opening an Account

You may open an account through your broker-dealer or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker dealer will normally be held in your account with that firm.

Prospectus – About Your Investment	53

To open an account directly with the Funds, a completed, signed application is required. You may obtain an account application from the Funds' website  www.americanbeaconfunds.com or by calling 1-800-658-5811. Institutional shareholders should call 1-800-967-9009.

Complete the application, sign it and send it:

Regular Mail to: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643 (or institutional shareholders may fax to) (816) 374-7408	For Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105 (800) 658-5811

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked for information that will allow the Funds or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, and Social Security or other taxpayer identification numbers on the account or other documentation. The Funds are required by law to reject your new account application if the required identifying information is not provided.

The Fund reserves the right to liquidate a shareholder's account at the current day's NAV and remit proceeds via check if the Fund or a financial institution are unable to verify the shareholder's identity within three days of account opening.

Purchase Policies

Shares of the Funds are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by a Fund in good order prior to the Fund's deadline, the purchase price will be the NAV per share next determined on that day, plus any applicable sales charges. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that a Fund is open for business plus any applicable sales charge. Shares of a Fund will only be issued against full payment, as described more fully in this Prospectus and SAI.

The Funds have authorized certain third party financial intermediaries, such as broker-dealers, insurance companies, third party administrators and trust companies, to receive purchase and redemption orders on behalf of the Funds and to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. A Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund's next determined NAV after receipt by the financial intermediary or its designee. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Funds in proper form and in a timely manner.

Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether shares of a Fund are available for offer and sale in their jurisdiction. Each Fund reserves the right to refuse purchases if, in the judgment of the Funds, the transaction would adversely affect the Funds and its shareholders. Each Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Funds will not accept ''starter'' checks, credit card checks, money orders, cashier's checks, or third party checks.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Funds or the Manager has incurred. Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies may be withheld.

Please refer to the section titled ''Frequent Trading and Market Timing'' for information on the Funds' policies regarding frequent purchases, redemptions, and exchanges.

Redemption Policies

If you purchased shares of the Funds through your financial intermediary, please contact your broker-dealer or other financial intermediary to sell shares of a Fund.

The redemption price will be the NAV next determined after a redemption request is received in good order, minus any applicable CDSC and/or redemption fees. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first).

Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Funds are open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.

You may, within 90 days of redemption, reinvest all or part of the proceeds of your redemption of A or C Class shares of a Fund, without incurring any applicable additional sales charge, in the same class of another American Beacon Fund, by sending a written request and a check to your financial intermediary or directly to the Funds. Reinvestment must be into the same account from which you redeemed the shares or received the distribution. Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Reinvestment will be at the NAV next calculated after the Funds receive your request. You must notify the Funds and your financial intermediary at the time of investment if you decide to exercise this privilege.

If you purchased shares on multiple dates, the shares you have held the longest will be redeemed first for purposes of assessing the redemption fee. The redemption fee does not apply to:

■

shares acquired through the reinvestment of dividends and distributions;

■

shares acquired through payroll contributions to a retirement or employee benefit plan;

■

shares redeemed through systematic redemption plans;

■

shares redeemed to return excess IRA contributions;

■

certain redemption transactions made within a retirement or employee benefit plan, such as minimum required distributions, loans and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant;

54	Prospectus – About Your Investment

■

redemptions and exchanges effectuated pursuant to an intermediary's automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans;

■

redemption and exchange transactions made within a ''Qualified Wrap Program'' as defined in the section titled ''Frequent Trading and Market Timing;'' or

■

shares acquired to commence operations of the Funds.

Each Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of a Fund's investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Funds' shareholders.

Although the Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets held by a Fund. To the extent that a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Please refer to the section titled ''Frequent Trading and Market Timing'' for information on the Funds' policies regarding frequent purchases, redemptions, and exchanges

Exchange Policies

If you purchased shares of the Funds through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for its policies to effect an exchange.

Shares of any class of a Fund may be exchanged for shares of the same class of another American Beacon Fund under certain limited circumstances. Shares of any class of a Fund may be exchanged for shares of another class of the same fund under certain limited circumstances. Since an exchange involves a concurrent purchase and redemption, please review the sections titled "Purchase Policies" and "Redemption Policies" for additional limitations that apply to purchase and redemptions. There is no front-end sales charge on exchanges between A Class shares of a Fund for A Class shares of another fund. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange to shares of another fund having CDSC however, shares exchanged between funds that impose a CDSC will be charged a CDSC if redeemed within 12 months or 18 months, as applicable, of the purchase of the initial shares.

Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.

If shares were purchased by check, a shareholder must have owned shares of the redeeming fund for at least ten days prior to exchanging out of one fund and into another.

The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in U.S. states and Territories in which they can be legally sold. Each Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. Each Fund reserves the right to refuse exchange requests if, in the judgment of a Fund, the transaction would adversely affect the Fund and its shareholders. Please refer to the section titled "Frequent Trading and Market Timing" for information on the Funds' policies regarding frequent purchases, redemptions, and exchanges.

For federal income tax purposes, the conversion of shares of one share class for shares of a different share class of the same Fund will not result in the realization of a capital gain or loss. However, an exchange of shares of one Fund for shares of a different American Beacon Fund is considered a sale and a purchase, respectively, and may result in a gain or loss for those purposes. There can be no assurance of any particular tax treatment, however, and you are urged and advised to consult with your own tax advisor regarding a share class conversion or exchange of Fund shares.

How to Purchase, Redeem or Exchange Shares

If your account is through a broker-dealer or other financial intermediary, please contact them directly to purchase, redeem or exchange shares of a Fund. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker dealer or financial intermediary will transmit your request to a Fund and may charge you a fee for this service. The Fund will not accept a purchase order of $1,000,000 or more for C Class shares if the purchase is known to be on behalf of a single investor (not including dealer "street name" or omnibus accounts). Dealers, other financial intermediaries or fiduciaries purchasing shares for their customers are responsible for determining the suitability of a particular share class for an investor. You should include the following information with any order:

• Your name/Account registration

• Your account number

• Type of Transaction requested

• Fund Name and Fund Numbers

• Dollar amount or number of shares

Transactions for direct shareholders are conducted through:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class Only)
Mail	American Beacon Funds PO Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS330 West 9th Street Kansas City, MO 64105

Prospectus – About Your Investment	55

Purchases by Wire:

Send a bank wire to State Street Bank and Trust Co. with these instructions:

■

ABA# 0110-0002-8; AC-9905-342-3,

■

Attn: American Beacon Funds

■

the fund name and fund number, and

■

shareholder account number and registration.

Redemption Proceeds will be mailed to account of record or transmitted to commercial bank designated on the account application form.

	New Account	Existing Account
Class	Minimum	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Advisor, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Redemption requests must also include authorized signature(s) of all persons required to sign for the account. Call 1-800-658-5811 for instructions.

To protect the Fund and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for redemption orders:

■

with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application,

■

for an account whose address has changed within the last 30 days if proceeds are sent by check, or

■

for amounts greater than $100,000.

■

The Fund only accepts STAMP 2000 Medallion signature guarantees, which may be obtained at participating banks broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

Payments to Financial Intermediaries

The Funds and their affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Funds. To the extent that a Fund pays any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, the Funds or their transfer agent. To the extent a Fund affiliate pays such compensation, it would likely include amounts from that affiliate's own resources and constitute what is sometimes referred to as "revenue sharing.''

Compensation received by a financial intermediary from the Manager or another Fund affiliate may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding a Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from a Fund or its affiliate(s), and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of a Fund, or a certain class of shares of a Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of a Fund within its organization by, for example, placing it on a list of preferred funds. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Prospectus.

General Policies

If a shareholder's account balance falls below the following minimum levels, the shareholder may be asked to increase the balance.

Share Class	Account Balance
A	$2,500
C	$1,000
Y	$25,000
Advisor	$2,500
Institutional	$75,000
Investor	$2,500

If the account balance remains below the applicable minimum account balance after 45 days, each Fund reserves the right to close the account and send the proceeds to the shareholder. IRAs will be charged an annual maintenance fee of $15.00 by the Custodian for maintaining either a traditional IRA or a Roth IRA. Each Fund reserves the authority to modify minimum account balances in its discretion.

A Signature Validation Program (''SVP'') stamp may be required in order to change an account's registration or banking instructions. You may obtain a SVP stamp at participating banks, broker-dealers and credit unions, but not from a notary public. The SVP stamp is analogous to the STAMP 2000 Medallion guarantee in that it is provided at similar institutions. However, it is used only for non-financial transactions.

The following policies apply to instructions you may provide to the Funds by telephone:

■

The Funds, their officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

56	Prospectus – About Your Investment

■

The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone are genuine.

■

Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

Each Fund reserves the right to:

■

liquidate a shareholder's account at the current day's NAV and remit proceeds via check if the Funds or a financial institution are unable to verify the shareholder's identity within three business days of account opening,

■

seek reimbursement from the shareholder for any related loss incurred by a Fund if payment for the purchase of Fund shares by check does not clear the shareholder's bank, and

■

reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by a Fund if funds are not received by the applicable wire deadline.

A shareholder will not be required to pay a CDSC when the registration for A Class or C Class shares is transferred to the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When A Class or C Class shares are transferred, any applicable CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

Escheatment

Please be advised that certain state escheatment laws may require a Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Funds. Many states have added ''inactivity'' or the absence of customer initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder initiated activity on an account for at least three (3) to five (5) years.

Depending on the laws in your jurisdiction, customer initiated contact might be achieved by one of the following methods:

■

Send a letter to American Beacon Funds via the United States Post Office,

■

Speak to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the funds secure web application.

■

Access your account through the funds secure web application,

■

Cashing checks that are received and are made payable to the owner of the account.

The Funds, the Manager, and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer's and/or Controller's Offices.  If you do not hold your shares directly with a Fund, you should contact your broker-dealer, retirement plan, or other third party, intermediary regarding applicable state escheatment laws.

Contact information:

American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643
1-800-658-5811
www.americanbeaconfunds.com

Frequent Trading and Market Timing

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of a Fund's NAV, (ii) an increase in a Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in a Fund's NAV is known as market timing.

The American Beacon International Equity Fund is particularly at risk for market timing activity. Please see "Market Timing Risk" under the description of each of these Funds.

The Funds' Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing.

The redemption fee is described further in the ‘‘Redemption Policies'' section. Shareholders may transact one ‘‘round trip'' in a Fund in any rolling 90-day period. A ‘‘round trip'' is defined as two transactions, each in an opposite direction. A round trip may involve either (i) a purchase or exchange into a Fund followed by a redemption or exchange out of a Fund or (ii) a redemption or exchange out of a Fund followed by a purchase or exchange into a Fund. If the Manager detects that a shareholder has exceeded one round trip in a Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, will prohibit the shareholder from making further purchases of that Fund. In general, each Fund reserves the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder's activity violates any policy stated in this Prospectus. Additionally, the Manager may in its discretion, reject any purchase or exchange into the Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of a Fund or dilute the value of the Fund's shares, including collective trading (e.g., following the advice of an investment newsletter). Such investors may be barred from future purchases of American Beacon Funds.

The round-trip limit does not apply to the following transaction types:

■

shares acquired through the reinvestment of dividends and other distributions;

■

systematic purchases and redemptions; shares redeemed to return excess IRA contributions; or

■

certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans, and trust companies, will be asked to enforce the Funds' policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Funds that they are currently unable to enforce the Funds' policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Funds' policies. A Fund may defer to an intermediary's policies. For more information, please contact the financial intermediary through which you invest in the Funds.

Prospectus – About Your Investment	57

The Manager monitors trading activity in the Funds to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary's provision of information necessary to identify transactions by the underlying investors. The Funds have entered into agreements with the intermediaries that service the Funds' investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Funds and to act on the Funds' instructions to restrict transactions by investors who the Manager has identified as having violated the Funds' policies and procedures to deter frequent trading and market timing.

Wrap programs offered by certain intermediaries may be designated ‘‘Qualified Wrap Programs'' by a Fund based on specific criteria established by the Funds and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is a wrap program whose sponsoring intermediary: (i) certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio; (iii) provides the Manager a description of the wrap program(s); and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary's wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client's purchase of a Fund followed within 90 days by the intermediary's redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to a Fund, the Manager will revoke the intermediary's Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Fund's frequent trading and market timing policies, including any applicable redemption fees.

Each Fund reserves the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Funds' policies and procedures to deter frequent trading and market timing will have the intended effect nor that the Manager will be able to detect frequent trading and market timing.

Distributions and Taxes

Each Fund distributes most or all of its net earnings in the form of dividends from net investment income ("dividends") and distributions of realized net capital gains ("capital gain distributions") and net gains from foreign currency transactions (sometimes referred to below collectively as "other distributions") (and dividends and other distributions are sometimes referred to below collectively as "distributions").  Different tax treatment applies to different types of distributions (as described in the table below).

The Funds do not have a fixed dividend rate and do not guarantee they will pay any distributions in any particular period. Distributions paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the services and/or fees applicable to certain classes of shares. Distributions are paid as follows:

American Beacon Fund	Dividends Paid	Other Distributions Paid
Balanced	Quarterly	Annually
Large Cap Value	Annually	Annually
Mid-Cap Value	Annually	Annually
Small Cap Value	Annually	Annually
International Equity	Annually	Annually
Retirement Income and Appreciation	Monthly	Annually

Options for Receiving Dividends and Other Distributions

When you open your Fund account, you can specify on your application how you want to receive distributions. To change that option, you must notify the transfer agent. Unless your account application instructs otherwise, distributions payable to you by a Fund will be reinvested in additional shares of the distributing class of that Fund. There are four payment options available:

■

Reinvest All Distributions. You can elect to reinvest all dividends and other distributions from a Fund in additional shares of the distributing class of that Fund.

■

Reinvest Only Some Distributions. You can elect to reinvest some types of distributions by a Fund in additional shares of the distributing class of that Fund while receiving the other types of distributions by that Fund by check or having them sent to your bank account by ACH ("in cash").

■

Receive All Distributions in Cash. You can elect to receive all dividends and capital gain distributions by check or have them sent to your bank account by ACH.

■

Reinvest Your Distributions in another American Beacon Fund. You can reinvest all of your dividends and other distributions in shares of the same class of another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class of the selected fund.

If you invest directly with the Funds, any election to receive distributions payable by check will only apply to distributions totaling $10.00 or more. Any distribution by a Fund totaling less than $10.00 will be reinvested in shares of the distributing class of that Fund and will not be paid to you by check. This policy does not apply to you if you have elected to receive distributions that are directly deposited into your bank account by ACH.

If you elect to receive a distribution by check and the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for six months, each Fund reserves the right to reinvest the amount of your check, and to reinvest all subsequent distributions in shares of the distributing class of that Fund at the NAV on the day of the reinvestment. Interest will not accrue on amounts represented by uncashed distribution or redemption checks.

Shareholders investing in a Fund through a financial intermediary should discuss their options for receiving distributions with the intermediary.

58	Prospectus – About Your Investment

Taxes

Any Fund distributions are taxable to shareholders other than tax-qualified retirement accounts and other tax-exempt investors. However, the portion of a Fund's dividends derived from its investments in U.S. Government obligations, if any, is generally exempt from state and local income taxes. The following table outlines the typical status of transactions in taxable accounts:

Type of Transaction	Federal Tax Status
Dividends from net investment income *	Ordinary income **
Distributions of the excess of net short-term capital gain over net long-term capital loss *	Ordinary income
Distributions of net gains from certain foreign currency transactions *	Ordinary income
Distributions of the excess of net long-term capital gain over net short-term capital loss ("net capital gain'') *	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules
*	Whether reinvested or taken in cash.
**	Except for dividends that are attributable to ''qualified dividend income'' (as described below).

To the extent distributions are attributable to net capital gain that a Fund recognizes on sales or exchanges of capital assets, they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (each, an ‘‘individual'') (20% for individuals with taxable income exceeding certain thresholds, which are indexed for inflation annually), regardless of how long the shareholder held his or her Fund shares.

A portion of the dividends a Fund pays to individuals may be ‘‘qualified dividend income'' (‘‘QDI'') and thus eligible for the preferential rates that apply to net capital gain. QDI is the aggregate of dividends a Fund receives on shares of most domestic corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions.  To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.

A portion of the distributions a Fund pays may also be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends a Fund receives from domestic corporations only. However, dividends that a corporate shareholder receives and deducts pursuant to the dividends-received deduction may be subject indirectly to the federal alternative minimum tax.

A shareholder may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the 15% and 20% rates mentioned above.

A shareholder who wants to use an acceptable basis determination method with respect to Fund shares he or she acquired or acquires after December 31, 2011 ("Covered Shares") other than the average basis method (the Fund's default method), must elect to do so in writing, which may be electronic. A Fund, or its administrative agent, must report to the Internal Revenue Service and furnish to its shareholders the basis information for dispositions of Covered Shares. See "Tax Information" in the SAI for a description of the rules regarding that election and each Fund's reporting obligation.

An individual must pay a 3.8% tax on the lesser of (1) the individual's ‘‘net investment income,'' which generally includes distributions a Fund pays and net gains realized on the redemption or exchange of Fund shares, or (2) the excess of the individual's ‘‘modified adjusted gross income'' over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts.  Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.

Each year, each Fund's shareholders will receive tax information to assist them in preparing their income tax returns.

The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders, who should consult their tax advisers regarding specific questions as to the effect of federal, state and local income taxes on an investment in a Fund.

Prospectus – About Your Investment	59

Additional Information

The Funds' Board of Trustees oversees generally the operations of the Funds. The Trust enters into contractual arrangements with various parties, including among others, the Funds' manager, sub-advisors, custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the Statement of Additional Information is intended, or should be read, to be or create an agreement or contract between the Trust or the Funds and any investor, or to create any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Distribution and Service Plans

The Funds have adopted separate Distribution Plans for its A Class, C Class and Advisor Class shares in accordance with Rule 12b-1 under the Investment Company Act, which allows the A Class, C Class and Advisor Class shares to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. Each Plan also authorizes the use of any fees received by the Manager in accordance with the Administration and Management Agreements, and any fees received by the sub-advisors pursuant to their Investment Advisory Agreements with the Manager, to be used for the sale and distribution of Fund shares. The Plans provide that the A Class and Advisor Class shares of the Funds will pay up to 0.25% per annum of the average daily net assets attributable to the A Class, and the C Class shares of the Funds will pay up to 1.00% per annum of the average daily net assets attributable to the C Class to the Manager (or another entity approved by the Board).

The Funds have also adopted a shareholder services plan for its A Class, C Class, Investor Class, Advisor Class, and Y Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payment of up to 0.25% of the average daily net assets attributable to the A Class shares, up to 0.25% of the average daily net assets attributable to the C Class shares, up to 0.375% of the average daily net assets attributable to the Investor Class shares, up to 0.25% of the average daily net assets attributable to the Advisor Class, and up to 0.10% of the average daily net assets attributable to the Y Class shares of the Funds. Because these distribution and service plan fees are paid out of each Fund's A Class, C Class, Investor Class, and Y Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may result in costs higher than other types of sales charges.

Portfolio Holdings

A complete list of each Fund's holdings is made available on the Funds' website on a monthly basis. The holdings information is generally posted to the website approximately twenty days after the end of the month and remains available for six months thereafter. A list of each Fund's ten largest holdings is made available on the Funds' website on a quarterly basis. The ten largest holdings of the Funds are generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com. A Fund's ten largest holdings may also be accessed by selecting a particular Fund's fact sheet.

A description of the Funds' policies and procedures regarding the disclosure of portfolio holdings is available in the Funds' SAI, which you may access on the Fund's website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

Delivery of Documents

If you are interested in electronic delivery of the Funds' summary prospectuses and shareholder reports, please go to www.americanbeaconfunds.com and click on ‘‘Quick Links'' and then ‘‘Register for E-Delivery.''

To reduce expenses, your financial institution may mail only one copy of the summary prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

60	Prospectus – Additional Information

Financial Highlights

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in each Fund's table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and other distributions). The information in the financial highlights has been derived from the Funds' financial statements audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Funds' financial statements, is included in the Funds' Annual Report, which you may obtain upon request.

Balanced Fund
	Institutional Class
	Year Ended October 31
For a share outstanding throughout the period:	2015	2014	2013	2012	2011
Net asset value, beginning of the period	$16.79	$16.31	$14.27	$12.89	$12.62
Income from investment operations
Net investment income	0.32	0.38	0.30	0.32	0.32
Net gains (losses) from investments (both realized and unrealized)	(0.32)	1.35	2.35	1.38	0.29
Total income (loss) from investment operations	0.00	1.73	2.65	1.70	0.61
Less distributions
Dividends from net investment income	(0.22)	(0.42)	(0.30)	(0.32)	(0.34)
Distributions from net realized gains	(0.78)	(0.83)	(0.31)	–	–
Total distributions	(1.00)	(1.25)	(0.61)	(0.32)	(0.34)
Net asset value, end of period	$15.79	$16.79	$16.31	$14.27	$12.89
Total ReturnA	(0.07%)	11.15%	19.04%	13.23%	4.87%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$99,174	$74,422	$60,916	$40,938	$30,962
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.58%	0.58%	0.60%	0.59%	0.58%
Expenses, net of reimbursements or recoupments	0.58%	0.58%	0.60%	0.59%	0.58%
Net investment income, before reimbursements or recoupments	1.83%	2.24%	1.86%	2.27%	2.49%
Net investment income, net of reimbursements or recoupments	1.83%	2.24%	1.86%	2.27%	2.49%
Portfolio Turnover	62%	34%	56%	58%	47%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	61

Balanced Fund
	Y Class
	Year Ended October 31
For a share outstanding throughout the period:	2015	2014	2013	2012	2011
Net asset value, beginning of the period	$16.83	$16.37	$14.32	$12.93	$12.78
Income from investment operations
Net investment income	0.30	0.40	0.39	0.17	0.36
Net gains (losses) from investments (both realized and unrealized)	(0.30)	1.31	2.26	1.51	0.24
Total income (loss) from investment operations	0.00	1.71	2.65	1.68	0.60
Less distributions
Dividends from net investment income	(0.21)	(0.42)	(0.29)	(0.29)	(0.45)
Distributions from net realized gains	(0.78)	(0.83)	(0.31)	–	–
Total distributions	(0.99)	(1.25)	(0.60)	(0.29)	(0.45)
Net asset value, end of period	$15.84	$16.83	$16.37	$14.32	$12.93
Total ReturnA	(0.07%)	10.98%	18.97%	13.04%	4.73%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$39,151	$36,114	$7,263	$2,482	$401
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.66%	0.67%	0.68%	0.69%	1.48%
Expenses, net of reimbursements or recoupments	0.66%	0.68%	0.70%	0.69%	0.70%
Net investment income, before reimbursements or recoupments	1.75%	2.01%	1.71%	2.08%	1.55%
Net investment income, net of reimbursements or recoupments	1.75%	2.01%	1.69%	2.08%	2.34%
Portfolio Turnover	62%	34%	56%	58%	47%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

62	Prospectus – Additional Information

Balanced Fund
	Investor Class
	Year Ended October 31
For a share outstanding throughout the period:	2015	2014	2013	2012	2011
Net asset value, beginning of the period	$15.31	$14.98	$13.16	$11.93	$11.66
Income from investment operations
Net investment income	0.22	0.42	0.26	0.23	0.25
Net gains (losses) from investments (both realized and unrealized)	(0.26)	1.11	2.13	1.30	0.28
Total income (loss) from investment operations	(0.04)	1.53	2.39	1.53	0.53
Less distributions
Dividends from net investment income	(0.19)	(0.37)	(0.26)	(0.30)	(0.26)
Distributions from net realized gains	(0.78)	(0.83)	(0.31)	–	–
Total distributions	(0.97)	(1.20)	(0.57)	(0.30)	(0.26)
Net asset value, end of period	$14.30	$15.31	$14.98	$13.16	$11.93
Total ReturnA	(0.35%)	10.75%	18.65%	12.86%	4.52%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$155,758	$165,808	$109,337	$89,272	$83,657
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.91%	0.92%	0.92%	0.92%	0.92%
Expenses, net of reimbursements or recoupments	0.91%	0.92%	0.92%	0.92%	0.92%
Net investment income, before reimbursements or recoupments	1.51%	1.84%	1.62%	1.95%	2.16%
Net investment income, net of reimbursements or recoupments	1.51%	1.84%	1.62%	1.95%	2.16%
Portfolio Turnover	62%	34%	56%	58%	47%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	63

Balanced Fund
	Advisor Class
	Year Ended October 31
For a share outstanding throughout the period:	2015	2014	2013	2012	2011
Net asset value, beginning of the period	$16.04	$15.65	$13.73	$12.36	$12.11
Income from investment operations
Net investment income	0.22	0.18	(0.12)	0.42	0.41
Net gains (losses) from investments (both realized and unrealized)	(0.29)	1.39	2.60	1.14	0.11
Total income (loss) from investment operations	(0.07)	1.57	2.48	1.56	0.52
Less distributions
Dividends from net investment income	(0.17)	(0.35)	(0.25)	(0.19)	(0.27)
Distributions from net realized gains	(0.78)	(0.83)	(0.31)	–	–
Total distributions	(0.95)	(1.18)	(0.56)	(0.19)	(0.27)
Net asset value, end of period	$15.02	$16.04	$15.65	$13.73	$12.36
Total ReturnA	(0.58%)	10.58%	18.52%	12.62%	4.33%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$13,510	$14,706	$6,353	$2,507	$3,536
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.06%	1.07%	1.07%	1.09%	1.09%
Expenses, net of reimbursements or recoupments	1.06%	1.07%	1.07%	1.09%	1.09%
Net investment income, before reimbursements or recoupments	1.35%	1.75%	1.32%	1.82%	2.01%
Net investment income, net of reimbursements or recoupments	1.35%	1.75%	1.32%	1.82%	2.01%
Portfolio Turnover	62%	34%	56%	58%	47%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

64	Prospectus – Additional Information

Balanced Fund
	A Class
	Year Ended October 31
For a share outstanding throughout the period:	2015	2014	2013	2012	2011
Net asset value, beginning of the period	$15.29	$14.97	$13.16	$12.06	$11.94
Income from investment operations
Net investment income	0.23	0.33	0.22	0.33	0.38
Net gains (losses) from investments (both realized and unrealized)	(0.29)	1.18	2.14	1.17	0.14
Total income (loss) from investment operations	(0.06)	1.51	2.36	1.50	0.52
Less distributions
Dividends from net investment income	(0.18)	(0.36)	(0.24)	(0.40)	(0.40)
Distributions from net realized gains	(0.78)	(0.83)	(0.31)	–	–
Total distributions	(0.96)	(1.19)	(0.55)	(0.40)	(0.40)
Net asset value, end of period	$14.27	$15.29	$14.97	$13.16	$12.06
Total ReturnA	(0.48%)	10.67%	18.45%	12.65%	4.37%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$29,074	$25,579	$6,284	$3,127	$588
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.97%	1.02%	1.10%	1.13%	1.59%
Expenses, net of reimbursements or recoupments	0.97%	1.04%	1.10%	1.09%	1.10%
Net investment income, before reimbursements or recoupments	1.44%	1.68%	1.31%	1.62%	1.47%
Net investment income, net of reimbursements or recoupments	1.44%	1.67%	1.30%	1.66%	1.95%
Portfolio Turnover	62%	34%	56%	58%	47%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	65

Balanced Fund
	C Class
	Year Ended October 31
For a share outstanding throughout the period:	2015	2014	2013	2012	2011
Net asset value, beginning of the period	$15.47	$15.13	$13.33	$12.13	$11.92
Income from investment operations
Net investment income	0.14	0.21	0.17	0.15	0.20
Net gains (losses) from investments (both realized and unrealized)	(0.29)	1.20	2.11	1.29	0.22
Total income (loss) from investment operations	(0.15)	1.41	2.28	1.44	0.42
Less distributions
Dividends from net investment income	(0.11)	(0.24)	(0.17)	(0.24)	(0.21)
Distributions from net realized gains	(0.78)	(0.83)	(0.31)	–	–
Total distributions	(0.89)	(1.07)	(0.48)	(0.24)	(0.21)
Net asset value, end of period	$14.43	$15.47	$15.13	$13.33	$12.13
Total ReturnA	(1.14%)	9.80%	17.50%	11.86%	3.56%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$45,642	$32,045	$11,574	$3,579	$922
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.72%	1.78%	1.84%	1.85%	2.34%
Expenses, net of reimbursements or recoupments	1.72%	1.79%	1.85%	1.83%	1.82%
Net investment income, before reimbursements or recoupments	0.69%	0.94%	0.51%	0.88%	0.66%
Net investment income, net of reimbursements or recoupments	0.69%	0.93%	0.50%	0.90%	1.18%
Portfolio Turnover	62%	34%	56%	58%	47%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

66	Prospectus – Additional Information

Large Cap Value Fund
	Institutional Class
	Year Ended October 31
For a share outstanding throughout the period:	2015	2014	2013	2012	2011A
Net asset value, beginning of the period	$31.21	$27.59	$21.58	$18.99	$18.56
Income from investment operations
Net investment income	0.55	0.73	0.50	0.45	0.39
Net gains (losses) from investments (both realized and unrealized)	(0.70)	3.33	6.00	2.60	0.30
Total income (loss) from investment operations	(0.15)	4.06	6.50	3.05	0.69
Less distributions
Dividends from net investment income	(0.67)	(0.44)	(0.49)	(0.46)	(0.26)
Distributions from net realized gains	(2.01)	–	–	–	–
Total distributions	(2.68)	(0.44)	(0.49)	(0.46)	(0.26)
Net asset value, end of period	$28.38	$31.21	$27.59	$21.58	$18.99
Total ReturnB	(0.76%)	14.89%	30.70%	16.48%	3.69%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$6,198,883	$5,816,013	$5,428,755	$3,914,173	$3,380,918
Ratios to average net assets (annualized):
Expenses, before reimbursements or recoupments	0.58%	0.58%	0.58%	0.59%	0.58%
Expenses, net of reimbursements or recoupments	0.58%	0.58%	0.58%	0.59%	0.58%
Net investment income (loss), before reimbursements or recoupments	1.88%	2.35%	1.99%	2.23%	1.96%
Net investment income, net of reimbursements or recoupments	1.88%	2.35%	1.99%	2.23%	1.96%
Portfolio Turnover	32%	29%	34%	30%	90%

A	On December 1, 2010, MFS Institutional Advisors, Inc. assumed management of the Large Cap Value Fund's assets perviously managed by Metropolitan West Capital Management, LLC.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	67

Large Cap Value Fund
	Y Class
	Year Ended October 31
For a share outstanding throughout the period:	2015	2014	2013	2012	2011A
Net asset value, beginning of the period	$31.04	$27.46	$21.47	$18.92	$18.49
Income from investment operations
Net investment income	0.56	0.64	0.40	0.53	0.37
Net gains (losses) from investments (both realized and unrealized)	(0.72)	3.37	6.05	2.50	0.30
Total income (loss) from investment operations	(0.16)	4.01	6.45	3.03	0.67
Less distributions
Dividends from net investment income	(0.66)	(0.43)	(0.46)	(0.48)	(0.24)
Distributions from net realized gains	(2.01)	–	–	–	–
Total distributions	(2.67)	(0.43)	(0.46)	(0.48)	(0.24)
Net asset value, end of period	$28.21	$31.04	$27.46	$21.47	$18.92
Total ReturnB	(0.80%)	14.78%	30.59%	16.43%	3.58%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$419,097	$434,881	$327,939	$88,509	$134,968
Ratios to average net assets (annualized):
Expenses, before reimbursements or recoupments	0.67%	0.67%	0.66%	0.69%	0.69%
Expenses, net of reimbursements or recoupments	0.67%	0.67%	0.66%	0.69%	0.69%
Net investment income (loss), before reimbursements or recoupments	1.80%	2.24%	1.78%	2.12%	1.88%
Net investment income, net of reimbursements or recoupments	1.80%	2.24%	1.78%	2.12%	1.88%
Portfolio Turnover	32%	29%	34%	30%	90%

A	On December 1, 2010, MFS Institutional Advisors, Inc. assumed management of the Large Cap Value Fund's assets perviously managed by Metropolitan West Capital Management, LLC.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

68	Prospectus – Additional Information

Large Cap Value Fund
	Investor Class
	Year Ended October 31
For a share outstanding throughout the period:	2015	2014	2013	2012	2011A
Net asset value, beginning of the period	$29.51	$26.11	$20.43	$17.99	$17.61
Income from investment operations
Net investment income	0.45	0.57	0.39	0.36	0.30
Net gains (losses) from investments (both realized and unrealized)	(0.68)	3.18	5.69	2.47	0.29
Total income (loss) from investment operations	(0.23)	3.75	6.08	2.83	0.59
Less distributions
Dividends from net investment income	(0.57)	(0.35)	(0.40)	(0.39)	(0.21)
Distributions from net realized gains	(2.01)	–	–	–	–
Total distributions	(2.58)	(0.35)	(0.40)	(0.39)	(0.21)
Net asset value, end of period	$26.70	$29.51	$26.11	$20.43	$17.99
Total ReturnB	(1.07%)	14.50%	30.26%	16.05%	3.30%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$3,167,586	$4,158,361	$3,899,011	$3,635,333	$3,761,691
Ratios to average net assets (annualized):
Expenses, before reimbursements or recoupments	0.93%	0.93%	0.93%	0.96%	0.95%
Expenses, net of reimbursements or recoupments	0.93%	0.93%	0.93%	0.96%	0.95%
Net investment income (loss), before reimbursements or recoupments	1.54%	2.01%	1.67%	1.89%	1.59%
Net investment income, net of reimbursements or recoupments	1.54%	2.01%	1.67%	1.89%	1.59%
Portfolio Turnover	32%	29%	34%	30%	90%

A	On December 1, 2010, MFS Institutional Advisors, Inc. assumed management of the Large Cap Value Fund's assets perviously managed by Metropolitan West Capital Management, LLC.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	69

Large Cap Value Fund
	Advisor Class
	Year Ended October 31
For a share outstanding throughout the period:	2015	2014	2013	2012	2011A
Net asset value, beginning of the period	$29.24	$25.89	$20.25	$17.83	$17.47
Income from investment operations
Net investment income	0.40	0.47	0.35	0.31	0.27
Net gains (losses) from investments (both realized and unrealized)	(0.66)	3.20	5.65	2.48	0.28
Total income (loss) from investment operations	(0.26)	3.67	6.00	2.79	0.55
Less distributions
Dividends from net investment income	(0.57)	(0.32)	(0.36)	(0.37)	(0.19)
Distributions from net realized gains	(2.01)	–	–	–	–
Total distributions	(2.58)	(0.32)	(0.36)	(0.37)	(0.19)
Net asset value, end of period	$26.40	$29.24	$25.89	$20.25	$17.83
Total ReturnB	(1.19%)	14.31%	30.05%	15.96%	3.11%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$140,975	$149,423	$128,528	$103,629	$129,739
Ratios to average net assets (annualized):
Expenses, before reimbursements or recoupments	1.07%	1.07%	1.07%	1.08%	1.08%
Expenses, net of reimbursements or recoupments	1.07%	1.07%	1.07%	1.08%	1.08%
Net investment income (loss), before reimbursements or recoupments	1.40%	1.83%	1.52%	1.78%	1.46%
Net investment income, net of reimbursements or recoupments	1.40%	1.83%	1.52%	1.78%	1.46%
Portfolio Turnover	32%	29%	34%	30%	90%

A	On December 1, 2010, MFS Institutional Advisors, Inc. assumed management of the Large Cap Value Fund's assets perviously managed by Metropolitan West Capital Management, LLC.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

70	Prospectus – Additional Information

Large Cap Value Fund
	A Class
	Year Ended October 31
For a share outstanding throughout the period:	2015	2014	2013	2012	2011A
Net asset value, beginning of the period	$29.38	$26.03	$20.41	$18.01	$17.61
Income from investment operations
Net investment income	0.47	0.54	0.38	0.36	0.24
Net gains (losses) from investments (both realized and unrealized)	(0.71)	3.16	5.65	2.44	0.31
Total income (loss) from investment operations	(0.24)	3.70	6.03	2.80	0.55
Less distributions
Dividends from net investment income	(0.62)	(0.35)	(0.41)	(0.40)	(0.15)
Distributions from net realized gains	(2.01)	–	–	–	–
Total distributions	(2.63)	(0.35)	(0.41)	(0.40)	(0.15)
Net asset value, end of period	$26.51	$29.38	$26.03	$20.41	$18.01
Total ReturnB	(1.14%)	14.37%	30.03%	15.91%	3.12%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$39,401	$22,782	$11,905	$6,222	$3,942
Ratios to average net assets (annualized):
Expenses, before reimbursements or recoupments	0.97%	1.04%	1.08%	1.12%	1.16%
Expenses, net of reimbursements or recoupments	0.97%	1.04%	1.08%	1.12%	1.16%
Net investment income (loss), before reimbursements or recoupments	1.48%	1.83%	1.44%	1.66%	1.37%
Net investment income, net of reimbursements or recoupments	1.48%	1.83%	1.44%	1.66%	1.37%
Portfolio Turnover	32%	29%	34%	30%	90%

A	On December 1, 2010, MFS Institutional Advisors, Inc. assumed management of the Large Cap Value Fund's assets perviously managed by Metropolitan West Capital Management, LLC.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	71

Large Cap Value Fund
	C Class
	Year Ended October 31
For a share outstanding throughout the period:	2015	2014	2013	2012	2011A
Net asset value, beginning of the period	$29.03	$25.81	$20.29	$17.95	$17.58
Income from investment operations
Net investment income	0.27	0.35	0.23	0.22	0.10
Net gains (losses) from investments (both realized and unrealized)	(0.70)	3.11	5.58	2.42	0.32
Total income (loss) from investment operations	(0.43)	3.46	5.81	2.64	0.42
Less distributions
Dividends from net investment income	(0.42)	(0.24)	(0.29)	(0.30)	(0.05)
Distributions from net realized gains	(2.01)	–	–	–	–
Total distributions	(2.43)	(0.24)	(0.29)	(0.30)	(0.05)
Net asset value, end of period	$26.17	$29.03	$25.81	$20.29	$17.95
Total ReturnB	(1.83%)	13.48%	29.00%	14.97%	2.36%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$12,389	$9,964	$5,200	$2,468	$1,329
Ratios to average net assets (annualized):
Expenses, before reimbursements or recoupments	1.73%	1.79%	1.84%	1.88%	2.54%
Expenses, net of reimbursements or recoupments	1.73%	1.81%	1.92%	1.87%	1.84%
Net investment income (loss), before reimbursements or recoupments	0.73%	1.09%	0.68%	0.89%	(0.01%)
Net investment income, net of reimbursements or recoupments	0.73%	1.07%	0.60%	0.89%	0.68%
Portfolio Turnover	32%	29%	34%	30%	90%

A	On December 1, 2010, MFS Institutional Advisors, Inc. assumed management of the Large Cap Value Fund's assets perviously managed by Metropolitan West Capital Management, LLC.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

72	Prospectus – Additional Information

Mid-Cap Value Fund
	Institutional Class
	Year Ended October 31
For a share outstanding throughout the period:	2015D	2014	2013	2012	2011A
Net asset value, beginning of the period	$14.76	$14.33	$10.95	$9.73	$9.27
Income from investment operations
Net investment income (loss)	0.16	0.12	0.13	0.14	0.09
Net gains from investments (both realized and unrealized)	0.25	1.27	3.93	1.21	0.48
Total income from investment operations	0.41	1.39	4.06	1.35	0.57
Less distributions
Dividends from net investment income	(0.10)	(0.11)	(0.20)	(0.13)	(0.11)
Distributions from net realized gains	(0.45)	(0.85)	(0.48)	–	–
Total distributions	(0.55)	(0.96)	(0.68)	(0.13)	(0.11)
Redemption fees added to beneficial interestsB	–	–	–	–	–
Net asset value, end of period	$14.62	$14.76	$14.33	$10.95	$9.73
Total ReturnC	2.73%	10.20%	39.18%	14.07%	6.08%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$258,503	$193,635	$72,207	$34,208	$33,441
Ratios to average net assets:
Expenses before reimbursements or recoupments	0.85%	0.89%	0.99%	1.06%	1.10%
Expenses net of reimbursements or recoupments	0.85%	0.93%	0.98%	0.98%	0.97%
Net investment income (loss), before reimbursements or recoupments	1.10%	0.92%	1.05%	1.17%	0.91%
Net investment income, net of reimbursements or recoupments	1.10%	0.88%	1.06%	1.25%	1.04%
Portfolio Turnover	79%	24%	48%	87%	107%

A	LMCG Investments (formerly known as Lee Munder Capital Group, LLC) was added as an investment manager to the Mid-Cap Value Fund on July 1, 2011 and terminated on April 30, 2015.
B	Amounts represent less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.

Prospectus – Additional Information	73

Mid-Cap Value Fund
	Y Class
	Year Ended October 31
For a share outstanding throughout the period:	2015D	2014	2013	2012	2011A
Net asset value, beginning of the period	$14.66	$14.25	$10.92	$9.72	$9.27
Income from investment operations
Net investment income (loss)	0.15	0.18	0.17	0.13	0.08
Net gains from investments (both realized and unrealized)	0.26	1.19	3.86	1.21	0.48
Total income from investment operations	0.41	1.37	4.03	1.34	0.56
Less distributions
Dividends from net investment income	(0.10)	(0.11)	(0.22)	(0.14)	(0.11)
Distributions from net realized gains	(0.45)	(0.85)	(0.48)	–	–
Total distributions	(0.55)	(0.96)	(0.70)	(0.14)	(0.11)
Redemption fees added to beneficial interestsB	–	–	–	–	–
Net asset value, end of period	$14.52	$14.66	$14.25	$10.92	$9.72
Total ReturnC	2.76%	10.15%	38.99%	13.97%	5.98%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$70,009	$31,075	$2,814	$516	$52
Ratios to average net assets:
Expenses before reimbursements or recoupments	0.94%	0.98%	1.11%	1.28%	11.62%
Expenses net of reimbursements or recoupments	0.94%	0.98%	1.08%	1.06%	1.06%
Net investment income (loss), before reimbursements or recoupments	1.02%	0.80%	0.79%	0.82%	(9.44%)
Net investment income, net of reimbursements or recoupments	1.02%	0.80%	0.82%	1.03%	1.12%
Portfolio Turnover	79%	24%	48%	87%	107%

A	LMCG Investments (formerly known as Lee Munder Capital Group, LLC) was added as an investment manager to the Mid-Cap Value Fund on July 1, 2011 and terminated on April 30, 2015.
B	Amounts represent less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.

74	Prospectus – Additional Information

Mid-Cap Value Fund
	Investor Class
	Year Ended October 31
For a share outstanding throughout the period:	2015E	2014	2013	2012	2011A
Net asset value, beginning of the period	$14.89	$14.47	$10.98	$9.71	$9.20
Income from investment operations
Net investment income (loss)	0.13	0.16	0.23	0.34	(0.03	)D
Net gains from investments (both realized and unrealized)	0.25	1.21	3.83	1.00	0.63
Total income from investment operations	0.38	1.37	4.06	1.34	0.60
Less distributions
Dividends from net investment income	(0.09)	(0.10)	(0.09)	(0.07)	(0.09)
Distributions from net realized gains	(0.45)	(0.85)	(0.48)	–	–
Total distributions	(0.54)	(0.95)	(0.57)	(0.07)	(0.09)
Redemption fees added to beneficial interestsB	–	–	–	–	–
Net asset value, end of period	$14.73	$14.89	$14.47	$10.98	$9.71
Total ReturnC	2.52%	9.99%	38.69%	13.84%	6.49%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$304,800	$246,405	$17,871	$4,157	$1,812
Ratios to average net assets:
Expenses before reimbursements or recoupments	1.09%	1.13%	1.25%	1.44%	1.32%
Expenses net of reimbursements or recoupments	1.09%	1.14%	1.23%	1.23%	1.23%
Net investment income (loss), before reimbursements or recoupments	0.87%	0.61%	0.68%	0.75%	1.33%
Net investment income, net of reimbursements or recoupments	0.87%	0.60%	0.70%	0.96%	1.42%
Portfolio Turnover	79%	24%	48%	87%	107%

A	LMCG Investments (formerly known as Lee Munder Capital Group, LLC) was added as an investment manager to the Mid-Cap Value Fund on July 1, 2011 and terminated on April 30, 2015.
B	Amounts represent less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Based on average shares outstanding.
E	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.

Prospectus – Additional Information	75

Mid-Cap Value Fund
	Advisor Class
	Year Ended October 31
For a share outstanding throughout the period:	2015D	2014	2013	2012	2011A
Net asset value, beginning of the period	$14.46	$14.07	$10.81	$9.56	$9.12
Income from investment operations
Net investment income (loss)	0.08	0.11	0.11	0.05	0.07
Net gains from investments (both realized and unrealized)	0.25	1.17	3.83	1.23	0.45
Total income from investment operations	0.33	1.28	3.94	1.28	0.52
Less distributions
Dividends from net investment income	(0.07)	(0.04)	(0.20)	(0.03)	(0.08)
Distributions from net realized gains	(0.45)	(0.85)	(0.48)	–	–
Total distributions	(0.52)	(0.89)	(0.68)	(0.03)	(0.08)
Redemption fees added to beneficial interestsB	–	–	–	–	–
Net asset value, end of period	$14.27	$14.46	$14.07	$10.81	$9.56
Total ReturnC	2.25%	9.58%	38.43%	13.44%	5.65%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$6,684	$7,149	$728	$465	$37
Ratios to average net assets:
Expenses before reimbursements or recoupments	1.37%	1.40%	1.61%	1.99%	1.98%
Expenses net of reimbursements or recoupments	1.37%	1.46%	1.49%	1.48%	1.49%
Net investment income (loss), before reimbursements or recoupments	0.58%	0.35%	0.46%	0.10%	0.21%
Net investment income, net of reimbursements or recoupments	0.58%	0.30%	0.58%	0.61%	0.69%
Portfolio Turnover	79%	24%	48%	87%	107%

A	LMCG Investments (formerly known as Lee Munder Capital Group, LLC) was added as an investment manager to the Mid-Cap Value Fund on July 1, 2011 and terminated on April 30, 2015.
B	Amounts represent less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.

76	Prospectus – Additional Information

Mid-Cap Value Fund
	A Class
	Year Ended October 31
For a share outstanding throughout the period:	2015D	2014	2013	2012	2011A
Net asset value, beginning of the period	$14.43	$14.09	$10.82	$9.61	$9.18
Income from investment operations
Net investment income	0.11	0.13	0.14	0.09	0.11
Net gains (losses) from investments (both realized and unrealized)	0.25	1.16	3.80	1.20	0.40
Total income from investment operations	0.36	1.29	3.94	1.29	0.51
Less distributions
Dividends from net investment income	(0.06)	(0.10)	(0.19)	(0.08)	(0.08)
Distributions from net realized gains	(0.45)	(0.85)	(0.48)	–	–
Total distributions	(0.51)	(0.95)	(0.67)	(0.08)	(0.08)
Redemption fees added to beneficial interestsB	–	–	–	–	–
Net asset value, end of period	$14.28	$14.43	$14.09	$10.82	$9.61
Total ReturnC	2.43%	9.68%	38.39%	13.56%	5.49%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$16,422	$18,345	$1,667	$264	$101
Ratios to average net assets:
Expenses before reimbursements or recoupments	1.25%	1.33%	1.48%	1.61%	3.44%
Expenses net of reimbursements or recoupments	1.25%	1.33%	1.49%	1.49%	1.48%
Net investment income (loss), before reimbursements or recoupments	0.71%	0.42%	0.44%	0.56%	(1.36%)
Net investment income (loss), net of reimbursements or recoupments	0.71%	0.42%	0.43%	0.68%	0.60%
Portfolio Turnover	79%	24%	48%	87%	107%

A	LMCG Investments (formerly known as Lee Munder Capital Group, LLC) was added as an investment manager to the Mid-Cap Value Fund on July 1, 2011 and terminated on April 30, 2015.
B	Amounts represent less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.

Prospectus – Additional Information	77

Mid-Cap Value Fund
	C Class
	Year Ended October 31
For a share outstanding throughout the period:	2015D	2014	2013	2012	2011A
Net asset value, beginning of the period	$14.08	$13.81	$10.70	$9.56	$9.18
Income from investment operations
Net investment income	0.01	0.08	0.11	0.06	0.05
Net gains (losses) from investments (both realized and unrealized)	0.23	1.09	3.67	1.15	0.38
Total income from investment operations	0.24	1.17	3.78	1.21	0.43
Less distributions
Dividends from net investment income	–	(0.05)	(0.19)	(0.07)	(0.05)
Distributions from net realized gains	(0.45)	(0.85)	(0.48)	–	–
Total distributions	(0.45)	(0.90)	(0.67)	(0.07)	(0.05)
Redemption fees added to beneficial interestsB	–	–	–	–	–
Net asset value, end of period	$13.87	$14.08	$13.81	$10.70	$9.56
Total ReturnC	1.64%	8.88%	37.32%	12.75%	4.64%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$6,239	$5,104	$905	$254	$22
Ratios to average net assets:
Expenses before reimbursements or recoupments	2.01%	2.12%	2.25%	2.46%	19.14%
Expenses net of reimbursements or recoupments	2.01%	2.13%	2.24%	2.22%	2.24%
Net investment income (loss), before reimbursements or recoupments	(0.05%)	(0.33%)	(0.27%)	(0.40%)	(16.96%)
Net investment income (loss), net of reimbursements or recoupments	(0.05%)	(0.34%)	(0.26%)	(0.15%)	(0.06%)
Portfolio Turnover	79%	24%	48%	87%	107%

A	LMCG Investments (formerly known as Lee Munder Capital Group, LLC) was added as an investment manager to the Mid-Cap Value Fund on July 1, 2011 and terminated on April 30, 2015.
B	Amounts represent less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.

78	Prospectus – Additional Information

Small Cap Value Fund
	Institutional Class
	Year Ended October 31
For a share outstanding throughout the period:	2015	2014C	2013	2012	2011A
Net asset value, beginning of the period	$27.80	$28.04	$21.04	$18.75	$17.84
Income from investment operations
Net investment income (loss)	0.24	0.17	0.25	0.17	0.08
Net gains (losses) from investments (both realized and unrealized)	0.02	2.18	7.60	2.20	0.92
Total income (loss) from investment operations	0.26	2.35	7.85	2.37	1.00
Less distributions
Dividends from net investment income	(0.19)	(0.14)	(0.27)	(0.08)	(0.09)
Distributions from net realized gains	(3.18)	(2.45)	(0.58)	–	–
Total distributions	(3.37)	(2.59)	(0.85)	(0.08)	(0.09)
Net asset value, end of period	$24.69	$27.80	$28.04	$21.04	$18.75
Total ReturnB	0.87%	8.78%	38.59%	12.71%	5.57%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$4,313,523	$4,002,884	$3,430,107	$2,189,761	$1,843,285
Ratios to average net assets:
Expenses before reimbursements	0.81%	0.80%	0.82%	0.82%	0.82%
Expenses, net of reimbursements	0.81%	0.80%	0.82%	0.82%	0.82%
Net investment income (loss), before reimbursements	0.99%	0.67%	1.01%	0.87%	0.47%
Net investment income (loss), net of reimbursements	0.99%	0.67%	1.01%	0.87%	0.47%
Portfolio Turnover	47%	73%	48%	51%	59%

A	On November 30, 2010, Metropolitan West Capital Management LLC was terminated and ceased managing assets of the Small Cap Value Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C

On August 19, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund. On March 17, 2014, Barrow, Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund. On Setptember 19, 2014, Hillcrest Asset Management, LLC begain managing assets of the Small Cap Value Fund.

Prospectus – Additional Information	79

Small Cap Value Fund
	Y Class
	Year Ended October 31
For a share outstanding throughout the period:	2015	2014C	2013	2012	2011A
Net asset value, beginning of the period	$27.52	$27.81	$20.89	$18.66	$17.76
Income from investment operations
Net investment income (loss)	0.23	0.18	0.22	0.15	0.06
Net gains (losses) from investments (both realized and unrealized)	0.01	2.12	7.55	2.19	0.92
Total income (loss) from investment operations	0.24	2.30	7.77	2.34	0.98
Less distributions
Dividends from net investment income	(0.17)	(0.14)	(0.27)	(0.11)	(0.08)
Distributions from net realized gains	(3.18)	(2.45)	(0.58)	–	–
Total distributions	(3.35)	(2.59)	(0.85)	(0.11)	(0.08)
Net asset value, end of period	$24.41	$27.52	$27.81	$20.89	$18.66
Total ReturnB	0.79%	8.67%	38.45%	12.58%	5.49%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$251,360	$190,416	$122,850	$38,982	$29,234
Ratios to average net assets:
Expenses before reimbursements	0.90%	0.89%	0.91%	0.91%	0.94%
Expenses, net of reimbursements	0.90%	0.89%	0.91%	0.91%	0.94%
Net investment income (loss), before reimbursements	0.90%	0.58%	0.74%	0.77%	0.30%
Net investment income (loss), net of reimbursements	0.90%	0.58%	0.74%	0.77%	0.30%
Portfolio Turnover	47%	73%	48%	51%	59%

A	On November 30, 2010, Metropolitan West Capital Management LLC was terminated and ceased managing assets of the Small Cap Value Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C

On August 19, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund. On March 17, 2014, Barrow, Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund. On Setptember 19, 2014, Hillcrest Asset Management, LLC begain managing assets of the Small Cap Value Fund.

80	Prospectus – Additional Information

Small Cap Value Fund
	Investor Class
	Year Ended October 31
For a share outstanding throughout the period:	2015	2014C	2013	2012	2011A
Net asset value, beginning of the period	$26.96	$27.27	$20.47	$18.23	$17.40
Income from investment operations
Net investment income (loss)	0.18	0.10	0.18	0.11	0.02
Net gains (losses) from investments (both realized and unrealized)	(0.02)	2.09	7.38	2.13	0.88
Total income (loss) from investment operations	0.16	2.19	7.56	2.24	0.90
Less distributions
Dividends from net investment income	(0.08)	(0.05)	(0.18)	–	(0.07)
Distributions from net realized gains	(3.18)	(2.45)	(0.58)	–	–
Total distributions	(3.26)	(2.50)	(0.76)	–	(0.07)
Net asset value, end of period	$23.86	$26.96	$27.27	$20.47	$18.23
Total ReturnB	0.50%	8.40%	38.11%	12.31%	5.20%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$723,045	$851,732	$934,041	$748,550	$843,400
Ratios to average net assets:
Expenses before reimbursements	1.15%	1.16%	1.18%	1.18%	1.17%
Expenses, net of reimbursements	1.15%	1.16%	1.18%	1.18%	1.17%
Net investment income (loss), before reimbursements	0.67%	0.33%	0.73%	0.51%	0.12%
Net investment income (loss), net of reimbursements	0.67%	0.33%	0.73%	0.51%	0.12%
Portfolio Turnover	47%	73%	48%	51%	59%

A	On November 30, 2010, Metropolitan West Capital Management LLC was terminated and ceased managing assets of the Small Cap Value Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C

On August 19, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund. On March 17, 2014, Barrow, Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund. On Setptember 19, 2014, Hillcrest Asset Management, LLC begain managing assets of the Small Cap Value Fund.

Prospectus – Additional Information	81

Small Cap Value Fund
	Advisor Class
	Year Ended October 31
For a share outstanding throughout the period:	2015	2014C	2013	2012	2011A
Net asset value, beginning of the period	$26.69	$27.06	$20.35	$18.15	$17.33
Income from investment operations
Net investment income (loss)	0.13	0.06	0.14	0.06	(0.01)
Net gains (losses) from investments (both realized and unrealized)	0.01	2.07	7.34	2.14	0.89
Total income (loss) from investment operations	0.14	2.13	7.48	2.20	0.88
Less distributions
Dividends from net investment income	(0.05)	(0.05)	(0.19)	–	(0.06)
Distributions from net realized gains	(3.18)	(2.45)	(0.58)	–	–
Total distributions	(3.23)	(2.50)	(0.77)	–	(0.06)
Net asset value, end of period	$23.60	$26.69	$27.06	$20.35	$18.15
Total ReturnB	0.41%	8.22%	37.93%	12.12%	5.07%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$98,224	$102,682	$88,033	$44,731	$33,032
Ratios to average net assets:
Expenses before reimbursements	1.31%	1.29%	1.31%	1.32%	1.32%
Expenses, net of reimbursements	1.31%	1.29%	1.31%	1.32%	1.32%
Net investment income (loss), before reimbursements	0.51%	0.18%	0.46%	0.35%	(0.02%)
Net investment income (loss), net of reimbursements	0.51%	0.18%	0.46%	0.35%	(0.02%)
Portfolio Turnover	47%	73%	48%	51%	59%

A	On November 30, 2010, Metropolitan West Capital Management LLC was terminated and ceased managing assets of the Small Cap Value Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C

On August 19, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund. On March 17, 2014, Barrow, Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund. On Setptember 19, 2014, Hillcrest Asset Management, LLC begain managing assets of the Small Cap Value Fund.

82	Prospectus – Additional Information

Small Cap Value Fund
	A Class
	Year Ended October 31
For a share outstanding throughout the period:	2015	2014C	2013	2012	2011A
Net asset value, beginning of the period	$26.63	$27.03	$20.35	$18.19	$17.39
Income from investment operations
Net investment income (loss)	0.13	0.11	0.16	0.08	0.03
Net gains (losses) from investments (both realized and unrealized)	0.02	2.03	7.30	2.12	0.83
Total income (loss) from investment operations	0.15	2.14	7.46	2.20	0.86
Less distributions
Dividends from net investment income	(0.06)	(0.09)	(0.20)	(0.04)	(0.06)
Distributions from net realized gains	(3.18)	(2.45)	(0.58)	–	–
Total distributions	(3.24)	(2.54)	(0.78)	(0.04)	(0.06)
Net asset value, end of period	$23.54	$26.63	$27.03	$20.35	$18.19
Total ReturnB	0.45%	8.30%	37.83%	12.11%	4.92%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$54,815	$29,570	$13,418	$4,064	$1,822
Ratios to average net assets:
Expenses before reimbursements or recoupments	1.21%	1.27%	1.35%	1.44%	1.57%
Expenses, net of reimbursements or recoupments	1.22%	1.27%	1.32%	1.34%	1.57%
Net investment income (loss), before reimbursements or recoupments	0.56%	0.19%	0.30%	0.21%	(0.32%)
Net investment income (loss), net of reimbursements or recoupments	0.54%	0.20%	0.34%	0.32%	(0.32%)
Portfolio Turnover	47%	73%	48%	51%	59%

A	On November 30, 2010, Metropolitan West Capital Management LLC was terminated and ceased managing assets of the Small Cap Value Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C

On August 19, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund. On March 17, 2014, Barrow, Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund. On Setptember 19, 2014, Hillcrest Asset Management, LLC begain managing assets of the Small Cap Value Fund.

Prospectus – Additional Information	83

Small Cap Value Fund
	C Class
	Year Ended October 31
For a share outstanding throughout the period:	2015	2014C	2013	2012	2011A
Net asset value, beginning of the period	$26.05	$26.60	$20.07	$18.04	$17.37
Income from investment operations
Net investment income (loss)	0.03	(0.07)	0.03	(0.03)	(0.04)
Net gains (losses) from investments (both realized and unrealized)	(0.06)	1.97	7.17	2.06	0.74
Total income (loss) from investment operations	(0.03)	1.90	7.20	2.03	0.70
Less distributions
Dividends from net investment income	–	0.00	(0.09)	–	(0.03)
Distributions from net realized gains	(3.18)	(2.45)	(0.58)	–	–
Total distributions	(3.18)	(2.45)	(0.67)	–	(0.03)
Net asset value, end of period	$22.84	$26.05	$26.60	$20.07	$18.04
Total ReturnB	(0.31%)	7.46%	36.88%	11.25%	4.06%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$11,719	$9,676	$6,396	$2,330	$1,106
Ratios to average net assets:
Expenses before reimbursements or recoupments	1.97%	2.03%	2.09%	2.21%	2.60%
Expenses, net of reimbursements or recoupments	1.98%	2.03%	2.07%	2.10%	2.60%
Net investment income (loss), before reimbursements or recoupments	(0.17%)	(0.56%)	(0.41%)	(0.54%)	(1.36%)
Net investment income (loss), net of reimbursements or recoupments	(0.17%)	(0.56%)	(0.39%)	(0.43%)	(1.36%)
Portfolio Turnover	47%	73%	48%	51%	59%

A	On November 30, 2010, Metropolitan West Capital Management LLC was terminated and ceased managing assets of the Small Cap Value Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C

On August 19, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund. On March 17, 2014, Barrow, Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund. On Setptember 19, 2014, Hillcrest Asset Management, LLC begain managing assets of the Small Cap Value Fund.

84	Prospectus – Additional Information

International Equity Fund
	Institutional Class
	Year Ended October 31
For a share outstanding throughout the period:	2015	2014	2013		2012A		2011
Net asset value, beginning of the period	$19.51	$20.07	$16.05		$15.27		$16.67
Income from investment operations
Net investment income	0.35	0.54	0.36		0.41		0.46
Net gains (losses) from investments (both realized and unrealized)	(0.55)	(0.77)	4.07		0.92		(1.41)
Total income (loss) from investment operations	(0.20)	(0.23)	4.43		1.33		(0.95)
Less distributions
Dividends from net investment income	(0.52)	(0.33)	(0.41)		(0.55)		(0.45)
Distributions from net realized gains	–	–	–		–		–
Total distributions	(0.52)	(0.33)	(0.41)		(0.55)		(0.45)
Redemption fees added to beneficial interest	–	–	0.00	C	0.00	C	0.00	C
Net asset value, end of period	$18.79	$19.51	$20.07		$16.05		$15.27
Total ReturnB	(0.99%)	(1.18%)	28.14%		9.25%		(5.89%)
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$1,037,149	$956,960	$870,729		$608,256		$512,093
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.70%	0.72%	0.72%		0.72%		0.70%
Expenses, net of reimbursements or recoupments	0.69%	0.70%	0.71%		0.72%		0.70%
Net investment income (loss), before reimbursements or recoupments	1.93%	2.74%	2.16%		2.85%		2.90%
Net investment income, net of reimbursements or recoupments	1.94%	2.76%	2.17%		2.85%		2.90%
Portfolio Turnover	33%	23%	27%		60%		33%

A	The Boston Company Asset Management, LLC was terminated as an investment advisor to the International Equity Fund on December 31, 2011.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Amount represents less than $0.01 per share.

Prospectus – Additional Information	85

International Equity Fund
	Y Class
	Year Ended October 31
For a share outstanding throughout the period:	2015	2014	2013		2012A		2011
Net asset value, beginning of the period	$20.21	$20.81	$16.65		$15.82		$17.17
Income from investment operations
Net investment income (loss)	0.35	0.50	0.62		0.41		0.49
Net gains (losses) from investments (both realized and unrealized)	(0.57)	(0.77)	3.97		0.95		(1.50)
Total income (loss) from investment operations	(0.22)	(0.27)	4.59		1.36		(1.01)
Less distributions
Dividends from net investment income	(0.53)	(0.33)	(0.43)		(0.53)		(0.34)
Distributions from net realized gains	–	–	–		–		–
Total distributions	(0.53)	(0.33)	(0.43)		(0.53)		(0.34)
Redemption fees added to beneficial interest	–	–	0.00	C	0.00	C	0.00	C
Net asset value, end of period	$19.46	$20.21	$20.81		$16.65		$15.82
Total ReturnB	(1.06%)	(1.31%)	28.04%		9.15%		(6.00%)
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$587,950	$530,837	$441,946		$1,512		$720
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.77%	0.82%	0.85%		0.80%		0.81%
Expenses, net of reimbursements or recoupments	0.77%	0.82%	0.85%		0.80%		0.81%
Net investment income (loss), before reimbursements or recoupments	1.87%	2.62%	2.55%		2.74%		3.00%
Net investment income, net of reimbursements or recoupments	1.87%	2.62%	2.55%		2.74%		3.00%
Portfolio Turnover	33%	23%	27%		60%		33%

A	The Boston Company Asset Management, LLC was terminated as an investment advisor to the International Equity Fund on December 31, 2011.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Amount represents less than $0.01 per share.

86	Prospectus – Additional Information

International Equity Fund
	Investor Class
	Year Ended October 31
For a share outstanding throughout the period:	2015	2014	2013		2012A		2011
Net asset value, beginning of the period	$19.32	$19.86	$15.88		$15.11		$16.42
Income from investment operations
Net investment income	0.31	0.46	0.25		0.38		0.44
Net gains (losses) from investments (both realized and unrealized)	(0.57)	(0.76)	4.09		0.87		(1.44)
Total income (loss) from investment operations	(0.26)	(0.30)	4.34		1.25		(1.00)
Less distributions
Dividends from net investment income	(0.46)	(0.24)	(0.36)		(0.48)		(0.31)
Distributions from net realized gains	–	–	–		–		–
Total distributions	(0.46)	(0.24)	(0.36)		(0.48)		(0.31)
Redemption fees added to beneficial interest	–	–	0.00	C	0.00	C	0.00	C
Net asset value, end of period	$18.60	$19.32	$19.86		$15.88		$15.11
Total ReturnB	(1.35%)	(1.54%)	27.81%		8.77%		(6.21%)
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$342,720	$348,542	$337,424		$453,142		$386,560
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.03%	1.05%	1.04%		1.09%		1.07%
Expenses, net of reimbursements or recoupments	1.03%	1.05%	1.04%		1.09%		1.07%
Net investment income (loss), before reimbursements or recoupments	1.60%	2.36%	1.67%		2.50%		2.55%
Net investment income, net of reimbursements or recoupments	1.60%	2.36%	1.67%		2.50%		2.55%
Portfolio Turnover	33%	23%	27%		60%		33%

A	The Boston Company Asset Management, LLC was terminated as an investment advisor to the International Equity Fund on December 31, 2011.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Amount represents less than $0.01 per share.

Prospectus – Additional Information	87

International Equity Fund
	Advisor Class
	Year Ended October 31
For a share outstanding throughout the period:	2015	2014	2013		2012A		2011
Net asset value, beginning of the period	$19.76	$20.36	$16.36		$15.52		$16.74
Income from investment operations
Net investment income (loss)	0.38	0.44	(0.41)		0.09		0.07
Net gains (losses) from investments (both realized and unrealized)	(0.68)	(0.77)	4.83		1.18		(1.12)
Total income (loss) from investment operations	(0.30)	(0.33)	4.42		1.27		(1.05)
Less distributions
Dividends from net investment income	(0.45)	(0.27)	(0.42)		(0.43)		(0.17)
Distributions from net realized gains	–	–	–		–		–
Total distributions	(0.45)	(0.27)	(0.42)		(0.43)		(0.17)
Redemption fees added to beneficial interest	–	–	0.00	C	0.00	C	0.00	C
Net asset value, end of period	$19.01	$19.76	$20.36		$16.36		$15.52
Total ReturnB	(1.51%)	(1.64%)	27.51%		8.59%		(6.35%)
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$22,912	$7,677	$5,232		$1,397		$1,015
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.16%	1.19%	1.20%		1.31%		1.24%
Expenses, net of reimbursements or recoupments	1.16%	1.19%	1.20%		1.31%		1.24%
Net investment income (loss), before reimbursements or recoupments	1.55%	2.21%	1.39%		2.18%		2.52%
Net investment income, net of reimbursements or recoupments	1.55%	2.21%	1.39%		2.18%		2.52%
Portfolio Turnover	33%	23%	27%		60%		33%

A	The Boston Company Asset Management, LLC was terminated as an investment advisor to the International Equity Fund on December 31, 2011.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Amount represents less than $0.01 per share.

88	Prospectus – Additional Information

International Equity Fund
	A Class
	Year Ended October 31
For a share outstanding throughout the period:	2015	2014	2013		2012A		2011
Net asset value, beginning of the period	$19.32	$19.92	$16.02		$15.33		$16.40
Income from investment operations
Net investment income (loss)	0.31	0.46	0.43		0.48		0.12
Net gains (losses) from investments (both realized and unrealized)	(0.59)	(0.78)	3.89		0.76		(1.14)
Total income (loss) from investment operations	(0.28)	(0.32)	4.32		1.24		(1.02)
Less distributions
Dividends from net investment income	(0.45)	(0.28)	(0.42)		(0.55)		(0.05)
Distributions from net realized gains	–	–	–		–		–
Total distributions	(0.45)	(0.28)	(0.42)		(0.55)		(0.05)
Redemption fees added to beneficial interest	–	–	0.00	C	0.00	C	0.00	C
Net asset value, end of period	$18.59	$19.32	$19.92		$16.02		$15.33
Total ReturnB	(1.42%)	(1.65%)	27.51%		8.62%		(6.26%)
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$10,748	$8,540	$4,113		$1,255		$461
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.08%	1.15%	1.21%		1.29%		2.24%
Expenses, net of reimbursements or recoupments	1.08%	1.15%	1.25%		1.26%		1.22%
Net investment income (loss), before reimbursements or recoupments	1.55%	2.31%	1.73%		2.03%		1.03%
Net investment income, net of reimbursements or recoupments	1.55%	2.31%	1.69%		2.07%		2.05%
Portfolio Turnover	33%	23%	27%		60%		33%

A	The Boston Company Asset Management, LLC was terminated as an investment advisor to the International Equity Fund on December 31, 2011.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Amount represents less than $0.01 per share.

Prospectus – Additional Information	89

International Equity Fund
	C Class
	Year Ended October 31
For a share outstanding throughout the period:	2015	2014	2013		2012A		2011
Net asset value, beginning of the period	$18.83	$19.47	$15.70		$15.21		$16.39
Income from investment operations
Net investment income	0.16	0.30	0.52		0.40		0.07
Net gains (losses) from investments (both realized and unrealized)	(0.56)	(0.75)	3.59		0.71		(1.25)
Total income (loss) from investment operations	(0.40)	(0.45)	4.11		1.11		(1.18)
Less distributions
Dividends from net investment income	(0.34)	(0.19)	(0.34)		(0.62)		–
Distributions from net realized gains	–	–	–		–		–
Total distributions	(0.34)	(0.19)	(0.34)		(0.62)		–
Redemption fees added to beneficial interest	–	–	0.00	C	0.00	C	0.00	C
Net asset value, end of period	$18.09	$18.83	$19.47		$15.70		$15.21
Total ReturnB	(2.12%)	(2.36%)	26.56%		7.89%		(7.20%)
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$3,899	$3,029	$1,220		$115		$76
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.82%	1.90%	1.95%		2.12%		7.39%
Expenses, net of reimbursements or recoupments	1.83%	1.90%	1.99%		1.98%		1.95%
Net investment income (loss), before reimbursements or recoupments	0.77%	1.53%	1.13%		1.56%		(4.32%)
Net investment income, net of reimbursements or recoupments	0.77%	1.53%	1.09%		1.70%		1.11%
Portfolio Turnover	33%	23%	27%		60%		33%

A	The Boston Company Asset Management, LLC was terminated as an investment advisor to the International Equity Fund on December 31, 2011.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Amount represents less than $0.01 per share.

90	Prospectus – Additional Information

Retirement Income and Appreciation Fund
	Y Class
	Year Ended October 31
For a share outstanding throughout the period:	2015	2014	2013	2012	2011
Net asset value, beginning of the period	$11.05	$11.19	$11.14	$10.83	$10.80
Income from investment operations
Net investment income	0.33	0.26	0.06	0.28	0.26
Net gains (losses) from investments (both realized and unrealized)	(0.24)	0.30	0.32	0.37	0.05
Total income (loss) from investment operations	0.09	0.56	0.38	0.65	0.31
Less distributions
Dividends from net investment income	(0.27)	(0.33)	(0.26)	(0.28)	(0.28)
Distributions from net realized gains	(0.38)	(0.37)	(0.07)	(0.06)	–
Total distributions	(0.65)	(0.70)	(0.33)	(0.34)	(0.28)
Net asset value, end of period	$10.49	$11.05	$11.19	$11.14	$10.83
Total ReturnA	0.81%	5.19%	3.43%	6.10%	2.96%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$1,138	$733	$608	$2,287	$539
Ratios to average net assets:
Expenses before reimbursements	0.87%	0.90%	0.83%	0.87%	1.80%
Expenses net of reimbursements	0.80%	0.80%	0.80%	0.81%	0.84%
Net investment income, before reimbursements	1.68%	1.71%	1.95%	2.20%	1.45%
Net investment income, net of reimbursements	1.75%	1.81%	1.99%	2.26%	2.41%
Portfolio Turnover	55%	50%	53%	42%	54%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	91

Retirement Income and Appreciation Fund
	Investor Class
	Year Ended October 31
For a share outstanding throughout the period:	2015	2014	2013	2012	2011
Net asset value, beginning of the period	$11.06	$11.19	$11.14	$10.84	$10.81
Income from investment operations
Net investment income	0.02	0.02	0.10	0.24	0.27
Net gains (losses) from investments (both realized and unrealized)	0.04	0.50	0.25	0.37	0.02
Total income (loss) from investment operations	0.06	0.52	0.35	0.61	0.29
Less distributions
Dividends from net investment income	(0.23)	(0.28)	(0.23)	(0.25)	(0.26)
Distributions from net realized gains	(0.38)	(0.37)	(0.07)	(0.06)	–
Total distributions	(0.61)	(0.65)	(0.30)	(0.31)	(0.26)
Net asset value, end of period	$10.51	$11.06	$11.19	$11.14	$10.84
Total ReturnA	0.49%	4.86%	3.14%	5.75%	2.71%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$79,558	$99,748	$130,013	$163,713	$147,415
Ratios to average net assets:
Expenses before reimbursements	1.13%	1.15%	1.11%	1.12%	1.10%
Expenses net of reimbursements	1.13%	1.15%	1.11%	1.12%	1.10%
Net investment income, before reimbursements	1.41%	1.42%	1.61%	1.98%	2.15%
Net investment income, net of reimbursements	1.41%	1.42%	1.60%	1.98%	2.15%
Portfolio Turnover	55%	50%	53%	42%	54%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

92	Prospectus – Additional Information

Retirement Income and Appreciation Fund
	A Class
	Year Ended October 31
For a share outstanding throughout the period:	2015	2014	2013	2012	2011
Net asset value, beginning of the period	$11.10	$11.23	$11.17	$10.85	$10.81
Income from investment operations
Net investment income	0.48	0.03	0.12	0.22	0.23
Net gains (losses) from investments (both realized and unrealized)	(0.42)	0.49	0.23	0.39	0.05
Total income (loss) from investment operations	0.06	0.52	0.35	0.61	0.28
Less distributions
Dividends from net investment income	(0.23)	(0.28)	(0.22)	(0.23)	(0.24)
Distributions from net realized gains	(0.38)	(0.37)	(0.07)	(0.06)	–
Total distributions	(0.61)	(0.65)	(0.29)	(0.29)	(0.24)
Net asset value, end of period	$10.55	$11.10	$11.23	$11.17	$10.85
Total ReturnA	0.54%	4.83%	3.18%	5.78%	2.61%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$1,531	$447	$851	$1,253	$770
Ratios to average net assets:
Expenses before reimbursements	1.17%	1.27%	1.23%	1.28%	2.00%
Expenses net of reimbursements	1.04%	1.13%	1.14%	1.14%	1.15%
Net investment income, before reimbursements	1.37%	1.30%	1.48%	1.82%	1.21%
Net investment income, net of reimbursements	1.50%	1.44%	1.57%	1.95%	2.06%
Portfolio Turnover	55%	50%	53%	42%	54%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	93

Retirement Income and Appreciation Fund
	C Class
	Year Ended October 31
For a share outstanding throughout the period:	2015	2014	2013	2012	2011
Net asset value, beginning of the period	$11.12	$11.24	$11.17	$10.85	$10.82
Income from investment operations
Net investment income	0.09	0.07	0.08	0.13	0.15
Net gains (losses) from investments (both realized and unrealized)	(0.11)	0.36	0.18	0.39	0.04
Total income (loss) from investment operations	(0.02)	0.43	0.26	0.52	19.00
Less distributions
Dividends from net investment income	(0.14)	(0.18)	(0.12)	(0.14)	(0.16)
Distributions from net realized gains	(0.38)	(0.37)	(0.07)	(0.06)	–
Total distributions	(0.52)	(0.55)	(0.19)	(0.20)	(0.16)
Net asset value, end of period	$10.58	$11.12	$11.24	$11.17	$10.85
Total ReturnA	(0.22%)	4.01%	2.28%	4.87%	1.75%
Ratios and Supplemental Data
Net assets, end of period (in thousands)	$1,943	$1,897	$1,918	$1,977	$1,587
Ratios to average net assets:
Expenses before reimbursements	1.91%	2.01%	1.99%	2.04%	1.99%
Expenses net of reimbursements	1.86%	1.94%	1.96%	1.97%	1.94%
Net investment income, before reimbursements	0.63%	0.58%	0.71%	1.06%	1.25%
Net investment income, net of reimbursements	0.69%	0.65%	0.75%	1.13%	1.30%
Portfolio Turnover	55%	50%	53%	42%	54%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

94	Prospectus – Additional Information

Additional Information

Additional information about the Funds is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Funds' website at www.americanbeaconfunds.com.

Annual Report/Semi-Annual Report

The Funds' Annual and Semi-Annual Reports list each Fund's actual investments as of the report's date. They also include a discussion by the Manager of market conditions and investment strategies that significantly affected the Fund's performance. The report of the Fund's Independent Registered Public Accounting Firm is included in the Annual Report.

Statement of Additional Information (''SAI'')

The SAI contains more details about the Funds and their investment policies. The SAI is incorporated in this prospectus by reference (it is legally part of this prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).

To obtain more information about the Fund or to request a copy of the documents listed above:

By Telephone:	Call 1-800-658-5811
By Mail:	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643
By E-mail:	americanbeaconfunds@ambeacon.com
On the Internet:	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov

The SAI and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, 100 F Street, NE,Washington, D.C. 20549-1520. The SAI and other information about the Funds may also be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

American Beacon is a registered service mark of American Beacon Advisors, Inc. The American Beacon Funds, American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, American Beacon Small Cap Value Fund, American Beacon International Equity Fund, and American Beacon Retirement Income and Appreciation Fund are service marks of American Beacon Advisors, Inc.

SEC File Number 811-4984

Statement of Additional Information
 February 28, 2016

Ticker
Share Class	A	C	Y	Advisor	AMR	Institutional	Investor
American Beacon Balanced Fund	ABFAX	ABCCX	ACBYX	ABLSX	AABNX	AADBX	AABPX
American Beacon Large Cap Value Fund	ALVAX	ALVCX	ABLYX	AVASX	AAGAX	AADEX	AAGPX
American Beacon Mid-Cap Value Fund	ABMAX	AMCCX	ACMYX	AMCSX	—	AACIX	AMPAX
American Beacon Small Cap Value Fund	ABSAX	ASVCX	ABSYX	AASSX	—	AVFIX	AVPAX
American Beacon International Equity Fund	AIEAX	AILCX	ABEYX	AAISX	AAIAX	AAIEX	AAIPX
American Beacon Retirement Income and Appreciation Fund	AAPAX	ABACX	ACRYX	—	—	—	AANPX

This Statement of Additional Information ("SAI") should be read in conjunction with the Prospectus dated February 28, 2016 for the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, American Beacon Small Cap Value Fund, American Beacon International Equity Fund, and American Beacon Retirement Income and Appreciation Fund (each a "Fund" and collectively, the "Funds") and the AMR Class Prospectus dated February 28, 2016 for the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, and American Beacon International Equity Fund (together, the "Prospectuses").  Each Fund is a separate series of the American Beacon Funds, a Massachusetts business trust. Copies of the Prospectuses may be obtained without charge by calling (800) 658-5811. You also may obtain copies of the Prospectuses without charge by visiting the Funds' website at www.americanbeaconfunds.com. This SAI is incorporated by reference into the Funds' Prospectuses. In other words, it is legally a part of each Prospectus. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current Prospectus.

The American Beacon Funds' Annual Report to shareholders for the period ended October 31, 2015 and the financial statements and accompanying notes appearing therein are incorporated by reference in this SAI. Copies of the Funds' Annual Report may be obtained, without charge, upon request by calling (800) 658-5811.

ORGANIZATION AND HISTORY OF THE FUNDS

Each Fund is a separate series of the American Beacon Funds (the "Trust"), an open-end management investment company organized as a Massachusetts business trust on January 16, 1987. The Fund constitutes a separate investment portfolio with a distinct investment objective and distinct purpose and strategy. Each Fund is diversified. Each Fund is comprised of multiple classes of shares designed to meet the needs of different groups of investors. This SAI relates to the A Class, C Class, Y Class, Advisor Class, AMR Class, Institutional Class, and Investor Class shares of the Funds.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

The investment objective and principal investment strategies and risks of each Fund are described in the Prospectuses. This section contains additional information about the Funds' investment policies and risks and types of investments a Fund may purchase. The composition of a Fund's portfolio and the strategies a Fund may use in selecting investments may vary over time. A Fund is not required to use all of the investment strategies described below in pursuing its investment objectives. It may use some of the investment strategies only at some times or it may not use them at all. In the following table, Funds with an "X" in a particular strategy/risk are more likely to use or be subject to that strategy/risk than those without an "X".

Strategy/Risk	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund	International Equity Fund	Retirement Income and Appreciation Fund
Asset-Backed Securities	X					X
Borrowing Risks	X	X	X	X	X	X
Callable Securities	X					X
Cash Equivalents	X	X	X	X	X	X
Commercial Paper	X					X
Common Stock	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X
Cover and Asset Segregation	X	X	X	X	X	X
Currencies Risk					X
Cyber-Security Risk	X	X	X	X	X	X
Debentures	X					X
Depositary Receipts	X	X	X	X	X	X
Derivatives	X	X	X	X	X	X
Dollar Rolls	X
Emerging Market Investments	X	X	X	X	X	X
Eurodollar and Yankee CD Obligations	X					X
Expense Risk	X	X	X	X	X	X
Fixed Income Investments	X					X
Foreign Securities	X	X	X	X	X	X
Forward Foreign Currency Exchange Contracts					X
Forward Contracts and Futures Contracts	X	X	X	X	X
Growth Companies Risk	X	X	X	X	X	X
High-Yield Bonds						X
Illiquid and Restricted Securities	X	X	X	X	X	X
Indebtedness, Loan Participations, and Assignments						X
Index Futures Contracts and Options on Index Futures Contracts	X	X	X	X	X	X
Initial Public Offerings	X	X	X	X	X	X
Interfund Lending	X	X	X	X	X	X
Issuer Risk	X	X	X	X	X	X
Large Capitalization Companies Risk	X	X	X		X	X
Limited Liability Companies	X	X	X	X		X
Loan Transactions			X	X	X
Market Events	X	X	X	X	X	X
Master Demand Notes	X					X

1

Mid-Capitalization Companies Risk	X	X	X	X	X	X
Mortgage-Backed Securities	X					X
Options						X
Other Investment Company Securities and Other Exchange Traded Products	X	X	X	X	X	X
Preferred Stock	X	X	X	X	X	X
Publicly Traded Partnerships; Master Limited Partnerships	X	X	X	X		X
Real Estate Related Investments	X	X	X	X	X	X
Repurchase Agreements						X
Reverse Repurchase Agreements						X
Rights and Warrants	X	X	X	X	X	X
STRIPs and Zero Coupons	X					X
Small Capitalization Companies Risk	X	X	X	X	X	X
Structured Products						X
Synthetic Convertible Securities						X
Time-Zone Arbitrage					X
U.S. Government Agency Securities	X					X
U.S. Treasury Obligations	X	X	X	X	X	X
Value Companies Risk	X	X	X	X	X	X
Variable or Floating Rate Obligations	X					X
Variable Rate Auction and Residual Interest Obligations	X
When-Issued and Forward Commitment Transactions	X					X

Asset-Backed Securities — Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust's interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so called plastic bonds, backed by credit card receivables. A Fund is permitted to invest in asset-backed securities, subject to a Fund's rating and quality requirements.

The value of an asset-backed security is affected by, among other things, changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower's other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security's par value. Value is also affected if any credit enhancement has been exhausted.

Borrowing Risks — A Fund may borrow money in an amount up to one-third of its total assets (including the amount borrowed) from banks and other financial institutions. A Fund may borrow for temporary purposes. Borrowing may exaggerate changes in a Fund's NAV and in its total return. Interest expense and other fees associated with borrowing may reduce a Fund's return.

Callable Securities — A Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, a Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by a Fund may be invested in securities paying lower coupon rates. Thus, a Fund's income could be reduced as a result of a call. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on a Fund's total return.

Cash Equivalents — Cash equivalents include certificates of deposit, time deposits, bearer deposit notes, bankers' acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

Bankers' acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Certificates of deposit ("CDs") are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable. U.S. dollar denominated CDs issued by banks abroad are known as Eurodollar CDs. CDs issued by foreign branches of U.S. banks are known as Yankee CDs.

Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

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Commercial Paper — A Fund may invest in commercial paper and other short-term notes. Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days.

A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Common Stock — Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company's common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company's products or services. A stock's value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company's common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter ("OTC"). OTC stock may be less liquid than exchange-traded stock.

Convertible Securities — Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Cover and Asset Segregation — A Fund may make investments or employ trading practices that obligate the Fund, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. A Fund will comply with guidance from the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of certain investments and trading practices. This guidance requires segregation (which may include earmarking) by a Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by offsetting portfolio positions.

For example, if a Fund enters into a currency forward contract to sell foreign currency on a future date, the Fund may cover its obligation to deliver the foreign currency by segregating cash or liquid securities having a value at least equal to the value of the deliverable currency on a marked to market basis. Alternatively, a Fund could cover its obligation by entering into an offsetting transaction to acquire, on or before the date such foreign currency must be delivered, an amount of foreign currency at least equal to the deliverable amount at a price at or below the sale price to be received by the Fund under the currency forward contract.

A Fund's approach to asset coverage may vary among different types of transactions. For example, if the Fund's forward obligation on the transaction is only to make a cash payment equal to the amount, if any, by which the value of the Fund's position is less than that of its counterparty, the Fund will segregate cash or liquidate assets equal to that difference calculated on a daily marked-to-market basis (a "net amount"). Additionally, if the Fund is a protection seller in a credit default swap, the Fund, depending on how the credit default swap is settled, usually will segregate assets equal to the full notional value of the swap. If the Fund is protection buyer in a credit default swap, depending on how the credit default swap is settled, it usually will cover the total amount of required premium payments plus the prepayment penalty.

Inasmuch as a Fund covers its obligations under these transactions as described above, American Beacon Advisors, Inc. (the "Manager") and the Fund believe such obligations do not constitute senior securities. Earmarking or otherwise segregating a large percentage of the Fund's assets could impede the sub-advisors' ability to manage the Fund's portfolio.

Currencies Risk — A Fund may have significant exposure to foreign currencies for investment or hedging purposes by making direct investments in non- U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward currency exchange contracts in non-U.S. or emerging market currencies, non-U.S. currency futures contracts, options on non-U.S. currencies and non-U.S. currency futures and swaps for cross-currency investments.

Foreign currencies may decline in value relative to the U.S. dollar and affect a Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Cyber-Security Risk — With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Funds, and their service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Funds or their sub- advisors, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, result in the loss or theft of customer data or funds, impact the Funds' ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. A cyber-attack may also result in the loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. The Funds may also incur additional costs

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for cyber- security risk management purposes. Similar types of cyber- security risks are also present for issues or securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds' investment in such companies to lose value.

Although the Funds and the Manager endeavor to determine that service providers have established risk management systems that seek to reduce the risks associated with cybersecurity, and business continuity plans in the event there is a cybersecurity breach, there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, a Fund does not control the cybersecurity systems and plans of the issuers of securities in which the Fund invests or the Fund's third party service providers or trading counterparties or any other service providers whose operations may affect the Fund or its shareholders.

Debentures — Debentures are unsecured debt securities. The holder of a debenture is protected only by the general creditworthiness of the issuer.

Depositary Receipts — American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), , Non-Voting Depositary Receipts (NVDRs) — ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. EDRs are in bearer form and traded in European securities markets. GDRs are in bearer form and traded in both the U.S. and European securities markets. NVDRs represent financial interests in an issuer but the holder is not entitled to any voting rights.  Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund's possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, a Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security. Please see "Foreign Securities" below for a description of the risks associated with investments in foreign securities.

Derivatives — Generally a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, currency, or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. The value of certain derivative securities is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference assets).

A Fund may invest in various types of derivatives, including, among others, forwards for currency hedges, warrants, rights, structured products and other derivative instruments. The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") resulted in historic and comprehensive reform relating to derivatives, including the manner in which they are entered into, reported, recorded, executed, and settled or cleared. Pursuant to the Dodd-Frank Act, the SEC and the U.S. Commodity Futures Trading Commission ("CFTC") have promulgated a broad range of new regulations with respect to security-based swaps (e.g., derivatives based on a single security or narrow-based securities index) which are regulated by the SEC, and other swaps which are regulated by the CFTC and the markets in which these instruments trade.

Until recently, advisers of registered investment companies like the Funds that trade commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), have been excluded from regulation as commodity pool operators ("CPOs") pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion. Under the amended Regulation 4.5 exclusion, in order to rely on the exclusion a Funds' commodity interests other than those used for bona fide hedging purposes (as defined by the CFTC) — must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are "in-the-money" at the time of purchase) does not exceed 5% of a Fund's net asset value ("NAV"), or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of a Fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, a Fund must satisfy a marketing test, which requires, among other things, that a Fund not hold itself out as a vehicle for trading commodity interests. A Fund's ability to use these instruments also may be limited by tax considerations.  See the section entitled "Tax Information."

Amended Regulation 4.5 was effective on April 24, 2012, but the compliance date for advisers to existing funds, such as the Funds, was January 1, 2013. The Manager is not registered as a CPO with respect to the Funds in reliance on the delayed compliance date provided by No-Action Letter 12-38 of the Division of Swap Dealer and Intermediary Oversight ("Division") of the CFTC. Pursuant to this letter and the conditions set forth herein, the Manager is not required to register as a CPO, or rely on an exemption from registration, until six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds in the context of the CPO exemption in CFTC Regulation 4.5. In addition, the Manager has also filed a notice claiming the CFTC Regulation 4.5 exclusion from CPO registration with respect to all of the Funds. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to all of the Funds.

Derivatives may involve significant risk. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy and sell derivatives that are neither centrally cleared nor traded on an exchange. Such derivatives may be subject to heightened liquidity and valuation risk.

Transactions in derivatives may expose the Fund to an obligation to another party and, as a result, the Fund may need to "cover" the obligation or segregate liquid assets in compliance with SEC guidelines, as discussed above under "Cover and Asset Segregation."

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Dollar Rolls — A dollar roll is a contract to sell mortgage-backed securities as collateral against a commitment to repurchase similar, but not identical, mortgage-backed securities on a specified future date. The other party to the contract is entitled to all principal, interest, and prepayment cash flows while it holds the collateral. A Fund maintains with its custodian segregated, or earmarked, liquid securities in an amount at least equal to the forward purchase obligation.

Emerging Market Investments — A Fund may invest in the securities and derivatives with exposure to various countries with emerging capital markets. Investments in the securities and derivatives with exposure to countries with emerging capital markets involve significantly higher risks not involved in investments in securities in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities from more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other non-U.S. or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit a Fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, (v) the lack or relatively early development of legal structures governing private and foreign investments and private property, and (vi) less diverse or immature economic structures. In addition to withholding taxes on investment income, some countries with emerging capital markets may impose differential capital gain taxes on foreign investors.

Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such event, it is possible that a Fund could lose the entire value of its investments in the affected markets.

The economies of emerging market countries may be based predominately on only a few industries or may be dependent on revenues from participating commodities or on international aid or developmental assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Also, there may be less publicly available information about emerging markets than would be available in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the U.S. may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and securities may be held by a limited number of investors. This may adversely affect the timing and pricing of a Fund's acquisition or disposal of securities.

The laws in certain emerging market countries may be based upon or be highly influenced by religious codes or rules. The interpretation of how these laws apply to certain investments may change over time, which could have a negative impact on those investments and a Fund.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund may use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.

A Fund may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices.

Eurodollar and Yankee CD Obligations — Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankee CDs are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in a Fund's net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that a Fund's net assets decrease due to market declines or redemptions, a Fund's expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in a Fund's expense ratio could be significant.

Fixed Income Investments — A Fund may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Fund's net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. See "High Yield Bonds" disclosure below for the risks associated with low-quality, higher-risk corporate bonds, a type of fixed income security.

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Foreign Securities — A Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable CDs, bankers' acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce a Fund's rights as an investor.

A Fund also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers' acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments.

A Fund may also invest in foreign "market access" investments, such as participatory notes, low-exercise price options or warrants, equity-linked notes, or equity swaps. These investments may provide economic exposure to an issuer without directly holding its securities. For example, market access investments may be used where regulatory or exchange restrictions make it difficult or undesirable for the Fund to invest directly in an issuer's common stock. Use of market access investments may involve risks associated with derivative investments (see "Derivatives"). Market access investments can be either exchange-traded or over-the-counter. Certain market access investments can be subject to the credit risk of both the underlying issuer and a counterparty. Holders of certain market access investments might not have voting, dividend, or other rights associated with shareholders of the referenced securities. Holders of market access investments might not have any right to make a claim against an issuer or counterparty in the event of their bankruptcy or other restructuring. It may be more difficult or time consuming to dispose of certain market access investments than the referenced security.

Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the sub-advisors endeavor to achieve the most favorable net results on portfolio transactions.

Foreign securities may trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is not invested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Forward Foreign Currency Contracts — A Fund may enter into forward foreign currency contracts ("forward currency contracts"). A forward currency contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Because these forward currency contracts normally are settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers.

Forward currency contracts may serve as long hedges.  For example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions also may serve as short hedges.  For example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.

A Fund may enter into forward currency contracts to sell a foreign currency for a fixed U.S. dollar amount approximating the value of some or all of their respective portfolio securities denominated in such foreign currency. In addition, a Fund may use forward currency contracts when a sub-advisor wishes to "lock in" the U.S. dollar price of a security when the Fund is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.

A Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

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A Fund may seek to hedge against changes in the value of a particular currency by using forward currency contracts on another foreign currency or a basket of currencies, the value of which the applicable sub-advisor believes will have a positive correlation to the values of the currency being hedged. Use of a different foreign currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

In addition, a Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Fund owned securities denominated in a foreign currency that a sub-advisor believed would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that involve two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies a Fund's exposure to foreign currency exchange rate fluctuations.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

The precise matching of forward currency contract amounts and the value of securities whose U.S. dollar value is being hedged by those contracts involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

A Fund bears the risk of loss of the amount expected to be received under a forward currency contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund may have contractual remedies pursuant to the forward currency contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund's rights as a creditor.

Non-Deliverable Currency Forwards — A Fund also may enter into non-deliverable currency forwards ("NDFs"). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a "Reference Currency"), generally on currencies that are non-convertible, and may be thinly traded or illiquid. NDFs involve an obligation to pay a U. S. dollar amount (the "Settlement Amount") equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the "NDF Rate"), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to other forward currency contracts, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, one counterparty pays the other a U.S. dollar amount equal to the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

A Fund will typically use NDFs for hedging purposes or for direct investment in a foreign country for income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce a Funds' respective returns.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, NDFs are deemed to be swaps, and consequently commodity interests for purposes of amended Regulation 4.5.

Although NDFs have historically been traded OTC, in the future pursuant to the Dodd-Frank Act, they may be exchange-traded. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. All NDFs are subject to counterparty risk, which is the risk that the counterparty will not perform as contractually required under the NDF. With respect to NDFs that are centrally-cleared, a Fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the investor.

Forward Contracts and Futures Contracts — A Fund may enter into forward and futures contracts. Forward and futures contracts, including interest rate and treasury futures contracts, obligate the purchaser to take delivery of, or cash settle a specific amount of a commodity, security or obligation underlying the futures contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. A forward is a private agreement between two parties and is not traded on an exchange.

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No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit "initial margin" consisting of cash or U.S. Government Securities in an amount set by the exchange on which the contract is traded and varying based on the volatility of the underlying asset. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that trades that contract. A Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.

Although many futures contracts by their terms call for the actual delivery or acquisition the underlying asset, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take such delivery of the securities or currency.

The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts. The Fund has no current intent to accept physical delivery in connection with the settlement of futures contracts.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by a sub-advisor may still not result in a successful transaction.

Futures contracts also entail other risks. Although the use of such contracts may benefit a Fund, if investment judgment about the general direction of, for example, an index is incorrect, a Fund's overall performance would be worse than if it had not entered into any such contract. There are differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund may have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund's rights as a creditor.

Futures Contracts on Stock Indices — The Fund may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities ("Index Futures Contracts"). This technique may be used to hedge against anticipated future changes in market prices that otherwise might either adversely affect the value of securities held by the Fund or adversely affect the prices of securities that are intended to be purchased for the Fund at a later date.

In general, each hedging transaction in Index Futures Contracts involves the establishment of a position that will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Fund will rise in value by an amount that approximately offsets the decline in value of the portion of the Fund's investments that are being hedged. If general market prices move in an unexpected manner, the full anticipated benefits of Index Futures Contracts may not be achieved or a loss may be realized.

Transactions in Index Futures Contracts involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market, a potential lack of liquidity in the market and incorrect assessments of market trends, which may result in worse overall performance than if a Futures Contract had not been entered into.

Brokerage costs will be incurred and "margin" will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written into by the Fund.

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Growth Companies Risk — Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks may lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. A Fund's investments in growth stocks may underperform value or non-growth stocks that have a broader investment style.

High-Yield Bonds — High-yield, non-investment grade bonds (also known as "junk bonds") are low-quality, high-risk corporate bonds that generally offer a high level of current income. These bonds are considered speculative by rating organizations. For example, Moody's, Standard & Poor's and Fitch, Inc. rate them below Baa and BBB, respectively. Please see "Appendix C Ratings Definitions" below for an explanation of the ratings applied to high-yield bonds. High-yield bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their low credit quality, high-yield bonds must pay higher interest to compensate investors for the substantial credit risk they assume. In order to minimize credit risk, a Fund intends to diversify its holdings among multiple bond issuers.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in a Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments in a Fund among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, a Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for a Fund may have to be adjusted in the event of default. In the event of an issuers default, a Fund may write off prior income accruals for that issuer, resulting in a reduction in a Fund's current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer's financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by a Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

Illiquid and Restricted Securities — Generally, an illiquid asset is an asset that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it has been valued.

Historically, illiquid securities have included securities that have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Fund may get only limited information about an issuer, so it may be less able to predict a loss. A Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, that Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund's illiquidity. The Manager or a sub-advisor, as applicable, acting under guidelines established by the Trust's Board, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as a Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act ("Section 4(a)(2) securities") are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as a Fund that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.

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The Manager and the applicable sub-advisors will carefully monitor a Fund's investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(a)(2) securities could have the effect of reducing a Fund's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

Indebtedness, Loan Participations and Assignments — Floating rate securities, including loans, provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on floating rate securities ordinarily is determined by reference to LIBOR (London Interbank Offered Rate), a particular bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

Loan interests are a form of direct debt instrument in which the Fund may invest by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution. The Fund may invest in secured and unsecured loans. Many banks have been weakened by the recent financial crisis, and it may be difficult for the Fund to obtain an accurate picture of a lending bank's financial condition. Loans are subject to the same risks as other direct debt instruments discussed above and carry additional risks described in this section.

Assignments. When the Fund purchases a loan by assignment, the Fund typically succeeds to the rights of the assigning lender under the loan agreement and becomes a lender under the loan agreement. Subject to the terms of the loan agreement, the Fund typically succeeds to all the rights and obligations under the loan agreement of the assigning lender. However, assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participation Interests. The Fund's rights under a participation interest with respect to a particular loan may be more limited than the rights of original lenders or of investors who acquire an assignment of that loan. In purchasing participation interests, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation interest (the "participating lender") and only when the participating lender receives the payments from the borrower.

In a participation interest, the Fund will usually have a contractual relationship only with the selling institution and not the underlying borrower. The Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; thus, the Fund will be subject to the risk that the lender may be unwilling or unable to do so. In such a case, the Fund would not likely have any rights against the borrower directly. In addition, the Fund generally will have no right to object to certain changes to the loan agreement agreed to by the participating lender.

In buying a participation interest, the Fund might not directly benefit from the collateral supporting the related loan and may be subject to any rights of set off the borrower has against the selling institution. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by the borrower as a result of any improper conduct of the participating lender. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is an original lender or assignee.

The Fund's ability to receive payments in connection with loans depends on the financial condition of the borrower. The Manager or the sub-advisor will not rely solely on another lending institution's credit analysis of the borrower, but will perform its own investment analysis of the borrower. The Manager's or the sub-advisor's analysis may include consideration of the borrower's financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates.

Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

In buying a participation interest, the Fund assumes the credit risk of both the borrower and the participating lender. If the participating lender fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest. If a participating lender becomes insolvent, the Fund may be treated as a general creditor of that lender. As a general creditor, the Fund may not benefit from a right of set off that the lender has against the borrower. The Fund will acquire a participation interest only if the Manager or the sub-advisor determines that the participating lender or other intermediary participant selling the participation interest is creditworthy.

Loan interests may not be rated by independent rating agencies and therefore, investments in a particular loan participation may depend almost exclusively on the credit analysis of the borrower performed by the Manager or the sub-advisor.

Loans are typically administered by a bank, insurance company, finance company or other financial institution (the "agent") for a lending syndicate of financial institutions. In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders. Typically, under loan agreements, the agent is given broad authority in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. In asserting rights against a borrower, the Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of purchasers of loans are subject to the claims of the agent's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. The Fund may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.

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Index Futures Contracts — A Fund may invest in index futures contracts for investment purposes, including for short-term cash management purposes. Like other futures contracts, index futures contracts are derivatives. For a further discussion of the risks of derivatives instruments, see "Derivatives."

Index Futures Contracts — U.S. futures contracts traded on exchanges that have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts are traded on a number of exchanges.

At the same time a futures contract on an index is purchased or sold, a Fund must allocate cash or securities as a deposit payment ("initial deposit") based on the contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required.

Options on Index Futures Contracts — The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index.

A Fund may write call option on a futures contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Fund's holdings. The writing of a put option on an index futures contract constitutes a partial hedge against increasing prices of the securities underlying the index. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund's losses or gains from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract with respect to an index is similar in some respects to the purchase of protective put options on the index. For example, a Fund may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk a Fund assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on Securities Indices — The Fund may purchase and write (sell) put and call options on securities indices listed on stock exchanges. A securities index fluctuates with changes in the market values of the securities included in the index. Options on securities indices generally are similar to options on securities except that the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

A Fund may write (sell) covered call and put options to a limited extent on an index ("covered options") in an attempt to increase income.

By writing a covered call option, a Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing a put option, a Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the index below the exercise price.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

When a Fund writes an option, an amount equal to the net premium received by a Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written which is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires unexercised on its stipulated expiration date or if a Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

The hours of trading for options on an index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Options on securities indices require settlement in cash. Therefore the sub-advisor may be forced to liquidate portfolio securities to meet settlement obligations. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.

Initial Public Offerings — A Fund can invest in initial public offerings ("IPOs"). By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may only be a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may

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be regarded as developmental state companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.

Interfund Lending — Pursuant to an order issued by the SEC, each series of the Trust (each an "American Beacon Fund" or "Fund", and together, the "American Beacon Funds" or "Funds") may participate in a credit facility whereby each American Beacon Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other American Beacon Funds for temporary purposes. The credit facility is administered by a credit facility team consisting of professionals from the Manager's asset management, compliance, and accounting areas who report on credit facility activities to the Board. The credit facility can provide a borrowing Fund with savings at times when the cash position of a Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain Funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When the Funds liquidate portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). However, redemption requests normally are satisfied immediately. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. Although the credit facility may reduce the Fund's need to borrow from banks, the Fund remains free to establish lines of credit or other borrowing arrangements with banks.

Issuer Risk — The value of an investment may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk — The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Limited Liability Companies — A Fund may purchase securities of entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States.

Loan Transactions — Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. Such loan transactions are referred to in this SAI as "qualified" loan transactions. The purpose of a qualified loan transaction is to capture a demand premium paid by the borrower or to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held or reinvested by it. Cash collateral received through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the Board. Please see the "Lending of Portfolio Securities" section for additional information.

Securities loans will be made in accordance with the following conditions: (1) a Fund receives at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower increases the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) a Fund is able to terminate the loan after notice, at any time; (4) a Fund receives reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) a Fund only pays reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment is known with sufficient time in advance of the shareholder meeting record date, a Fund would be allowed to terminate the loan in an attempt to facilitate the voting of proxies.

While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed to be of good financial standing pursuant to procedures adopted by the Board and will not be made unless the consideration to be earned from such loans is deemed by the Manager to justify the risk. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral.

The cash collateral so acquired through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the Board.

Market Events — Turbulence in the economic, political and financial system has historically resulted, and may continue to result, in an unusually high degree of volatility in the capital markets. Both domestic and foreign capital markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue.

Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in small or emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their security prices. These events and possible continued market turbulence may have an adverse effect on a Fund.

Master Demand Notes — Master demand notes are direct arrangements of obligations, between a lender and a corporate borrower, that permit the investment of fluctuating amounts of money at varying rates of interest. They permit daily changes in the amounts borrowed. The lender has the right to increase or decrease the amount it lends under the note at any time, up to the full amount provided by the note agreement. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

These notes are direct lending arrangements between the lender and borrower and there is no secondary market for them. The principal plus accrued interest is redeemable at any time, however. This right to redeem the notes depends on the ability of the borrower to make the specified payment on demand. The sub-advisors will consider the earning power, cash flow and other liquidity ratios of an issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. Investments in master demand notes are subject to the limitation on investments in illiquid securities.

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Mid-Capitalization Companies Risk — Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger, capitalization companies. Since mid-capitalization companies may have limited operating history, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Mortgage-Backed Securities — Mortgage-backed securities consist of both collateralized mortgage obligations and mortgage pass-through certificates.

Commercial Mortgage-Backed Securities ("CMBS"). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property.

Collateralized Mortgage Obligations ("CMOs"). CMOs and interests in real estate mortgage investment conduits ("REMICs") are debt securities collateralized by mortgages or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as "tranches," which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association ("FNMA"), a government-sponsored corporation owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress that is owned entirely by the Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. A REMIC itself is generally exempt from federal income tax, but the income from its mortgages is taxable to its investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.  See the section entitled "Tax Information."

The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways including "interest only," "principal only" (see Interest-Only and Principal-Only Mortgage-Backed Securities section) and "inverse interest only" tranches. An inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities. Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If a Fund invests in inverse floater tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated, it is possible that a Fund could lose all or substantially all of its investment.

Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). They are issued by governmental, government-related and private organizations which are backed by pools of mortgage loans.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government, as in the case of securities guaranteed by the Government National Mortgage Association ("GNMA"), or guaranteed by agencies or instrumentalities of the U.S. Government, as in the case of securities guaranteed by the FNMA or the FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

There are a number of important differences among the agencies, instrumentalities and government-sponsored enterprises of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Such agencies and securities include:

(1) GNMA Mortgage Pass-Through Certificates ("Ginnie Maes") — GNMA is a wholly owned U.S. Government corporation within the U.S. Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.

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(2) Mortgage-Related Securities Issued by Private Organizations — Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

(3) FHLMC Mortgage Participation Certificates ("Freddie Macs") — Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Please see "Additional Information Regarding Freddie Mac and Fannie Mae" below for further information.

(4) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes") — Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States. Please see "Additional Information Regarding" Freddie Mac and Fannie Mae below for further information.

In September 2008, the Treasury and the Federal Housing Finance Agency ("FHFA") announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage -backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities' capital as necessary to prevent a negative net worth. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC's bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). From the end of 2007 through the third quarter of 2015, FNMA and FHLMC required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, including payments after the third quarter of 2015 (of $2.2 billion from FNMA), FNMA and FHLMC have paid approximately $241.3 billion in aggregate cash dividends to the Treasury (although those payments do not constitute a repayment of their draws). Although FHLMC reported a net loss over the third quarter of 2015 of $475 million, neither FNMA nor FHLMC has required a draw from Treasury since the second quarter of 2012. While FHLMC reported that the loss was accounting-driven and not a significant indicator of financial weakness, FHFA stated that FNMA and FHLMC may need an injection of Treasury capital in the future. Accordingly, no assurance can be given that the Federal Reserve or the Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. FNMA reported in the second quarter of 2014 that there was "significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship." FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

Commercial Mortgage-Backed Securities ("CMBS").  CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset- backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of

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such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities-Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive the entire principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre- payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Options — A Fund may purchase and sell put options and call options on securities and foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the NASDAQ National Market System. A Fund will only write (sell) covered call and put options. For a further description, see "Cover and Asset Segregation."

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver or pay the value of the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency.

By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. By writing a put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security or currency below the exercise price.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

When a Fund writes an option, an amount equal to the net premium received by a Fund is included in the liability section of a Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Other Investment Company Securities and Exchange-Traded Products — A Fund at times may invest in shares of other investment companies and exchange-traded products, including open-end funds, closed-end funds, business development companies, exchange-traded funds ("ETFs"), exchange-traded notes ("ETNs"), and unit investment trusts. A Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund's own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for a Fund in its Prospectus, if applicable. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities.

A Fund can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. A Fund would invest in money market funds rather than purchasing individual short-term investments. If a Fund invests in money market funds shareholders will bear their proportionate share of the expenses, including for example, advisory

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and administrative fees, of the money market funds in which a Fund invests, including such fees charged by the Manager to any applicable money market funds advised by the Manager.

A Fund may purchase shares of ETFs. ETFs trade like a common stock and passive ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, a Fund would purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, a Fund would be subject to its ratable share of the ETF's expenses, including its advisory and administration expenses.

An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount or premium to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally. A Fund may also invest in ETNs, which are structured debt securities. Whereas ETFs' liabilities are secured by their portfolio securities, ETNs' liabilities are unsecured general obligations of the issuer. ETFs and ETNs have expenses associated with their operation, typically including, with respect to ETFs, advisory fees.

Preferred Stock — A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Publicly Traded Partnerships; Master Limited Partnerships — A Fund may invest in publicly traded partnerships such as master limited partnerships ("MLPs"). MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the over-the-counter ("OTC") market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. (An MLP also may be an entity similar to a limited partnership, such as a limited liability company, which has a manager or managing member and non-managing members (who are limited partners)).  The general partners are jointly and severally responsible for the liabilities of the MLP. A Fund invests as a limited partner and normally would not be liable for the debts of an MLP beyond the amount the Fund has invested therein but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP's creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

Real Estate Related Investments — A Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts ("REITs"), and common, preferred and convertible securities of issuers in real estate-related industries. Adverse economic, business or political developments affecting real estate could have a major effect on the value of a Fund's investments. Investing in securities issued by real estate and real estate-related companies may subject a Fund to risks associated with the direct ownership of real estate. Changes in interest rates, debt leverage ratios, debt maturity schedules, and the availability of credit to real estate companies may also affect the value of a Fund's investment in real estate securities. Real estate securities are dependent upon specialized management skills at the operating company level, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of properties. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. The real estate industry tends to be cyclical. Such cycles may adversely affect the value of a Fund's portfolio. A Fund will indirectly bear a proportionate share of a REIT's ongoing operating fees and expense. In addition, tax-qualified REITs are subject to the possibility of failing to a) qualify for tax-free pass-through of income and gains under the Internal Revenue Code and b) maintain exemption eligibility from the investment company registration requirements.

Repurchase Agreements — A repurchase agreement is an agreement between a Fund as purchaser and an approved counterparty as seller. The agreement is backed by collateral in the form of securities and/or cash transferred by the seller to the buyer, sometimes to be held by an eligible third-party custodian. Under the agreement a Fund acquires securities from the seller and the seller simultaneously commits to repurchase the securities at an agreed upon price and date, normally within a week or on demand. The price for the seller to repurchase the securities is greater than a Fund's purchase price, reflecting an agreed upon rate that is the equivalent of interest. During the term of the repurchase agreement, a Fund monitors on a daily basis the market value of the collateral subject to the agreement and, if the market value of the securities falls below the seller's repurchase amount provided under the repurchase agreement, the seller is required to transfer additional securities or cash collateral equal to the amount by which the market value of the securities falls below the repurchase amount. Because a repurchase agreement permits a Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit a Fund to earn income while retaining flexibility in pursuit of longer-term investments. Repurchase agreements may exhibit the economic characteristics of loans by a Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller's bankruptcy or otherwise. In such event, a Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. A Fund may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Portfolio's rights. The Board has established procedures pursuant to which the sub-advisors monitor the creditworthiness of the counterparties with which a Fund enters into repurchase agreement transactions.

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A Fund may enter into repurchase agreements with member banks of the Federal Reserve System or registered broker-dealers who, in the opinion of a sub-advisor, present a minimal risk of default during the term of the agreement. The underlying securities which serve as collateral for repurchase agreements may include equity and fixed income securities such as U.S. Government and agency securities, municipal obligations, asset-backed securities, mortgage-backed securities, common and preferred stock, depositary receipts, ETFs, corporate obligations and convertible securities.

Reverse Repurchase Agreements — A Fund may borrow funds by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the Investment Company Act.

Rights and Warrants — Rights are short-term warrants issued in conjunction with new stock or bond issues. Warrants are options to purchase an issuer's securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may be purchased with values that vary depending on the change in value of one or more specified indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price. There is no specific limit on the percentage of assets a Fund may invest in rights and warrants.

Separately Traded Registered Interest and Principal Securities and Zero Coupon Obligations — Separately traded registered interest and principal securities or "STRIPS" and zero coupon obligations are securities that do not make regular interest payments. Instead they are sold at a discount from their face value. A Fund will take into account as income a portion of the difference between these obligations' purchase prices and their face values. Because they do not pay coupon income, the prices of STRIPS and zero coupon obligations can be very volatile when interest rates change. STRIPS are zero coupon bonds issued by the U.S. Treasury.

Small Capitalization Companies Risk — Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources. The securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Structured Products — A Fund may invest in structured products, including instruments such as credit-linked securities, and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark.

Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.

The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of the Fund.

Credit-Linked Securities - The Fund may invest in credit-linked securities (CLSs). CLSs are debt obligations that are issued by limited purpose entities, such as special purpose vehicles, or by financial firms, such as banks, securities firms or their affiliates. They are structured so that their performance is linked to that of an underlying bond or other debt obligation (a "reference asset"), normally by means of an embedded or underlying credit default swap. The Fund may invest in CLSs when the Fund's Sub-Advisor believes that doing so is more efficient than investing in the reference assets directly or when such direct investment by the Fund is not feasible due to legal or other restrictions.

Under the terms of a CLS, the Fund will be entitled to receive a fixed or variable rate of interest on the outstanding principal amount of the CLS, which in turn will be subject to reduction (potentially down to zero) if a "credit event" occurs with respect to the underlying reference asset or its issuer. Such credit events will include, but will not be limited to payment defaults on the reference asset. If a credit event occurs, payments on the CLS would terminate, and the Fund normally would receive delivery of the underlying reference asset (or, in some cases, a comparable "deliverable" asset) in lieu of the repayment of principal. In some cases, however, including but not limited to instances where there has been a market disruption or in which it is or has become illegal, impossible or impracticable for the Fund to purchase, hold or receive the reference assets, the Fund may receive a cash settlement based on the value of the reference asset or a comparable instrument, less fees charged and certain expenses incurred by the CLS issuer.

CLSs are debt obligations of the CLS issuers, and the Fund would have no ownership or other property interest in the reference assets (other than following a credit event that results in the reference assets being delivered to the Fund) or any direct recourse to the issuers of those reference assets. Thus, the Fund will be exposed to the credit risk of the issuers of the reference assets that underlie its CLSs, as well as to the credit risk of the issuers of

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the CLSs themselves. CLSs will also be subject to currency risk, liquidity risk, valuation risks, and the other risks of an underlying credit default swap, as well as to risks resulting from potential conflicts of interest with the CLS issuer or sponsor.

Structured Notes - A Fund may invest in structured notes, which are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate or other financial indicators ("reference instruments"). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities or commodities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. The change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument or instruments. Structured notes can be used to increase a Fund's exposure to changes in the value of assets or to hedge the risks of other investments that a Fund holds.

Structured notes are subject to interest rate risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or borrower. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In some cases, a Fund may enter into agreements with an issuer of structured notes to purchase minimum amounts of those notes over time. In some cases, a Fund may invest in structured notes that pay an amount based on a multiple of the relative change in value of the asset or reference. This type of note increases the potential for income but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, a Fund's investments in these structured products may be subject to limits applicable to investments in investment companies.

Synthetic Convertible Securities — A sub-advisor to a Fund or third party may create a "synthetic" convertible security by combining fixed income securities with the right to acquire equity securities. More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to a true convertible security, the character of a synthetic convertible security allows the combination of components representing more than one issuer, when the investment advisor believes that such a combination would better promote a Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A Fund faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the fixed-income component as well, a Fund also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

A Fund may also purchase synthetic convertible securities manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.

Time-Zone Arbitrage — Investing in foreign securities may involve a greater risk for excessive trading due to "time-zone arbitrage." If an event occurring after the close of a foreign market, but before the time a Fund computes its current net asset value, causes a change in the price of the foreign securities and such price is not reflected in a Fund's current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on such pricing discrepancies.

U.S. Government Agency Securities — U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations — U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

Value Companies Risk — Value companies are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While a Fund's investments in value stocks may limit its downside risk over time, a Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. A Fund's investments in value stocks may underperform growth or non-value stocks that have a broader investment style.

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Variable or Floating Rate Obligations — The interest rates payable on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

A Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Variable Rate Auction and Residual Interest Obligations — Variable rate auction and residual interest obligations are created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on one portion reflects short-term interest rates, while the interest rate on the other portion is typically higher than the rate available on the original fixed-rate bond.

When-Issued and Forward Commitment Transactions — These transactions involve a commitment by a Fund to purchase or sell securities at a future date. These transactions enable a Fund to "lock-in" what the Manager or the sub-advisor, as applicable, believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the other party fails to complete the trade, a Fund may lose the opportunity to obtain a favorable price. For purchases on a when-issued basis, the price of the security is fixed at the date of purchase, but delivery of and payment for the securities is not set until after the securities are issued. The value of when-issued securities is subject to market fluctuation during the interim period and no income accrues to a Fund until settlement takes place. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Forward commitment transactions involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. The payment obligation and interest rate are fixed at the time the buyer enters into the forward commitment. Forward commitment transactions are typically used as a hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.

A Fund maintains with its custodian segregated (or earmarked) liquid securities in an amount at least equal to the when-issued or forward commitment transaction. When entering into a when-issued or forward commitment transaction, a Fund will rely on the other party to consummate the transaction.  If the other party fails to do so, a Fund may be disadvantaged.

OTHER INVESTMENT STRATEGIES AND RISKS

In addition to the investment strategies and risks described in the Prospectuses, the American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, and American Beacon Small Cap Value Fund may:

Invest up to 20% of its total assets in debt securities that are investment grade at the time of purchase, including obligations of the U.S. Government, its agencies and instrumentalities, corporate debt securities, mortgage-backed securities, asset-backed securities, master-demand notes, Yankee and Eurodollar bank certificates of deposit, time deposits, bankers' acceptances, commercial paper and other notes, inflation-indexed securities, and other debt securities. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two rating organizations rating that security, such as Standard & Poor's Ratings Services ("Standard & Poor's"), Fitch, Inc. ("Fitch") or Moody's Investors Service, Inc. ("Moody's"), or rated in one of the four highest rating categories by one rating organization if it is the only rating organization rating that security. Obligations rated in the fourth highest rating category are limited to 25% of each of these Funds' debt allocations. These Funds, at the discretion of the Manager, or the applicable sub-advisor, may retain a debt security that has been downgraded below the initial investment criteria.

The American Beacon International Equity Fund may invest up to 20% of its total assets in non-U.S. debt securities that are rated at the time of purchase in one of the three highest rating categories by any rating organizations or, if unrated, are deemed to be of comparable quality by the applicable sub-advisor and traded publicly on a world market.

Each Fund may (except where indicated otherwise):

1

Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when- issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued

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securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated amount of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

2

Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act, or exemptive relief granted by the SEC.

3

Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by a Fund exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with a Fund's investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of a Fund to the extent required by law.

4

Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by a Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and a Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager or the sub-advisors, as applicable, attempt to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

5

Purchase securities sold in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act. A Fund will not invest more than 15% of its net assets in Section 4(a)(2) securities and illiquid securities unless the Manager or the sub-advisor, as applicable, determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Board that any Section 4(a)(2) securities held by such Fund in excess of this level are at all times liquid.

INVESTMENT RESTRICTIONS

Fundamental Policies. Each Fund has the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

Notwithstanding any other limitation, a Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as a Fund. For this purpose, "all of a Fund's investable assets" means that the only investment securities that will be held by a Fund will be a Fund's interest in the investment company.

Fundamental Investment Restrictions. The following discusses the investment policies of each Fund.

The following restrictions have been adopted by each Fund and may be changed with respect to any such Fund only by the majority vote of that Fund's outstanding interests. "Majority of the outstanding voting securities" under the 1940 Act and as used herein means, with respect to each Fund, the lesser of (a) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the shares are present and represented at the shareholders' meeting or (b) more than 50% of the shares of the Fund.

No Fund may (unless otherwise indicated):

1

Purchase or sell real estate or real estate limited partnership interests, provided, however, that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2

Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

3

Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, a Fund may be deemed an underwriter under federal securities law.

4

Lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with a Fund's investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.

5

Issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6

Borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7

Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Fund's total assets.

8

Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) municipalities and their agencies and authorities are not deemed to be industries.  For purposes of this restriction, the Fund will regard only tax-exempt securities issued by municipalities and their agencies not to be an industry.

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The above percentage limits (except the limitation to borrowings) are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. With respect to the fundamental investment restriction relating to making loans set forth in number 4 above, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by a Fund exceeds 33 1/3% of its total net assets (including the market value of collateral received).

For purposes of the Funds' industry concentration policy, the Manager may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law. A large economic or market sector shall not be construed as a single industry or group of industries. The Manager currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an "industry" subject to the 25% limitation. Thus, not more than 25% of a Fund's assets will be invested in securities issued by any one foreign government or supranational organization. A Fund might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. The Manager could consider such a company to be within the particular industry and, therefore, the Fund will invest in the securities of such a company only if it can do so under its policy of not being concentrated in any particular industry or group of industries.

Non-Fundamental Investment Restrictions. The following non-fundamental investment restrictions apply to each Fund (except where noted otherwise) and may be changed with respect to each Fund by a vote of a majority of the Board. Each Fund may not:

1

Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

2

Purchase securities on margin or effect short sales, except that a Fund may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to each Fund, the other investment policies described in this SAI are not fundamental and may be changed by approval of the Trustees.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unstable or adverse market, economic, political or other conditions, where the Manager or a sub-advisor believes it is appropriate and in a Fund's best interest, a Fund can invest up to 100% in cash and other types of securities for defensive or temporary purposes. It can also hold cash or purchase these types of securities for liquidity purposes to meet cash needs due to redemptions of Fund shares, or to hold while waiting to invest cash received from purchases of Fund shares or the sale of other portfolio securities.

These temporary investments can include (i) obligations issued or guaranteed by the U.S. Government, its agents or instrumentalities; (ii) commercial paper rated in the highest short term category by a rating organization; (iii) domestic, Yankee and Eurodollar certificates of deposit or bankers' acceptances of banks rated in the highest short term category by a rating organization; (iv) any of the foregoing securities that mature in one year or less (generally known as "cash equivalents"); (v) other short-term corporate debt obligations; (vi) repurchase agreements; (vii) futures or (viii) shares of money market funds, including funds advised by the Manager or a sub-advisor.

PORTFOLIO TURNOVER

Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase a Fund's transaction costs and generate additional capital gains or losses.

The portfolio turnover rate for the American Beacon Balanced Fund increased to 62% during the fiscal year ended October 31, 2015 from 34% during the fiscal year ended October 31, 2014 due to significant shareholder redemption activity.  The American Beacon Mid-Cap Value Fund increased to 79% during the fiscal year ended October 31, 2015 from 24% during the fiscal year ended October 31, 2014 due to the replacement of one of the Fund's sub-advisors during the most recent fiscal year.  The portfolio turnover rate of the American Beacon Small Cap Value Fund returned to 47% during the fiscal year ended October 31, 2015, which is the normal range for the Fund.  It was elevated in the previous fiscal year due to the replacement of one of the Fund's sub-advisors.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund publicly discloses portfolio holdings information as follows:

1

a complete list of holdings for each Fund on an annual and semi-annual basis in the reports to shareholders within sixty days of the end of each fiscal semi-annual period and in publicly available filings of Form N-CSR with the SEC within ten days thereafter;

2

a complete list of holdings for each Fund as of the end of its first and third fiscal quarters in publicly available filings of Form N-Q with the SEC within sixty days of the end of the fiscal quarter;

3

a complete list of holdings for each Fund as of the end of each month on the Funds' website (www.americanbeaconfunds.com) approximately twenty days after the end of the month;

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4

ten largest holdings for each Fund as of the end of each calendar quarter on the Funds' website (www.americanbeaconfunds.com) and in sales materials approximately fifteen days after the end of the calendar quarter.

Public disclosure of a Fund's holdings on the website and in sales materials may be delayed when an investment manager informs the Fund that such disclosure could be harmful to the Fund. In addition, individual holdings may be omitted from website and sales material disclosure, when such omission is deemed to be in the Fund's best interest.

Disclosure of Nonpublic Holdings. Occasionally, certain interested parties—including individual investors, institutional investors, intermediaries that distribute shares of the Funds, third-party service providers, rating and ranking organizations, and others—may request portfolio holdings information that has not yet been publicly disclosed by the Funds. The Funds' policy is to control the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to Fund shareholders. To this end, the Board has adopted a Policy and Procedures for Disclosure of Portfolio Holdings Information (the "Holdings Policy"). The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only when it is determined that (i) there is a legitimate business purpose for the information; (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. The Holdings Policy is summarized below.

A variety of third party service providers require access to Fund holdings to provide services to the Funds or to assist the Manager and the sub-advisors in managing the Funds ("service providers"). The service providers have a duty to keep the Funds' nonpublic information confidential either through written contractual arrangements with the Funds (or another Fund service provider) or by the nature of their role with respect to the Funds (or the service provider). The Funds have determined that disclosure of nonpublic holdings information to service providers fulfills a legitimate business purpose and is in the best interest of shareholders. In addition, the Funds have determined that disclosure of nonpublic holdings information to members of the Board fulfills a legitimate business purpose, is in the best interest of Fund shareholders, and each Trustee is subject to a duty of confidentiality.

The Funds have ongoing arrangements to provide nonpublic holdings information to the following service providers:

Service Provider	Service	Holdings Access
Manager	Investment management and administrator	Complete list on intraday basis with no lag
Sub-Advisor	Investment management	Holdings under sub-advisor's management on intraday basis with no lag
State Street Bank and Trust Co. ("State Street") and its designated foreign sub-custodians	Funds' custodian and foreign custody manager, and foreign sub-custodians	Complete list on intraday basis with no lag
Interactive Data Corporation	Pricing Vendor	Complete list on daily basis with no lag
Investment Technology Group, Inc.	Fair valuation of portfolio securities for Funds with significant foreign securities holdings; transaction cost analysis for sub-advisor	Complete list on daily basis with no lag and more frequently when the Manager seeks advice with respect to certain holdings
Ernst & Young LLP	Funds' independent registered public accounting firm	Complete list on annual basis with no lag
FactSet Research Systems, Inc.	Performance and portfolio analytics reporting for the Manager and sub-advisors	Complete list on daily basis with no lag
Bloomberg, L.P.	Performance and portfolio analytics reporting	Complete list on daily basis with no lag
Institutional Shareholder Services ("ISS")	Proxy voting research provider to sub-advisors	Complete list on daily basis with no lag
Investment Technology Group	Pricing vendor; transaction cost analysis for sub-advisor	Partial list on daily basis with no lag
Charles River Systems	Trade order management for sub-advisors	Partial list on daily basis with no lag
Street Account	Investment research for sub-advisor	Partial list on a periodic basis with lag
Abel Noser Corp.	Trade execution analysis for sub-advisor	Partial list on daily basis with no lag
Broadridge/ProxyEdge	Proxy voting research provider for sub-advisor	Partial list on a daily basis with lag
BondEdge	Financial analytic database	Partial list on a daily basis with lag
Glass Lewis & Co	Proxy voting services for sub-advisor	Partial list on a periodic basis with lag
Advent/Tamale	Research management system for sub-advisor	Partial list on a daily basis with lag
Ashland Partners	Performance verification for sub-advisor	Complete list on periodic basis with lag
LexisNexis	OFAC compliance service for sub-advisor	Complete list on a weekly basis with lag

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Certain third parties are provided with nonpublic holdings information (either complete or partial lists) by the Manager or another service provider on an ad hoc basis. These third parties include broker-dealers, prospective sub-advisors, borrowers of the Funds' portfolio securities, pricing services, legal counsel, and issuers (or their agents). Broker-dealers utilized by the Funds in the process of purchasing and selling portfolio securities or providing market quotations receive limited holdings information on a current basis with no lag. The Manager provides current holdings to investment managers being considered for appointment as a sub-advisor to the Funds. If the Funds participate in securities lending activities, potential borrowers of the Funds' securities receive information pertaining to the Funds' securities available for loan. Such information is provided on a current basis with no lag. The Funds utilize various pricing services to supply market quotations and evaluated prices to State Street. State Street and the Manager may disclose current nonpublic holdings to those pricing services. An investment manager may provide holdings information to legal counsel when seeking advice regarding those holdings. From time to time, an issuer (or its agent) may contact the Funds requesting confirmation of ownership of the issuer's securities. Such holdings information is provided to the issuer (or its agent) as of the date requested. The Funds do not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the Funds would not continue to utilize a third party that the Manager determined to have misused nonpublic holdings information.

The Funds have ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Funds or that redistribute the Funds' holdings to financial intermediaries to facilitate their analysis of the Funds. The Funds have determined that disclosure of holdings information to such organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Funds in comparison to other mutual funds. As of the date of this SAI, all such organizations receive holdings information after it has been made public on the Funds' website.

No compensation or other consideration may be paid to the Funds, the Funds' service providers, or any other party in connection with the disclosure of portfolio holdings information.

Under the Holdings Policy, disclosure of nonpublic portfolio holdings information to parties other than those discussed above must meet all of the following conditions:

1

Recipients of portfolio holdings information must agree in writing to keep the information confidential until it has been posted to the Funds' website and not to trade based on the information;

2

Holdings may only be disclosed as of a month-end date;

3

No compensation may be paid to the Funds, the Manager or any other party in connection with the disclosure of information about portfolio securities; and

4

A member of the Manager's Compliance staff must approve requests for nonpublic holdings information.

In determining whether to approve a request for portfolio holdings disclosure by the Manager, Compliance staff generally considers the type of requestor and its relationship to the Funds, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style and strategy of the Fund for which holdings have been requested (e.g., passive versus active management), whether the Fund is managed by one or multiple investment managers, and any other factors it deems relevant. Any potential conflicts between shareholders and affiliated persons of the Funds that arise as a result of a request for portfolio holdings information shall be decided by the Manager in the best interests of shareholders. However, if a conflict exists between the interests of shareholders and the Manager, the Manager may present the details of the request to the Board for a determination to either approve or deny the request. On a quarterly basis, the Manager will prepare a report for the Board outlining any instances of disclosures of nonpublic holdings during the period that did not comply with the Holdings Policy.

The Compliance staff generally determines whether a historical pattern of requests by the same individual or entity constitutes an "ongoing arrangement" and should be disclosed in the Funds' SAI.

The Manager and sub-advisors to the Funds may manage substantially similar portfolios for clients other than the Funds. Those other clients may receive and publicly disclose their portfolio holdings information prior to public disclosure by the Funds. The Holdings Policy is not intended to limit the Manager or the sub-advisors from making such disclosures to their clients.

LENDING OF PORTFOLIO SECURITIES

A Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the beneficial owner of the loaned securities and continues to be entitled to payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. A Fund also has the right to terminate a loan at any time. A Fund does not have the right to vote on securities while they are on loan. However, it is the Funds' policy to attempt to terminate loans in time to vote those proxies that a Fund determines are material to its interests. Loans of portfolio securities may not exceed 33 1/3% of the value of a Fund's total assets (including the value of all assets received as collateral for the loan). The Funds will receive collateral consisting of cash in the form of U.S. dollars, foreign currency, or securities issued or fully guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, a Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to present acceptable credit risk on a fully collateralized basis. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund seeks to minimize this risk by limiting the investment of cash collateral to registered money market funds, including money market funds advised by the Manager that invest in U.S. Government and agency securities.

For all funds that engage in securities lending, the Manager receives compensation for administrative and oversight functions with respect to securities lending, including oversight of the securities lending agent, Brown Brothers Harriman & Co.. The amount of such compensation depends on the

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income generated by the loan of the securities. Each Fund continues to receive dividends or interest or the equivalent, as applicable, on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized.

As of the date of this SAI, the American Beacon Mid-Cap Value Fund, American Beacon Small Cap Value Fund and American Beacon International Equity Fund intend to engage in securities lending activities.

TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds' investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts as well as the stated policies of the Funds. The Board oversees the Trust's officers and service providers, including American Beacon Advisors, Inc. ("American Beacon"), which is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including American Beacon's investment personnel and the Trust's Chief Compliance Officer ("CCO"). The Board also is assisted by the Trust's independent registered public accounting firm (which reports directly to the Trust's Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and its Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. American Beacon, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Funds. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not "interested persons" of the Trust as defined in Section 2(a)(19) of the Investment Company Act ("Independent Trustees"). The following provides an overview of the principal, but not all, aspects of the Board's oversight of risk management for the Trust and the Funds.

In general, the Fund's risks include, among others, investment risk, credit risk, liquidity risk, securities selection risk and valuation risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, American Beacon, each Fund's investment adviser, and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. Further, American Beacon as manager of the Funds oversees and regularly monitors the investments, operations and compliance of the Funds' investment advisers.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, and senior officers of American Beacon, and the Funds' CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board and the Investment Committee also regularly receive reports from American Beacon with respect to the investments, securities trading and securities lending activities of the Funds. In addition to regular reports from American Beacon, the Board also receives reports regarding other service providers to the Trust, either directly or through American Beacon or the Funds' CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Funds' CCO regarding the effectiveness of the Funds' compliance program. Also, typically on an annual basis, the Board receives reports, presentations and other information from American Beacon in connection with the Board's consideration of the renewal of each of the Trust's agreements with American Beacon and the Trust's distribution plans under Rule 12b-1 under the Investment Company Act.

Senior officers of the Trust and American Beacon also report regularly to the Audit and Compliance Committee on Fund valuation matters and on the Trust's internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee receives regular reports from the Trust's independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Audit and Compliance Committee meets with the Funds' CCO to discuss matters relating to the Funds' compliance program.

Board Structure and Related Matters

Independent Trustees constitute at least two-thirds of the Board. Richard A. Massman, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair's responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust's officers and other management personnel, and counsel to the Funds. The Independent Chair shall perform such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Investment Committee and the Nominating and Governance Committee. For example, the Investment Committee is responsible for oversight of the process, typically performed annually, by which the Board considers and approves each Fund's investment advisory agreement with American Beacon, while specific matters related to oversight of the Fund's independent auditors have been delegated by the Board to its Audit and Compliance Committee, subject to approval of the Audit and Compliance Committee's recommendations by the Board. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of Funds overseen by the Board, the arrangements for the conduct of the Funds' operations, the number of Trustees,

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and the Board's responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the complex.

The Trust is part of the American Beacon Funds Complex, which is comprised of the 26 series within the Trust and 2 series within the American Beacon Select Funds. The same persons who constitute the Board also constitute the board of trustees of American Beacon Select Funds and each Trustee oversees the Trusts' combined 28 series.

The Board holds five (5) regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations and directorships held during the last five years and certain other information. Subject to the Trustee Emeritus and Retirement Policy described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The address of each Trustee listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee serves for an indefinite term or until his or her removal, resignation, or retirement*. Each Trustee has and continues to serve the same term as a Trustee of the American Beacon Select Funds as he or she has with the Trust.

Name (Age) *	Position and Length of Time Served with each Trust	Principal Occupation(s) and Directorships During Past 5 Years
INTERESTED TRUSTEES
Alan D. Feld ** (79)	Trustee since 1996	Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960- Present); Trustee, American Beacon Mileage Funds (1996-2012).
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado (46)	Trustee since 2015

Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present)Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-Present); Director, Sacramento Regional Technology Alliance (2011-Present); Director, Women's Empowerment (2009-2014).

Joseph B. Armes (53)	Trustee since 2015

Chairman & CEO, CSW Industrials, (f/k/a Capital Southwest Corporation) (investment company; NASDAQ:CSWC) (2013-Present); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Chief Operating Officer, Hicks Holdings, LLC (Hicks Family assets and investments) (2005-2010); Trustee, Baylor University Board of Regents (2001-2010); Director and Chair of Audit Committee, RSP Permian (oil and gas producer, NYSE: RSPP) (2013-Present).

Gerard J. Arpey (57)	Trustee since 2012

Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer AMR Corp. and American Airlines, Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present). Director, The Home Depot, Inc. (2015-Present).

W. Humphrey Bogart (71)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012).
Brenda A. Cline (55)	Trustee since 2004

Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015- Present); Trustee, American Beacon Mileage Funds (2004-2012).

Eugene J. Duffy (61)	Trustee since 2008

Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012).

Thomas M. Dunning (73)	Trustee since 2008

Chairman Emeritus (2008-Present); Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-2012).

Richard A. Massman (72)	Trustee since 2004 Chairman since 2008

Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012).

Barbara J. McKenna (52)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005- Present).
R. Gerald Turner (70)	Trustee since 2001

President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012).

*	The Board has adopted a retirement policy that requires Trustees, other than Mr. Feld, to retire no later than the last day of the calendar year in which they reach the age of 75.

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**

Mr. Feld is deemed to be an "interested person" of the Trust, as defined by the Investment Company Act. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more sub-advisors to certain American Beacon Funds.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Gilbert G. Alvarado: Mr. Alvarado has extensive organizational management and financial experience as vice president and chief financial officer in public charities, and a health conversion private foundation, chief financial and information officer of a the largest health foundation on the Texas/Mexico border and an accountant with a regional health system.

Joseph B. Armes: Mr. Armes has extensive financial, investment and organizational management experience as chairman of the board of directors, president and chief executive officer of an investment company listed on NASDAQ, president and chief executive officer of a private family investment vehicle, chief operating officer of a private holding company for a family office, president, chief executive officer, chief financial officer and director of a special purpose acquisition company listed on the American Stock Exchange, a director and audit committee chair of an oil and gas exploration and production company listed on the New York Stock Exchange and as an officer of public companies and as a director and officer of private companies.

Gerard J. Arpey: Mr. Arpey has extensive organizational management, financial and international experience serving as chairman, chief executive officer, and chief financial officer of one of the largest global airlines, service as a director of public and private companies, service to several charitable organizations, and multiple years of service as a Trustee.

W. Humphrey Bogart: Mr. Bogart has extensive experience in the investment management business including as president and chief executive officer of an investment adviser and as a consultant, significant organizational management experience through start-up efforts with a national bank, service as a board member of a university medical center foundation, and multiple years of service as a Trustee.

Brenda A. Cline: Ms. Cline has extensive organizational management, financial and investment experience as executive vice president, chief financial officer, secretary and treasurer to a private foundation, service as a director and member of the audit and nominating and governance committees of various publicly held companies, service as a trustee to a private university, and several charitable boards, including acting as a member of their investment and\or audit committees, extensive experience as an audit senior manager with a large public accounting firm, and multiple years of service as a Trustee.

Eugene J. Duffy: Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to an financial services industry association, and multiple years of service as a Trustee.

Thomas M. Dunning: Mr. Dunning has extensive organizational management experience founding and serving as chairman and chief executive officer of a private company, service as a director of a private company, service as chairman of a large state municipal bond issuer and chairman of a large airport authority, also an issuer of bonds, service as a board member of a state department of transportation, service as a director of various foundations, service as chair of civic organizations, and multiple years of service as a Trustee.

Alan D. Feld: Mr. Feld has extensive experience as a business attorney, organizational management experience as chairman of a law firm, experience as a director of several publicly held companies, service as a trustee of a private university and a board member of a hospital, and multiple years of service as a Trustee.

Richard A. Massman: Mr. Massman has extensive experience as a business attorney, organizational management experience as a founding member of a law firm, experience as a senior vice president and general counsel of a large private company, service as the chairman and director of several foundations, including services on their Investment Committees and Finance Committees, chairman of a governmental board, chairman of various professional organizations and multiple years of service as a Trustee and as Independent Chair.

Barbara J. McKenna: Ms. McKenna has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director of an investment manager, member of numerous financial services industry associations, and multiple years of service as a Trustee.

R. Gerald Turner: Mr. Turner has extensive organizational management experience as president of a private university, service as a director and member of the audit and governance committees of various publicly held companies, service as a member to several charitable boards, and multiple years of service as a Trustee.

Committees of the Board

The Trust has an Audit and Compliance Committee ("Audit Committee").  The Audit Committee consists of Ms. Cline (Chair), and Messrs. Duffy, Alvarado, and Dunning. Mr. Massman, as Chairman of the Trust, serves on the Audit Committee in an ex-officio non-voting capacity. None of the members of the committee are "interested persons" of the Trust, as defined by the Investment Company Act. As set forth in its charter, the primary duties of the Trust's Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the Funds and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust's financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trust's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust's independent auditors; (d) to oversee the Trust's compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management's implementation and enforcement of the Trust's compliance policies and procedures ("Compliance Program"); and (e) to coordinate the Board's oversight of the Trust's CCO in connection with his or her implementation of the Trust's Compliance Program. The Audit Committee met seven (7) times during the fiscal year ended October 31, 2015.

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The Trust has a Nominating and Governance Committee ("Nominating Committee") that is comprised of Messrs. Feld (Chair), Turner, and Massman. As set forth in its charter, the Nominating Committee's primary duties are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chairman of the Board; (c) to evaluate qualifications of potential "interested" members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Secretary of the Fund. The Nominating and Governance Committee met seven (7) times during the fiscal year ended October 31, 2015.

The Trust has an Investment Committee that is comprised of Mr. Bogart (Chair), Ms. McKenna, Messrs. Armes and Arpey. Mr. Massman, as Chairman of the Trust, serves on the Investment Committee in an ex-officio non-voting capacity. As set forth in its charter, the Investment Committee's primary duties are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the Fund; (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Fund; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objective or principal investment strategies of the Fund; and (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation. The Investment Committee met ten (10) times during the fiscal year ended October 31, 2015.

Trustee Ownership in the Funds

The following table shows the amount of equity securities owned in the American Beacon Funds family by the Trustees as of the calendar year ended December 31, 2015.

INTERESTED TRUSTEES
American Beacon Fund	Feld
Balanced	None
International Equity	None
Large Cap Value	None
Mid-Cap Value	None
Retirement Income and Appreciation	None
Small Cap Value	None
Aggregate Dollar Range of Equity Securities in all Trusts (28 Funds as of December 31, 2015)	Over $100,000

NON-INTERESTED TRUSTEES
American Beacon Fund	Alvarado	Armes	Arpey	Bogart	Cline	Duffy	Dunning	Massman	McKenna	Turner
Balanced	None	None	Over $100,000	None	Over $100,000	None	Over $100,000	$50,001-$100,000	None	None
International Equity	None	None	Over $100,000	None	$50,001-$100,000	None	None	Over $100,000	None	None
Large Cap Value	None	None	None	None	None	None	Over $100,000	Over $100,000	None	Over $100,000
Mid-Cap Value	None	None	None	None	None	None	None	$50,001-$100,000	None	$50,001-$100,000
Retirement Income and Appreciation	None	None	None	None	None	None	None	None	None	None
Small Cap Value	None	None	None	$10,001-$50,000	None	None	Over $100,000	Over $100,000	None	Over $100,000
Aggregate Dollar Range of Equity Securities in all Trusts (28 Funds as of December 31, 2015)	$1 - $10,000	None	Over $100,000	$10,001-$50,000	Over $100,000	None	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Trustee Compensation

As compensation for their service to the Trust and the American Beacon Select Funds (collectively, the "Trusts"), each Trustee is compensated from the Funds and fund complex as follows: (1) an annual retainer of $110,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $2,500 for attendance by Board members for each regularly scheduled Board meeting, (b) $2,500 for attendance by Committee members at

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meetings of the Audit Committee and the Investment Committee, and (c) $1,500 for attendance by Committee members at meetings of the Nominating Committee; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may receive compensation for attendance at special Board and/or Committee meetings from time to time.

For his service as Board Chairman, Mr. Massman receives an additional annual retainer of $25,000. Although, he attends several committee meetings at each quarterly Board meeting, he receives only a single $2,500 fee each quarter for his attendance at those meetings.  The Chairman of the Audit Committee and the Chairman of the Investment Committee each also receive an additional annual retainer of $10,000.

The following table shows total compensation (excluding reimbursements) paid by the Trusts to each Trustee for the fiscal year ending October 31, 2015.
Name of Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust's Expenses	Total Compensation From the Trusts
INTERESTED TRUSTEES
Alan D. Feld	$124,552	[1]	$128,500
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado	$96,928		$100,000
Joseph B. Armes	$72,696		$75,000
Gerard J. Arpey	$130,852		$135,000
W. Humphrey Bogart	$145,392	[1]	$150,000
Brenda A. Cline	$138,122	[1]	$142,500
Eugene J. Duffy	$128,429		$132,500
Thomas M. Dunning	$128,429		$132,500
Richard A. Massman	$159,931	[1]	$165,000
Barbara J. McKenna	$135,699		$140,000
R. Gerard Turner	$124,552	[1]	$128,500
[1]	Upon retirement from the Board, each of these Trustees is eligible for flight benefits afforded to Trustees who served on the Boards as of June 4, 2008 as described below.

The Boards adopted a Trustee Retirement Policy and Trustee Emeritus and Retirement Plan ("Plan"). The Plan provides that a Trustee who has served on the Boards prior to September 12, 2008, and who has reached a mandatory retirement age established by the Board (currently 75) is eligible to elect Trustee Emeritus status ("Eligible Trustees"). The Eligible Trustees are Messrs. Bogart, Feld, Massman and Turner and Ms. Cline.  The mandatory retirement age does not apply to Mr. Feld. Additionally, Eligible Trustees who have served on the Board of one or more Trusts for at least five years may elect to retire from the Board at an earlier age and immediately assume Trustee Emeritus status.  The Board has determined that, other than the Plan established for Eligible Trustees, no other retirement benefits will accrue for current or future Trustees.

Upon assuming Trustee Emeritus status, each eligible Trustee and his or her spouse (or designated companion) may receive annual flight benefits from the Trusts of up to $40,000 combined, on a tax-grossed up basis, on American Airlines (a subsidiary of the Manager's former parent company) for a maximum period of 10 years, depending upon length of service prior to September 12, 2008. Eligible Trustees may opt to receive instead an annual retainer of $20,000 from the Trusts in lieu of flight benefits.  No retirement benefits are accrued for Board service after September 12, 2008.

A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Trusts; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Fund(s). Currently, two individuals who retired from the Board prior to September 12, 2008, have assumed Trustee Emeritus status. One receives an annual retainer of $20,000 from the Trusts. The other individual and his spouse receive annual flight benefits of up to $40,000 combined, on a tax-grossed up basis, on American Airlines.

Principal Officers of the Trust

The Officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the Officers of the Trust, their ages, their business address and their principal occupations and directorships during the past five years are as set forth below. The address of each Officer is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Officer serves for a term of one year or until his or her resignation, retirement, or removal. Each Officer has and continues to hold the same position with the American Beacon Select Funds as listed below for the Trust.

Name (Age)	Position and Length of Time Served with each Trust	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS
Gene L. Needles, Jr. (61)	President since 2009; Executive Vice President 2009

President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); Director, Astro AB Borrower, Inc. (2015-Present); Director, Astro AB Acquisition, Inc.(2015- Present); Director, Astro AB Astro Topco, Inc. (2015-Present), President & CEO, Astro AB Holdings, LLC. (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager and President, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014- Present).

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Jeffrey K. Ringdahl (40)	Vice President since 2010

Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, American Private Equity Management, L.L.C. (2012-Present); Director, Astro AB Borrower, Inc. (2015-Present); Director, Astro AB Acquisition, Inc. (2015-Present); Director, Astro AB Astro Topco, Inc. (2015-Present), Chief Operating Officer, Astro AB Holdings, LLC.(2015-Present); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010).

Rosemary K. Behan (57)	Vice President, Secretary and Chief Legal Officer since 2006

Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Astro AB Borrower, Inc. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C.(2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Brian E. Brett (55)	Vice President since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).
Erica B. Duncan (45)	Vice President since 2011	Vice President, Marketing & Client Services, American Beacon Advisors, Inc. (2011- Present); Supervisor, Brand Marketing, Invesco (2010-2011).
Michael W. Fields (62)	Vice President since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments (1988-2011), American Beacon Advisors, Inc.; Director, American Beacon Global Funds SPC (2002-2011).
Melinda G. Heika (54)	Treasurer since 2010

Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Astro AB Borrower, Inc. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Terri L. McKinney (52)	Vice President since 2010	Vice President, Enterprise Services, American Beacon Advisors, Inc. (2009-Present).
Samuel J. Silver (53)	Vice President since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.
Sonia L. Bates (59)	Asst. Treasurer since 2011

Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer, Astro AB Borrower, Inc. (2015-Present); Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present).

Christina E. Sears (44)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present).
Shelley D. Abrahams (41)	Asst. Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present)
Kirk L. Brown (52)	Asst. Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present)
Rebecca L. Harris (49)	Asst. Secretary since 2011	Assistant Secretary, American Beacon Advisors, Inc. (2011-Present)
Diana N. Lai (40)	Asst. Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present)
Teresa A. Oxford (57)	Asst. Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present)

CODE OF ETHICS

The Manager, the Trust and the sub-advisor(s) each have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act. Each Code of Ethics significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code of Ethics generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by any Fund. In addition, the Manager's and Trust's Code of Ethics require employees to report trades in shares of the Trusts. Each Code of Ethics is on public file with, and may be obtained from, the SEC.

PROXY VOTING POLICIES

From time to time, the Funds may own a security whose issuer solicits a proxy vote on certain matters. The Board seeks to ensure that proxies are voted in the best interests of each Fund shareholders and has delegated proxy voting authority to the Manager. The Manager in turn has delegated proxy

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voting authority to the sub-advisor with respect to each Fund's assets under the sub-advisor's management. The Trust has adopted a Proxy Voting Policy and Procedures (the "Policy") that governs proxy voting by the Manager and sub-advisors, including procedures to address potential conflicts of interest between the Fund's shareholders and the Manager, the sub-advisors or their affiliates. The Trust's Board of Trustees has approved the Manager's proxy voting policies and procedures with respect to Fund assets under the Manager's management. Please see Appendix A for a copy of the Policy. The sub-advisors' proxy voting policy and procedures are summarized (or included in their entirety) in Appendix B. The Funds' proxy voting record for the most recent year ended June 30 is available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC's website at http://www.sec.gov. The proxy voting record can be found in Form N-PX on the SEC's website.

CONTROL PERSONS AND 5% SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of any Class of the Funds' outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Funds. The actions of an entity or person that controls the Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the Funds or large redemptions by a control person could cause the Funds' other shareholders to pay a higher pro rata portion of the Funds' expenses.

Set forth below are entities or persons that own 5% or more of the outstanding shares of a Fund or Class as of January 31, 2016. The Trustees and officers of the Trusts, as a group, own 2.20% of the American Beacon Balanced Fund (Institutional Class).  All Trustees and officers, as a group, own less than 1% of all other classes of each Fund's shares outstanding.

American Beacon Balanced Fund

ShareholderAddr	Fund Percentage (listed if over 25%)	A CLASS	Advisor CLASS	AMR CLASS	C CLASS	Institutional CLASS	Investor CLASS	Y CLASS
CHARLES SCHWAB & CO * FOR THE							38.78%
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
ATTN MUTUAL FUNDS OPS
9601 E PANORAMA CIR
ENGLEWOOD CO 80112-3441
CHARLES SCHWAB & CO INC *								24.30%
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
FIRST CLEARING LLC *		7.53%			12.01%			34.91%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
2801 MARKET ST
ST LOUIS MO 63103-2523
LPL FINANCIAL *		26.24%	23.72%		30.96%	26.62%		13.41%
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091
MASSACHUSETTS MUTUAL INSURANCE CO *		6.06%
1295 STATE ST # C105
SPRINGFIELD MA 01111-0001
MASSACHUSETTS MUTUAL INSURANCE CO*							9.61%
1295 STATE ST MTP C105
SPRINGFIELD MA 01111-0001
MERRILL LYNCH PIERCE FENNER &					5.63%			6.19%
SMITH INC (HOUSE ACCOUNT) *

30

THE AMERICAN BEACON FUNDS
4800 DEER LAKE DR EAST
JACKSONVILLE FL 32246-6484
MORGAN STANLEY SMITH BARNEY LLC *	5.57%
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1901
NATIONAL FINANCIAL SERVICES LLC *					27.15%
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010
PERSHING LLC *	11.24%		5.41%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
RAYMOND JAMES *			18.35%			6.55%
OMNIBUS FOR MUTUAL FUNDS
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100
TD AMERITRADE INC * FOR THE					5.07%
EXCLUSIVE BENEFIT OF OUR CLIENTS
PO BOX 2226
OMAHA NE 68103-2226
UBS WM USA *	9.12%		8.78%			5.54%
OMNI ACCOUNT M/F
ATTN DEPARTMENT MANAGER
1000 HARBOR BLVD 5TH FLR
WEEHAWKEN NJ 07086-6761
AMERICAN AIRLINES PREFUND CO MATCH		37.84%
UNION
C/O SSB MASTER TR DIVISION
ATTN SEAN GRAY
2 AVE DE LAFAYETTE LCC2
BOSTON MA 02111
CR SMITH MUSEUM				6.30%
ATTN ANTHONY VARGO
4333 AMON CARTER BLVD
MAILDROP 5189
FORT WORTH TX 76155-2605
GREAT-WEST TRUST COMPANY LLC TRUST/				21.69%
RETIREMENT PLANS
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002
LONG TERM DISABILITY TRUST		43.87%

31

C/O SSB MASTER TR DIVISION
ATTN SEAN GRAY
2 AVE DE LAFAYETTE LCC2
BOSTON MA 02111
SAXON AND CO	35.52%
P.O. BOX 7780-1888
PHILADELPHIA PA 19182-0001
STATE STREET BANK & TRUST CO	27.08%
FBO TAYNIK AND CO
C/O INVESTORS BANK & TRUST CO
1200 CROWN COLONY DR
QUINCY MA 02169-0938
STATE STREET BANK FBO		10.88%
MASTER TR AMERICAN AIRLINES PREFUND
FA UNION ER TR FUND 5Y5R
1776 HERITAGE DR
MAIL DROP W3C
NORTH QUINCY MA 02171-2119
VRSCO			20.07%
FBO AIGFSB CUST TTEE FBO
RETIREMENT SERVICES INC 401K
2727-A ALLEN PARKWAY, 4-D1
HOUSTON TX 77019-2107
*	Denotes record owner of Fund shares only

American Beacon International Equity Fund

ShareholderAddr	Fund Percentage (listed if over 25%)	A CLASS	Advisor CLASS	AMR CLASS	C CLASS	Institutional CLASS	Investor CLASS	Y CLASS
CHARLES SCHWAB & CO * FOR THE							29.26%
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
ATTN MUTUAL FUNDS OPS
9601 E PANORAMA CIR
ENGLEWOOD CO 80112-3441
CHARLES SCHWAB & CO INC *			13.29%			24.67%
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
FIRST CLEARING LLC *						11.66%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS

32

2801 MARKET ST
ST LOUIS MO 63103-2523
LPL FINANCIAL *				8.09%
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091
MORGAN STANLEY SMITH BARNEY LLC *				10.33%
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1901
NATIONAL FINANCIAL SERVICES LLC *	7.73%
FOR EXCLUSIVE BENEFIT OF OUR
CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010
NATIONAL FINANCIAL SERVICES LLC *					18.42%	50.63%	84.92%
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010
NATIONWIDE TRUST COMPANY * FSB		44.57%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029
PERSHING LLC*	7.26%					7.50%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
RAYMOND JAMES *				46.02%
OMNIBUS FOR MUTUAL FUNDS
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100
AMERICAN AIRLINES PREFUND CO MATCH			36.86%
UNION
C/O SSB MASTER TR DIVISION
ATTN SEAN GRAY
2 AVE DE LAFAYETTE LCC2
BOSTON MA 02111
ASCENSUS TRUST FBO
BRIAN W DOSSETT M D LTD PROFIT SHA
PO BOX 10758
FARGO ND 58106-0758
COLORADO COUNTY OFFICIALS & EE'S					6.10%

33

RETIREMENT ASSOC TTEE
CCOERA 401A & 457 PLAN
C/O GREAT WEST
8515 E ORCHARD RD # 2T2
GREENWOOD VLG CO 80111-5002
DCGT AS TTEE AND/OR CUST		5.57%
FBO PLIC VARIOUS RETIREMENT PLANS
OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES IA 50392-0001
FIIOC FBO	7.96%
ODYSSEY SYSTEMS CONSULTING GROUP
401(K) PS PLAN
100 MAGELLAN WAY KW1C
COVINGTON KY 41015-1987
FIRST CLEARING, LLC				5.59%
2801 MARKET STREET
SAINT LOUIS MO 63103-2523
LONG TERM DISABILITY TRUST			42.73%
C/O SSB MASTER TR DIVISION
ATTN SEAN GRAY
2 AVE DE LAFAYETTE LCC2
BOSTON MA 02111
MATRIX TRUST COMPANY CUST. FBO
S.N. KAMATH M.D., F.A.C.P. PROFIT S
717 17TH STREET
SUITE 1300
DENVER CO 80202-3304
MATRIX TRUST COMPANY CUST. FBO
WILLIAMS ALL SEASONS COMPANY PROFIT
717 17TH ST STE 1300
DENVER CO 80202-3304
SAXON & CO.					7.66%
PO BOX 7780-1888
PHILADELPHIA PA 19182-0001
STATE STREET BANK AND TRUST AS		5.05%
TRUSTEE AND/OR CUSTODIAN
FBO ADP ACCESS PRODUCT
1 LINCOLN STREET
BOSTON MA 02111-2901
STATE STREET BANK FBO			10.60%
MASTER TR AMERICAN AIRLINES PREFUND
FA UNION ER TR FUND 5Y5R
1776 HERITAGE DR

34

MAIL DROP W3C
NORTH QUINCY MA 02171-2119
*	Denotes record owner of Fund shares only

American Beacon Large Cap Value Fund

ShareholderAddr	Fund Percentage (listed if over 25%)	A CLASS	Advisor CLASS	AMR CLASS	C CLASS	Institutional CLASS	Investor CLASS	Y CLASS
CHARLES SCHWAB & CO * FOR THE							22.65%
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
ATTN MUTUAL FUNDS OPS
9601 E PANORAMA CIR
ENGLEWOOD CO 80112-3441
CHARLES SCHWAB & CO INC *								10.21%
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
CHARLES SCHWAB & CO INC *						8.93%
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905
FIRST CLEARING LLC *					13.12%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
2801 MARKET ST
ST LOUIS MO 63103-2523
LPL FINANCIAL *		12.31%			17.02%
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091
MASSACHUSETTS MUTUAL INSURANCE CO *			21.85%
1295 STATE ST MTP C105
SPRINGFIELD MA 01111-0001
MERRILL LYNCH PIERCE FENNER &			5.39%		12.32%
SMITH INC * (HOUSE ACCOUNT)
THE AMERICAN BEACON FUNDS
4800 DEER LAKE DR EAST
JACKSONVILLE FL 32246-6484
MORGAN STANLEY SMITH BARNEY LLC *		5.36%

35

1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1901
NATIONAL FINANCIAL SERVICES LLC *		19.63%		23.08%
FOR EXCLUSIVE BENEFIT OF OUR
CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010
NATIONAL FINANCIAL SERVICES LLC *	32.79%				53.11%	47.66%	35.35%
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010
PERSHING LLC *				15.92%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
UBS WM USA *		9.08%
OMNI ACCOUNT M/F
ATTN DEPARTMENT MANAGER
1000 HARBOR BLVD 5TH FLR
WEEHAWKEN NJ 07086-6761
DCGT AS TTEE AND/OR CUST			6.13%
FBO PLIC VARIOUS RETIREMENT PLANS
OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES IA 50392-0001
LINCOLN RETIREMENT SERVICES COMPANY		14.42%
FBO SYLVANIA FRANCISCAN HEALTH 403B
PO BOX 7876
FORT WAYNE IN 46801-7876
LINCOLN RETIREMENT SERVICES COMPANY		5.10%
FBO TRI-STATE MEM HOSP INC 403B RET
PO BOX 7876
FORT WAYNE IN 46801-7876
PIMS/PRUDENTIAL RETIREMENT							17.75%
AS NOMINEE FOR THE TTEE/CUST PL
EVONIK CORPORATION 401(K)
299 JEFFERSON RD
PARSIPPANY NJ 07054-2827
STATE STREET BANK & TRUST CUST			10.04%

36

FBO STATIONARY ENGINEERS LOCAL 39
20 NEWPORT AVE EXT JQB513
QUINCY MA 02171
TAYNIK AND CO S/O STATE STREET	9.88%
BANK AND TRUST CO
C/O INVESTORS BANK & TRUST
200 CLARENDON ST PFG 90
BOSTON MA 02116-5021
VARIABLE BENEFIT TRUST		80.54%
C/O SSB MASTER TR DIVISION
ATTN SEAN GRAY
2 AVE DE LAFAYETTE LCC2
BOSTON MA 02111
VOYA RETIREMENT INSURANCE AND
ANNUITY COMPANY
ATTN MICHAEL KAMINSKI
ONE ORANGE WAY
WINDSOR CT 06095-4773
WELLS FARGO BANK FBO	9.11%
VARIOUS RETIREMENT PLANS
1525 WEST WT HARRIS BLVD
CHARLOTTE NC 28288-1076
WELLS FARGO BANK MN NA		19.42%
FBO AMR OFCRS SERP AMER BCN LG CP
PO BOX 1533
MINNEAPOLIS MN 55480-1533
*	Denotes record owner of Fund shares only

American Beacon Mid-Cap Value Fund

ShareholderAddr	Fund Percentage (listed if over 25%)	A CLASS	Advisor CLASS	C CLASS	Institutional CLASS	Investor CLASS	Y CLASS
CHARLES SCHWAB & CO * FOR THE						14.47%
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
ATTN MUTUAL FUNDS OPS
9601 E PANORAMA CIR
ENGLEWOOD CO 80112-3441
CHARLES SCHWAB & CO INC *					10.52%		47.52%
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
LPL FINANCIAL *				5.29%
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091
NATIONAL FINANCIAL SERVICES LLC *				8.16%
FOR EXCLUSIVE BENEFIT OF OUR
CUSTOMERS

37

ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010
NATIONAL FINANCIAL SERVICES LLC *		22.40%		20.86%	24.11%	20.33%
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010
PERSHING LLC *	25.05%		6.63%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
RAYMOND JAMES *	12.37%		13.03%
OMNIBUS FOR MUTUAL FUNDS
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100
UBS WM USA *			13.58%			12.53%
OMNI ACCOUNT M/F
ATTN DEPARTMENT MANAGER
1000 HARBOR BLVD 5TH FLR
WEEHAWKEN NJ 07086-6761
CBNA AS CUSTODIAN FBO		6.47%
GARRETT-STOTZ CO PROFIT SHARING PLA
6 RHOADS DR STE 7
UTICA NY 13502-6317
DCGT AS TTEE AND/OR CUST		10.03%		5.32%
FBO PLIC VARIOUS RETIREMENT PLANS
OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES IA 50392-0001
FIIOC FBO		4.94%
T L CANNON 401 (K) PLAN
100 MAGELLAN WAY
COVINGTON KY 41015-1987
GREAT-WEST LIFE AND ANNUITY	5.42%
FBO FUTURE FUNDS II
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002
LINCOLN RETIREMENT SERVICES COMPANY		11.64%
FBO HBCS 401K RETIREMENT
PO BOX 7876
FORT WAYNE IN 46801-7876
LINCOLN RETIREMENT SERVICES COMPANY	8.92%

38

FBO MONADNOCK COMM HOSP 403B RET PL
PO BOX 7876
FORT WAYNE IN 46801-7876
PIMS/PRUDENTIAL RETIREMENT	6.50%
AS NOMINEE FOR THE TTEE/CUST
MARIO SINACOLA & SONS
10950 RESEARCH RD
FRISCO TX 75033-2042
RELIANCE TRUST COMPANY FBO			35.10%
INSPER 401K
PO BOX 48529
ATLANTA GA 30362-1529
STATE STREET BANK AND TRUST CO		15.22%
FBO BAYLOR HEALTH CARE SYSTEM
RETIREMENT SAVINGS PLAN
401 (K) PLAN
801 PENNSYLVANIA AVE
KANSAS CITY MO 64105-1307
VRSCO	6.71%
FBO AIGFSB CUST TTEE FBO
CALDWELL MEMORIAL HOSPITAL 403(B)
2929 ALLEN PARKWAY, A6-20
HOUSTON TX 77019-7117
*	Denotes record owner of Fund shares only

American Beacon Retirement Income and Appreciation Fund

ShareholderAddr	Fund Percentage (listed if over 25%)	A CLASS	C CLASS	Investor CLASS	Y CLASS
CHARLES SCHWAB & CO INC *	32.59%			45.29%
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
FIRST CLEARING LLC *					12.16%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
2801 MARKET ST
ST LOUIS MO 63103-2523
MERRILL LYNCH PIERCE FENNER &		10.39%	6.20%
SMITH INC * (HOUSE ACCOUNT)
THE AMERICAN BEACON FUNDS
4800 DEER LAKE DR EAST
JACKSONVILLE FL 32246-6484
NATIONAL FINANCIAL SERVICES LLC *		26.07%
FOR EXCLUSIVE BENEFIT OF OUR
CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010

39

NATIONAL FINANCIAL SERVICES LLC *	31.81%			44.21%
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010
PERSHING LLC *		15.36%	33.96%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
RAYMOND JAMES *			52.42%		23.76%
OMNIBUS FOR MUTUAL FUNDS
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100
TD AMERITRADE INC * FOR THE				5.96%
EXCLUSIVE BENEFIT OF OUR CLIENTS
PO BOX 2226
OMAHA NE 68103-2226
UBS WM USA *		14.33%			16.26%
OMNI ACCOUNT M/F
ATTN DEPARTMENT MANAGER
1000 HARBOR BLVD 5TH FLR
WEEHAWKEN NJ 07086-6761
AMERICAN ENTERPRISE INV SVCS		6.37%
707 2ND AVE S
MINNEAPOLIS MN 55402-2405
AMERICAN ENTERPRISE INV SVCS		6.29%
707 2ND AVE S
MINNEAPOLIS MN 55402-2405
STRAFE & CO FBO					38.69%
WILLIAM QUINN & DOREEN QUINN TIC
PO BOX 6924
NEWARK DE 19714-6924
*	Denotes record owner of Fund shares only

American Beacon Small Cap Value Fund

ShareholderAddr	Fund Percentage (listed if over 25%)	A CLASS	Advisor CLASS	C CLASS	Institutional CLASS	Investor CLASS	Y CLASS
CHARLES SCHWAB & CO INC *					12.58%	15.81%	18.44%
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
FIRST CLEARING LLC *				9.57%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
2801 MARKET ST
ST LOUIS MO 63103-2523
LPL FINANCIAL *		17.62%		40.11%
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091

40

MERRILL LYNCH PIERCE FENNER				12.24%
SMITH INC * (HOUSE ACCOUNT)
THE AMERICAN BEACON FUNDS
4800 DEER LAKE DR EAST
JACKSONVILLE FL 32246-6484
NATIONAL FINANCIAL SERVICES LLC *		7.07%
FOR EXCLUSIVE BENEFIT OF OUR
CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010
NATIONAL FINANCIAL SERVICES LLC *	36.53%		16.82%		46.44%	44.39%	16.00%
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010
PERSHING LLC *		5.02%		6.38%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
UBS WM USA *				6.19%
OMNI ACCOUNT M/F
ATTN DEPARTMENT MANAGER
1000 HARBOR BLVD 5TH FLR
WEEHAWKEN NJ 07086-6761
DCGT AS TTEE AND/OR CUST			12.54%	4.91%		5.08%
FBO PLIC VARIOUS RETIREMENT PLANS
OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES IA 50392-0001
GREAT-WEST LIFE & ANNUITY		11.81%
FBO FUTURE FUNDS II
8515 E ORCHARD RD # 2T2
GREENWOOD VLG CO 80111-5002
GREAT-WEST TRUST CO LLC							8.16%
FBO RECORDKEEPING FOR VARIOUS
BENEFIT PL
C/O MUTUAL FUND TRADING
8525 E ORCHARD RD
GREENWOOD VILLAGE CO 80111-5002
GREAT-WEST TRUST COMPANY LLC TTEE F		22.14%	5.92%
EMPLOYEE BENEFITS CLIENTS 401K
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002
MELLON FINANCIAL C/F					5.33%

41

FLORIDA RETIREMENT SYSTEMS PEORP
MUTUAL FUND OPS
PO BOX 3198
PITTSBURGH PA 15230-3198
PIMS/PRUDENTIAL RETIREMENT	10.03%
AS NOMINEE FOR THE TTEE/CUST PL
THE INFIRMARY 401(K) PLAN
5 MOBILE INFIRMARY CIR
MOBILE AL 36607-3513
SAXON & CO PARTNERSHIP	7.81%
PO BOX 7780-1888
PHILADELPHIA PA 19182-0001
SAXON & CO		5.41%
PO BOX 7780-1888
PHILADELPHIA PA 19182-0001
VOYA RETIREMENT INSURANCE AND
ANNUITY COMPANY
ATTN MICHAEL KAMINSKI
ONE ORANGE WAY
WINDSOR CT 06095-4773
WELLS FARGO BANK FBO		13.53%
VARIOUS RETIREMENT PLANS
1525 WEST WT HARRIS BLVD
CHARLOTTE NC 28288-1076

*	Denotes record owner of Fund shares only

INVESTMENT SUB-ADVISORY AGREEMENTS

The Funds' sub-advisors are listed below with information regarding their controlling persons or entities. A person or entity with control with respect to an investment advisor has "the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company." Persons and entities affiliated with each sub-advisor are considered affiliates for a Fund with respect to which the subadvisor manages a portion of the Fund's assets.

Barrow, Hanley, Mewhinney & Strauss, LLC ("Barrow")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
OM Asset Management plc	Parent Company	Financial Services

Brandywine Global Investment Management, LLC ("Brandywine Global")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Legg Mason	Parent Company	Financial Services

Calamos Advisors LLC ("Calamos")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Calamos Asset Management, Inc.	Parent Company	Financial Services

Causeway Capital Management LLC ("Causeway")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Causeway Capital Holdings LLC	Parent Company	Parent Company

42

Dreman Value Management, LLC ("Dreman")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Holly and Meredith Dreman 2013 Trust	Majority Owners	Financial Services
David N. Dreman	Majority Owners	Financial Services
Mark Roach	Majority Owners	Financial Services
E. Clifton Hoover	Majority Owners	Financial Services
Evan Hershberg	Majority Owners	Financial Services

Hillcrest Asset Management, LLC ("Hillcrest")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Hillcrest Holdings, LLC	Majority Owners	Financial Services

Hotchkis and Wiley Capital Management, LLC ("Hotchkis")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
HWCap Holdings, LLC	Majority Owner	Financial Services
Stephens-H&W, LLC	Minority Owner	Financial Services

Lazard Asset Management LLC ("Lazard")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Lazard Freres & Co. LLC	Parent Company	Financial Services

Massachusetts Financial Services Company ("MFS")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Sun Life Financial, Inc	Majority Owner	Financial Services

Pzena Investment Management, LLC ("Pzena")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Richard S. Pzena	Majority Owner	Financial Services
Pzena Investment Management, Inc.	Minority Owner	Financial Services

Templeton Investment Counsel, LLC ("Templeton")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Franklin Resources, Inc.	Parent Company	Financial Services

The Boston Company Asset Management, LLC ("TBCAM")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Bank of New York Mellon Corporation	Parent Company	Financial Services

WEDGE Capital Management, L.L.P. ("WEDGE")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
8 General Partners	Ownership	Financial Services

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreement with each sub-advisor pursuant to which each sub-advisor receives an annualized sub-advisory fee that is calculated and accrued daily based on a percentage of the Funds' average daily assets. Each Investment Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund on no less than thirty (30) days' nor more than sixty (60) days' written notice to the sub-advisor, or by the sub-advisor upon sixty (60) days' written notice to the Trust. The Investment Advisory Agreements will continue in effect provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders.

43

MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES

The Manager

The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039 is a Delaware corporation and a wholly-owned subsidiary of Astro AB Borrower, Inc. ("AB Borrower"). AB Borrower is, in turn, a wholly-owned subsidiary of Astro AB Acquisition, Inc., which is a wholly-owned subsidiary of Astro AB Topco, Inc., a wholly-owned subsidiary of Astro AB Holdings, LLC ("Astro AB"). On April 30, 2015, the Manager's prior parent company was acquired by Astro AB, which is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC or Estancia Capital Partners L.P. ("Purchasers"), investment funds affiliated with Kelso & Company, L.P. or Estancia Capital Management, LLC, which are private equity firms. The address of Kelso and its investment funds is 320 Park Avenue, 24th Floor, New York, NY 10022. The address of Estancia and its investment fund is 20865 N 90th Place, Suite 200, Scottsdale, AZ 85255. The address of Astro AB is 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.

Listed below are individuals and entities that may be deemed control persons of the Manager.

Controlling Person/Entity	Basis of Control/Status	Nature of Controlling Person/Entity Business/Business History
Astro AB Holdings, LLC.	Parent Company	Founded in 2015
Kelso Investment Associates VIII	Ownership in Parent Company	Investment Fund

The Manager is paid a management fee as compensation for providing the Trust with advisory and asset allocation services. The management agreement provides for the Manager to receive an annualized management fee that is calculated and accrued daily, equal to the sum of 0.05% of the net assets of each Fund.  The expenses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class.  The Manager also receives a fee of 0.15% of the average daily net assets of the Balanced Fund and the Retirement Income and Appreciation Fund as compensation for the management of a portion of each Fund's assets (in addition to the portfolio management services of each Fund's short-term cash assets noted below).

Operating expenses directly attributable to a specific class are charged against the assets of that class. Pursuant to management and administration agreements, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust's operations. This includes:

■

complying with reporting requirements;

■

corresponding with shareholders;

■

maintaining internal bookkeeping, accounting and auditing services and records; and

■

supervising the provision of services to the Trust by third parties.

In addition to its oversight of the sub-advisors, the Manager may invest the portion of each Fund's assets that the sub-advisors determine to be allocated to short-term investments.

The Funds are responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of the Fund's tax returns; interest; costs of Trustee and shareholder meetings; preparing, printing and mailing Prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Fund's existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees; insurance and fidelity bond premiums; fees paid to service providers providing reports regarding adherence by sub-advisors to the investment style of a Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the sub-advisors; and any extraordinary expenses of a nonrecurring nature.

In addition to the management fee, the Manager is paid an administration fee for providing administrative services to the Funds. The administration agreement provides for the Manager to receive an annualized administration fee that is calculated and accrued daily, equal to the sum of 0.30% of the net assets of each share class except for AMR Class, which receives 0.05% of the net assets of the AMR Class.

The Manager and the Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement with each sub-advisor, as applicable, pursuant to which the Trust has agreed to pay the sub-advisor the amounts due under each Investment Advisory Agreement directly.

The following tables show the total management and administrative services fees paid to the Manager, fees waived or recouped by the Manager and fees paid to the sub-advisors during each Fund's three most recent fiscal years ended October 31. The fees paid to the Manager each year were equal to 0.05% of the Fund's average daily net assets. The fees paid to the sub-advisors are expressed both as a dollar amount and percentage of a Fund's average net assets.

44

The Manager also receives a fee of 0.15% of the average daily net assets of the Balanced Fund and the Retirement Income and Appreciation Fund as compensation for the management of a portion of each Fund's assets.

Management Fees Paid to American Beacon Advisors, Inc.
Fund	2013	2014	2015
Balanced	$405,135	$467,307	$535,809
Large Cap Value	$4,,670,406	$5,686,051	$5,672,823
Mid-Cap Value	$76,107	$185,216	$364,577
Small Cap Value	$2,331,258	$2,703,752	$2,882,009
International Equity	$1,117,626	$1,141,890	$1,202,195
Retirement Income and Appreciation	$75,222	$52,281	$49,066

Subadvisor Fees
Fund	2013	2014	2015
Balanced	$1,368,416	$1,566,133	$1,710,905
	0.17%	0.17%	0.16%
Large Cap Value	$17,215,384	$21,026,011	$20,576,034
	0.18%	0.18%	0.18%
Mid-Cap Value	$786,165	$1,735,505	$3,072,588
	0.51%	0.47%	0.42%
Small Cap Value	$17,208,138	$21,741,559	$23,097,764
	0.42%	0.39%	0.41%
International Equity	$4,315,404	$5,595,851	$5,705,329
	0.27%	0.25%	0.24%
Retirement Income and Appreciation	$402,130	$300,733	$258,093
	0.27%	0.29%	0.26%

Management Fees (Waived)/Recouped
Fund	2013	2014	2015
Balanced	$1,590	$5,418	-
Large Cap Value	$2,833	$1,535	-
Mid-Cap Value	$(6,141)	$59,966	-
Small Cap Value	$(3,219)	$(493)	$6,940
International Equity	$(87,598)	$(151,582)	$(105,014)
Retirement Income and Appreciation	$5,501	$(2,785)	$(2,963)

Administrative Service Fees
Fund	2013	2014	2015
Balanced	$845,433	$1,165,654	$1,496,947
Large Cap Value	$26,397,354	$32,198,389	$32,090,490
Mid-Cap	$220,961	$809,306	$1,888,692
Small Cap Value	$11,516,275	$15,304,143	$16,356,833
International Equity	$4,266,778	$5,685,331	$6,119,008
Retirement Income and Appreciation	$455,576	$315,355	$294,399

The Manager (or another entity approved by the Board) under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act, is paid up to up to 0.25% per annum of the average daily net assets of the A Class shares, up to 1.00% per annum of the average daily net assets of the C Class shares, and up to 0.25% per annum of the average daily net assets of the Advisor Class shares of each Fund for distribution and shareholder servicing related services, including expenses relating to selling efforts of various broker-dealers, shareholder servicing fees and the preparation and distribution of A Class, C Class, and Advisor Class advertising material and sales literature. The Manager will receive Rule 12b-1 fees from the A Class, C Class, and Advisor Class regardless of the amount of the Manager's actual expenses related to distribution and shareholder servicing efforts on behalf of each Class. Thus, the Manager may realize a profit or a loss based upon its actual distribution and shareholder servicing related expenditures for the A Class, C Class, and Advisor Class. The Manager anticipates that the Rule 12b-1 plan will benefit shareholders by providing broader access to the Funds through broker-dealers and other financial intermediaries who require compensation for their expenses in order

45

to offer shares of the Funds. Distribution fees pursuant to Rule 12b-1 under the Investment Company Act for the fiscal year ended October 31, 2015 were:

A Class
Fund	Distribution Fee
Balanced	$75,276
Large Cap Value	$91,463
Mid-Cap Value	$46,562
Small Cap Value	$104,859
International Equity	$23,770
Retirement Income and Appreciation	$2,471

C Class
Fund	Distribution Fee
Balanced	$423,319
Large Cap Value	$116,080
Mid-Cap Value	$57,851
Small Cap Value	$108,766
International Equity	$31,991
Retirement Income and Appreciation	$20,077

Advisor Class
Fund	Distribution Fee
Balanced	$37,944
Large Cap Value	$381,867
Mid-Cap Value	$20,113
Small Cap Value	$254,072
International Equity	$40,114

The A Class, C Class, Y Class, Advisor Class, and Investor Class have each adopted a Service Plan (collectively, the "Plans"). The Plans authorize the payment to the Manager (or another entity approved by the Board) of up to 0.375% per annum of the average daily net assets of the Investor Class shares, up to 0.25% per annum of the average daily net assets of the A Class shares, up to 0.25% per annum of the average daily net assets of the C Class shares, up to 0.25% per annum of the average daily net assets of the Advisor Class shares, and up to 0.10% per annum of the average daily net assets of the Y Class shares. The Manager or other approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of A Class, C Class, Y Class, Advisor Class, and Investor Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of a Fund's "Other Expenses" in the Table of Fees and Expenses in the Prospectus, will be payable monthly in arrears. The fees for each Class will be paid on the actual expenses incurred in a particular month by the entity for the services provided pursuant to the respective Class and its Service Plan. The primary expenses expected to be incurred under the Plans are shareholder servicing, record keeping fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers. Service fees for the last three fiscal years ended October 31 were as follows:

A Class
Fund	2013	2014	2015
Balanced	$6,982	$23,153	$45,166
Large Cap Value	$13,033	$26,840	$54,878
Mid-Cap Value	$940	$16,145	$27,937
Small Cap Value	$10,938	$45,637	$62,915
International Equity	$3,998	$11,055	$14,262
Retirement Income and Appreciation	$3,051	$818	$1,482

46

C Class
Fund	2013	2014	2015
Balanced	$9,420	$32,853	$63,498
Large Cap Value	$5,302	$11,363	$17,412
Mid-Cap Value	$622	$4,632	$8,678
Small Cap Value	$6,062	$12,379	$16,315
International Equity	$1,098	$3,540	$4,799
Retirement Income and Appreciation	$3,030	$2,872	$3,011

Y Class
Fund	2013	2014	2015
Balanced	$3,803	$22,191	$43,550
Large Cap Value	$223,840	$377,358	$442,738
Mid-Cap Value	$865	$14,543	$54,215
Small Cap Value	$71,022	$166,260	$217,316
International Equity	$243,562	$494,826	$572,432
Retirement Income and Appreciation	$1,287	$717	$882

Advisor Class
Fund	2013	2014	2015
Balanced	$12,316	$27,418	$37,944
Large Cap Value	$288,790	$319,601	$381,867
Mid-Cap Value	$1,531	$8,347	$20,113
Small Cap Value	$156,056	$266,451	$254,072
International Equity	$7,150	$15,896	$40,114

Investor Class
Fund	2013	2014	2015
Balanced	$339,029	$448,536	$563,282
Large Cap Value	$13,189,238	$14,882,312	$13,786,603
Mid-Cap Value	$19,532	$233,872	$712,409
Small Cap Value	$2,988,918	$3,333,597	$2,808,580
International Equity	$1,270,796	$1,303,664	$1,306,259
Retirement Income and Appreciation	$543,058	$380,194	$353,358

The Manager also may receive up to 25% of the net monthly income generated from the Funds securities lending activities as compensation for administrative and oversight functions with respect to securities lending of the Funds. Currently, the Manager receives 10% of such income for the series of the Trust that engage in securities lending activities. Fees received by the Manager from securities lending for the fiscal years ended October 31 were approximately as follows:

Fund	2013	2014	2015
Mid-Cap Value	-	$2,903	$5,078
Small Cap Value	$260,101	$347,430	$537,402
International Equity	$241,760	$177,977	$111,013

The SEC has granted exemptive relief that permits the Funds to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

The Manager has contractually agreed from time to time to reduce fees and/or reimburse expenses for the Funds in order to maintain competitive expense ratios for the Funds. In July of 2003, the Board approved a policy whereby the Manager may seek repayment for such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by a Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Fund's Total Annual Fund Operating Expenses to exceed the previously agreed upon contractual expense limit.

The Distributor

Foreside Fund Services, LLC ("Foreside" or "Distributor"), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor and

47

principal underwriter of the Funds' shares. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Funds' shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. Pursuant to a Sub-Administration Agreement between Foreside and the Manager, Foreside receives a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of the Distributor to facilitate distribution of Fund shares. Foreside also receives a fee from the Manager under a Marketing Agreement pursuant to which Foreside provides services in connection with the marketing of the Fund to institutional investors. Pursuant to the Distribution Agreement, the Distributor receives, and may re-allow to broker-dealers, all or a portion of the sales charge paid by the purchasers of A and C Class shares. For A and C Class shares, the Distributor receives commission revenue consisting of the portion of A and C Class sales charge remaining after the allowances by the Distributor to the broker dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.

The aggregate commissions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charge ("CDSC") retained by the Distributor on the redemption of shares during each of the Fund's three most recent fiscal years ended October 31 are shown in the table below.

American Beacon Fund	Fiscal Year	Aggregate Commissions	Amount Retained by the Distributor
Balanced	2015	$411,560	$38,714
	2014	$459,015	$46,830
	2013	$182,773	$19,538
Large Cap Value	2015	$89,329	$9,807
	2014	$151,068	$21,901
	2013	$75,184	$10,699
Mid-Cap Value	2015	$27,462	$1,745
	2014	$76,767	$6,903
	2013	$23,607	$3,482
Small Cap Value	2015	$80,949	$7,868
	2014	$104,026	$11,986
	2013	$79,532	$8,573
International Equity	2015	$38,550	$4,759
	2014	$42,120	$3,444
	2013	$39,796	$5,192
Retirement Income and Appreciation	2015	$9,206	$1,014
	2014	$3,717	$79
	2013	$2,305	$77

OTHER SERVICE PROVIDERS

State Street, located at 1 Iron Street, Boston, Massachusetts 02110, serves as custodian for the Funds. In addition to its other duties as custodian, pursuant to an Administrative Services Agreement and instructions given by the Manager, State Street may receive compensation from the Funds for investing certain excess cash balances in designated futures, forwards or registered money market funds. State Street also serves as the Funds' Foreign Custody Manager pursuant to rules adopted under the Investment Company Act, whereby it selects and monitors eligible foreign sub-custodians.

Boston Financial Data Services (an affiliate of State Street), located at 330 W. 9th Street, Kansas City, Missouri 64105. is the transfer agent and dividend paying agent for the Trust and provides these services to Fund shareholders.

The Fund's independent registered public accounting firm is Ernst & Young LLP, which is located at 2323 Victory Avenue, Suite 2000, Dallas, Texas 75219. K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Fund.

48

PORTFOLIO MANAGERS

The portfolio managers to each Fund (the "Portfolio Managers") have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts has been provided by each Portfolio Manager's firm and is set forth below. The number of accounts and assets is shown as of October 31, 2015.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
American Beacon Advisors, Inc.
Kirk L. Brown	9($3.3 bil)	N/A	1($3.6 bil)	N/A	3($97 mil) [1]	N/A
Erin Higginbotham	4($244 mil)	N/A	5($9.6 bil)	N/A	N/A	N/A
Gene L. Needles, Jr.	33($25.1 bil)	N/A	3($10.2 bil)	N/A	3($97 mil) [1]	N/A
Adriana R. Posada *	11($19.5 bil)	N/A	3($6.6 bil)	N/A	N/A	N/A
Samuel Silver	6($672 mil)	N/A	7($14.4 bil)	N/A	N/A	N/A
Patrick A. Sporl	4($244 mil)	N/A	5($9.6 bil)	N/A	N/A	N/A
Cynthia Thatcher	10($1.8 bil)	N/A	N/A	N/A	N/A	N/A
*	Effective March 31, 2016, Adriana R. Posada will retire and no longer serve as Portfolio Manager of the Funds.
[1]	As of June 30, 2015

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Barrow, Hanley, Mewhinney & Strauss, LLC
James P. Barrow [1]	1($3.3 bil)	1($187.7 mil)	13($2.6 bil)	1($3.1 bil)	N/A	N/A
Mark Giambrone [1],2	10($5.9 bil)	2($358.3 mil)	48($3.9 bil)	1($3.1 bil)	N/A	N/A
James S. McClure	4($562.1 mil)	N/A	17($1.2 bil)	N/A	N/A	N/A
John P. Harloe	4($562.1 mil)	N/A	17($1.2 bil)	N/A	N/A	N/A
John S. Williams	4($292.6 mil)	3($301.4 mil)	143($11.9 bil)	N/A	N/A	1($829.1 mil)
J. Scott McDonald	4($292.6 mil)	3($301.4 mil)	143($11.9 bil)	N/A	N/A	1($829.1 mil)
Mark C. Luchsinger	4($292.6 mil)	3($301.4 mil)	143($11.9 bil)	N/A	N/A	1($829.1 mil)
Deborah A. Petruzzelli	4($292.6 mil)	3($301.4 mil)	143($11.9 bil)	N/A	N/A	1($829.1 mil)
David R. Hardin	4($292.6 mil)	3($301.4 mil)	143($11.9 bil)	N/A	N/A	1($829.1 mil)
[1]	Messrs. Barrow and Giambrone are part of a team managing 11 other accounts and $7.9 billion in the mid cap value strategy.
[2]	Mr. Giambrone is a member of a team managing 58 other accounts and $5.8 billion in the large cap value strategy.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Brandywine Global Investment Management, LLC
Henry Otto	8($7.6 bil)	10($230.0 mil)	10($430.9 mil)	N/A	N/A	N/A
Steve Tonkovich	8($7.6 bil)	10($230.0 mil)	10($430.9 mil)	N/A	N/A	N/A
Paul Lesutis	1($90.7 mil)	4($61.7 mil)	28($2.3 bil)	N/A	N/A	2($7.6 mil)
Patrick Kaser	1($90.7 mil)	4($61.7 mil)	28($2.3 bil)	N/A	N/A	2($7.6 mil)
James Clarke	1($90.7 mil)	5($62.2 mil)	28($2.3 bil)	N/A	N/A	2($7.6 mil)
Steve Smith	7($5.7 bil)	42($17.1 bil)	97($27.8 bil)	N/A	3($587.5 mil)	17($11.6 bil)

49

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Calamos Advisors, LLC
John P. Calamos, Sr.	29($20.5 bil)	9($828 mil)	1,813($1.7 bil)	2($800 mil)	N/A	N/A
John Hillenbrand	25($16.5 bil)	9($828 mil)	1,813($1.7 bil)	2($800 mil)	N/A	N/A
Eli Pars	21($17.4 bil)	5($531 mil)	1,813($1.7 bil)	2($800 mil)	N/A	N/A
Jon Vacko	25($16.5 bil)	9($828 mil)	1,813($1.7 bil)	2($800 mil)	N/A	N/A

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Causeway Capital Management LLC
Sarah H. Ketterer	14($12.8 bil)	18($4.8 bil)	111($$20.5 bil)	N/A	N/A	6($1.3 bil)
Harry W. Hartford	14($12.8 bil)	18($4.8 bil)	100($20.4 bil)	N/A	N/A	6($1.3 bil)
James A. Doyle	14($12.8 bil)	18($4.8 bil)	100($20.4 bil)	N/A	N/A	6($1.3 bil)
Jonathan P. Eng	14($12.8 bil)	18($4.8 bil)	97($20.4 bil)	N/A	N/A	6($1.3 bil)
Conor Muldoon	14($12.8 bil)	18($4.8 bil)	104($20.4 bil)	N/A	N/A	6($1.3 bil)
Foster Corwith	14($12.8 bil)	18($4.8 bil)	95($20.4 bil)	N/A	N/A	6($1.3 bil)
Ellen Lee	14($12.8 bil)	18($4.8 bil)	95($20.4 bil)	N/A	N/A	6($1.3 bil)
Alessandro Valentini	14($12.8 bil)	18($4.8 bil)	96($20.4 bil)	N/A	N/A	6($1.3 bil)

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Dreman Value Management, LLC
Mark Roach	2($230 mil)	N/A	6($75 mil)	N/A	N/A	N/A
Mario Tufano	2($230 mil)	N/A	6($75 mil)	N/A	N/A	N/A

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Hillcrest Asset Management LLC
Brian R. Bruce	None	3($60.9 mil)	12($63.2 mil)	None	None	None
Douglas Stark	None	3($60.9 mil)	12($63.2 mil)	None	None	None
Brandon Troegle	None	3($60.9 mil)	12($63.2 mil)	None	None	None
Richard Wilk	None	3($60.9 mil)	12($63.2 mil)	None	None	None

50

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Hotchkis and Wiley Capital Management, LLC
Patricia McKenna	11($13.0 bil)	8($943.6 mil)	67($9.5 bil)	1($5.8 bil)	1($48.4 mil)	4($711.8 mil)
Sheldon Lieberman	11($13.0 bil)	8($943.6 mil)	67($9.5 bil)	1($5.8 bil)	1($48.4 mil)	4($711.8 mil)
George Davis	11($13.0 bil)	8($943.6 mil)	67($9.5 bil)	1($5.8 bil)	1($48.4 mil)	4($711.8 mil)
David Green	11($13.0 bil)	8($943.6 mil)	67($9.5 bil)	1($5.8 bil)	1($48.4 mil)	4($711.8 mil)
Jim Miles	11($13.0 bil)	8($943.6 mil)	67($9.5 bil)	1($5.8 bil)	1($48.4 mil)	4($711.8 mil)
Judd Peters	11($13.0 bil)	8($943.6 mil)	67($9.5 bil)	1($5.8 bil)	1($48.4 mil)	4($711.8 mil)
Scott McBride	11($13.0 bil)	8($943.6 mil)	67($9.5 bil)	1($5.8 bil)	1($48.4 mil)	4($711.8 mil)

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Lazard Asset Management LLC
John Reinsberg	9($4.3 bil)	4($467.9 mil)	71($11.2 bil)	N/A	2($68.0 mil)	1($93.9 mil)
Michael A. Bennett	12($7.5 bil)	5($477.5 mil)	249($18.5 bil)	1($3.1 bil)	N/A	1($93.9 mil)
Michael G. Fry	9($4.5 bil)	4($109.9 mil)	20($12.9 bil)	1($3.1 bil)	N/A	1($93.9 mil)
Michael S. Powers	9($4.5 bil)	4($109.9 mil)	204($12.9 bil)	1($3.1 bil)	N/A	1($93.9 mil)
Kevin J. Matthews	7($4.2 bil)	1($127.7 mil)	168($10.7 bil)	1($3.1 bil)	N/A	1($93.9 mil)

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Massachusetts Financial Services Company
Steven R. Gorham	16($59.1 bil)	8($6.1 bil)	45($18.1 bil)	N/A	N/A	N/A
Nevin P. Chitkara	17($59.2 bil)	8($6.1 bil)	45($18.1 bil)	N/A	N/A	N/A

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Pzena Investment Management, LLC
Richard S. Pzena	8($9.3 bil)	24($734 bil)	87($3.6 bil)	2($6.6 bil)	N/A	2($811 mil)
Eli Rabinowich	3($1.3 bil)	2($5 mil)	3($189 mil)	1($1.3 bil)	N/A	N/A
John Flynn	5($1.3 bill)	8($18.6 mil)	37($1.3 bil)	N/A	N/A	1($6.6 mil)

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Templeton Investment Counsel, LLC
Antonio Docal	8($10.5 bil)	1($224 mil)	11($2.1 bil)	N/A	N/A	N/A
Peter A. Nori	14($16.6 bil)	1($1.4 bil)	34($7.1 bil)	N/A	N/A	1($222 mil)
Cindy Sweeting	15($15.9 bil)	3($1.6 bil)	34($10.0 bil)	N/A	N/A	1($222 mil)

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	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
The Boston Company Asset Management, LLC
Joseph M. Corrado	6($1.8 bil)	3($276.6mil)	18($1.0 bil)	None	$0	$0
Edward R. Walter	6($1.8 bil)	2($234.4 mil)	15($975 mil)	None	$0	$0

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
WEDGE Capital Management, L.L.P.
Brian Pratt	3($968.3 mil)	1($118.7 mil)	114($3.1 bil)	None	None	None
John Carr	3($968.3 mil)	1($118.7 mil)	114($3.1 bil)	None	None	None
Richard Wells	3($968.3 mil)	1($118.7 mil)	114($3.1 bil)	None	None	None

Conflicts of Interest

As noted in the table above, the Portfolio Managers manage accounts other than the Funds. This side-by-side management may present potential conflicts between a Portfolio Manager's management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the Manager and each sub-advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of the Fund and other accounts. The information regarding potential conflicts of interest of each sub-advisor was provided by each firm.

The Manager  The Manager's Portfolio Managers are responsible for managing the Funds and other accounts, including separate accounts and unregistered funds. The Manager typically assigns Funds and accounts with similar investment strategies to the same Portfolio Manager to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Manager or one of its affiliates in an account and certain trading practices used by the Portfolio Managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). The Manager has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Manager has adopted policies limiting the ability of Portfolio Managers to cross securities between a Fund and a separate account and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

Portfolio Managers of the Manager with responsibility for oversight of Fund sub-advisors are also responsible for overseeing sub-advisors selected by the Manager to manage other client accounts. In some cases, the same investment process and overall investment strategy are used for both a Fund and another client account. When a sub-advisor has a limited capacity for managing assets, these Portfolio Managers may have an incentive to allocate the capacity disproportionately among clients. Certain Portfolio Managers oversee fixed income assets managed internally by the Manager as well as equity and fixed income assets managed externally by sub-advisors. Potential conflicts of interest may occur when the Manager's Portfolio Managers allocate Fund assets to internal fixed income Portfolio Managers rather than external Portfolio Managers, since the Manager has the potential to earn more fees under this scenario. These potential conflicts of interest are disclosed to the Board in connection with the process of approving the Manager as an investment advisor to the Funds.

Barrow, Hanley, Mewhinney & Strauss, LLC ("Barrow") Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund(s)). Barrow manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored or disfavored at the expense of another. Barrow's investment management and trading policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Brandywine Global Investment Management, LLC ("Brandywine Global") Brandywine Global does not foresee any potentially material conflicts of interest as a result of concurrent management of the American Beacon Balanced, American Beacon Large Cap Value and American Beacon Small Cap Value Funds and other accounts. Brandywine Global follows the same buy and sell discipline for all positions across all portfolios, subject to client specific restrictions. Portfolios may differ in a strategy slightly due to differences in available cash, contributions and withdrawals.

Calamos Advisors LLC ("Calamos") Calamos does not foresee any potentially material conflicts of interest as a result of concurrent management of the American Beacon Retirement Income and Appreciation Fund (the "Fund") and other accounts.

Other than potential conflicts between investment strategies, the side-by-side management of both registered investment companies and other accounts may raise potential conflicts of interest due to the interest held by Calamos in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Registered Investment Company and another account and allocation of aggregated trades). Similarly, trading in securities by Calamos personnel for their own accounts potentially could conflict with the interest of clients. If Calamos manages accounts that engage in short sales of securities of the type in which the Fund invests, Calamos could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Calamos does not believe that any of these potential

52

conflicts of interest are material, and Calamos has policies and procedures in place to detect, monitor and resolve these and other potential conflicts of interest that are inherent to its business as an investment advisor.

Causeway Capital Management LLC ("Causeway") The Causeway portfolio managers who manage a portion, or "Sleeve," of the American Beacon International Equity Fund (the "Sleeve") also manage their own personal accounts and other accounts, including corporations, pension plans, public retirement plans, Taft-Hartley pension plans, endowments and foundations, mutual funds, charities, private trusts, wrap fee programs, and other institutions (collectively, "Other Accounts"). In managing the Other Accounts, the portfolio managers employ investment strategies similar to that used in managing the Sleeve, subject to certain variations in investment restrictions. The portfolio managers purchase and sell securities for the Sleeve that they also recommend to Other Accounts. The portfolio managers at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies. The Other Accounts pay higher management fee rates than the Sleeve or pay performance-based fees to Causeway. Causeway is the investment adviser and sponsor of a number of mutual funds ("Causeway Mutual Funds"). All of the portfolio managers have personal investments in one or more of the Causeway Mutual Funds. Each of Ms. Ketterer and Mr. Hartford hold a controlling interest in Causeway's equity and Messrs. Doyle, Eng, Muldoon, Corwith, Valentini and Ms. Lee have minority interests in Causeway's equity.

Actual or potential conflicts of interest arise from the Sleeve's portfolio managers' management responsibilities with respect to the Other Accounts and their own personal accounts. These responsibilities may cause portfolio managers to devote unequal time and attention across client accounts and the differing fees, incentives and relationships with the various accounts provide incentives to favor certain accounts. Causeway has written compliance policies and procedures designed to mitigate or manage these conflicts of interest. These include policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information. Causeway's global absolute return strategy takes both long and short positions in securities. Causeway has a policy that it will not enter into a short position in a security on behalf of any client account if, at the time of entering into the short position, any other client account managed by Causeway holds a long position in a security of the issuer. Causeway also has a Code of Ethics which, among other things, limits personal trading by portfolio managers and other employees of Causeway. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.

Dreman Value Management, LLC ("Dreman") Dreman manages clients' accounts using a contrarian value investment strategy. Dreman uses a model portfolio and rebalances client accounts whenever changes are made to the model portfolio. In addition, to the extent practicable, Dreman aggregates its trades and allocates the trades to all participating client accounts in an equitable manner. Dreman strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of Dreman eliminates any potential or apparent conflicts of interest that could arise when a Portfolio Manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. Dreman does not receive any performance-based fees. Dreman's investment professionals are compensated in the same manner for all client accounts irrespective of the type of account.

Hillcrest Asset Management, LLC. ("Hillcrest") Hillcrest does not anticipate any conflicts of interest in view of its discretionary authority over other accounts. Hillcrest anticipates potential conflicts between funds or with other types of accounts can be managed through allocation policies and procedures, internal review processes and independent third parties review to ensure no client favored at the expense of another.

Hotchkis and Wiley Capital Management, LLC ("Hotchkis") The American Beacon Balanced, American Beacon Large Cap Value and American Beacon Small Cap Value Funds are managed in part by Hotchkis' investment team ("Investment Team"). The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. Hotchkis may be restricted from purchasing more than a limited percentage of the outstanding shares of a company. If a company is a viable investment for more than one investment strategy, Hotchkis has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably.

Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay Hotchkis performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for Hotchkis to favor such accounts in making investment decisions and allocations, Hotchkis has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.

Since all accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy.

Lazard Asset Management LLC ("Lazard") Lazard's Portfolio Managers manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm's best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Although the potential for conflicts of interest exist because Lazard and the Portfolio Managers manage other accounts with similar investment objectives and strategies as the American Beacon International Equity Fund ("Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject

53

to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard's management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, Portfolio Managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual Portfolio Manager's time dedicated to each account, Lazard periodically reviews each Portfolio Manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or its Portfolio Managers have a materially larger investment in a Similar Account than their investment in the Fund.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Portfolio managers and portfolio management teams are generally not permitted to manage long-only assets alongside long/short assets, although may from time to time manage both hedge funds and long-only accounts, including open-end and closed-end registered investment companies.

Massachusetts Financial Services Company ("MFS") MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts. The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS' trade allocation policies may give rise to conflicts of interest if the Fund's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund's investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

Pzena Investment Management, LLC ("Pzena") In Pzena's view, conflicts of interest may arise in managing the American Beacon Mid-Cap Value Fund's portfolio investment, on the one hand, and the portfolios of Pzena's other clients and/or accounts (together "Accounts"), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Pzena's policy or procedure for handling them. Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team's time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., classic value investing), and by managing all Accounts on a product specific basis. Thus, all mid cap value Accounts, whether they be Fund accounts, institutional accounts or individual accounts are managed using the same investment discipline, strategy and proprietary investment model as the Fund.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts that are designed to ensure each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/ initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account. The only changes to the allocations made at the time of the creation of the order, are if there is a partial fill for an order. Depending upon the size of the execution, Pzena may choose to allocate the executed shares through pro-rata breakdown, or on a random basis. As with all trade allocations, each Account generally receives pro rata allocations of any hot issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or hot issue investment include the account having Financial Industry Regulatory Authority ("FINRA") restricted person status, lack of available cash to make the purchase, or a client imposed trading prohibition on IPOs or on the business of the issuer.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena will bunch or aggregate like orders where to do so will be beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these

54

cases, Pzena may place separate, non-simultaneous, transactions for the Fund and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders' interests) or its current investment strategy.

Pzena manages some Accounts under performance based fee arrangements.  Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena generally requires portfolio decisions to be made on a product specific basis. Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

Templeton Investment Counsel, LLC ("Templeton") The management of multiple funds, including the American Beacon International Equity Fund and other accounts may give rise to potential conflicts of interest if the American Beacon International Equity Fund and other accounts have different objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts. Templeton seeks to manage such competing interests for the time and attention of Portfolio Managers by having Portfolio Managers focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment strategies that are used in connection with the management of the American Beacon International Equity Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the American Beacon International Equity Fund may outperform the securities selected for the American Beacon International Equity Fund. Moreover, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the American Beacon International Equity Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. Templeton seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a Portfolio Manager's compensation may give rise to potential conflicts of interest. A Portfolio Manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a Portfolio Manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While Templeton has adopted a code of ethics which it believes contains provisions reasonably necessary to prevent a wide range of prohibited activities by Portfolio Managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

Templeton has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The Boston Company Asset Management, LLC ("TBCAM") This disclosure statement is intended to describe the general conflicts of interest that have been identified at TBCAM and the corresponding mitigants. A conflict of interest is a scenario whereby a person or firm has an incentive to serve one interest at the expense of another interest.

This is not intended to be an exhaustive list of all conflicts that currently exist or that may exist in the future.

Side by Side Issues

1

Same investment team managing multiple client accounts

2

Allocation of Investment Opportunities

3

Favoring clients with performance based fees

Description of Perceived Conflicts: A portfolio manager may favor one account over another account.

Mitigant: All accounts in the same strategy are managed and traded identically with the exception of client imposed restrictions. Accounts in the same strategy are categorized in the same product group(s) and traded accordingly. Trades are typically allocated to accounts on a pre-trade pro-rata basis. Compliance conducts monthly dispersion reviews by strategy.

Related Party Arrangements

1

Management of proprietary accounts alongside other accounts

2

Management of affiliated accounts alongside other accounts

3

Affiliated brokerage

4

Affiliated underwriting

Description of Perceived Conflicts: Affiliated and proprietary accounts will be advantaged over other accounts. TBCAM will participate in syndicate deals (IPO's and secondary offerings) where an affiliate is part of the underwriting syndicate to benefit the affiliate. TBCAM will execute trades with affiliated broker-dealers for reasons other than best execution.

55

Mitigants: All accounts (including affiliated and proprietary accounts) in the same strategy are managed identically as described in the Side by Side Issues section. Trading does not use affiliate brokers to execute trades unless expressly instructed to do so by clients. Compliance is notified of all syndicate deals that the firm is participating in and confirms whether or not an affiliate is part of the underwriting syndicate. Where an affiliate is involved, the affiliate is never the executing broker and Compliance ensures that only permissible accounts participate.

Brokerage Related Conflicts

1

Soft dollars

2

Broker selection

3

Simultaneous trading

Description of Perceived Conflicts: Client commissions are used to purchase research and brokerage that is outside of the Section 28(e) safe harbor. Client commissions are used to purchase research and brokerage that is duplicative.

Brokers are selected for reasons other than for purposes of best execution.

Simultaneous trading occurs when a single investment decision results in multiple buyers or sellers being in the market at the same time. Multiple orders create the appearance of increased supply or demand that may increase or decrease prices. Such simultaneous trading may occur any time where TBCAM makes portfolio decisions, but does not execute the corresponding trades (i.e. model or UMA business, total return swaps).

Mitigants: All requests for services paid for with soft dollars are approved by the following individuals: requester's manager, Director of Commission Management, CIO, Head Trader, CCO and COO. In addition, all services paid for with soft dollars are reviewed by the Brokerage Practices Committee no less often than annually.

Executing brokers are selected by TBCAM traders and must be on one of the approved broker lists. TBCAM has commissioned a 3rd party vendor to perform trade cost analysis (TCA). The head trader reviews TCA reports with lead portfolio managers along with the designated trader responsible for executing trades for the strategy. TCA reports are also reviewed at the Brokerage Practices Committee at least annually. TBCAM has entered into commission sharing arrangements (CCA's or CSA's) with several counterparties pursuant to which TBCAM may execute transactions through a broker and request that the broker allocate a portion of the commission or commission credits to another firm that provides research and other products to TBCAM. These arrangements allow the execution decision to be independent of the research decision. The impact of simultaneous trading is mitigated through coordinated trading arrangements and monitored through trade cost analysis.

Personal Interests

1

Personal trading

2

Outside affiliations and directorship

3

Gifts and entertainment

Description of Perceived Conflicts: Employees are permitted to trade in stocks that the firm recommends and trades in for its clients. Employees outside interests may be in direct or indirect conflict with their job responsibilities at TBCAM. There is a perception that portfolio managers and research analysts purchase research with client commissions from brokers and independent providers that provide gifts and/or entertainment. Likewise, there is a perception that traders may execute trades with brokers that provide gifts and/or entertainment without taking into account execution capabilities.

Mitigants: TBCAM has in place a comprehensive Securities Trading Policy which requires that all personal trades (with few exceptions) be precleared; prohibits short term trading; and requires extensive reporting and certification of compliance. Monitoring and back testing is performed by the Compliance Department on an on-going basis. Employees that hold positions at unaffiliated entities must disclose such positions and in certain cases obtain approval.

TBCAM has in place a Gifts and Entertainment Policy that requires all employees to report all gifts and any entertainment accepted that has a value greater than $10.00. The Compliance Department reviews gifts and entertainment received to identify concerning patterns or trends.

TBCAM has implemented policies and procedures to comply with Rule 206(4)-5 of the Investment Advisers Act of 140, as amended. Certain employees that are considered "covered persons" must report and obtain approval prior to making any campaign donations for state or local elections.

Compensation Conflicts

Description of perceived conflict: Portfolio managers will provide preferential treatment to certain types of accounts, such as those that pay a higher advisory fee and/or have a performance fee, include an investment by the portfolio manager or otherwise result in an increase in compensation payable to the portfolio manager.

Mitigant: Compensation of investment personnel includes both a fixed base salary and a discretionary bonus. The discretionary bonus is not tied to the performance of any one account. Compensation of investment teams that manage hedge funds alongside other accounts is subject to long-only account performance hurdles.

Operational Conflicts

1

Valuation and pricing

2

Product development

3

Disclosure practices

4

Error correction

5

Proxy Voting

56

Description of Perceived Conflicts: Securities may be improperly valued and priced resulting in inflated performance results and advisory fees.  Products may be developed or new activities undertaken that create new conflicts or undermine the mitigation of pre-existing conflicts.  Certain clients may be provided with information that other clients do not have access to.

Errors resulting in client accounts may have a negative impact on performance and result in lower advisory fees. As a result, unnecessary risks may be assumed in an effort to reverse the impact of the error.

Proxies associated with companies of clients or prospects may be voted in a manner that places the firm's interests ahead of the interests of client accounts.

Mitigants: All securities are priced through a 3rd party pricing service. Where a security is not priced or where the price is stale or otherwise impeded, TBCAM has in place fair value pricing procedures implemented by a Valuation Working Group and overseen by a Valuation Steering Committee. Portfolio managers and research analysts serve as an input, but are not the determining factor in matters of pricing and valuation of securities.

New activities and products are vetted through the Product Development Committee. If the committee approves the new activity or product, a pre-defined on-boarding process occurs where a component of the process is a risk assessment that factors in whether the new activity or product introduces new conflicts or impacts existing mitigants to current conflicts.

The Disclosure Policy provides guidance when information may be released to clients, prospects, consultants and other third parties. In addition, TBCAM's Form ADV is made available to all clients, prospects, consultants and other third parties upon request. The Form ADV provides detailed information regarding the firm's policies and practices.

TBCAM participates in the BNY Mellon Proxy Policy Committee. This committee applies detailed, predetermined proxy voting guidelines in an objective and consistent manner based upon internal and external research and recommendations.

WEDGE Capital Management, L.L.P. ("WEDGE") During the normal course of managing assets for multiple clients, WEDGE expects to encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of its clients. For example, circumstances may arise under which WEDGE determines there is a limited supply or demand for a security. Under such circumstances, where it is not possible to obtain the same price or time of execution for a security purchased or sold for multiple clients' accounts, WEDGE indents to allocate shares of the security in accordance with its order allocation procedures. WEDGE's allocation procedures are designed to distribute shares in a manner that is fair and equitable to all clients over time. Other conflicts of a material nature that are encountered frequently surround security selection, brokerage selection, employee personal securities trading, and proxy voting. To mitigate conflicts of interest in these areas, WEDGE has implemented a series of policies reasonably designed to prevent and detect conflicts when they occur. WEDGE believes its policies combined with the periodic review and testing performed by its compliance professionals, adequately protect the assets of its clients.

Compensation

The following is a description provided by the Manager and each investment sub-advisor regarding the structure of and criteria for determining the compensation of each Portfolio Manager as of October 31, 2015.

The Manager Compensation of the Manager's Portfolio Managers is comprised of base salary and annual cash bonus. Each Portfolio Manager's base annual salary is fixed. The Manager determines base salary based upon comparison to industry salary data. In addition, all Portfolio Managers participate in the Manager's annual cash bonus plan. The amount of the total bonus pool is based upon the profitability of the Manager. Each Portfolio Manager has a target bonus award expressed as a percentage of base salary, which is determined by the Portfolio Manager's level of responsibility. Additionally, the Portfolio Managers participate in the Manager's equity incentive plan.

Barrow In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semi-annually. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at Barrow will increase over time, if and when assets continue to grow through competitive performance. Lastly, many Barrow's key investment personnel have a long-term incentive compensation plan in the form of an equity interest in Barrow, Hanley, Mewhinney & Strauss, LLC.

Brandywine Global All portfolio managers, research analysts and traders earn a base salary and bonus tied to investment performance. The performance bonus is awarded based on peer group outperformance on a one-quarter, one-year, three-year and five-year basis. The performance calculation is weighted to place more emphasis on longer-term outperformance, and less emphasis on the short-term. Investment professionals also receive a second quarterly bonus based on the profitability of their product group. Each investment team at Brandywine Global manages its own P&L and retains the bulk of its profits at the end of each quarter. The portion that is not retained is shared with the other investment teams in an effort to smooth income and to promote cross-team fertilization and cooperation. Brandywine Global has found that this form of compensation aligns the interests of investment professionals and clients and leads to accountability and low-turnover among Brandywine Global's staff. In essence, the portfolio management teams own all of the residual profits of the Firm, which Brandywine Global believes leads to responsibility, accountability, and low turnover of people.

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The percentage of compensation derived from each of the above components changes over time. In general, the larger the percentage of total compensation that will result from incentive pay will be paid to the more senior and successful group.

Brandywine Global believes that our compensation structure allows its investment team members to focus on generating premium returns and building lasting client relationships in which its interests are properly aligned with its clients' interests.

Calamos As of October 31, 2015, John P. Calamos, Sr., Global Co-CIO, receive all of their compensation from Calamos Advisors LLC ("Calamos"). He has entered into an employment agreement that provides for compensation in the form of an annual base salary and a target bonus, both components payable in cash. His target bonus is set at a percentage of the base salary. Similarly, there is a target for long-term incentive awards and that target is also set at a percentage of the base salary.

As of October 31, 2015, Jon Vacko, John Hillenbrand, and Eli Pars receive all of their compensation from Calamos. They each receive compensation in the form of an annual base salary, a discretionary bonus (payable in cash) and long-term incentive awards. Each of these individuals has a bonus range of opportunity which is expressed as a percentage of base salary. Each of these individuals is also eligible for discretionary long-term incentive awards based on individual and collective performance, however these awards are not guaranteed from year to year. Long-term incentive awards consist of restricted stock units or a combination of restricted stock units and stock options.  A portion of certain long-term incentive awards must be invested in funds or accounts advised by Calamos, including products advised by such individuals.

With regard to performance-based compensation, the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The compensation structure is determined on an overall basis, taking into consideration annually the performance of the various strategies managed by each portfolio manager. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the target bonus, as well as overall performance of Calamos.

The compensation structure described above is also impacted by additional corporate objectives set by the Board of Directors of Calamos Asset Management, Inc., which for 2015 included investment performance, as measured annually by risk-adjusted performance of the investment strategies managed by Calamos Advisors over a blended short- and long-term measurement period; distribution effectiveness, as measured by redemption rates and net sales in products that are open to new investors; and financial performance, as measured by operating earnings and margin.

Causeway Causeway provides subadvisory services to a portion or "Sleeve" of the American Beacon International Equity Fund. Sarah Ketterer and Harry Hartford, the Chief Executive Officer and President of Causeway, respectively, and portfolio managers of the Sleeve, receive annual salary and are entitled, as controlling owners of Causeway, to certain distributions of Causeway's net profit based on their ownership interests. They do not receive incentive compensation. James Doyle, Jonathan Eng, Conor Muldoon, Foster Corwith, Alessandro Valentini, and Ellen Lee, the other portfolio managers of the Sleeve, receive salary and incentive compensation, are eligible for grants of equity and/or equity-related interests and receive distributions of firm net profit based on their ownership interests.

Incentive compensation is paid in the discretion of Causeway's Operating Committee, led by Ms. Ketterer and Mr. Hartford, weighing a variety of objective and subjective factors. No specific formula is used and incentive compensation is not based on the specific performance of any single client account managed by Causeway. The following factors are among those considered in determining incentive compensation for Messrs. Doyle, Eng, Muldoon, Corwith, Valentini and Ms. Lee: individual research contribution, portfolio management contribution, group research contribution and client service contribution.

Dreman All of Dreman's investment professionals are evaluated primarily on their ability to achieve excellent investment results, over full market cycles, relative to their benchmark, peers and client objectives.

Dreman's compensation plans are designed to attract and retain experienced and exceptional professionals. We have a competitive compensation plan made up of a fixed salary component, a variable bonus component, and comprehensive benefits. A profit sharing plan and ownership in the firm is currently offered to Dreman partners. The variable bonus allows Dreman to compensate its investment professionals based on results, which aligns their interests directly with its clients' interests.

Base salaries are a factor of job function. Dreman offers competitive pay by many measures including compensation surveys compiled for the asset management industry and the broader financial services industry.

Variable bonuses, which are based on performance, may include cash and the possibility of stock grants. There are many measures of performance. For portfolio managers and associate portfolio managers, success is defined largely by their ability to generate superior investment results for our clients relative to their benchmarks, peer group and client objectives. For Dreman's client service team, important factors are retention and other measures of general client satisfaction.

In addition to offering employees a comprehensive compensation package with full benefits (medical, dental, vision, disability, vacation), Dreman is committed to maintaining a rewarding work environment that fosters teamwork, innovation and camaraderie. Dreman offers continuing education and training to its professionals and actively encourage people to avail themselves of those resources. Importantly, Dreman knows that workplace diversity provides real benefits to its firm and clients and strives to maintain a professional environment supportive of that diversity.

Hillcrest Compensation is comprised of base salary, bonus and equity in the firm. Each Portfolio Manager's base annual salary is fixed. Bonuses are based on the profitability of the firm. Hillcrest is more heavily weighted towards equity and less towards cash compensation than other firms in the industry. Hillcrest believes this better aligns the incentives of its professionals with the needs of its clients and drives Hillcrest and its professionals to ensure the long term success and viability of the firm.

Hotchkis The investment team, including portfolio managers, is compensated in various forms, which may include a base salary, a bonus, profit sharing and equity ownership. Compensation is used to reward, attract and retain high quality investment professionals. The investment team is evaluated and accountable at three levels. The first level is individual contribution to the research and decision-making process, including the quality

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and quantity of work achieved. The second level is teamwork, generally evaluated through contribution within sector teams. The third level pertains to overall portfolio and fund performance.

Fixed salaries and discretionary bonuses for investment professionals are determined by the Chief Executive Officer of Hotchkis using tools which may include annual evaluations, compensation surveys, feedback from other employees and advice from members of the firm's Executive and Compensation Committees. The amount of the bonus is determined by the total amount of the firm's bonus pool available for the year, which is generally a function of revenues. No investment professional receives a bonus that is a pre-determined percentage of revenues or net income. Compensation is thus subjective rather than formulaic.

The portfolio managers own equity in Hotchkis. Hotchkis believes that the employee ownership structure of the firm will be a significant factor in ensuring a motivated and stable employee base going forward. Hotchkis believes that the combination of competitive compensation levels and equity ownership provides Hotchkis with a demonstrable advantage in the retention and motivation of employees. Portfolio managers who own equity in Hotchkis receive their pro rata share of Hotchkis's profits. Investment professionals may also receive contributions under Hotchkis's profit sharing/401 (k) plan.

Finally, Hotchkis maintains a bank of unallocated equity to be used for those individuals whose contributions to the firm grow over time. If any owner should retire or leave the firm, Hotchkis has the right to repurchase their ownership to place back in the equity bank. This should provide for smooth succession through the gradual rotation of the firm's ownership from one generation to the next.

Hotchkis believes that its compensation structure/levels are more attractive than the industry norm, which is illustrated by the firm's lower-than-industry-norm investment personnel turnover.

Lazard Lazard compensates the Portfolio Managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio Managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a Portfolio Manager's compensation. All of the portfolios managed by a Portfolio Manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the Portfolio Manager is a member.

Variable bonus is based on the Portfolio Manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the Portfolio Manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the Portfolio Manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions. A portion of a Portfolio Manager's variable bonus is awarded under a deferred compensation arrangement pursuant to which the Portfolio Manager may allocate certain amounts awarded among certain accounts in shares that vest in two to three years.

Logan Logan compensation program is structured to align the firm's compensation and incentive programs with the interests of our clients. The program is a combination of short and long term elements to compensate investment professionals, and non-investment professionals, based on the overall financial success of Logan, their contribution towards team objectives and their ability to generate long-term investment success for the firm's clients. The incentive program is primarily comprised of four elements:

(i) Fixed base salary: This is generally the smallest portion of compensation and is generally within a similar range for all investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: Logan's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Logan considers the contribution to his/her team or discipline, as well as his/her contribution to the overall firm. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer groups or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance.

(iii) Long-Term Incentive Plan: As a long-term incentive and performance bonus, Logan and its parent company, have structured a Long-Term Incentive Plan. Shares of this earnings bonus plan are distributed to Logan's key investment and non-investment personnel as a means of incentive and retention.

(iv) Contributions under the 401(k) Plan: The contributions are based on the overall profitability of Logan's parent company and the amount and allocation of the contributions are determined at its sole discretion.

MFS Portfolio manager compensation is reviewed annually. Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary — Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

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Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices ("benchmarks"). The following benchmarks were used to measure the portfolio managers' performance for the portion of the American Beacon Large Cap Value Fund sub-advised by MFS:

Portfolio Manager	Benchmark(s)
Nevin P. Chitkara	Russell 1000 Value Index
Steven R. Gorham	Russell 1000 Value Index

Additional or different benchmarks, including versions of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years). The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.

Pzena Pzena Portfolio Managers and other investment professionals at Pzena are compensated through a combination of base salary, performance bonus and equity ownership, if appropriate due to superior performance. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm's value investment philosophy. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people. The equity ownership in Pzena of each Portfolio Manager to the American Beacon Mid-Cap Value Fund was as follows:

Richard S. Pzena	Greater than 25% but less than 50%
Eli Rabinowich	None
John Flynn	None

Templeton The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

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Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

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Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

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Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

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Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager's appraisal.

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Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

TBCAM The Boston Company's rewards program was designed to be market-competitive and align our compensation with the goals of our clients.
Individual performance is at the heart of every compensation decision, and all of The Boston Company's employees are assessed on their ability to meet goals set during the year and to work productively as a team member to achieve those goals. Other broader variables and metrics may also affect compensation-related decisions, including current margin levels, aggregate firm investment performance and The Boston Company's performance against our financial plan. Investment performance by team and strategy is also considered as part of award decisions.

The following factors encompass our investment professional rewards program.

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Base salary

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Annual cash bonus

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Long-Term Incentive Plan ("LTIP")

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Deferred cash

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BNY Mellon restricted stock and/or

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The Boston Company equity

OPTIONAL FOR PORTFOLIO MANAGER QUESTIONS:
Awards for select senior portfolio managers are based on a two-stage model: an opportunity range based on the current level of business and an assessment of long-term business value. A significant portion of the opportunity awarded is structured and based upon the performance of the portfolio manager's accounts relative to the performance of appropriate peers, with longer-term performance more heavily weighted.

Bonus as a percentage of fixed pay varies with the profitability of the firm and the product team.

WEDGE WEDGE structures its incentive compensation plans to reward all professionals for their contribution to the growth and profitability of the firm. General Partners are compensated via a percentage of the firm's net profitability following a peer review, which focuses on performance in their specific area of responsibility, as well as their contribution to the general management of the firm, and their importance to the firm in the future. Other investment professionals receive a competitive salary and bonus based on the firm's investment and business success and their specific contribution to that record. Exclusive of those who are General Partners, research analysts' incentive plans are formally structured to reward superior short-term and long-term performance relative to both an index and a universe of like portfolios. WEDGE is committed to its independence and to the broad, internal distribution of ownership. In 1999, the firm adopted a new partnership agreement which enables WEDGE to more effectively provide ownership opportunities for those professionals who have contributed to the growth and profitability of the firm.

Ownership of the Funds

A Portfolio Manager's beneficial ownership of a Fund is defined as the Portfolio Manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Manager's immediate family or by a trust of which the Portfolio Manager is a trustee could be considered ownership by the Portfolio Manager. The tables below set forth each Portfolio Manager's beneficial ownership of the Fund(s) under that Portfolio Manager's management as of October 31, 2015 provided by each investment advisor. In the following tables, "N/A" indicates that the Portfolio Manager does not have responsibility for that Fund.

Name of Investment Advisor and Portfolio Managers	Balanced Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	International Equity Fund	Retirement Income and Appreciation Fund
American Beacon Advisors, Inc.
Kirk L. Brown	N/A	N/A	N/A	N/A	$100,001-$500,000	N/A
Erin Higginbotham	None	N/A	N/A	N/A	N/A	None
Gene L. Needles, Jr.	None	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	None
Adriana R. Posada *	$10,001-,$50,000	$500,001-$1,000,000	$100,001-$500,000	$100,001-$500,000	N/A	N/A
Samuel Silver	$10,001-$50,000	N/A	N/A	N/A	N/A	N/A
Patrick A. Sporl	None	N/A	N/A	N/A	N/A	None
Cynthia Thatcher	N/A	N/A	N/A	N/A	N/A	$1-$10,000

*	Effective March 31, 2016, Adriana R. Posada will retire and no longer serve as Portfolio Manager of the Funds.

Name of Investment Advisor and Portfolio Managers	Balanced Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund
Barrow, Hanley, Mewhinney & Strauss, LLC
James P. Barrow	None	None	None	None

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Mark Giambrone	None	None	None	None
David H. Hardin	None	None	None	None
John P. Harloe	None	None	None	None
Mark C. Luchsinger	None	None	None	None
James S. McClure	None	None	None	None
J. Scott McDonald	None	None	None	None
Deborah A. Petruzzelli	None	None	None	None
John S. Williams	None	None	None	None

Name of Investment Advisor and Portfolio Managers	Balanced Fund	Large Cap Value Fund	Small Cap Value Fund
Brandywine Global Investment Management, LLC
Henry F. Otto	None	None	Over $1,000,000
Steven M. Tonkovich	None	None	Over $1,000,000
Paul R. Lesutis	None	None	$100,001-$500,000
Patrick Kaser	None	$50,001-$100,000	Over $1,000,000
James J. Clarke	None	None	None
Stephen S. Smith	None	None	None

Name of Investment Advisor and Portfolio Managers	Retirement Income and Appreciation Fund
Calamos Advisors LLC
John P. Calamos, Sr.	None
Jon Vacko	None
John Hillenbrand	None
Eli Pars	None

Name of Investment Advisor and Portfolio Managers	International Equity Fund
Causeway Capital Management LLC	None
Sarah H. Ketterer	None
Harry W. Hartford	None
James A. Doyle	None
Jonathan Eng	None
Nick Niziolek	None
Kevin Durkin	None
Conor Muldoon	None
Foster Corwith	None
Alessandro Valentini	None
Ellen Lee	None

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Name of Investment Advisor and Portfolio Managers	Small Cap Value Fund
Dreman Value Management, LLC
Mark Roach	None
Mario Tufano	None

Name of Investment Advisor and Portfolio Managers	Small Cap Value Fund
Hillcrest Asset Management LLC
Brian R. Bruce	None
Douglas Stark	None
Brandon Troegle	None
Richard Wilk	None

Name of Investment Advisor and Portfolio Managers	Balanced	Large Cap Value Fund	Small Cap Value Fund
Hotchkis and Wiley Capital Management, LLC
George Davis	None	None	N/A
Patricia McKenna	None	None	N/A
Sheldon Lieberman	None	None	N/A
David Green	N/A	N/A	None
Jim Miles	N/A	N/A	None
Scott McBride	None	None	N/A
Judd Peters	None	None	N/A

Name of Investment Advisor and Portfolio Managers	International Equity Fund
Lazard Asset Management LLC
Michael A. Bennett	None
John R. Reinsberg	None
Michael Powers	None
Michael G. Fry	None
Kevin J. Matthews	None

Name of Investment Advisor and Portfolio Managers	Large Cap Value Fund
Massachusetts Financial Services Company
Steven R. Gorham	None
Nevin P. Chitkara	None

Name of Investment Advisor and Portfolio Managers	Mid-Cap Value Fund
Pzena Investment Management, LLC
Richard S. Pzena	None
Eli Rabinowich	None
John Flynn	None

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Name of Investment Advisor and Portfolio Managers	International Equity Fund
Templeton Investment Counsel, LLC
Antonio Docal	None
Peter A. Nori	None
Cindy Sweeting	None

Name of Investment Advisor and Portfolio Managers	Small Cap Value Fund
The Boston Company Asset Management, LLC
Kirk Henry	N/A
Clifford A. Smith	N/A
Warren Skillman	N/A
Joseph M. Corrado	None
Edward R. Walter	None

Name of Investment Advisor and Portfolio Managers	Mid-Cap Value Fund
WEDGE Capital Management, L.L.P.
Brian Pratt	None
John Carr	None
Richard Wells	None

PORTFOLIO SECURITIES TRANSACTIONS

In selecting brokers or dealers to execute particular transactions, the Manager and the sub-advisors are authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provision of statistical quotations (including the quotations necessary to determine the Fund's net asset value), and other information provided to the applicable Fund, to the Manager and/or to the sub-advisors (or their affiliates), provided, however, that the Manager or the sub-advisor must always seek best execution. Research and brokerage services may include information on portfolio companies, economic analyses, and other investment research services. The Trusts do not allow the Manager or sub-advisors to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The Manager and the sub-advisors are also authorized to cause the Fund to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Manager or the sub-advisors, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or the sub-advisor exercises investment discretion. The fees of the sub-advisors are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, as applicable, the Manager, or the sub-advisors (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the Investment Company Act) for doing so. Brokerage and research services obtained with Fund commissions might be used by the Manager and/or the sub-advisors, as applicable, to benefit their other accounts under management.

The Manager and each sub-advisor will place its own orders to execute securities transactions that are designed to implement the applicable Fund's investment objective and policies. In placing such orders, each sub-advisor will seek best execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board, as appropriate, a sub-advisor of the Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the Investment Company Act) for doing so. The Fund's turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the Fund's cash flows. High portfolio activity increases the Fund's transaction costs, including brokerage commissions, and may result in a greater number of taxable transactions.

The Investment Advisory Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of each sub-advisor is to seek best execution. In assessing available execution venues, each sub-advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the value of any eligible research, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging growth companies in which the Fund may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

Each Fund may establish brokerage commission recapture arrangements with certain brokers or dealers. If a sub-advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. Neither the Manager nor any of the sub-advisors receive any

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benefits from the commission recapture program. A Sub-Advisor's participation in the brokerage commission recapture program is optional. Each sub- advisor retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the Sub-Advisor's obligation to seek the best execution available.

For the fiscal year ended October 31, 2015, the following Funds received the amounts shown as a result of participation in the commission recapture program:

American Beacon Fund	Amount Received (in thousands)
Balanced	$9,342
Large Cap Value	$131,273
Mid-Cap Value	$54,051
Small Cap Value	$135,324
International Equity	$100,939

For the fiscal years ending October 31, 2013, 2014 and 2015 the following brokerage commissions were paid by the Funds. Fluctuations in brokerage commissions from year to year were primarily due to increases or decreases in Fund assets resulting in increased trading. Shareholders of these Funds bear only their pro-rata portion of such expenses.

American Beacon Fund	2013	2014	2015
Balanced	$413,486	$226,926	$267,611
Large Cap Value	$4,354,808	$3,975,772	$3,650,758
Mid-Cap Value	$166,608	$412,843	$529,068
Small Cap Value	$4,358,684	$5,122,133	$4,143,988
International Equity	$1,318,130	$1,590,695	$1,592,184
Retirement Income and Appreciation	$5,814	$3,105	$701

The table below reflect the amounts each Fund directed transaction to brokers in part because of research services provided and the amount paid in commissions on such transaction for the fiscal year ended October 31, 2015.

American Beacon Fund	Amounts Directed	Amounts Paid in Commissions
Balanced	$175,259,591	$174,283
Large Cap Value	$2,746,548,749	$2,655,704
Mid-Cap Value	$142,232,353	$144,443
Small Cap Value	$1,243,639,273	$1,490,055
International Equity	$436,554,338	$591,717
Retirement Income and Appreciation	N/A	N/A

During the fiscal year ended October 31, 2013, the following commissions were paid to affiliated brokers:

American Beacon Fund	Broker	Affiliated With	Commissions
Small Cap Value	M Ramsey King	The Boston Company Asset Management	$4,984
Small Cap Value	Pulse Trading	The Boston Company Asset Management	$8,090

The percentage of total commissions of the American Beacon Small Cap Value Fund, paid to affiliated brokers in fiscal year 2013 was 0.03%. The transactions represented 0.32% of the American Beacon Small Cap Value Fund's total dollar value of portfolio transactions for the fiscal year ended October 31, 2013.

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During the fiscal year ended October 31, 2014, the following commissions were paid to affiliated brokers:

American Beacon Fund	Broker	Affiliated With	Commissions
Small Cap Value	M. Ramsey King	The Boston Company Asset Management	$1,151
Small Cap Value	Triple Shot LLC	The Boston Company Asset Management	$208
Small Cap Value	Ivy Securities, Inc.	The Boston Company Asset Management	$2,457
Small Cap Value	Pulse Trading	The Boston Company Asset Management	$5,314

The percentage of total commissions of the American Beacon Small Cap Value Fund, paid to affiliated brokers in fiscal year 2014 was 0.18%. The transactions represented 0.25% of the American Beacon Small Cap Value Fund's total dollar value of portfolio transactions for the fiscal year ended October 31, 2014.

During the fiscal year ended October 31, 2015, the following commissions were paid to affiliated brokers:

American Beacon Fund	Broker	Affiliated With	Commissions
Small Cap Value	Credit Research & Trading, LLC	The Boston Company Asset Management	$424
Small Cap Value	Simmons & Co International	The Boston Company Asset Management	$1,926
Small Cap Value	Cottone & Co	The Boston Company Asset Management	$9

The percentage of total commissions of the American Beacon Small Cap Value Fund, paid to affiliated brokers in fiscal year 2015 was 0.06%. The transactions represented 0.03% of the American Beacon Small Cap Value Fund's total dollar value of portfolio transactions for the fiscal year ended October 31, 2015.

The following table lists each Fund that as of the end of its fiscal year held securities issued by a broker-dealer (or by its parent) that was one of the top ten brokers or dealers through which the Fund executed transactions.

Regular Broker-Dealers	American Beacon Fund	Aggregate Value of Securities
Bank of America	Balanced	$19,745
Citigroup	Balanced	$18,922
JP Morgan	Balanced	$15,929
Morgan Stanley	Balanced	$4,605
Wells Fargo	Balanced	$9,165
Goldman Sachs	Balanced	$5,954
UBS Group AG	International Equity	$17,890
Credit Suisse Group AG Reg	International Equity	$22,325
Bank of America	Large Cap Value	$312,547
Citigroup Inc.	Large Cap Value	$315,947
Goldman Sachs	Large Cap Value	$50,669
JP Morgan	Large Cap Value	$336,758
Wells Fargo	Large Cap Value	$230,720
Prudential	Large Cap Value	$10,486
Bank of America	Retirement Income and Appreciation	$2,014
Wells Fargo	Retirement Income and Appreciation	$871
Goldman Sachs	Retirement Income and Appreciation	$1,532
JP Morgan	Retirement Income and Appreciation	$2,447
Citigroup	Retirement Income and Appreciation	$604
UBS AG	Retirement Income and Appreciation	$558
Stifel Financial Corp	Small Cap Value	$10,327

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ADDITIONAL PURCHASE AND SALE INFORMATION FOR A CLASS SHARES

Sales Charge Reductions and Waivers

As described in the Prospectus, there are various ways to reduce your sales charge when purchasing A Class shares. Additional information about A Class sales charge reductions is provided below.

Letter of Intent ("LOI"). The LOI may be revised upward at any time during the 13-month period of the LOI ("LOI Period"), and such a revision will be treated as a new LOI, except that the LOI Period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised LOI. The LOI will be considered completed if the shareholder dies within the 13-month LOI Period. Commissions to dealers will not be adjusted or paid on the difference between the LOI amount and the amount actually invested before the shareholder's death.

All dividends and other distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified LOI Period, the purchaser may be required to remit to the transfer agent the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the LOI Period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the LOI Period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Funds for the balance still outstanding.

Rights of Accumulation. Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in any class of the American Beacon Funds to determine your sales charge for A Class shares on investments in accounts eligible to be aggregated. If you make a gift of A Class shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your investments in any class of the American Beacon Funds.

Aggregation. Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the Prospectus, if all parties are purchasing shares for their own accounts and/or:

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individual-type employee benefit plans, such as an individual retirement account ("IRA"), individual 403(b) plan or single-participant Keogh-type plan;

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business accounts solely controlled by you or your immediate family (for example, you own the entire business);

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trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct the Fund's transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

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endowments or foundations established and controlled by you or your immediate family; or

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529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

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for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

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made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act, excluding the individual-type employee benefit plans described above;

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for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

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for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales Charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the Investment Company Act. Purchases made for nominee or street name accounts (securities held in the name of a broker- dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent Purchases. As described in the Prospectus, you may reduce your A Class sales charge by combining simultaneous purchases in any of the American Beacon Funds.

Other Purchases. Pursuant to a determination of eligibility by the Manager, A Class shares of a Fund may be sold at net asset value (without the imposition of a front-end sales charge) to:

1

current or retired trustees, and officers of the American Beacon Funds family, current or retired employees and directors of the Manager and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

2

currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, "Eligible Persons") (and their spouses, and children, including children in step and adoptive relationships, sons-in- law and daughters-in-law, if the Eligible Persons or the spouses or children of the Eligible Persons are listed in the account registration with the spouse or parent) of broker-dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses and/or children;

3

companies exchanging securities with a Fund through a merger, acquisition or exchange offer;

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4

insurance company separate accounts;

5

accounts managed by the Manager, a sub-advisor to a Fund and its affiliated companies;

6

the Manager or a sub-advisor to a Fund and its affiliated companies;

7

an individual or entity with a substantial business relationship with, which may include the officers and employees of the Funds' custodian or transfer agent, the Manager or a sub-adviser to a Fund and its affiliated companies, or an individual or entity related or relating to such individual or entity;

8

full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds;

9

directors, officers and employees of financial institutions that have a selling group agreement with the Distributor;

10

banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a Fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;

11

clients of authorized dealers purchasing shares in fixed or flat fee brokerage accounts;

12

Employer-sponsored defined contribution - type plans, including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and IRA rollovers involving retirement plan assets invested in a Fund in the American Beacon Funds fund family; and

13

Employee benefit and retirement plans for the Manager and its affiliates.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

It is possible that a broker-dealer may not be able to offer one or more of these waiver categories. If this situation occurs, it is possible that the investor would need to invest directly through American Beacon Funds in order to take advantage of the waiver. A Fund may terminate or amend the terms of these sales charge waivers at any time.

Moving Between Accounts. Investments in certain account types may be moved to other account types without incurring additional A Class sales charges. These transactions include, for example:

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redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an IRA or other individual-type retirement account;

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required minimum distributions from an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account; and

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death distributions paid to a beneficiary's account that are used by the beneficiary to purchase Fund shares in a different account.

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it is possible that a broker-dealer may not be able to offer the ability to move between accounts. If this situation occurs, it is possible that the investor would need to invest directly through American Beacon Funds in order to take advantage of this privilege.  Please contact your financial intermediary for additional information.

ADDITIONAL INFORMATION REGARDING CONTINGENT DEFERRED SALES CHARGES

As discussed in the Prospectus, the redemption of C Class shares may be subject to a contingent deferred sales charge ("CDSC") if you redeem your shares within 12 months of purchase. If you purchased $1,000,000 or more of A Class shares of the Funds (and therefore paid no initial sales charges) and subsequently redeem your shares within 18 months of your purchase, you may be charged a CDSC upon redemption. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or other distributions, or upon amounts representing share appreciation. As described in the Prospectus, there are various circumstances under which the CDSC will be waived. Additional information about CDSC waivers is provided below.

The CDSC is waived under the following circumstances:

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Any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Manager or the Fund's transfer agent may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

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Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the Manager or the Fund's transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

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Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code. The CDSC will be waived for benefit payments made by American Beacon Funds directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Internal Revenue Code), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

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Redemptions that are mandatory withdrawals from a traditional IRA after age 70 1/2.

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Involuntary redemptions as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the Fund, or other actions by the Fund.

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Distributions from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver.

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To return excess contributions made to a retirement plan.

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To return contributions made due to a mistake of fact.

The following example illustrates the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of C Class shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

REDEMPTIONS IN KIND

Although each Fund intends to redeem shares in cash, each reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the applicable Fund's net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

TAX INFORMATION

The tax information in the Prospectus and in this section relates solely to federal income tax law and assumes that each Fund qualifies as a regulated investment company ("RIC") (as discussed below). The tax information in this section is only a summary of certain key federal tax considerations affecting the Funds and their shareholders and is in addition to the tax information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal income tax treatment of each Fund or the tax implications to their shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning. The information is based on the Internal Revenue Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Funds and their shareholders. Any of these changes or court decisions may have a retroactive effect.

Taxation of the Funds

Each Fund intends to continue to qualify each taxable year for treatment as a RIC under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code. To so qualify, each Fund (which is treated as a separate corporation for these purposes) must, among other requirements:

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Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies and (2) net income derived from an interest in a "qualified publicly traded partnership" ("QPTP") ("Gross Income Requirement"). A QPTP is a "publicly traded partnership" (see below) other than a partnership at least 90% of the gross income of which is described in clause (1).

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Diversify its investments so that, at the close of each quarter of its taxable year: (1) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (2) not more than 25% of the value of its total assets is invested in (a) securities (other than Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (c) securities of one or more QPTPs ("Diversification Requirements"); and

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Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess (if any) of net short-term capital gain over net long-term capital loss and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement").

By qualifying for treatment as a RIC, a Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If for any taxable year a Fund does not qualify for that treatment either — (1) by failing to satisfy the Distribution Requirement, even if it satisfies the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and is unable to, or determines not to, avail itself of Internal Revenue Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure "is due to reasonable cause and not due to willful neglect" and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements, then for federal tax purposes, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to its shareholders, and the dividends it pays would be taxable to its shareholders as ordinary income (or possibly, for individual and certain other non-corporate (collectively, "individual") shareholders as "qualified dividend income" (as described in the Prospectus)) to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify for RIC treatment would therefore have a negative impact on a Fund's income and performance. Furthermore, a Fund could be required to

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recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. It is possible that a Fund will not qualify as a RIC in any given taxable year.

Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and substantially all of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.  Each Fund intends to make sufficient distributions by the end of each calendar year to avoid liability for the Excise Tax.

Taxation of Certain Investments and Strategies

If a Fund acquires stock in a foreign corporation that is a "passive foreign investment company" ("PFIC")—generally, any foreign corporation, with certain exceptions, that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income—and holds the stock beyond the end of the year of acquisition, the Fund will be subject to federal income tax on any "excess distribution" it receives on the stock and of any gain it realizes from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. Fund distributions thereof will not be eligible for the 15% and 20% maximum federal income tax rates on individuals' "qualified dividend income" described in the Prospectus. A Fund may avoid this tax and interest if it elects to treat the PFIC as a "qualified electing fund;" however, the requirements for that election are difficult to satisfy. If such an election were made, a Fund would be required to include in its income each taxable year a portion of the "ordinary earnings" and net capital gain of the PFIC, even if the earnings and gains were not distributed to the Fund. Any such earnings and gain would be subject to the Distribution Requirement and to the calendar year Excise Tax distribution requirement.

Alternatively, a Fund may elect to "mark-to-market" its stock in a PFIC it owns at the end of its taxable year. Under such an election, a Fund (1) would include in gross income each taxable year (and treat as ordinary income) an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock and (2) would be allowed a deduction (as an ordinary, not a capital, loss) for the excess, if any, of its adjusted basis in the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. A Fund's adjusted basis in PFIC stock would be adjusted to reflect the amounts included in income, or deducted, under this election. Any gain or loss realized on the sale or other disposition of PFIC stock would be treated as ordinary income or loss. A Fund generally would not be subject to the deferred tax and interest charge discussed above with respect to PFIC stock for which a mark-to-market election has been made.

Investors should be aware that a Fund may not be able, at the time it acquires a foreign corporation's shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after a Fund acquires shares therein.

Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses a Funds may realize in connection therewith. In general, any Fund's (1) gains from the disposition of foreign currencies and (2) gains from options, futures and forward contracts derived with respect to its business of investing in securities or foreign currencies will be treated as qualifying income under the Gross Income Requirement.

A Fund may invest in one or more limited liability companies ("LLCs") and limited partnerships ("LPs") that will be classified for federal tax purposes as partnerships (and, except as expressly stated below, this discussion assumes that classification). LLCs and LPs in which a Fund may invest may include (1) a "publicly traded partnership" (that is, a partnership the interests in which are "traded on an established securities market" or "readily tradable on a secondary market (or the substantial equivalent thereof)") (a "PTP"), which may be a QPTP, or (2) a non-PTP at least 90% of the income of which satisfies the Gross Income Requirement.

If an LLC or LP in which the Fund invests is a QPTP, all its net income (regardless of source) will be qualifying income to a Fund under the Gross Income Requirement. A Fund's investment in QPTPs, together with certain other investments, however, may not exceed 25% of the value of its total assets at the end of each quarter of its taxable year in order to satisfy one of the Diversification Requirements. In addition, if a Fund holds more than 10% of a QPTP's equity securities, none of those securities will count toward its satisfying those requirements.

With respect to non-QPTPs, (1) if an LLC or LP (including a PTP) is treated for federal tax purposes as a corporation, distributions from it to the Fund might be treated as "qualified dividend income" and disposition of a Fund's interest therein would generate gain or loss from the disposition of a security, or (2) if such an LLC or LP is not treated as a corporation, a Fund would be treated as having earned its proportionate share of each item of income the LLC or LP earned. In the latter case, a Fund would be able to treat its share of the entity's income as qualifying income under the Gross Income Requirement only to the extent that income would be qualifying income if realized directly by the Fund in the same manner as realized by the LLC or LP.  Certain LLCs and LPs (e.g., private funds) in which a Fund may invest may generate income and gains that are not qualifying income under the Gross Income Requirement. A Fund will monitor its investments in LLCs and LPs to assure its compliance with the requirements for qualification as a RIC.

Dividends and interests a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, "foreign taxes") that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains on investments by foreign investors.

Some futures contracts, foreign currency contracts, and "non-equity" options ( i.e., certain listed options, such as those on a "broad-based" securities index) - except any "securities futures contract" that is not a "dealer securities futures contract" (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - in which a Fund invests may be subject to Internal Revenue Code section 1256 (collectively, "Section 1256 contracts"). Any Section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were

70

realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it.

Section 988 of the Internal Revenue Code also may apply to a Fund's forward currency contracts and options and futures on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to distribute any dividends, and any distributions made during that year (including those made before the losses were realized) would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares.

Offsetting positions a Fund enters into or holds in any actively traded option, futures or forward contract may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of recognition of a Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) losses realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) a Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle at least one, but not all, positions of which are section 1256 contracts).

When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

If a Fund has an "appreciated financial position"—generally, any position (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis—and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Certain aspects of the tax treatment of derivative instruments, including certain equity index options and futures, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the treatment of income from those instruments and the character, timing of recognition and amount of a Fund's taxable income or gains and distributions. If the Internal Revenue Service ("IRS") were to assert successfully that income a Fund derives from those investments does not constitute qualifying income, the Fund might cease to qualify as a RIC (with the consequences described above under "Taxation of the Fund") or might be required to reduce its exposure to such investments.

Taxation of the Funds' Shareholders

General
If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares; in that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Investors also should be aware that the price of Fund shares at any time may reflect the amount of a forthcoming dividend or other distribution, so if they purchase Fund shares shortly before the record date for a distribution, they will pay full price for the shares and receive some part of the price back as a taxable distribution, even though it represents a partial return of invested capital.

Basis Election and Reporting
A Fund shareholder who wants to use an acceptable method for basis determination with respect to Fund shares he or she acquired or acquires after December 31, 2011 ("Covered Shares")other than the average basis method (the Funds' default method), must elect to do so in writing (which may be electronic). If a shareholder of a Fund fails to affirmatively elect such a method, the basis determination will be made in accordance with the Fund's default method. The basis determination method a Fund shareholder elects may not be changed with respect to a redemption (inlcuding an exchange) of Covered Shares after the settlement date of the redemption.

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In addition to the requirement to report the gross proceeds from redemptions of shares, each Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares that are redeemed or exchanged and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them. Fund shareholders who acquire and hold Covered Shares through a financial intermediary should contact their financial intermediary for information related to the basis election and reporting.

Backup Withholding
A Fund will be required to withhold and remit to the U.S. Treasury 28% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual shareholder who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, "backup withholding"). Withholding at that rate also is required from the Fund's dividends and capital gain distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to a Fund that he or she is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your federal income tax liability or refunded.

Non-U.S. Shareholders
Dividends from the Fund's investment company taxable income that are paid to a shareholder who is a non-resident alien individual or foreign entity (each a "non-U.S. shareholder"), other than (1) dividends paid to a non-U.S. shareholder whose ownership of the Fund's shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally are subject to 30% federal withholding tax unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. However, two categories of dividends payable by a Fund, "short-term capital gain dividends" and "interest-related dividends," to non-U.S. shareholders (with certain exceptions) are exempt from that tax. "Short-term capital gain dividends" are dividends that are attributable to net short-term gain, computed with certain adjustments. "Interest-related dividends" are dividends that are attributable to "qualified net interest income" (i.e., "qualified interest income," which generally consists of certain original issue discount, interest on obligations "in registered form," and interest on deposits, less allocable deductions) from sources within the United States. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of that withholding tax.

Foreign Account Tax Compliance Act ("FATCA")
Under FATCA, "foreign financial institutions" ("FFIs") and "non-financial foreign entities" ("NFFEs") that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends a Fund pays and (2) certain capital gain distributions and the proceeds of redemptions of Fund shares a Fund pays after December 31, 2018. As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, information regarding substantial U.S. owners.

An FFI can avoid FATCA withholding by becoming a "participating FFI," which requires the FFI to enter into a tax compliance agreement with the IRS under the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

The U.S. Treasury has negotiated intergovernmental agreements ("IGAs") with certain countries and is in various stages of negotiations with other foreign countries with respect to alternative approaches to implement FATCA.  An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations, as described below.

An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country's government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity's status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.

Other Taxes
 Statutory rules and regulations regarding state and local taxation of ordinary income dividends, qualified dividend income dividends and capital gain distributions may differ from the federal income taxation rules described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's participation situation.

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DESCRIPTION OF THE TRUST

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.

The Trust was originally created to manage money for large institutional investors, including pension and 401(k) plans for American Airlines, Inc. The following individuals (and members of that individual's "immediate family"), are eligible to purchase shares of the Institutional Class with an initial investment of less than $250,000: (i) employees of the Manager, (ii) employees of the sub-advisor for Funds where it serves as sub-advisor, (iii) members of the Trust's Board of Trustees, (iv) employees of Kelso/Estancia, and (v) members of the Manager's Board of Directors. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's sibling, aunts, uncles, nieces and nephews; relatives by virtue of remarriage (step-children, step-parents, etc.) are included. Any shareholders that the Manager transfers to the Institutional Class upon termination of the class of shares in which the shareholders were originally invested is also eligible for purchasing shares of the Institutional Class with an initial investment of less than $250,000.

The Investor Class was created to give individuals and other smaller investors an opportunity to invest in the American Beacon Funds. The Advisor Class was created for individuals and other smaller investors investing in the Funds through third party intermediaries. The Institutional and Y Classes were created to manage money for large institutional investors, including pension and 401(k) plans. The A Class and C Class were created for investors investing in the funds through their broker-dealers or other financial intermediaries.  The AMR Class is offered to tax-exempt retirement and benefit plans of the Manager, AMR Corporation and its affiliates.

FINANCIAL STATEMENTS

The Trust's independent registered public accounting firm, Ernst & Young LLP audits and reports on the Funds' annual financial statements. The audited financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, notes and report of independent registered public accounting firm.

The audited financial statements are incorporated by reference to the American Beacon Funds' Annual Report to Shareholders of the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, American Beacon Small Cap Value Fund, American Beacon International Equity Fund, and American Beacon Retirement Income and Appreciation Fund for the period ended October 31, 2015.

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APPENDIX A

AMERICAN BEACON ADVISORS, INC.

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of American Beacon Advisors, Inc. ("AmBeacon"). AmBeacon's proxy voting policies and procedures are designed to implement AmBeacon's duty to vote proxies in clients' best interests. Given that AmBeacon manages portfolios that invest solely in fixed-income securities, the only securities for which we expect to receive proxies are money market mutual funds. As such, the proxy voting policies and procedures set forth voting guidelines for the proxy issues and proposals common to money market funds.

For routine proposals that will not change the structure, bylaws or operations of the money market fund, AmBeacon's policy is to support management; however, each proposal will be considered individually focusing on the financial interests of the client portfolio. Non-routine proposals, such as board elections, advisory contract and distribution plan approvals, investment objective changes, and mergers, will generally be reviewed on a case-by-case basis with AmBeacon first and foremost considering the effect of the proposal on the portfolio.

Items to be evaluated on a case-by-case basis and proposals not contemplated in the policies set forth above will be assessed by AmBeacon. In these situations, AmBeacon will use its judgment to vote in the best interest of the client portfolio. For all proposals, especially controversial or case-by-case evaluations, AmBeacon will be responsible for individually identifying significant issues that could impact the investment performance of the portfolio.

AmBeacon manages portfolios for the American Beacon Funds (the "Beacon Funds") and the American Beacon Select Funds (the "Select Funds"). AmBeacon may invest a Beacon Fund in shares of one or more Select Funds. If a Select Fund solicits a proxy for which a Beacon Fund is entitled to vote, AmBeacon's interests as manager of the Select Fund seeking shareholder votes may conflict with the interests of the Beacon Fund as shareholder of the Select Fund. To avoid the appearance of a conflict of interests in these cases, AmBeacon will vote the Beacon Fund's shares in accordance with the Beacon Fund's Board of Trustees' recommendations in the proxy statement.

AMERICAN BEACON FUNDS
AMERICAN BEACON SELECT FUNDS

PROXY VOTING POLICY AND PROCEDURES

Last Amended July 1, 2012

Preface

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of shareholders of the American Beacon Funds and the American Beacon Select Funds (collectively, the "Funds"). Therefore, these Proxy Voting Policy and Procedures (the "Policy") have been adopted by the Funds.

The Funds are managed by American Beacon Advisors, Inc. (the "Manager"). The Manager allocates discrete portions of the American Beacon Funds among sub-advisors, but the Manager may directly manage all or a portion of the assets of certain Funds directly. The Funds' Boards of Trustees have delegated proxy voting authority to the Manager. The Manager has in turn delegated proxy voting authority to each sub-advisor with respect to the sub-advisor's respective portion of the Fund(s) under management, but the Manager has retained the authority to override a proposed proxy voting decision by a sub-advisor. For the securities held in their respective portion of each Fund, the Manager and the sub-advisors make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the applicable Fund and approved by the applicable Fund's Board of Trustees.

Conflicts of Interest

The Board of Trustees seeks to ensure that proxies are voted in the best interests of Fund shareholders. For certain proxy proposals, the interests of the Manager, the sub-advisors and/or their affiliates may differ from Fund shareholders' interests. To avoid the appearance of impropriety and to fulfill their fiduciary responsibility to shareholders in these circumstances, the Manager and the sub-advisors are required to establish procedures that are reasonably designed to address material conflicts between their interests and those of the Funds.

When a sub-advisor deems that it is conflicted with respect to a voting matter, its policy may call for it to seek voting instructions from the client. The Manager is authorized by the Boards of Trustees to consider any such matters and provide voting instructions to the sub-advisor, unless the Manager has determined that its interests are conflicted with Fund shareholders with respect to the voting matter. In those instances, the Manager will vote in accordance with the recommendation of a third-party proxy voting advisory service.

Each American Beacon Fund has the ability to invest in the shares of any of the American Beacon Select Funds. For example, the American Beacon High Yield Bond Fund may purchase shares of the American Beacon Money Market Select Fund. If the American Beacon Money Market Select Fund issues a proxy for which the American Beacon High Yield Bond Fund is entitled to vote, the Manager's interests regarding the Money Market Fund might appear to conflict with the interests of the shareholders of the High Yield Bond Fund. In these cases, the Manager will vote in accordance with the American Beacon Select Funds Board of Trustees' recommendations in the proxy statement.

If the methods for addressing conflicts of interest, as described above, are deemed by the Manager to be unreasonable due to cost, timing or other factors, then the Manager may decline to vote in those instances.

Securities on Loan

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The Manager shall engage a proxy voting service to notify the Manager before the record date about the occurrence of future shareholder meetings, as feasible. The Manager will determine whether or not to recall shares of the applicable security that are on loan with the intent of the Manager or the sub-advisor, as applicable, voting such shares. The Manager's determination shall be based on factors which may include the nature of the meeting (i.e., annual or special), the percentage of the proxy issuer's outstanding securities on loan, any other information regarding the proxy proposals of which the Manager may be aware, and the loss of securities lending income to a Fund as a result of recalling the shares on loan.

Recordkeeping

The Manager and the sub-advisors shall maintain records of all votes cast on behalf of the Funds. Such documentation will include the firm's proxy voting policies and procedures company reports provided by proxy voting advisory services, additional information gathered by the Manager or sub-advisor that was material to reaching a voting decision, and communications to the Manager regarding any identified conflicts. The Manager and the sub-advisors shall maintain voting records in a manner to facilitate the Funds' production of the Form N-PX filing on an annual basis.

Disclosure

The Manager will coordinate the compilation of the Funds' proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and/or the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, in each Fund's Statement of Additional Information ("SAI"). In each Fund's annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and/or the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds' website (if applicable), and c) on the SEC's website in the SAI. The SAI and shareholder reports will also disclose that the Funds' proxy voting record is available by toll-free telephone request (or on the Funds' website) and on the SEC's website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.

Manager Oversight

The Manager shall review a sub-advisor's proxy voting policies and procedures for compliance with this Policy and applicable laws and regulations prior to initial delegation of proxy voting authority and on at least an annual basis thereafter.

Board Oversight

On at least an annual basis, the Manager will present a summary of the voting records of the Funds to the Boards of Trustees for their review. The Manager will notify the Boards of Trustees of any material changes to its proxy voting policies and procedures.

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APPENDIX B

PROXY VOTING POLICIES — FUND SUB-ADVISORS

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC
PROXY VOTING POLICY

BHMS has the responsibility to vote proxies for equity securities for its clients who have delegated this responsibility to us. BHMS' fiduciary duty requires us to vote the proxies in the best economic interests of our clients, the beneficial owners of the securities. BHMS has adopted this Proxy Voting Policy and maintains written procedures for the handling, research, voting, and reporting of the proxy votes and makes appropriate disclosures about proxy voting on behalf of our clients. Disclosure information about the Firm's Proxy Voting is included in BHMS' Form ADV Part 2.

To assist in the proxy voting process, BHMS retains the services of Glass Lewis & Co. Glass Lewis provides:

• Research on corporate governance, financial statements, business, legal and accounting risks;
• Proxy voting recommendations, including ESG (Environmental, Social, Governance) voting guidelines;
• Portfolio accounting and reconciliation of shareholdings for voting purposes;
• Proxy voting execution, record keeping, and reporting services.

Proxy Oversight Committee, Proxy Coordinators, and Proxy Voting Committee

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BHMS' Proxy Oversight Committee is responsible for implementing and monitoring BHMS' proxy voting policy, procedures, disclosures and recordkeeping, including outlining our voting guidelines in our procedures. The Proxy Oversight Committee conducts periodic reviews to monitor and ensure that the Firm's policy is observed, implemented properly, and amended or updated, as appropriate. The Proxy Oversight Committee is made up of the Chief Compliance and Risk Officer, the Responsible Investing Committee lead, the Manager of Equity Operations, the ESG Research Coordinator, and an at-large portfolio manager.

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BHMS' proxy coordinators review and organize the data and recommendations provided by the proxy service. The proxy coordinators are responsible for ensuring that the proxy ballots are routed to the appropriate research analyst based on industry sector coverage. Proxy coordinators are assigned from the equity operations department.

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BHMS research analysts review and evaluate proxy proposals and make written recommendations to the Proxy Voting Committee to ensure that votes are consistent with the Firm's analysis and are in the best interest of the shareholders, our clients.

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BHMS equity portfolio managers are members of the Proxy Voting Committee. Equity portfolio managers vote proxy proposals based on share ownership after giving consideration to BHMS' Proxy Voting Guidelines, internal research recommendations, and the opinion of Glass Lewis. Proxy votes must be approved by the Proxy Voting Committee before submitting to the proxy service provider.

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Voting proxies for the Diversified Small Cap Value and Diversified Small/Mid Cap Value accounts is done in accordance with the proxy service provider's recommendations for the following reasons:

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Investments are based on a quantitative model. Fundamental research is not performed for the holdings.

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The holding period is too short to justify the time for analysis to vote.

Conflicts of Interest

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Potential conflicts may arise when BHMS invests in equity securities of corporations who are also clients of the Firm. BHMS seeks to mitigate potential conflicts by:

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Making voting decisions for the benefit of the shareholder(s), our clients;

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Uniformly voting every proxy based on BHMS' internal research and consideration of Glass Lewis' recommendations; and

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Documenting the votes of companies who are also clients of the Firm.

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If a material conflict of interest exists, the proxy coordinators will determine whether it is appropriate to disclose the conflict to the affected clients and give the clients an opportunity to vote their proxies themselves, or to address the voting issue through other objective means, such as voting in a manner consistent with a predetermined voting policy or accepting the voting recommendation of Glass Lewis.

Other Policies and Procedures

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BHMS sends a daily electronic transfer of equity positions to the proxy service provider.

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The proxy service provider identifies accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system.

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BHMS sends a proxy report to clients at least annually (or as requested by client), listing the number of shares voted and disclosing how proxies were voted.

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Voting records are retained on the network, which is backed up daily. The proxy service provider retains records for seven years.

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BHMS' Proxy Voting Guidelines are available upon request by calling: (214) 665-1900, or by e-mailing: clientservices@barrowhanley.com.

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The proxy coordinators retain the following proxy records for at least seven years:

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These policies and procedures and any amendments;

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Proxy statements received regarding our clients' securities;

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A record of each proxy we voted;

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Proxy voting reports that are sent to clients annually;

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Any document BHMS created that was material to making a decision on how to vote proxies, or that memorializes that decision; and

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Records of any client's request for proxy voting information

 Revised December 31, 2015

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BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC
PROXY VOTING POLICY

Client Accounts for which Brandywine Global Votes Proxies

Brandywine Global shall vote proxies for each client account for which the client:

A. has specifically authorized Brandywine Global to vote proxies in the applicable investment management agreement or other written instrument; or

B. without specifically authorizing Brandywine Global to vote proxies, has granted general investment discretion to Brandywine Global in the applicable investment management agreement.

Also, Brandywine Global shall vote proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), unless the investment management agreement specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.

At or prior to inception of each client account, Brandywine Global shall determine whether it has proxy voting authority over such account.

General Principles

In exercising discretion to vote proxies for securities held in client accounts, Brandywine Global is guided by general fiduciary principles. Brandywine Global's goal in voting proxies is to act prudently and solely in the best economic interest of its clients for which it is voting proxies. In furtherance of such goal, Brandywine Global will vote proxies in a manner that Brandywine Global believes will be consistent with efforts to maximize shareholder values. Brandywine Global does not exercise its proxy voting discretion to further policy, political or other issues that have no connection to enhancing the economic value of the client's investment.

How Brandywine Global Votes Proxies

Appendix A sets forth general guidelines considered by Brandywine Global and its portfolio management teams in voting common proxy items.

In the case of a proxy issue for which there is a stated position set forth in Appendix A, Brandywine Global generally votes in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global considers those factors and votes on a case-by-case basis in accordance with the general principles described in Section II. In the case of a proxy issue for which there is no stated position or list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global votes on a case-by-case basis in accordance with the general principles described in Section II.

The general guidelines set forth in Appendix A are not binding on Brandywine Global and its portfolio management teams, but rather are intended to provide an analytical framework for the review and assessment of common proxy issues. Such guidelines can always be superseded by a portfolio management team based on the team's assessment of the proxy issue and determination that a vote that is contrary to such general guidelines is in the best economic interests of the client accounts for which the team is responsible. Different portfolio management teams may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible. In addition, a team may adopt proxy voting policies that supplement these policies and procedures.

In the case of Taft-Hartley clients, Brandywine Global will comply with a client direction to vote proxies in accordance with Glass Lewis & Co. PVS Proxy Voting Guidelines, which Glass Lewis & Co. represents to be fully consistent with AFL-CIO guidelines.

Use of an Independent Proxy Service Firm

Brandywine Global may contract with an independent proxy service firm to provide Brandywine Global with information and/or recommendations with regard to proxy votes. Any such information and/or recommendations will be made available to Brandywine Global's portfolio management teams, but Brandywine Global and its portfolio management teams are not required to follow any recommendation furnished by such service provider. The use of an independent proxy service firm to provide proxy voting information and/or recommendations does not relieve Brandywine Global of its responsibility for any proxy votes.

With respect to any independent proxy service firm engaged by Brandywine Global to provide Brandywine Global with information and/or recommendations with regard to proxy votes, Brandywine Global's Proxy Administrator shall periodically review and assess such firm's policies, procedures and practices with respect to the disclosure and handling of conflicts of interest as well as obtain an annual certificate from the firm that its conflict procedures have been implemented.

Conflict of Interest Procedures

In furtherance of Brandywine Global's goal to vote proxies in the best interests of clients, Brandywine Global follows procedures designed to identify and address material conflicts that may arise between the interests of Brandywine Global and its employees and those of its clients before voting proxies on behalf of such clients. Conflicts of interest may arise both at the firm level and as a result of an employee's personal relationships or circumstances.

A. Procedures for Identifying Conflicts of Interest Brandywine Global relies on the procedures set forth below to seek to identify conflicts of interest with respect to proxy voting.

1. Brandywine Global's Compliance Department annually requires each Brandywine Global employee, including those involved in proxy voting decisions ("Voting Persons"), to complete a questionnaire designed to elicit information that may reveal potential conflicts between the employee's interests and those of Brandywine Global clients.

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2. Brandywine Global treats significant client relationships as creating a conflict of interest for Brandywine Global in voting proxies with respect to securities issued by such client or its known affiliates.

3. As a general matter, Brandywine Global takes the position that relationships between a non-Brandywine Global Legg Mason business unit and an issuer (e.g., investment management relationship between an issuer and a non-Brandywine Global Legg Mason investment adviser affiliate) do not present a conflict of interest for Brandywine Global in voting proxies with respect to such issuer because Brandywine Global operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between Brandywine Global and certain other Legg Mason business units.

B. Procedures for Assessing Materiality of Conflicts of Interest

1. All potential conflicts of interest identified pursuant to the procedures outlined in Section V.(1)A. must be brought to the attention of the Investment Committee for resolution.

2. The Investment Committee shall determine whether a conflict of interest is material. A conflict of interest shall be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Brandywine Global's decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Investment Committee shall be maintained.

3. If it is determined by the Investment Committee that a conflict of interest is not material, Brandywine Global may vote proxies following normal processes notwithstanding the existence of the conflict.

C. Procedures for Addressing Material Conflicts of Interest

1. If it is determined by the Investment Committee that a conflict of interest is material, the Investment Committee shall determine an appropriate method or combination of methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Brandywine Global. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

a. confirming that the proxy will be voted in accordance with a stated position or positions set forth in Appendix A;

b. confirming that the proxy will be voted in accordance with the recommendations of an independent proxy service firm retained by Brandywine Global;

c. in the case of a conflict of interest resulting from a particular employee's personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote;

d. disclosing the conflict to clients and obtaining their consent before voting;

e. suggesting to clients that they engage another party to vote the proxy on their behalf; or

f. such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.

2. A written record of the method used to resolve a material conflict of interest shall be maintained.

Other Considerations

In certain situations, Brandywine Global may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Brandywine Global believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Brandywine Global may determine not to vote proxies are set forth below.

A. Share Blocking

Proxy voting in certain countries requires "share blocking." This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, Brandywine Global will consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts of voting in relation to the potential detriment to clients of not being able to sell such shares during the applicable period.

B. Securities on Loan

Certain clients of Brandywine Global, such as an institutional client or a registered investment company for which Brandywine Global acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. Brandywine Global typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, Brandywine Global may request that the client recall shares that are on loan so that such shares can be voted if Brandywine Global believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of Brandywine Global and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

Proxy Voting-Related Disclosures

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A. Proxy Voting Independence and Intent

Brandywine Global exercises its proxy voting authority independently of other Legg Mason affiliated investment advisers. Brandywine Global and its employees shall not consult with or enter into any formal or informal agreements with Brandywine Global's parent, Legg Mason, Inc., any other Legg Mason business unit, or any of their respective officers, directors or employees, regarding the voting of any securities by Brandywine Global on behalf of its clients.

Brandywine Global and its employees must not disclose to any person outside of Brandywine Global, including without limitation another investment management firm (affiliated or unaffiliated) or the issuer of securities that are the subject of the proxy vote, how Brandywine Global intends to vote a proxy without prior approval from Brandywine Global's Chief Compliance Officer.

If a Brandywine Global employee receives a request to disclose Brandywine Global's proxy voting intentions to, or is otherwise contacted by, another person outside of Brandywine Global (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, the employee should immediately notify Brandywine Global's Chief Compliance Officer.

If a Brandywine Global portfolio manager wants to take a public stance with regards to a proxy, the portfolio manager must consult with and obtain the approval of Brandywine Global's Chief Compliance Officer before making or issuing a public statement.

B. Disclosure of Proxy Votes and Policy and Procedures

Upon Brandywine Global's receipt of any oral or written client request for information on how Brandywine Global voted proxies for that client's account, Brandywine Global must promptly provide the client with such requested information in writing.

Brandywine Global must deliver to each client, for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of this Proxy Voting policy and procedures. This summary must include information on how clients may obtain information about how Brandywine Global has voted proxies for their accounts and must also state that a copy of Brandywine Global's Proxy Voting policy and procedures is available upon request.

Brandywine Global must create and maintain a record of each written client request for proxy voting information. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Brandywine Global's response. Brandywine Global must also maintain copies of written client requests and copies of all responses to such requests.

C. Delegation of Duties Brandywine Global may delegate to non-investment personnel the responsibility to vote proxies in accordance with the guidelines set forth in Appendix A. Such delegation of duties will only be made to employees deemed to be reasonably capable of performing this function in a satisfactory manner.

VIII. Shareholder Activism and Certain Non-Proxy Voting Matters

In no event shall Brandywine Global's possession of proxy voting authority obligate it to undertake any shareholder activism on behalf of a client. Brandywine Global may undertake such activism in connection with a proxy or otherwise if and to the extent that Brandywine Global determines that doing so is consistent with applicable general fiduciary principles, provided Brandywine Global has first obtained its Chief Compliance Officer's approval of the proposed activism.

Absent a specific contrary written agreement with a client, Brandywine Global does not (1) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client account, or the issuers thereof, become subject, or (2) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in a client account is expressly reserved to the client.

IX. Recordkeeping In addition to all other records required by this Policy and Procedures, Brandywine Global shall maintain the following records relating to proxy voting:

a copy of this Policy and Procedures, including any and all amendments that may be adopted;

a copy of each proxy statement that Brandywine Global receives regarding client securities;

a record of each vote cast by Brandywine Global on behalf of a client;

documentation relating to the identification and resolution of conflicts of interest;

any documents created by Brandywine Global that were material to a proxy voting decision or that memorialized the basis for that decision;

a copy of each written client request for information on how Brandywine Global voted proxies on behalf of the client, and a copy of any written response by Brandywine Global to any (written or oral) client request for information on how Brandywine Global voted proxies on behalf of the requesting client; and

records showing whether or not Brandywine Global has proxy voting authority for each client account.

All required records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Brandywine Global. Brandywine Global also shall maintain a copy of any proxy voting policies and procedures that were in effect at any time within the last five years.

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To the extent that Brandywine Global is authorized to vote proxies for a United States registered investment company, Brandywine Global shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, Brandywine Global may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request. Brandywine Global may rely on a third party to make and retain, on Brandywine Global's behalf, records of votes cast by Brandywine Global on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.

Appendix A
Proxy Voting Guidelines
Brandywine Global Absolute Value Portfolio Management Team
Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global's Absolute Value Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team's duty to act solely in the best interest of their client accounts holding the applicable security.

I. Compensation

A. We vote for management, director and employee compensation plans and arrangements that we determine are aligned with the company's long-term goals.
B. We vote against excessive compensation arrangements, whether in the form of salary, bonus, option/share awards deferred compensation arrangements, change of control provisions, perquisites or in other forms, if we believe such arrangements inappropriately confer advantages to company executives, directors or insiders to the detriment of company shareholders.

II. Governance

A. We vote for plans or other arrangements requiring or encouraging company stock ownership by directors and senior members of company management.
B. We vote against related-party transactions involving directors, senior members of company management or other company insiders.
C. We vote against multiple classes of Board of Director members.
D. Factors we consider in determining whether to vote for persons proposed as directors, including existing directors proposed for re-election include without limitation:

1. Whether the person has appropriate business experience and judgment.
2. Whether the person is likely to effectively represent the interests of shareholders and oversee senior members of company management we view circumstances suggesting the person may be beholden to company management as a negative factor.
3. Whether the person's election will result in interlocking Boards of Directors for the company and another company of which the person is a director, senior member of management or other insider. We view such interlocked Boards of Directors as a negative factor.
4. Whether the person's election will result in a Board of Directors that consists of predominantly independent directors and is not overly comprised of members of company management. We prefer Boards comprised predominantly of independent directors and not overly comprised of company management representatives.
5. Whether the person is, or represents, a member of a group having the ability to control the company—for example, a representative of a large company stockholder. We view such control group membership as a negative factor.
6. Whether the person has been involved in, or (in the case of an existing director) approved, a related-party transaction involving the company. We view involvement in, or approval of, related-party transactions as a negative factor.
7. Whether the person owns a significant amount of the company's stock. We view significant ownership company stock as a positive factor.

E. Factors we consider in determining whether to ratify a company's appointment of auditors including without limitation:

1. Whether the auditors have sufficient experience and depth of service and are likely to meet the company's and Board of Directors' needs in a timely and cost-effective manner.
2. Whether the auditors may be beholden to company management, have business conflicts or otherwise lack independence. We view each of these items as a negative factor.

III. Anti-Takeover We vote against anti-takeover measures, including without limitation:

A. Staggered Boards of Directors (for example, where 1/3 of a company's Board is elected each year rather than the entire Board each year).
B. Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes). For takeover and governance matters involving an interested shareholder—i.e., a shareholder with interests not aligned with those of other company shareholders—we do not oppose requiring a majority of disinterested shareholders to decide the matter.
C. Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company's outstanding shares.
D. Blank-Check Preferred Stock Plans, which enable the Board of Directors to create and, without further shareholder approval, determine the terms of a class of preferred stock of the company.
E. Change-of-Control Contracts, which grant benefits to company personnel (typically members of senior company management) in the event the company is acquired or is otherwise subject to a change of control.

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IV. Capital Structure In determining whether to vote for multiple classes of stock that confer different rights to holder of each class, we consider whether the multiple classes may serve to protect or entrench the interests of the persons who originally designed the multiple class structure or the company's governing documents. If a multiple-class structure may have this effect, we view this as a negative factor.

V. Business Management We generally vote against shareholder resolutions seeking to dictate routine business strategy, policy or procedures for a company.

Brandywine Global Large Cap Portfolio Management Team
Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global's Large Cap Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team's duty to act solely in the best interest of their client accounts holding the applicable security.

I. Compensation

A. We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.
B. We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.
C. We vote for measures that give shareholders a vote on executive compensation.
D. We vote for compensation plans that are tied to the company achieving set profitability hurdles. This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.
E. We vote against any attempt to re-price options. Also, we vote against the re-election of incumbent Directors in the event of such a re-pricing proposal.
F. We vote against attempts to increase incentive stock options when we determine they are excessive, either in total or for one individual.
G. We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock's price at the time of the option grant.

II. Governance

A. We vote for cumulative shareholder voting.
B. We vote against "catch-all" authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III. Anti-Takeover

We vote against anti-takeover measures, including without limitation:

A. Staggered Boards of Directors (for example, where 1/3 of a company's Board is elected each year rather than the entire Board each year).
B. Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C. Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company's outstanding shares.

IV. Capital Structure We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

V. Business Management We generally vote against shareholder resolutions focused on strategy or policy issues (for example, a proposal that a company adopt the internationally recognized standards on emissions from …). We generally prefer not to dictate to companies on matters of business strategy. As long as the company is operating responsibly, we believe management's role is to make these decisions.

Brandywine Global Fixed Income Portfolio Management Team
Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global Fixed Income Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team's duty to act solely in the best interest of their client accounts holding the applicable security.

I. Compensation

A. We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.
B. We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.
C. We vote for measures that give shareholders a vote on executive compensation.
D. We vote for compensation plans that are tied to the company achieving set profitability hurdles. This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.
E. We vote against any attempt to re-price options. Also, we vote against the re-election of incumbent Directors in the event of such a re-pricing proposal.
F. We vote against attempts to increase incentive stock options when we determine they are excessive, either in total or for one individual.

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G. We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock's price at the time of the option grant.

II. Governance

A. We vote for cumulative shareholder voting.
B. We vote against "catch-all" authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III. Anti-Takeover We vote against anti-takeover measures, including without limitation:

A. Staggered Boards of Directors (for example, where 1/3 of a company's Board is elected each year rather than the entire Board each year).
B. Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).
C. Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company's outstanding shares.

IV. Capital Structure We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

V. Business Management We generally vote against shareholder resolutions focused on strategy or policy issues (for example, a proposal that a company adopt the internationally recognized standards on emissions from …). We generally prefer not to dictate to companies on matters of business strategy. As long as the company is operating responsibly, we believe management's role is to make these decisions.

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CALAMOS ADVISORS LLC
CALAMOS PARTNERS LLC
CALAMOS WEALTH MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES

Introduction

Calamos Advisors LLC and Calamos Wealth Management LLC (hereinafter collectively referred to as "Calamos"), as an investment adviser to clients who have granted them proxy voting discretion (including, in the case of Calamos Advisors LLC the Calamos mutual funds, ETFs, and closed-end funds (the "Funds")), have adopted these proxy voting policies and procedures to help satisfy its fiduciary duties relating to proxy voting. Calamos recognizes the importance of maximizing and protecting the interests of its clients through its voting practices and of helping build stronger corporate governance within the companies in which its clients invest. To that end, these policies and procedures seek to further the voting of proxies in the best interests of our clients as investors.

Calamos has adopted and implemented these policies and procedures which we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

Responsibility of Calamos to Vote Proxies

Calamos has assigned its administrative duties with respect to the analysis and voting of proxies to its Risk Management Group within the Portfolio Management Department ("Proxy Group") and administrative processing to its Corporate Actions Group ("Corporate Actions") within the Operations Department. Additionally, to assist in analyzing, voting, administration, and reporting its proxy voting obligations, Calamos subscribes to a supplementary unaffiliated third party corporate proxy research service ("Proxy Voting Service(s)") that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping, voting, administration, reporting, and vote disclosure services. In addition, this service facilitates the voting of each proxy in accordance with our proxy voting policy. The Proxy Group is responsible for maintaining oversight of all facets of the processes described above.

As a matter of policy, the officers, directors and employees of Calamos and the Proxy Group will not be influenced by outside sources whose interests may conflict with the interests of Advisory Clients. Calamos votes each proxy while the Proxy Voting Service ensures that the decisions are implemented for each client. Calamos will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client's best interests are served by voting otherwise. All proxies will be voted based upon Calamos' instructions and/or policies.

Responsibility and Oversight

Calamos has delegated its duties with respect to analysis and voting of proxies to its Proxy Group. The Proxy Group's responsibilities consist of ensuring proxy statements of issuers whose stock is owned by any client (including the Calamos Funds and any separate accounts managed by Calamos) are voted according to our proxy policy. Unless otherwise directed by the client, the Proxy Group seeks to vote all proxies in the best interests of the client in terms of the perceived effect of the vote on the value of the client's investment. The Proxy Group shall have responsibility for: (i) voting the proxies of clients subject to these Policies and Procedures; (ii) overseeing the outside proxy administrator; (iii) implementing these Policies and Procedures; (iv) consulting with analysts for the relevant portfolio security (and the Proxy Review Committee if necessary); and (v) maintaining proxy voting records.

Based on the instruction provided by the Proxy Group and/or the principles inherent in our proxy policy, Corporate Actions will vote and process proxies. Proxies are voted solely in the interests of, the Calamos Funds, separate account clients, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility to Calamos. Corporate Actions shall have responsibility for: (i) identifying potential conflicts of interest and reporting them to the Proxy Review Committee; (ii) maintaining appropriate records pursuant to these procedures and applicable SEC rules; (iii) monitoring proxies are voted as directed by the Proxy Group or Proxy Review Committee; and (iv) ensuring that the voting process is timely.

Limitations Relating to Proxy Voting

Voting of Proxies on Securities Not Held. The Proxy Group will also decide whether to vote proxies for securities that are sold following a record date, but before a shareholder meeting date. In most cases, Calamos will vote all proxies received for securities not held on the shareholder meeting date. The Proxy Group considers various factors in deciding whether to vote such proxies, including Calamos' long-term view of the issuer's securities for investment.

Securities Lending. Certain Calamos Funds and Advisory Client accounts may participate in securities lending programs with various counterparties. If a fund or account participates in a securities lending program, the Proxy Group may attempt to recall the portfolio securities and vote proxies relating to such securities under certain circumstances. For example, if the Proxy Group determines that the votes involve matters that could have a material effect on the fund's or account's investment in such loaned securities. There can be no guarantee that any such securities can be retrieved for such purpose. With respect to securities lending transactions, the Proxy Group seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies. As a result, Calamos generally will not attempt to recall portfolio securities to vote proxies relating to routine matters.

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Fund of Funds. Calamos Multi-Fund Blend is structured as a fund of funds and invests its assets in shares of other Calamos Funds. The Proxy Group will vote Calamos Multi-Fund Blend shares in the underlying Calamos Funds in the same proportion as the vote of all other shareholders in the underlying Calamos Fund.

Securities of Foreign Issuers. In certain foreign jurisdictions the voting of proxies on portfolio securities may result in additional restrictions that may have an economic impact or cost to the security holder. We believe that in some instances the best interest of our clients is served by abstaining or not voting such proxies. Examples of issues unique to foreign securities include, but are not limited to, the following

(i) Share Blocking. In certain non-U.S. jurisdictions, a security holder that votes a proxy is prohibited from selling the security until the meeting for which the proxy has been voted is completed. This period of time may range from days to weeks. Since this blocking of sales prevents the sale of a security regardless of market conditions and developments, we believe it increases risk. Therefore, it often may be in the best interests of our investors not to vote such proxies. Whether we vote such proxies will be determined on a case by case basis.

(ii)Lack of Notice or Information. Foreign regulations do not standardize the notification period for a proxy vote. In some instances, the notice period is so short that we cannot research the issues presented. In instances where we have insufficient notice to permit us to cast a reasoned vote, we will abstain from voting on particular issues or not vote at all.

Conflicts of Interest

A. Identification of Conflicts of Interest. All conflicts of interest will be resolved in the interests of the Advisory Clients. Calamos makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

(i) The issuer is a client of Calamos or its affiliates;
(ii) The issuer is a vendor whose products or services are material or significant to the business of Calamos or its affiliates;
(iii) The issuer is an entity participating, or which may participate, in the distribution of investment products advised, administered or sponsored by Calamos or its affiliates (e.g., a broker, dealer or bank);
(iv) An employee of Calamos or its affiliates, also serves as a director or officer of the issuer;
(v) A director of Calamos Asset Management, Inc. or a Trustee of a Calamos Fund, also serves as an officer or director of the issuer; or
(vi) The issuer is Calamos Asset Management, Inc. or any of its proprietary investment products.

Material conflicts of interest are identified based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings.

B. Establishment and Operation of Proxy Review Committee. In situations where a material conflict of interest is identified, the Proxy Group will refer the matter, along with the recommended course of action by Calamos, if any, to a Proxy Review Committee comprised of representatives from Portfolio Management (which may include portfolio managers and/or research analysts employed by Calamos), Operations, Legal and Compliance Departments within Calamos for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of its proxy voting service, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with a recommendation regarding the vote for approval.

The Proxy Review Committee will independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations; report the results of such votes to Calamos' clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Calamos' long-term view of the issuer's securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

C. Records of Corporate Actions. Corporate Actions will prepare a Conflicts Report for each situation where a material conflict of interest is identified that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Calamos (other than routine communications from proxy solicitors) with respect to the proposal not otherwise reported. The Conflicts Report will also include written confirmation that any recommendation provided under circumstances where a conflict of interest is found to exist was made solely on the investment merits and without regard to any other consideration.

General Proxy Voting Guidelines

In keeping with its fiduciary obligations to its Advisory Clients, Calamos has adopted general guidelines for voting proxies as summarized below. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Calamos may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Calamos anticipate all future situations. Corporate governance issues are diverse and continually evolving and Calamos devotes significant time and resources to monitor these changes. Calamos generally will vote proxies for securities over which we do not have trading authority that may be held in Advisory Client accounts.

Calamos' proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Calamos' organization, including Portfolio Management, Legal, Compliance, and Calamos' officers. The Board of Trustees of the Calamos Funds is asked to approve the proxy voting policies and procedures annually.

One of the primary factors Calamos considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Calamos considers in determining how

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proxies should be voted. However, Calamos does not consider recommendations from management to be determinative of Calamos' ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Calamos will not support the position of a company's management in any situation where it determines that the support of management's position would adversely affect the investment merits of owning that company's shares.

The following guidelines reflect what Calamos believes to be good corporate governance and behavior:

1. Corporate Governance and Structure

a. Board of Directors/Trustees. The election of directors and an independent board are vital to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Calamos seeks to ensure that the board of directors of a company is sufficiently aligned with security holders' interests and provides proper oversight of the company's management. In many cases this may be best accomplished by having a majority of independent board members. Although we will examine board member elections on a case-by-case basis, Calamos generally supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. For all other votes regarding boards of directors, we will vote on a case-by-case basis.
b. Ratification of Auditors. As needed, Calamos will examine proposals relating to non-audit relationships and non-audit fees. Calamos will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.
c. Merger, Acquisitions, Reincorporation and Other Transactions. Companies ask their shareholders to vote on an enormous variety of different types of transactions, including mergers, acquisitions, reincorporations and reorganizations involving business combinations, liquidations and the sale of all or substantially all of a company's assets. Voting on such proposals involves considerations unique to each transaction. Therefore, we will vote on proposals to effect these types of transactions on a case-by-case basis.
d. Anti-Take Over Measures and Shareholder Voting Rights. Calamos generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Calamos conducts an independent review of each anti-takeover proposal. On occasion, Calamos may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Calamos generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Calamos will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Calamos will generally vote against any proposal to issue stock that has unequal or subordinate voting rights.
e. Capital Structure. Calamos realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. In general Calamos respects management's capital structure judgment and forecasting abilities. As needed, and with collaboration from our research analysts, Calamos will carefully review material proposals by companies to increase authorized shares and the purpose for the increase.
f. Social and Corporate Policy Issues. As a fiduciary, Calamos is primarily concerned about the financial interests of its Advisory Clients. Calamos will generally give management discretion with regard to social, environmental and ethical issues although Calamos may vote in favor of proposals regarding those issues that are believed to have significant economic benefits or implications.
g. Global Corporate Governance. Calamos manages investments in countries worldwide. Many of the tenets discussed above are applied to Calamos' proxy voting decisions for international investments. However, Calamos must be flexible in these worldwide markets and must be mindful of the varied market practices of each region.

2. Executive Compensation and Option Plans. A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Accordingly, proxy votes should be used to encourage the use of reasonably designed compensation plans that promote such alignment by providing officers and employees with an incentive to increase shareholder value. Calamos evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Calamos may review its proxy voting service's analysis to assess such plans. Severance compensation arrangements will be reviewed on a case-by-case basis, although Calamos will oppose "golden parachutes" that are considered excessive. Calamos will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

3. Other Business Matters. Many proxy statements include the approval of routine business matters, such as changing the company's name, and procedural matters relating to the shareholder meetings. Generally these routine matters do not materially affect shareholder interests adversely and are best left to the board of directors and senior management of the company. Thus, we will generally vote for board-approved proposals seeking to approve such matters.

Record Retention and Disclosure

A. Record Retention. The Adviser shall be responsible for collecting and maintaining proxy related information on each vote cast as required by applicable law unless such function is outsourced. Such information shall include (i) the name of the shareholder whose proxy is being voted; (ii) the name of the company; (iii) the exchange ticker symbols of the company; (iv) Security Identifier; (v) proxy statements; (vi) shareholder meeting date; (vii) brief identification of the matter voted on; (viii) whether the matter was proposed by the company or by a security holder; (ix) whether a vote was cast on the matter; (x) how the vote was cast (e.g., for or against proposal, or abstained, for or withheld regarding election of directors); (xi) whether the vote was cast for or against management; (xii) Conflicts Reports; and (xiii) any information created by Calamos or a third party needed by the Committee to make a voting determination. The above information shall be maintained in an easily accessible place for a period of not less than six years from the end of the fiscal year in which the information was created, with the first two years in an appropriate office of Calamos unless record retention is outsourced.

B. Disclosure. The Adviser shall be responsible for appropriately disclosing proxy voting information, including these policies and procedures, the voting guidelines and the voting records of the Funds or clients as may be required by applicable law. Corporate Actions, in conjunction with legal staff responsible for coordinating Calamos Fund disclosure, will file all required Forms N-PX, on a timely basis with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is

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reasonable practicable after filing Form N-PX with the SEC. Corporate Actions, in conjunction with legal staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients' financial statements and disclosure documents.

Reports to the Funds' Boards and Non-Investment Company Clients of Calamos

Corporate Actions shall provide proxy information to each Board of Trustee of the Funds as such Board may request from time to time.

For non-investment company clients of Calamos, Corporate Actions shall appropriately respond in writing to all written client requests for information on how it voted on behalf of the client. Such written request along with any written response to such written request or oral client request shall be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year, with the first two years in an appropriate office of Calamos.

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CAUSEWAY CAPITAL MANAGEMENT LLC SUMMARY OF
PROXY VOTING POLICIES AND PROCEDURES

Overview

As an investment adviser with fiduciary responsibilities to its clients, Causeway Capital Management LLC ("Causeway") votes the proxies of companies owned by Causeway International Value Fund, Causeway Global Value Fund, Causeway Emerging Markets Fund, Causeway International Opportunities Fund, Causeway Global Absolute Return Fund, and Causeway International Small Cap Fund (collectively, the "Funds"), for which it serves as investment adviser. In addition, Causeway votes the proxies of companies owned by institutional and private clients who have granted Causeway such voting authority. Causeway has adopted these Proxy Voting Policies and Procedures to govern how it performs and documents its fiduciary duty regarding the voting of proxies.

Proxies are voted solely in the best interests of the client, the Funds' shareholders or, where employee benefit assets are involved, in the best interests of plan participants and beneficiaries (collectively "clients"). Causeway's intent has always been to vote proxies, wherever possible to do so, in a manner consistent with its fiduciary obligations. Practicalities involved in international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

The Chief Operating Officer of Causeway supervises the proxy voting process. Portfolio managers have final decision-making authority over case-by-case votes. To assist in fulfilling its responsibility for voting proxies, Causeway uses independent research and recordkeeping software provided by third parties. Causeway may use an independent third party, such as Institutional Shareholder Services Inc. ("ISS")for proxy research, which assists the decision-making process, and for proxy voting services, which include organizing and tracking pending proxies, communicating voting decisions to custodian banks, and maintaining records.

Proxy Voting Guidelines

Causeway will generally vote on specific matters in accordance with the proxy voting guidelines set forth below. However, Causeway reserves the right to vote proxies on behalf of clients on a case-by-case basis if the facts and circumstances so warrant.

Causeway's proxy voting guidelines are designed to ensure, to the extent feasible, that votes cast are consistent with certain basic principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing a strong and independent board of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. Causeway's guidelines also recognize that a company's management is charged with the day-to-day operations and, therefore, Causeway generally votes on routine business matters in favor of management's proposals or positions.

Causeway generally votes for:

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distributions of income

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appointment of auditors

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director compensation, unless deemed excessive

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boards of directors – Causeway generally votes for management's slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner Causeway believes is not in the best interests of shareholders.

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Causeway generally opposes cumulative voting and attempts to classify boards of directors.

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financial results/director and auditor reports

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share repurchase plans

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changing corporate names and other similar matters

Causeway generally votes the following matters on a case-by-case basis:

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amendments to articles of association or other governing documents

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changes in board or corporate governance structure

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changes in authorized capital including proposals to issue shares

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compensation – Causeway believes that it is important that a company's equity-based compensation plans, including stock option or restricted stock plans, are aligned with the interests of shareholders, including Causeway's clients. Causeway evaluates compensation plans on a case-by-case basis. Causeway generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. Causeway generally opposes proposals to reprice options because the underlying stock has fallen in value.

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debt issuance requests

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mergers, acquisitions and other corporate reorganizations or restructurings

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changes in state or country of incorporation

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related party transactions

Causeway generally votes against:

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anti-takeover mechanisms – Causeway generally opposes anti-takeover mechanisms including poison pills, unequal voting rights plans, staggered boards, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions.

Causeway generally votes with management regarding:

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social issues – Causeway believes that it is management's responsibility to handle such issues, and generally votes with management on these types of issues, or abstains. Causeway will oppose social proposals that it believes will be a detriment to the investment performance of a portfolio company.

Conflicts of Interest

Causeway's interests may, in certain proxy voting situations, be in conflict with the interests of clients. Causeway may have a conflict if a company that is soliciting a proxy is a client of Causeway or is a major business partner or vendor for Causeway. Causeway may also have a conflict if Causeway personnel have a significant business or personal relationship with participants in proxy contests, corporate directors or director candidates.

The Chief Operating Officer will determine the issuers with which Causeway may have a significant business relationship. For this purpose, a "significant business relationship" is one that: (1) represents 1.5% or $1,000,000 of Causeway's revenues reasonably expected for the current fiscal year, whichever is less; (2) represents 2.5% or $2,000,000 of revenues of an affiliate reasonably expected for the current fiscal year, whichever is less; or (3) may not directly involve revenue to Causeway or its affiliates but is otherwise determined by the Chief Operating Officer to be significant to Causeway or its affiliates, such as a significant relationship with the company that might create an incentive for Causeway to vote in favor of management.

The Chief Operating Officer will identify issuers with which Causeway's employees who are involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a "significant personal or family relationship" is one that would be reasonably likely to influence how Causeway votes proxies.

The Chief Operating Officer will reasonably investigate information relating to conflicts of interest. For purposes of identifying conflicts under this policy, the Chief Operating Officer will rely on publicly available information about Causeway and its affiliates, information about Causeway and its affiliates that is generally known by Causeway's employees, and other information actually known by the Chief Operating Officer. Absent actual knowledge, the Chief Operating Officer is not required to investigate possible conflicts involving Causeway where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Chief Operating Officer.

The Chief Operating Officer will maintain a list of issuers with which there may be a conflict and will monitor for potential conflicts of interest on an ongoing basis.

Proxy proposals that are "routine," such as uncontested elections of directors or those not subject to a vote withholding campaign, meeting formalities and approvals of annual reports/financial statements are presumed not to involve material conflicts of interest. For non-routine proposals, the Chief Operating Officer in consultation with Causeway's General Counsel and Chief Compliance Officer decides if they involve a material conflict of interest.

If a proposal is determined to involve a material conflict of interest, Causeway may, but is not required to, obtain instructions from the client on how to vote the proxy or obtain the client's consent for Causeway's vote. If Causeway does not seek the client's instructions or consent, Causeway will vote as follows:

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If a "for" or "against" or "with management" guideline applies to the proposal, Causeway will vote in accordance with that guideline.

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If a "for" or "against" or "with management" guideline does not apply to the proposal, Causeway will follow the recommendation of an independent third party such as ISS. If Causeway seeks to follow the recommendation of a third party, the Chief Operating Officer will assess the party's capacity and competency to analyze the issue, as well as the party's ability to identify and address conflicts of interest it may have with respect to the recommendation.

Practical Limitations Relating to Proxy Voting

While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions may involve a number of problems that may restrict or prevent Causeway's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with powers of attorney to facilitate Causeway's voting instructions. As a result, Causeway will only use its best efforts to vote clients' non-US proxies.

In addition, regarding US and non-US companies, Causeway will not vote proxies if it does not receive adequate information from the client's custodian in sufficient time to cast the vote.

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DREMAN VALUE MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

Rule 206(4)-6 under the Investment Advisers Act ("Rule 206(4)-6") relates to the exercise of voting authority with respect to Client Securities. Under the Rule, it is a fraudulent, deceptive or manipulative act, practice or course of business within the meaning of the Investment Advisers Act for Dreman to exercise voting authority with respect to Client Securities unless it adopts and implements written policies and procedures that are reasonably designed to ensure that it votes such Securities in the best interests of its Clients.

Rule 206(4)-6 requires Dreman to:
(1) adopt and implement written policies and procedures that are reasonably designed to ensure that it votes Client Securities in the best interests of the Clients, which procedures include how Dreman will address material conflicts that arise between its interests and those of its Clients;
(2) disclose to Clients how they may obtain information from Dreman about how it voted with respect to a Client's Securities; and
(3) describe to Clients its proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting Client. Dreman, in turn, has adopted procedures setting forth how it will address material conflicts that may arise between its interests and those of its Clients. Dreman's proxy voting policy and procedures are set forth below.

I. POLICY.

Dreman recognizes that proxy voting is an important right of Clients and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Where Dreman has discretion to vote the proxies of its Clients, it will vote those proxies in the best interests of its Clients and in accordance with this Proxy Voting Policy and Procedures. Dreman's proxy voting is administered by the CCO, who has the responsibility to ensure that Dreman (i) votes proxies for Accounts in which it has been designated by the Client to vote proxies, and (ii) maintains a record of all proxy voting.

Unless specifically directed by the Client, Dreman generally will vote proxies in the best interests of each particular Client, which may result in different voting results for proxies for the same issuer. The relevant Portfolio Manager and the CIO shall identify any conflicts that exist between the interests of Dreman and its Clients. The CCO shall examine the relationship between Dreman and the issuer of each Security (and any of the issuer's affiliates), to determine if the issuer or an affiliate is a Client of Dreman or has some other relationship with Dreman or a Client of Dreman. If a material conflict exists, Dreman will determine whether voting in accordance with its Proxy Voting Policy is in the best interests of the Client.

Dreman also will determine whether it is appropriate to disclose the conflict to the affected Clients and, except in the case of Clients that are subject to ERISA, give the Clients the opportunity to vote their proxies themselves. In the case of ERISA Clients, if the Client's IMA reserves to the ERISA Client the authority to vote proxies when Dreman determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Dreman will give the ERISA Client the opportunity to vote the proxies themselves.

If a Client would like to obtain information on how Dreman voted proxies for their Account, they may contact Compliance via e-mail at ComplianceGroup@Dreman.com or by telephone at 561-475-2220. A Client also may receive a copy of Dreman's Proxy Voting Policy and Procedures upon request. The CCO shall maintain files relating to Dreman's proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Dreman.

If Dreman does not have discretion to vote proxies on behalf of a Client, the proxies will be received by the Client directly from the custodian of their assets, or will be handled otherwise as agreed between the Client and the custodian.

A Client may instruct Dreman to vote a particular proxy or how to vote all proxies for Securities held in its Account with Dreman. If a Client would like to exercise this right, they may call 561-475-2220 Dreman and speak to the Operations Manager to facilitate this/these request(s).

II. PROCEDURES.

All proxies received by Dreman shall be sent to Compliance and to Operations.

Upon the receipt of a proxy, the CCO and/or the Operations Manager shall:
(1) keep a record of each proxy received;
(2) forward the proxy to both the relevant Portfolio Manager and the CIO;
(3) determine which Accounts managed by Dreman hold the Security to which the proxy relates;
(4) provide the relevant Portfolio Manager and the CIO with a list of Accounts that hold the Security, together with the number of votes each Account controls (reconciling any duplications), and the date by which Dreman must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

Absent material conflicts, the relevant Portfolio Manager and the CIO shall determine how Dreman should vote the proxy. The relevant Portfolio Manager and the CIO shall send their decision on how Dreman will vote the proxy to the CCO. If they do not send a particular decision to the CCO, it shall be assumed that Dreman is voting in accordance with the Voting Guidelines set forth below.

The CCO is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner; Dreman may retain a third party to assist it in receiving, coordinating and voting proxies with respect to Client Securities. The CCO shall monitor the use of any third party to assure that all proxies are being properly voted and appropriate records are being retained.

Where a Client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, Dreman will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Client. If any proxy material is received by Dreman for such Account, it will promptly be forwarded to the Client or the specified third party.

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Fund Clients.
Dreman shall promptly provide to each Fund Client for which it has discretion to vote proxies, any and all information necessary for such Fund Client, or its investment adviser or administrator, to timely file its Form N-PX under the Investment Company Act. Form N-PX will provide information concerning each matter relating to a portfolio Security considered at any shareholder meeting with respect to which a Fund Client was entitled to vote. Each Form N-PX will need to be filed no later than August 31st of each year, and will cover all proxy votes with respect to which a Fund Client was entitled to vote for the period July 1st through June 30th. Dreman shall maintain and provide the following information concerning any shareholder meetings with respect to which a Fund Client was entitled to vote:

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the name of the issuer of the portfolio Security;

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the exchange ticker symbol of the portfolio Security (if available);

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the CUSIP number of the portfolio Security;

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the shareholder meeting date;

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a brief description of the matter voted on;

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whether the matter was put forward by the issuer or a shareholder;

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whether the Fund Client voted;

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(and if so) how the Fund Client cast its vote; and

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whether the Fund Client cast its vote for or against management.

Voting Guidelines.
In the absence of specific voting guidelines from a Client, Dreman will vote proxies in the best interests of each particular Client, which may result in different voting results for proxies for the same issuer. Dreman believes that voting proxies in accordance with the following guidelines is in the best interests of its Clients. Generally, Dreman will vote in favor of routine corporate housekeeping proposals, including the election of directors (where no corporate governance issues are implicated); the selection of auditors; and increases in, or the reclassification of, common stock. For other proposals, Dreman shall determine whether a proposal is in the best interests of its Clients and may take into account the following factors, among others: 1. whether the proposal was recommended by management and Dreman's opinion of management; 2. whether the proposal acts to entrench existing management; and 3. whether the proposal fairly compensates management for past and future performance. Dreman reserves the right to add to these factors as it deems necessary in order to ensure that further categories of proposals are covered and that the general principles in determining how to vote all proxies are fully stated.

Conflicts of Interest.
The CCO shall identify any conflicts that exist between the interests of Dreman and its Clients. This examination will include a review of the relationship of Dreman with the issuer of each Security (and any of the issuer's affiliates) to determine if the issuer or an affiliate is a Client of Dreman or has some other relationship with Dreman or a Client of Dreman. If a material conflict exists, Dreman will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the Client. Dreman will also determine whether it is appropriate to disclose the conflict to the affected Clients and, except in the case of Clients that are subject to ERISA, give the Clients the opportunity to vote their proxies themselves. In the case of ERISA Clients, if the IMA reserves to the ERISA Client the authority to vote proxies when Dreman determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Dreman will give the ERISA Client the opportunity to vote the proxies themselves.

Disclosures.
Dreman will disclose in its Form ADV, Part 2A that Clients may contact the CCO via e-mail at ComplianceGroup@Dreman.com or by telephone at 561-475-2220 in order to obtain information on how Dreman voted such Client's proxies, and to request a copy of these policies and procedures. If a Client requests this information, the CCO or his designee shall prepare a written response to the Client that lists, with respect to each voted proxy that the Client has inquired about: (1) the name of the issuer; (2) the proposal voted upon; and (3) how Dreman voted the Client's proxy. A concise summary of this Proxy Voting Policy and Procedures will be included in Dreman's Form ADV, Part 2A, and will be updated whenever this policy and procedures are updated. The CCO or his designee shall arrange for a copy of this summary to be sent to all existing Clients, either as a separate mailing or along with a periodic account statement or other correspondence sent to Clients. Generally, Form ADV, Part 2A and all required attachments are sent to the Clients by Operations and by the Director of Managed Accounts for wrap fee clients.

Recordkeeping.
The CCO shall maintain files relating to Dreman's proxy voting procedures. Records will be maintained and preserved for 5 years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Dreman. Records of the following will be included in the files: 1. Copies of this Proxy Voting Policy and Procedures, and any amendments thereto. 2. A copy of each proxy statement that Dreman receives; provided, however, that Dreman may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available. Dreman may also choose to have a third party retain a copy of the proxy statements, provided, that the third party undertakes to provide a copy of the proxy statement promptly upon request. 3. A record of each vote that Dreman casts. Dreman may rely on a third party to retain a copy of the votes cast, provided that the third party undertakes to provide a copy of the record promptly upon request. 4. A copy of any document that Dreman created that was material to making a decision how to vote proxies, or that memorializes the basis for that decision. 5. A copy of each written Client request for information on how Dreman voted such Client's proxies, and a copy of any written response to any (written or oral) Client request for information on how Dreman voted its proxies. 6. Dreman will coordinate with all Fund Clients to assist in the provision of all information required to be filed on Form N-PX.

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HILLCREST ASSET MANAGEMENT, LLC
PROXY VOTING POLICY

The purpose of this Proxy Voting Policy is to document the policies and procedures adopted by Hillcrest Asset Management, LLC ("Hillcrest") to enable compliance with Rule 206(4) of the Investment Advisers Act of 1940 ("Advisers Act"). According to the Advisers Act, an investment adviser has fiduciary responsibility to act in the best long-term interest of its clients. An Adviser is a fiduciary that owes each of its clients the duty of care with respect to all service undertaken on the clients' behalf including proxy voting.

A. General Policy

Hillcrest will vote proxies for all clients who authorize them to do so. Hillcrest is responsible for voting proxies for those securities selected by Hillcrest; however, Hillcrest does not vote proxies for securities not selected by Hillcrest that are nevertheless held in a client account or where Hillcrest is otherwise not granted discretionary authority over securities in a client account. When Hillcrest votes proxies it generally votes as management recommends. Hillcrest believes this policy is consistent with the economic best interest of its clients. Consistent with its duty of care, Hillcrest monitors proxy proposals just as it monitors other corporate events affecting the companies in which its clients invest. Because of extenuating circumstances associated with some proxy issues, Hillcrest votes may not follow this policy in all cases.

Conflicts of Interest

There may be instances where the interests of Hillcrest may conflict or appear to conflict with the interests of its clients. For example, Hillcrest may have assets invested in a company for which Hillcrest provides investment management or an employee of Hillcrest may have a personal conflict of interest with respect to a vote. In such situations, Hillcrest will remain consistent in its duty of care and loyalty. Any employees with a personal conflict will identify themselves and be removed from the process for that vote. In the case of a client conflict, Hillcrest reviews the nature of the conflict and the materiality of the conflict and will determine and document the appropriate procedure to address the conflict.

To identify conflicts of interest, Hillcrest maintains a listing of all material business conflicts of interests, defined as those business relationships between the firm and other parties that are deemed to be material and may result in a conflict with respect to a future proxy vote. Additionally, all employees are required to disclose all personal and familiar relationships that may present a material conflict of interest with respect to a future proxy contest. Employees who are unsure whether a relationship should be disclosed as a material conflict should consult the Chief Compliance Officer for guidance.

Procedures

Upon receipt of a proxy, the proxy and annual or special report will be submitted to the appropriate portfolio manager, analyst or the compliance officer. They will vote the proxy in accordance with the Hillcrest policy. Hillcrest will retain the following information with respect to proxy voting for a minimum of 5 years:

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a copy of the proxy voting policy;

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a copy of all proxy statements received regarding client securities. Electronic statements, such as those maintained on EDGAR or by a proxy voting service, are acceptable;

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a record of each vote cast on behalf of a client;

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a copy of any document prepared by Hillcrest that was material to the decision making process of how to vote; and

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a copy of any written request for information on how Hillcrest voted on a client's behalf as well as the response that was sent.

Disclosure

Hillcrest will provide a copy of this Proxy Voting Policy to all clients upon request. Clients may also obtain information on how their securities were voted by making a written request to Hillcrest. Upon receiving the request, Hillcrest will provide the information to the client in a reasonable amount of time.

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HOTCHKIS & WILEY CAPITAL MANAGEMENT
PROXY VOTING POLICIES AND PROCEDURES

PURPOSE

The purpose of these Proxy Voting Policies and Procedures is to memorialize the procedures and policies adopted by Hotchkis and Wiley Capital Management ("H&W") to enable the firm to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act").

POLICY

H&W acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA"). Unless a client (including a "named fiduciary" under ERISA) specifically reserves the right to vote its own proxies, H&W will vote proxies and act on all other corporate actions in sufficient time prior to their deadlines as part of its full discretionary authority over the assets.

In certain situations as permitted under the investment management agreement, H&W may consider written direction from a client on how to vote on a specific proxy proposal that would be applicable only to shares specifically owned by the respective client. In this situation, the shares voted under client direction may not be consistent with proxies voted by H&W for other clients or with the established guidelines contained in these Proxy Voting Policies and Procedures.

When voting proxies for clients, H&W's primary concern is that all decisions be made solely in the best interest of the shareholder (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). H&W will act in a manner it deems prudent and diligent and which is intended to enhance the economic value of the assets of the account.

GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting on proposals often contained in proxy statements, but will not be used as rigid rules. The voting policies below are subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated below, H&W will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

Management Proposals

H&W recognizes that a company's management is charged with day-to-day operations and, therefore, generally votes on routine business matters in favor of management's positions. Generally, in the absence of any unusual or non-routine information, the following items if recommended by management are likely to be supported:

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Ratification of appointment of independent auditors

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General updating/corrective amendments to charter

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Increase in common share authorization for a stock split or share dividend

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Stock option plans that are incentive based and not excessive

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Election of directors

The following items will always require company specific and case-by-case review and analysis when submitted by management to a shareholder vote:

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Directors' liability and indemnity proposals

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Executive compensation plans

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Mergers, acquisitions, and other restructurings submitted to a shareholder vote

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Anti-takeover and related provisions

Shareholder Proposals

Under ERISA standards, it is inappropriate to use (vote) plan assets to carry out social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of beneficiaries, and economic impact. In general, H&W will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals. However, H&W will support shareholder proposals that are consistent with H&W's proxy voting guidelines for board-approved proposals. For example, H&W will generally support a proposal requiring a majority vote for the election of directors.

Generally, shareholder proposals related to the following items are not supported:

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Declassification of the board

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Cumulative voting

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Restrictions related to social, political, or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or vested interest impact.

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Reports which are costly to provide or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders.

Conflict of Interest

Conflicts between H&W's interests and its client's interests may arise in the proxy decision process due to significant business or personal relationships between H&W or its managers, members, employees or affiliates and the company or its management. If a potential conflict of interest arises, it will typically involve a proxy for a company that is also H&W's client. In the event that any proxies raise a conflict of interest, the Proxy Oversight Committee

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(consisting of the Chief Operating Officer, Chief Compliance Officer, and Managing Director of Portfolio Services) will review H&W's proposed votes to ensure that they are consistent with established guidelines and not prompted by any conflict of interest.

H&W may receive proxies for companies which are clients of Stephens Inc. ("Stephens"), a full service broker-dealer and investment bank and an affiliate of H&W. Stephens does not directly or indirectly participate in H&W's policies or decisions with respect to proxy voting.

H&W employees may own the same securities held by client accounts. The employees vote their securities independently from H&W's proxy voting policy.

The Proxy Oversight Committee will also review proposed proxy votes in situations where the H&W analyst with responsibility for proxy voting decision owns shares of the company and where the H&W analyst has an immediate family member (spouse, child, parent, or sibling) that is a corporate director or executive officer of the company.

PROCEDURES

All proxy solicitations from a company in which clients of H&W own shares are received by H&W's Portfolio Services Department and routed to the analyst responsible for research into that company. The analyst reviews the proxy statement and any reports from the independent third-party proxy research firm engaged by H&W with respect to the company. Based on the information in the proxy statement and the proxy research firm's reports, among other factors, the analyst will determine how to vote the proxies for that company.

H&W's Portfolio Services Department is responsible for ensuring that proxies received by H&W are voted in a timely manner, voted in a manner consistent with the proxy voting policies and voted consistently across all portfolios. The Portfolio Services Department is also responsible for ensuring that all corporate action notices or requests which require shareholder action received by H&W are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

On specific items where the analyst indicates that the board-approved recommendation and the proxy research firm's recommendation do not agree, the analyst generally will determine to vote the proxies with the board-approved recommendation if it is consistent with the established guidelines.

Although many proxy proposals can be voted in accordance with the established guidelines, H&W's analysts recognize that some proposals require special consideration, which may dictate that H&W make an exception to the broad guidelines.

In the event of a conflict of interest or whenever an analyst is proposing to vote against the board-approved recommendations or against its established guidelines, the proposed vote will be submitted to the Proxy Oversight Committee, which will review the proxy voting determination to make sure that H&W's vote is not prompted by any conflict of interest.

LIMITATIONS

If H&W is authorized to exercise proxy voting rights for a client account, H&W will vote the proxies for securities beneficially held by the custodian for the client portfolio as of the record date of the shareholder meetings (settlement date). Securities not held by the custodian as of the record date (e.g., due to an unsettled purchase or securities lending) will not be voted by H&W. In addition, H&W will not vote proxies if it does not receive adequate information from a client's custodian in sufficient time to cast the vote.

H&W may determine not to vote proxies in respect of securities of any company (i) if H&W determines that it would be in the client's overall best interest not to vote under the circumstances, such as when (a) the cost of voting exceeds the expected benefit to the client, (b) voting the client's proxies will not have an effect on the outcome of the matter up for vote or (c) the matter up for vote will not impact the client's economic interests, or (ii) if the security is no longer held in the clients' portfolios by the proxy meeting date. For example, to the extent that H&W receives proxies for securities that are transferred into a client's portfolio that were not recommended or selected by H&W and have been sold or are expected to be sold promptly in an orderly manner ("legacy securities"), H&W will generally refrain from voting such proxies. In such circumstances, since legacy securities have been sold or are expected to be sold promptly, H&W may determine that voting proxies on such securities would not further a client's interest in maximizing the value of its investments. H&W may consider an institutional client's special request to vote a legacy security proxy and, if agreed, would vote such proxy in accordance with H&W's guidelines.

Non-U.S. proxies (and particularly those in emerging markets) may involve a number of problems that restrict or prevent H&W's ability to vote. As a result, a client account's non-U.S. proxies will be voted on a best efforts basis only.

Fixed-income securities normally do not provide voting rights; however, special circumstances may occur that permit voting or responding to another type of corporate action.

Certain clients retain the responsibility for receiving and voting proxies for any and all securities maintained in client portfolios and receive their proxies or other solicitations directly from their custodian. H&W will not vote the proxies for these securities in this case, but may provide advice to clients regarding the clients' voting of proxies.

RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, H&W will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that H&W may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by H&W that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made by clients regarding conflicts of interest in voting the proxy.

H&W will describe in its Part 2A of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advise clients how they may obtain information about how H&W voted their securities. Clients may obtain information about how their securities were voted or a copy of H&W's Proxy Voting Policies and Procedures free of charge by written request addressed to H&W. For its mutual fund clients, H&W

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will provide information about how H&W voted each mutual fund's securities within the appropriate time frame for the public filing of Form N-PX within 60 days of June 30th. Form N-PX for each mutual fund will be available without charge, upon request, by calling toll-free (866) 236-0050 and on the SEC's website at www.sec.gov.

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LAZARD ASSET MANAGEMENT LLC
PROXY VOTING POLICY

A. Introduction

Lazard Asset Management LLC and its affiliates ("Lazard") provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interests, and within the framework of this Proxy Voting Policy (the "Policy"). Lazard has adopted this Policy in order to satisfy its fiduciary obligation and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended

Lazard manages assets for a variety of clients worldwide, including institutions, financial intermediaries, sovereign wealth funds, and private clients. To the extent that proxy voting authority is delegated to Lazard, Lazard's general policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective. This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B. Responsibility to Vote Proxies

Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.

C. General Administration

1.  Overview

Lazard's proxy voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to Lazard's Chief Operations Officer. Oversight of the process is provided by Lazard's Legal / Compliance Department and by a Proxy Committee currently consisting of Managing Directors, Lazard's General Counsel and Chief Compliance Officer, portfolio managers and other investment personnel of Lazard. The Proxy Committee meets at least annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the "Approved Guidelines"), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard's General Counsel or Chief Compliance Officer. A representative of Lazard's Legal / Compliance Department must be present at all Proxy Committee meetings.

2.   Role of Third Parties

To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services, including services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities. Lazard also subscribes to global proxy-relevant research provided by Glass Lewis & Co. LLC.

ISS provides additional proxy-related administrative services to Lazard. ISS receives on Lazard's behalf all proxy information sent by custodians that hold securities of Lazard's clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS' analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

3.  Voting Process

Lazard's Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the "Approved Guidelines"). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.
ProxyOps provides Lazard's Portfolio Manager/Analysts and Research Analysts (collectively, "Portfolio Management") with the shareholder meeting agenda of proposals to be voted, the Lazard Approved Guidelines, as well as both Glass Lewis' and ISS' independent vote recommendations and supporting analyses for each proposal. Unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest or certain strategy-specific situations; in which case an alternative approach may be followed (See Section F and G below). In cases where Portfolio Management recommends a vote contrary to the Approved Guideline, the rationale for doing so and all other relevant information is provided to the Proxy Committee for its final vote determination. If necessary, and in cases where there is a possibility of a split vote among Portfolio Management teams (as described in Section G.1. below), a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard's vote instructions.

Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by-case basis, Lazard believes that input from Portfolio Management with knowledge of the issuer and its securities (collectively, "Portfolio Management") is essential. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Manager of ProxyOps will consult with Portfolio Management to determine when it would be appropriate to abstain from voting. Portfolio Management is, in Lazard's view, best able to evaluate the impact that the outcome

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on a particular proposal will have on the value of the issuer's shares. Consequently, ProxyOps seeks Portfolio Management's recommendation on how to vote all such proposals. Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management's recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard's Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management's recommendation.

As a global firm, we recognize that there are differing governance models adopted in various countries and that local laws and practices vary widely. Although the Approved Guidelines are intended to be applied uniformly world-wide, where appropriate, Lazard will give consideration to regional/ local law and best practices in applying our Proxy Voting Policy and vote instructions.

D. Specific Proxy Items

Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

Certain strategy-specific considerations may result in Lazard voting proxies other than according to the Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters on behalf of Lazard, or other unique circumstances requiring special vote considerations. These considerations are discussed in more detail in Section G, below.

1.  Routine Items

Lazard generally votes routine items as recommended by the issuer's management and board of directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

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non-controversial election or re-election of directors;

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appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

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issues relating to the timing or conduct of annual meetings; and

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name changes.

2.  Corporate Governance and Shareholder Rights Matters

Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company's shareholder meetings.

a. Board of Directors and its Committees

Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer's board of directors. Lazard does not believe that establishing burdensome requirements regarding a board will achieve this objective. Lazard has Approved Guidelines to vote:

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For the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;

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For a requirement that a substantial majority e.g. 2/3 of a company's directors be independent;

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Case-by-case basis regarding the election of directors where the board does not have independent "key committees" or sufficient board independence;

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Case-by-case basis regarding non-independent directors who serve on key committees that are not sufficiently independent;

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For proposals that a board's committees comprise solely of independent directors or consist of a majority of independent directors;

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Case-by-case basis on proposals to require the separation of chairman and CEO:

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Case-by-case basis, generally For proposals to limit directors' liability; broaden indemnification of directors; and approve indemnification agreements for officers and directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation; or if indemnification is due to negligence then directors would be liable for intentional misconduct and actions taken without good faith intention - in these cases voting is on a case-by-case basis;

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For proposals seeking to de-classify a board and Against proposals seeking to classify a board;

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Case-by-case basis on all proposals relating to cumulative voting;

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Against shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and on a case-by-case basis regarding the establishment of shareholder advisory committees;

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Against shareholder proposals seeking to establish term limits for directors;

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Case-by-case basis regarding proposals to establish directors' mandatory retirement age;

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Case-by-case basis regarding the removal of age restrictions for directors;

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Against shareholder proposals seeking to establish minimum stock-ownership requirements for directors;

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Case-by-case basis regarding director stock retention /holding periods; and

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Against shareholder proposals seeking to change the size of a board or requiring two candidates for each board seat.

b. Anti-takeover Measures

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Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company's shares. Consequently, Lazard has adopted Approved Guidelines to vote:

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Against proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

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Case-by-case basis regarding shareholder rights plans (also known as "poison pill plans"), and For proposals that ask management to submit any new poison pill plan to shareholder vote;

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Against proposals seeking to adopt fair price provisions and on a case-by-case basis regarding proposals seeking to rescind them;

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Against "blank check" preferred stock; and

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Case-by-case basis regarding other provisions seeking to amend a company's by-laws or charter regarding anti-takeover provisions.

c. Conduct of Shareholder Meetings

Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

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Against proposals to adjourn U.S. meetings;

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Against proposals seeking to eliminate or restrict shareholders' right to call a special meeting;

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For proposals providing for confidential voting;

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Against efforts to eliminate or restrict right of shareholders to act by written consent;

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Against proposals to adopt supermajority vote requirements, or increase vote requirements; and

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Case-by-case basis on changes to quorum requirements.

3.   Changes to Capital Structure

Lazard receives many proxies that include proposals relating to a company's capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer's capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

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For management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

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For stock splits and reverse stock splits;

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Case-by-case basis on matters affecting shareholder rights, such as amending votes-per-share;

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Case-by-case basis on management proposals to issue a new class of common or preferred shares;

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For management proposals to adopt or amend dividend reinvestment plans;

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Against changes in capital structure designed to be used in poison pill plans; and

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Case-by-case basis on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

4.   Stock Option Plans and Other Executive Compensation Issues

Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

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Case-by-case basis regarding all stock option plans;

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Against restricted stock plans that do not define performance criteria;

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For employee stock purchase plans;

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Case-by-case basis for stock appreciation rights plans;

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For deferred compensation plans;

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Case-by-case basis regarding proposals to approve executive loans to exercise options;

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Against proposals to re-price underwater options;

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Case-by-case basis regarding shareholder proposals to eliminate or restrict severance agreements, and For proposals to submit severance agreements to shareholders for approval; and

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Against proposals to limit executive compensation or to require individual executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

5.   Mergers and Other Significant Transactions

Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company's assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard's Approved Guideline is to vote on each of these transactions on a case-by-case basis.

6.   Environmental, Social and Corporate Governance

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Proposals involving environmental, social and corporate governance issues take many forms and cover a wide array of issues. Some examples may include: proposals to have a company increase its environmental disclosure; adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company's management and its board of directors.

As set out in Lazard's Environmental, Social and Corporate Governance (ESG) Policy, Lazard is committed to an investment approach that incorporates ESG considerations in a comprehensive manner in order to safeguard the interests of our clients. Lazard generally supports the notion that corporations should be expected to act as good citizens, but is obligated to vote on environmental, social and corporate governance proposals in a way that it believes will most increase shareholder value. Lazard's Approved Guidelines are structured to evaluate most environmental, social and corporate governance proposals on a case-by-case basis. Lazard will generally support proposals asking for a company to increase its environmental/social disclosures (e.g., to provide a corporate sustainability report), and will vote For the approval of anti-discrimination policies and socially responsible agenda.

E. Voting Securities in Different Countries

Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder's ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as "share blocking"). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will decide if it is in the best interest of its clients not to vote the proxies.

There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below). Due to the nature of the investment strategy, a decision to refrain from voting proxies of certain Japanese securities or emerging market securities will generally be determined by Portfolio Management. (See Section G.1. below.)

F. Conflicts of Interest

1.   Overview

Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

Potential conflicts of interest are inherent in Lazard's organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

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Lazard Frères & Co. LLC ("LF&Co."), Lazard's parent and a registered broker- dealer, or an investment banking affiliate has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

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Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

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Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

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A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

2.   General Policy and Consequences of Violations

All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates. ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal / Compliance Department. No other officers or employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between an officer or employee of LF&Co. and an officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard's client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

3.   Monitoring for Conflicts and Voting When a Material Conflict Exists

ProxyOps monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard's voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding

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application of these conflict procedures, including whether a conflict exists, should be addressed to Lazard's Chief Compliance Officer or General Counsel.

a.   Where Approved Guideline Is For or Against

Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If there is no material conflict, the proxy will be voted as outlined in this Policy. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

In addition, in the event of a conflict that arises in connection with a proposal for Lazard to vote shares held by Lazard clients in a Lazard mutual fund, Lazard will typically vote each proposal for or against proportion to the shares voted by other shareholders.

b.   Where Approved Guideline Is Case-by-Case

In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard's policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist. If a conflict exists, and Lazard policy is to vote on a case-by-case basis, then ProxyOps will vote in accordance with the concurring recommendations of the two independent proxy advisory services, the ISS Proxy Advisor Service and the Glass Lewis recommendation. If these services' recommendations are contrary to each other, ProxyOps will obtain the recommendation from a third independent source that provides voting advisory services, the ISS Taft-Hartley Proxy Voter Service, and will defer to the majority recommendation. If a recommendation from this approved third independent source is not available, Lazard will follow the recommendation of ISS' Proxy Advisor service.

G.   Other Matters

1.   Issues Relating to Management of Specific Lazard Strategies

Due to the nature of certain strategies managed by Lazard, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases ProxyOps will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines, and will obtain the Proxy Committee's confirmation accordingly.

Additionally, particularly with respect to certain Japanese securities, Lazard may not receive notice of a shareholder meeting in time to vote proxies for, or may simply be prevented from voting proxies in connection with, a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard's obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.

Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives, one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the portfolio management teams to determine what action would be in the best interests of its clients. However, under unusual circumstances, the votes may be split between the two teams. In such event, a meeting of the Proxy Committee will be held to determine whether it would be appropriate to split the votes.

2.   Stock Lending

As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and ProxyOps will vote the proxies in accordance with the Approved Guidelines.

H.   Review of Policy

The Proxy Committee will review this Policy at least annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard's General Counsel or Chief Compliance Officer.

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MASSACHUSETTS FINANCIAL SERVICES COMPANY
2016 PROXY VOTING POLICIES AND PROCEDURES

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.Ã  r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., and MFS' other subsidiaries that perform discretionary investment management activities (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A. Voting Guidelines;
B. Administrative Procedures;
C Records Retention; and
D. Reports.

A. VOTING GUIDELINES

1. General Policy; Potential Conflicts of Interest

MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS' fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

B. ADMINISTRATIVE PROCEDURES

1. MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;
b. Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and
c. Considers special proxy issues as they may arise from time to time.

2. Potential Conflicts of Interest

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The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS' clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS' client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS' voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); (collectively, "Non-Standard Votes"); the MFS Proxy Voting Committee will follow these procedures:

a. Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the "MFS Significant Distributor and Client List");
b. If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;
c. If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and
d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS' Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS' distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

3. Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. ("Broadridge"). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS' clients, usually to the client's proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer's explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. ("Glass Lewis"; Glass Lewis and ISS are each hereinafter referred to as the "Proxy Administrator").

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders' meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator's on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company's stock and the number of shares held on the record date by these accounts with the Proxy Administrator's list of any upcoming shareholder's meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4. Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices.

1For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold "short" positions in the same issuer.

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In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. MFS may also use other research tools in order to identify the circumstances described above. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In certain types of votes (e.g. mergers and acquisitions, proxy contests, capitalization matters, potentially excessive executive compensation issues, or certain shareholder proposals)a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS investment analysts and/or portfolio managers.2 However, the MFS Proxy Voting Committee will ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

For those markets that utilize a "record date" to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

6. Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting's record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7. Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS' clients and the companies in which MFS' clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company's proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company's formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C. RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

D. REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and "golden parachutes") ; (ii) a summary of votes against management's recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues.

2From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

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Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

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PZENA INVESTMENT MANAGEMENT
PROXY VOTING POLICY

Introduction

As a registered investment adviser, Pzena Investment Management, LLC ("PIM" or "the Firm") is required to adopt policies and procedures reasonably designed to (i) ensure that proxies are voted in the best interests of clients, (ii) disclose to clients information about these policies and procedures and how clients can obtain information about their proxies, and (iii) describe how conflicts of interest are addressed. The following policies and procedures have been established to ensure decision making consistent with PIM's fiduciary responsibilities and applicable regulations under the Investment Company Act and Advisers Act. These policies, procedures and guidelines are meant to convey PIM's general approach to certain issues. Nevertheless, PIM reviews all proxies individually and makes final decisions based on the merits of each issue.

I. Procedures

A. ISS

PIM subscribes to a proxy monitor and voting agent service offered by Institutional Shareholder Services ("ISS"). Under the written agreement between ISS and PIM, ISS provides a proxy analysis with research and a vote recommendation for each shareholder meeting of the companies in our separately managed client accounts. They also vote, record and generate a voting activity report for our clients and offer a social investment research service which enables us to screen companies for specific issues (e.g., tobacco, alcohol, gambling). PIM retains responsibility for instructing ISS how to vote, and we still apply our own guidelines as set forth herein when voting. If PIM does not issue instructions for a particular vote, the default is for ISS to mark the ballots in accordance with these guidelines (when they specifically cover the item being voted on), and with management (when there is no PIM policy covering the vote).

PIM personnel continue to be responsible for entering all relevant client and account information (e.g., changes in client identities and portfolio holdings) in the Indata system. A direct link download has been established between PIM and ISS providing data from the Indata System. ISS assists us with our recordkeeping functions, as well as the mechanics of voting. As part of ISS' recordkeeping/administrative function, they receive and review all proxy ballots and other materials, and generate reports regarding proxy activity during specified periods, as requested by us. To the extent that the Procedures set forth in the Section II are carried out by ISS, PIM will periodically monitor ISS to ensure that the Procedures are being followed and will conduct random tests to verify that proper records are being created and retained as provided in Section 4 below.

B. Compliance Procedures

PIM's standard Investment Advisory Agreement provides that until notified by the client to the contrary, PIM shall have the right to vote all proxies for securities held in that client's account. In those instances where PIM does not have proxy voting responsibility, it shall forward to the client or to such other person as the client designates any proxy materials received by it. In all instances where PIM has voting responsibility on behalf of a client, it follows the procedures set forth below. The Directors of Research are responsible for monitoring the PIM Analyst's compliance with such procedures when voting. The Chief Compliance Officer ("CCO") is responsible for monitoring overall compliance with these procedures.

C. Voting Procedures

1. Determine Proxies to be Voted

Based on the information provided by PIM via the direct link download established between PIM and ISS mentioned above, ISS shall determine what proxy votes are outstanding and what issues are to be voted on for all client accounts. Proxies received by ISS will be matched against PIM's records to verify that each proxy has been received. If a discrepancy is discovered, ISS will use reasonable efforts to resolve it, including calling PIM and/or applicable Custodians. Pending votes will be forwarded first to the Firm's CCO, or designee, who will perform the conflicts checks described in Section 2 below. Once the conflicts checks are completed, the ballots and supporting proxy materials will be returned to the Proxy Coordinator who will forward them on to the Analyst who is responsible for the Company soliciting the proxy. Specifically, the Analyst will receive a folder containing the proxy statement, the proxy analysis by ISS, a blank disclosure of personal holdings form, and one or more vote record forms.* The Analyst will then mark his/her voting decision on the Vote Record Form, initial this form to verify his/her voting instructions, and return the folder to the Proxy Coordinator who will then enter the vote into the ISS/Proxy Monitor System. Any notes or other materials prepared or used by the Analyst in making his/her voting decision shall also be filed in the folder.

If an Analyst desires to vote against management or contrary to the guidelines set forth in this proxy voting policy or the written proxy voting policy designated by a specific client, the Analyst will discuss the vote with the Chief Investment Officers and/or Directors of Research and the Chief Investment Officers and/or Directors of Research shall determine how to vote the proxy based on the Analyst's recommendation and the long term economic impact such vote will have on the securities held in client accounts. If the Chief Investment Officers and/or Directors of Research agree with the Analyst recommendation and determine that a contrary vote is advisable the Analyst will provide written documentation of the reasons for the vote (by putting such documentation in the folder and/or e-mailing such documentation to the Proxy Coordinator and CCO for filing.) When the Analyst has completed all voting, the Analyst will return the folder to the Proxy Coordinator who will enter the votes in the ISS system.

2. Identify Conflicts and Vote According to Special Conflict Resolution Rules

The primary consideration is that PIM act for the benefit of its clients and place its client's interests before the interests of the Firm and its principals and employees. The following provisions identify potential conflicts of interest that are relevant to and most likely to arise with respect to PIM's advisory

* A separate ballot and vote record form may be included in the folder if the company soliciting the proxy is included in the portfolio of a client who has designated specific voting guidelines in writing to PIM which vary substantially from these policies and if the Custodian for that client does not aggregate ballots before sending them to ISS. In such event, the Analyst shall evaluate and vote such ballot on an individual basis in accordance with the applicable voting guidelines.

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business and its clients, and set forth how we will resolve those conflicts. In the event that the Research Analyst who is responsible for the Company soliciting a particular proxy has knowledge of any facts or circumstances which the Analyst believes are or may appear be a material conflict, the Analyst will advise PIM's CCO, who will convene a meeting of the proxy committee to determine whether a conflict exists and how that conflict should be resolved.

a. PIM has identified the following areas of potential concern:

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Where PIM manages any pension or other assets affiliated with a publicly traded company, and also holds that company's or an affiliated company's securities in one or more client portfolios.

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Where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios.

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Where PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios.

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Where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent, or sibling.

b. To address the first potential conflict identified above, PIM's CCO, or designee, will maintain a list of public company clients that will be updated regularly as new client relationships are established with the Firm. Upon receipt of each proxy to be voted for clients, the Proxy Coordinator will give the ballot and supporting proxy materials to PIM's CCO, or designee, who will check to see if the company soliciting the proxy is also on the public company client list. If the company soliciting the vote is on our public company client list and PIM still manages pension or other assets of that company, the CCO, or designee, will note this in the folder so that PIM will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

c. To address the second potential conflict identified above, PIM's CCO, or designee, will check the proxy materials to see if the proponent of any shareholder proposal is one of PIM's clients. If the proponent of a shareholder proposal is a PIM client, the CCO, or designee, will note this in the folder so that PIM will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

d. To address the third potential conflict identified above, PIM's CCO, or designee, will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is one of PIM's individual clients (based on the client list generated by our Portfolio Management System, Indata). For purposes of this check, individual clients shall include natural persons and testamentary or other living trusts bearing the name of the grantor, settlor, or beneficiary thereof. If a director or director nominee is a PIM client, the CCO, or designee, will note this in the folder so that PIM will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

e. To address the fourth potential conflict identified above, PIM's CCO, or designee, will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is a PIM officer, director or employee or an immediate family member thereof (based on the written responses of PIM personnel to an annual questionnaire in this regard). If a director or director nominee is a PIM officer, director or employee or an immediate family member thereof, the CCO, or designee, will note this in the folder so that PIM will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2. â€ƒ

f. The following special rules shall apply when a conflict is noted in the folder:

i. In all cases where PIM manages the pension or other assets of a publicly traded company, and also holds that company's or an affiliated company's securities in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

ii. The identity of the proponent of a shareholder proposal shall not be given any substantive weight (either positive or negative) and shall not otherwise influence an Analyst's determination whether a vote for or against a proposal is in the best interests of PIM's clients.

iii. If PIM has proxy voting authority for a client who is the proponent of a shareholder proposal and PIM determines that it is in the best interests of its clients to vote against that proposal, a designated member of PIM's client service team will notify the client-proponent and give that client the option to direct PIM in writing to vote the client's proxy differently than it is voting the proxies of its other clients.

iv. If the proponent of a shareholder proposal is a PIM client whose assets under management with PIM constitute 30% or more of PIM's total assets under management, and PIM has determined that it is in the best interests of its clients to vote for that proposal, PIM will disclose its intention to vote for such proposal to each additional client who also holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies. If a client does not object to the vote within 3 business days of delivery of such disclosure, PIM will be free to vote such client's proxy as stated in such disclosure.

v. In all cases where PIM manages assets of an individual client and that client is a corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

vi. In all cases where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

Notwithstanding any of the above special rules to the contrary, in the extraordinary event that it is determined by unanimous vote of the Directors of Research, the Chief Executive Officer, and the Research Analyst covering a particular company that the ISS recommendation on a particular proposal to

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be voted is materially adverse to the best interests of the clients, then in that event, the following alternative conflict resolution procedures will be followed:

A designated member of PIM's client service team will notify each client who holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies, and disclose all of the facts pertaining to the vote (including, PIM's conflict of interest, the ISS recommendation, and PIM's recommendation). The client then will be asked to direct PIM how to vote on the issue. If a client does not give any direction to PIM within 3 business days of delivery of such disclosure, PIM will be free to vote such client's proxy in the manner it deems to be in the best interest of the client.

PIM will always defer to ISS when it votes a proxy of company shares accepted as a client accomodation, where siad shares will not be held as part of the managed portfolio.

On an annual basis, the Compliance Departmentalso will review the conflicts policies and Code of Conduct that ISS posts on its website.

3. Vote

Each proxy that comes to PIM to be voted shall be evaluated on the basis of what is in the best interest of the clients. We deem the best interests of the clients to be that which maximizes shareholder value and yields the best economic results (e.g., higher stock prices, long-term financial health, and stability). In evaluating proxy issues, PIM will rely on ISS to identify and flag factual issues of relevance and importance. We also will use information gathered as a result of the in-depth research and on-going company analyses performed by our investment team in making buy, sell and hold decisions for our client portfolios. This process includes periodic meetings with senior management of portfolio companies. PIM may also consider information from other sources, including the management of a company presenting a proposal, shareholder groups, and other independent proxy research services. Where applicable, PIM also will consider any specific guidelines designated in writing by a client.

The Research Analyst who is responsible for following the company votes the proxies for that company. If such Research Analyst also beneficially owns shares of the company in his/her personal trading accounts, the Research Analyst must complete a special "Disclosure of Personal Holdings Form" (blank copies of which will be included in each folder), and the Directors of Research must sign off on the Research Analyst's votes for that company by initialing such special form before it and the vote record sheet are returned to the Proxy Coordinator. It is the responsibility of each Research Analyst to disclose such personal interest and obtain such initials. Any other owner, partner, officer, director, or employee of the Firm who has a personal or financial interest in the outcome of the vote is hereby prohibited from attempting to influence the proxy voting decision of PIM personnel responsible for voting client securities.

Unless a particular proposal or the particular circumstances of a company may otherwise require (in the case of the conflicts identified in Section 2 above) or suggest (in all other cases), proposals generally shall be voted in accordance with the following broad guidelines:

a. Support management recommendations for the election of directors and appointment of auditors (subject to j below).

b. Give management the tools to motivate employees through reasonable incentive programs. Within these general parameters, PIM generally will support plans under which 50% or more of the shares awarded to top executives are tied to performance goals. In addition, the following are conditions that would generally cause us to vote against a management incentive arrangement:

i. With respect to incentive option arrangements:

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The proposed plan is in excess of 10% of shares, or

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The company has issued 3% or more of outstanding shares in a single year in the recent past, or

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The new plan replaces an existing plan before the existing plan's termination date (i.e., they ran out of authorization) and some other terms of the new plan are likely to be adverse to the maximization of investment returns, or

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The proposed plan resets options, or similarly compensates executives, for declines in a company's stock price. This includes circumstances where a plan calls for exchanging a lower number of options with lower strike prices for an existing larger volume of options with high strike prices, even when the option valuations might be considered the same total value. However, this would not include instances where such a plan seeks to retain key executives who have been undercompensated in the past.

For purposes hereof, the methodology used to calculate the share threshold in (i) above shall be the (sum of A + B) divided by (the sum of A + B + C + D), where:

A = the number of shares reserved under the new plan/amendment

B = the number of shares available under continuing plans

C = granted but unexercised shares under all plans

D = shares outstanding, plus convertible debt, convertible equity, and warrants

ii. With respect to severance, golden parachute or other incentive compensation arrangements:

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The proposed arrangement is excessive or not reasonable in light of similar arrangements for other executives in the company or in the company's industry (based solely on information about those arrangements which may be found in the company's public disclosures and in ISS reports); or

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The proposed parachute or severance arrangement is considerably more financially or economically attractive than continued employment. Although PIM will apply a case-by-case analysis of this issue, as a general rule, a proposed severance arrangement which is 3 or more times greater than the affected executive's then current compensation shall be voted against unless such arrangement has been or will be submitted to a vote of shareholders for ratification; or

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The triggering mechanism in the proposed arrangement is solely within the recipient's control (e.g., resignation).

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c. PIM prefers a shareholder vote on compensation plans in order to provide a mechanism to register discontent with pay plans. In general, PIM will support proposals to have non-binding shareholder votes on compensation plans so long as these proposals are worded in a generic manner that is unrestrictive to actual company plans. However, PIM may oppose these proposals if PIM deems that the proposal:

i. restricts the company's ability to hire new, suitable management, or
ii. restricts an otherwise responsible management team in some other way harmful to the company.

d. Support facilitation of financings, acquisitions, stock splits, and increases in shares of capital stock that do not discourage acquisition of the company soliciting the proxy.

e. Consider each environmental, social or corporate governance (ESG) proposal on its own merits.

f. Support anti-takeover measures that are in the best interest of the shareholders, but oppose poison pills and other anti-takeover measures that entrench management and/or thwart the maximization of investment returns.

g. Oppose classified boards and any other proposals designed to eliminate or restrict shareholders' rights.

h. Oppose proposals requiring super majority votes for business combinations unless the particular proposal or the particular circumstances of the affected company suggest that such a proposal would be in the best interest of the shareholders.

i. Oppose vague, overly broad, open-ended, or general "other business" proposals for which insufficient detail or explanation is provided or risks or consequences of a vote in favor cannot be ascertained.

j. Make sure management is complying with current requirements such as of the NYSE, NASDAQ and Sarbanes-Oxley Act of 2002 focusing on auditor independence and improved board and committee representation. Within these general parameters, the opinions and recommendations of ISS will be thoroughly evaluated and the following guidelines will be considered:

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PIM generally will vote against auditors and withhold votes from Audit Committee members if Non-audit ("other") fees are greater than the sum of audit fees + audit-related fees + permissible tax fees.

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In applying the above fee formula, PIM will use the following definitions:

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 Audit fees shall mean fees for statutory audits, comfort letters, attest services, consents, and review of filings with SEC

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Audit-related fees shall mean fees for employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards

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Tax fees shall mean fees for tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)

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PIM will apply a CASE-BY-CASE approach to shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services), taking into account whether the non-audit fees are excessive (per the formula above) and whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

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PIM generally will evaluate director nominees individually and as a group based on ISS opinions and recommendations as well as our personal assessment of record and reputation, business knowledge and background, shareholder value mindedness, accessibility, corporate governance abilities, time commitment, attention and awareness, independence, and character.

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PIM generally will withhold votes from any insiders flagged by ISS on audit compensation or nominating committees, and from any insiders and affiliated outsiders flagged by ISS on boards that are not at least majority independent.

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In general, PIM will not support shareholder proposals to vote against directors unless PIM determines that clear shareholder value destruction has occurred as a consequence of the directors' actions. When shareholders propose voting against directors serving on compensation committees, PIM will evaluate ISS' opinions and recommendations, but will vote on the issue based on PIM's assessment of the matter and independently of ISS' criteria.

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PIM will apply a CASE-BY-CASE approach to determine whether to vote for or against directors nominated by outside parties whose interests may conflict with our interests as shareholders, regardless of whether management agrees with the nomination.

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PIM will evaluate and vote proposals to separate the Chairman and CEO positions in a company on a case-by-case basis based on ISS opinions and recommendations as well as our personal assessment of the strength of the companies governing structure, the independence of the board and compliance with NYSE and NASDAQ listing requirements.

k. Support re-incorporation proposals that are in the best interests of shareholders and shareholder value.

l. Support proposals enabling shareholders to call a special meeting of a company so long as a 15% threshold is necessary in order for shareholders to do so. However, on a CASE-BY-CASE basis as determined by the Research Analyst voting the proxy, a 10% threshold may be deemed more appropriate should particular circumstances warrant; for example, in instances where executive compensation or governance has been an issue for a company.

m. PIM may abstain from voting a proxy if we conclude that the effect of abstention on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant. In addition, if a company imposes a blackout period for purchases and sales of securities after a particular proxy is voted, PIM generally will abstain from voting that proxy.

It is understood that PIM's and ISS' ability to commence voting proxies for new or transferred accounts is dependent upon the actions of custodian's and banks in updating their records and forwarding proxies. PIM will not be liable for any action or inaction by any Custodian or bank with respect to proxy ballots and voting.

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Where a new client has funded its account by delivering in a portfolio of securities for PIM to liquidate and the record date to vote a proxy for one of those securities falls on a day when we are temporarily holding the position (because we were still executing or waiting for settlement), we will vote the shares. For these votes only, we will defer to ISS' recommendations, however, since we will not have first hand knowledge of the companies and cannot devote research time to them.

Proxies for securities on loan through securities lending programs will generally not be voted. Since PIM's clients and not PIM control these securities lending decisions, PIM may not be able to recall a security for voting purposes even if the issue is material; however, it will use its best efforts.

4. Return Proxies

The Chief Compliance Officer, or designee,  shall send or cause to be sent (or otherwise communicate) all votes to the company or companies soliciting the proxies within the applicable time period designated for return of such votes.

5. Client Disclosures

PIM will include a copy of these proxy voting policies and procedures, as they may be amended from time to time, in each new account pack sent to prospective clients. It also will update its ADV disclosures regarding these policies and procedures to reflect any material additions or other changes to them, as needed. Such ADV disclosures will include an explanation of how to request copies of these policies and procedures as well as any other disclosures required by Rule 206(4)-6 of the Advisers Act.

PIM will provide proxy voting summary reports to clients, on request. With respect to PIM's mutual fund clients, PIM will provide proxy voting information in such form as needed for them to prepare their Rule 30b1-4 Annual Report on Form N-PX.V.

6. Recordkeeping

A. PIM will maintain a list of dedicated proxy contacts for its clients. Each client will be asked to provide the name, email address, telephone number, and post office mailing address of one or more persons who are authorized to receive, give direction under and otherwise act on any notices and disclosures provided by PIM pursuant to Section II.C.2.f of these policies. With respect to ERISA plan clients, PIM shall take all reasonable steps to ensure that the dedicated proxy contact for the ERISA client is a named fiduciary of the plan.

B. PIM will maintain and/or cause to be maintained by any proxy voting service provider engaged by PIM the following records. Such records will be maintained for a minimum of five years. Records maintained by PIM shall be kept for 2 years at PIM's principal office and 3 years in offsite storage.

i. Copies of PIM's proxy voting policies and procedures, and any amendments thereto.

ii. Copies of the proxy materials received by PIM for client securities. These may be in the form of the proxy packages received from each Company and/or ISS, or downloaded from EDGAR, or any combination thereof.

iii. The vote cast for each proposal overall as well as by account.

iv. Records of any correspondence made regarding specific proxies and the voting thereof.

v. Records of any reasons for deviations from broad voting guidelines.

vi. Copies of any document created by PIM that was material to making a decision on how to vote proxies or that memorializes the basis of that decision.

vii. A record of proxies that were not received, and what actions were taken to obtain them. viii. Copies of any written client requests for voting summary reports (including reports to mutual fund clients for whom PIM has proxy voting authority containing information they need to satisfy their annual reporting obligations under Rule 30b-1-4 and to complete Form N-PX) and the correspondence and reports sent to the clients in response to such requests.

7.  Review of Policies

The proxy voting policies, procedures and guidelines contained herein have been formulated by PIM's proxy committee. This committee consists of PIM's Directors of Research, CCO, and at least one Portfolio Manager (who represents the interests of all PIM's portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings). The committee reviews these policies, procedures and guidelines at least annually, and makes such changes as it deems appropriate in light of current trends and developments in corporate governance and related issues, as well as operational issues facing the Firm.

II. Corporate Actions

PIM is responsible for monitoring both mandatory (e.g. calls, cash dividends, exchanges, mergers, spin-offs, stock dividends and stock splits) and voluntary (e.g. rights offerings, exchange offerings, and tender offers,).corporate actions. Operations personnel will ensure that all corporate actions received are promptly reviewed and recorded in PIM's portfolio accounting system, and properly executed by the custodian banks for all eligible portfolios. , On a daily basis, a file of PIM's security holdings is sent to a third-party provider, Xcitek, via an automated upload which then returns corporate action information for securities included in the file. This information is received and acted upon by the Operations personnel responsible for corporate action processing. In addition, PIM receives details on voluntary and some mandatory corporate actions from the custodian banks via email or online system and all available data is used to properly understand each corporate event.

Voluntary Corporate Actions - The Portfolio Management team is responsible for providing guidance to Operations on the course of action to be taken in each voluntary corporate action received. In some instances the Portfolio Management team may maintain standing instructions on particular event types. As appropriate, Legal and Compliance may be consulted to determine whether certain clients may participate in particular corporate actions. Operations personnel will then notify each custodian banks, either through an online interface, via email, or with a signed faxed document of the

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election selected. Once all necessary information is received and the corporate action has been effected and verified, the event is processed in the portfolio accounting system. A log of all holdings information related to the corporate action is maintained for each portfolio before the corporate action, as well as after, in order to confirm accuracy of processing.

III. Class Actions

PIM shall not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issue of securities held in or formerly held in a client account or to advise or take any action on behalf of a client or former client with respect to any such actions or litigation.

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TEMPLETON INVESTMENT COUNSEL, LLC
PROXY VOTING POLICIES & PROCEDURES
As SEC Compliance Rule Policy and Procedures*

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Templeton Investment Counsel, LLC (hereinafter the "Investment Manager") has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.Ã . r.l. ("FTIS S.Ã .r.l.") as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved ("ERISA accounts"), in the best interests of the plan participants and beneficiaries (collectively, "Advisory Clients"), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.

The Investment Manager has adopted and implemented proxy voting policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the "Affiliated Subadviser") with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager's Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers. The Investment Manager may also delegate proxy voting responsibility to a Non-Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged an unaffiliated Subadviser to manage all or a portion of the assets).

HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon the Investment Manager's instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS's Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the Investment Manager has a supplemental subscription to Egan-Jones Proxy Services ("Egan-Jones"), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, or another independent third party proxy service provider (each a "Proxy Service") are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of the Investment Manager's ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest All conflicts of interest will be resolved in the best interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

*Rule 38a-1 under the Investment Company Act of 1940 ("1940 Act") and Rule 206(4)-7 under the Investment Advisers Act of 1940 ("Advisers Act") (together the "Compliance Rule") require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws ("Compliance Rule Policies and Procedures").

1

The issuer is a client1 of the Investment Manager or its affiliates;

2

The issuer is a vendor whose products or services are material or significant to the business of the Investment Manager or its affiliates;2

3

The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by the Investment Manager or its affiliates (e.g., a broker, dealer or bank);3

4

The issuer is a significant executing broker dealer;4

5

An Access Person5 of the Investment Manager or its affiliates also serves as a director or officer of the issuer;

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6

A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member6 of such director or trustee, also serves as an officer or director of the issuer; or

7

The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment. Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer's management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties. In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager's recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.Ã .r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including the Investment Manager's long-term view of the issuer's securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled "Proxy Procedures.

 Where a material conflict of interest has been identified, but the items on which the Investment Manager's vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) "Other Business" without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, ("1940 Act"), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission ("SEC") exemptive order thereunder; (2) when a Franklin Templeton U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder ("cash sweep arrangement"); or (3) when required pursuant to the fund's governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.

In addition, with respect to an open-ended collective investment scheme formed as a Société d'investissement Ã  capital variable (SICAV), in accordance with Luxembourg law, if one sub-fund (the "Acquirer") has invested in another sub-fund of the SICAV (the "Target"), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer.

1 For purposes of this section, a "client" does not include underlying investors in a collective investment trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by the Investment Manager or its affiliates will be considered a "client."
2 The top 50 vendors will be considered to present a potential conflict of interest.
3 The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.
4 The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.
5 "Access Person" shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
6 The term "immediate family member" means a person's spouse; child residing in the person's household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

Weight Given Management Recommendations
One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

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Engagement with Issuers
The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

The Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, the Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by- case basis. The Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can the Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and the Investment Manager devotes significant time and resources to monitor these changes.

THE INVESTMENT MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

The Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Investment Manager's organization, including portfolio management, legal counsel, and the Investment Manager's officers. The Board of Directors of Franklin Templeton's U.S.- registered investment companies will approve the proxy voting policies and procedures annually.

The following guidelines reflect what the Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight. The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. The Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management's track record, the company's financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of Auditors: The Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, The Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. The Investment Manager believes that executive compensation should be directly linked to the performance of the company. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Investment

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Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose "golden parachutes" that are considered excessive. The Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

The Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders' interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company's remuneration practices.

Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders' interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company's remuneration practices.

Anti-Takeover Mechanisms and Related Issues: The Investment Manager generally opposes anti- takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, the Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. The Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. The Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. The Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The Investment Manager usually supports "fair price" provisions and confidential voting. The Investment Manager will review a company's proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: The Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and Social Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton's "Responsible Investment Principles and Policies" describes the Investment Manager's approach to consideration of environmental, social and governance issues within the Investment Manager's processes and ownership practices.

In the Investment Manager's experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the Investment Manager believes that there is evidence of inadequate oversight by the company's board, if the company's current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company's peers.

Governance Matters: The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy Access: In cases where the Investment Manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the Investment Manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global Corporate Governance: The Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to the Investment Manager's proxy voting decisions for international investments. However, the Investment Manager must be flexible in these

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worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country's laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators ("CSA") rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vi) a proxy voting service is not offered by the custodian in the market; (vii) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some foreign jurisdictions, even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager's votes are not received, or properly tabulated, by an issuer or the issuer's agent.

The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager's proxy policy:

1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client's shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client's instructions.
2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.
3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.
4. In determining how to vote, the Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.
5. The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager's voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer's management.
6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or

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unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.
7. The Proxy Group will make every effort to submit the Investment Manager's vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.
8. With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.
9. The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group's files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.
10. If the Franklin Templeton Services, LLC Global Trade Services learns of a vote on a potentially material event that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the custodian bank in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.
11. The Proxy Group participates in Franklin Templeton Investment's Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group will instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third- party proxy voting service provider.
12. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each fund's proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund's Form N-PX as soon as is reasonably practicable after filing Form N- PX with the SEC.
13. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients' disclosure documents.
14. The Proxy Group is subject to periodic review by Internal Audit, compliance groups, and external auditors.
15. The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.
16. The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.
17. The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service's staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service's policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.
18. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.
19. At least annually, the Proxy Group will verify that:

a. A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
b. A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;
c. Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
d. Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

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The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager's written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the

Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled "Proxy Procedures."

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.

As of January 4, 2016

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THE BOSTON COMPANY ASSET MANAGEMENT, LLC
PROXY VOTING POLICY

Policy Statement
This policy describes the proxy voting guidelines and related procedures which are applied to those client accounts over which The Boston Company Asset Management, LLC ("TBCAM") has been delegated the authority to vote proxies.

Policy Details
TBCAM is a member firm of BNY Mellon's Proxy Voting & Governance Committee ("the Committee"). TBCAM has adopted the Committee's Proxy Voting Policy for all U.S. issuers and for those non U.S. issuers with a market cap of $10 Billion (or greater) or where there is an active ownership (by the Committee's members) of 2% (or greater) of the issuer's outstanding voting securities. In addition, TBCAM has adopted the Institutional Shareholder Services ("ISS") Global Proxy Voting Guidelines for any non-U.S. issuer not meeting such criteria (collectively, the "Guidelines").

TBCAM utilizes the services of ISS and Glass Lewis as proxy advisors. Additionally ISS serves as our voting agent, voting ballots according to the guidelines currently in place.

Voting Policies and Process

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Fiduciary Duty - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including investment companies advised by TBCAM (the "Funds") and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

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Long-Term Perspective - We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

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Limited Role of Shareholders - We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

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Anti-takeover Proposals - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

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"Social" Issues - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

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Proxy Voting Process - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Committee, if the applicable guidelines so require. Proposals, for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, will be referred to the Committee for discussion and vote. Additionally, the Committee may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

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Material Conflicts of Interest - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities, and may engage an independent fiduciary to vote proxies of other issuers in our discretion.

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Securities Lending - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares

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Recordkeeping - We will keep, or cause our agents to keep, the records for each voting proposal required by law. Proxy records will be retained for not less than 7 years.

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Disclosure - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall disclose their proxy voting policies and procedures and their proxy votes as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

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Charter – We maintain a Charter which lists the Committee's responsibilities and duties, membership, voting and non-voting members, quorum, meeting schedule and oversight mapping to the BNY Mellon Fiduciary Risk Management Committee.

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Oversight Activities

TBCAM performs periodic oversight of the operational and voting processes implemented on behalf of clients to ensure that proxy ballots are voted in accordance with established guidelines. These activities may include, but are not limited to, monthly account reconciliation between the voting agent and TBCAM records and forensic testing of the application of vote instruction in relation to policy vote recommendations at the ballot level. These efforts are completed as component of our Rule 206(4) -7 compliance program.

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WEDGE CAPITAL MANAGEMENT L.L.P.
PROXY VOTING POLICY AND PROCEDURES

Proxy Policy
Revised: December 2014

WEDGE Capital Management L.L.P. ("WEDGE") established this policy to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and, as a fiduciary to ERISA clients, proxy voting responsibilities promulgated by the Department of Labor. This policy applies to accounts in which WEDGE has voting authority. WEDGE's authority to vote client proxies is established by an advisory contract or a comparable document.

Voting Guidelines
Traditional Products (SCP, MCP, LCP, SCP International)
The analyst who recommends the security for the WEDGE portfolio has voting responsibility for that security. If the security is held in multiple traditional products, the analyst who holds the most shares in his or her portfolio is responsible for voting. Securities held in both a quantitative product and a traditional product are voted by the traditional portfolio analyst.

WEDGE casts votes in the best economic interest of shareholders. Therefore, the vote for each security held in a traditional product is cast on a case-by-case basis. Each analyst may conduct his or her own research and/or use the information provided by Glass Lewis & Co., LLC ("Glass Lewis"). (Glass Lewis provides proxy analyses containing research and objective vote recommendations on each proposal.) If an analyst chooses to vote against management's recommended vote, a reason must be provided on the voting materials and recorded in the vote management software.

Votes should be cast either "For" or "Against." In very limited instances an abstention may be appropriate; in which case, the analyst should document why he or she abstained. This will be documented in the vote management software by the proxy department.

WEDGE uses its best efforts to vote proxies; in certain circumstances it may be impractical or impossible for WEDGE to vote proxies. For example, in accordance with local laws or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending after the meeting ("share blocking"). Due to these restrictions, WEDGE must balance the benefits to its clients of voting proxies against the potential consequences of a reduced flexibility to sell the shares at the most advantageous time. Additionally, WEDGE may not be able to vote proxies for certain foreign securities if WEDGE does not receive the proxy statement in time due to custodial processing delays.

Quantitative Products (MIC, QVM: Large Cap, QVM: Small-Mid)
WEDGE will generally vote securities held in products that are quantitative in nature in accordance with the Glass Lewis recommended vote. In instances where Glass Lewis votes against the management recommended vote, a reason must be recorded in the vote management software.

For securities that meet certain criteria, the analyst responsible for that product must vote the security. Generally, the criteria for these select securities are:

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WEDGE clients hold greater than 1% of the outstanding shares of the security, OR

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the position size of the security in the portfolio is greater than 1.5%.

Conflicts of Interest
All conflicts of interest are to be resolved in the best interest of our clients.

To alleviate potential conflicts of interest or the appearance of conflicts, WEDGE does not allow any associate or his or her spouse to sit on the board of directors of any public company without Management Committee approval, and all associates have to affirm quarterly that they are in compliance with this requirement.

All associates must adhere to the CFA Institute Code of Ethics and Standards of Professional Conduct, which requires specific disclosure of conflicts of interest and strict adherence to independence and objectivity standards. Situations that may create a conflict or the appearance of a conflict include but are not limited to the following:

1

An analyst has a financial interest in the company or in a company which may be involved in a merger or acquisition with the company in question.

2

An analyst has a personal relationship with someone (e.g. a close friend or family member) who is employed by the company in question or by a company which may be involved in a merger or acquisition with the company in question.

3

The company in question is a client or prospective client of the firm.

If any of the three criteria listed above is met, or if the analyst feels a potential conflict of interest exists for any reason, he or she should complete a Potential Conflict of Interest Form (PCIF - Attachment A). The PCIF identifies the potential conflict of interest and is used to document the review of the vote.

For items 1 & 2 above, the voting analyst is required to consult with an analyst who does not have a potential conflict of interest. If the consulting analyst disagrees with the voting analyst's vote recommendation, a Management Committee member must be consulted. For item 3 above (or any other potential conflict not identified above), two of the three Management Committee members must review and agree with the recommended vote. The completed PCIF is attached to the voting materials and reviewed by the proxy department for accurate completion prior to being recorded in the vote management software.

Due to the importance placed on Glass Lewis recommended votes, it is important that Glass Lewis has procedures in place to mitigate any potential conflicts of interest. The independence of Glass Lewis will be reviewed during each audit of the proxy process.

Proxy Voting Records
As required by Rule 204-2 under the Investment Advisers Act of 1940, WEDGE will maintain the following records:

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The Proxy Policy

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Record of each vote cast on behalf of WEDGE's clients

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Documents prepared by WEDGE that were material to making a proxy voting decision, including PCIFs

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Each written client request for proxy voting records and WEDGE's written response to any written or oral client request

Policy Disclosure
On an annual basis, WEDGE will send Form ADV Part 2 to all clients to disclose how they can obtain a copy of the Proxy Policy and/or information on how their securities were voted. Clients may request a copy of the Proxy Policy and voting decisions at any time by contacting WEDGE at the address below.

Attention: Proxy Request
WEDGE Capital Management L.L.P.
301 S. College Street, Suite 2920
Charlotte, NC 28202-6002

Via E-mail: proxy@wedgecapital.com

Review Procedures
Periodically, WEDGE will review proxy voting for compliance with this policy and determine if revisions to the policy are necessary.

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APPENDIX C

Ratings Definitions

Below are summaries of the ratings definitions used by some of the rating organizations. Those ratings represent the opinion of the rating organizations as to the credit quality of the issues that they rate. The summaries are based upon publicly available information provided by the rating organizations.

Ratings of Long-Term Obligations and Preferred Stocks — The Funds utilize ratings provided by rating organizations in order to determine eligibility of long-term obligations. The ratings described in this section may also be used for evaluating the credit quality for preferred stocks.

Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of bonds. The rating organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a bond.

The four highest Moody's ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are considered upper-medium grade and are subject to low credit risk. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Moody's ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest. Moody's also appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The four highest Standard & Poor's ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Standard & Poor's ratings of BB, B, CCC, CC, C and D are considered below investment grade and are regarded as having significant speculative characteristics. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.

The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Fitch's ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments. Obligations rated B are deemed to be highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently

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being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment. Obligations rated CCC indicate, for issuers and performing obligations, default is a real possibility. Obligations rated CC indicate, for issuers and performing obligations, default of some kind appears probable. Obligations rated C indicate exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or (c) Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a distressed debt exchange. Obligations rated RD indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) execution of a distressed debt exchange on one or more material financial obligations. Obligations rated D indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise cease business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Ratings of Municipal Obligations — Moody's ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels — MIG/VMIG 1, MIG/VMIG 2 and MIG/VMIG 3. Factors used in determination of ratings include liquidity of the borrower and short-term cyclical elements. The MIG/VMIG 1 rating denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. The MIG/VMIG 2 rating denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group. The MIG/VMIG 3 rating denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. An SG rating denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor's uses SP-1, SP-2, and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. A rating of SP-2 denotes a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. A rating of SP-3 denotes a speculative capacity to pay principal and interest.

Ratings of Short-Term Obligations — Moody's short-term ratings, designated as P-1, P-2, P-3, or NP, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 is the highest short-term rating assigned by Moody's and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term debt obligations. The rating P-2 denotes an issuer (or supporting institution) that has a strong ability to repay short-term debt obligations. The rating P-3 denotes an issuer (or supporting institution) that has an acceptable ability for repayment of senior short-term policyholder claims and obligations.  The rating NP denotes an issuer (or supporting institutions) that does not fall within any of the Prime rating categories.

Standard & Poor's short-term ratings are generally assigned to obligations with an original maturity of no more than 365 days — including commercial paper. A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2, and B-3 may be assigned to indicate finer distinctions within the B category. The obligor currently has the capacity to meet its financial commitment; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D' if it is subject to a distressed exchange offer.

Fitch Ratings' short-term ratings have a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. A rating of F1

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denotes an obligation of the highest credit quality. It indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature. A rating of F2 denotes good credit quality. It indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings. A rating of F3 denotes fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade. A rating of B denotes an obligation that is speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions. A rating of C denotes a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. A rating of RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. A rating of D indicates an entity or sovereign that has defaulted on all of its financial obligations.

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AMERICAN BEACON FUNDS

PART C. OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)	Amended and Restated Declaration of Trust, dated March 4, 2015, is incorporated by reference to Post-Effective Amendment No. 225, filed June 30, 2015 (“PEA No. 225”)

	(2)	Certificates of Designation for American Beacon AHL Managed Futures Fund, American Beacon Bahl & Gaynor Small Cap Growth Fund, American Beacon Crescent High Income Fund, American Beacon Global Evolution Frontier Markets Debt Fund, and American Beacon Ionic Absolute Return Fund are incorporated by reference to Post-Effective Amendment No. 208, filed December 19, 2014 (“PEA No. 208”)

	(3)	Certificate of Designation for American Grosvenor Long/Short Fund, is incorporated by reference to Post-Effective Amendment No. 231, filed September 30, 2015 (“PEA No. 231”)

	(4)	Certificates of Designation for American Beacon Bridgeway Large Cap Growth Fund and American Beacon Sound Point Floating Rate Income Fund, is incorporated by reference to Post-Effective Amendment No. 239, filed December 23, 2015 (“PEA No. 239”)

(b)		Amended and Restated Bylaws, dated February 18, 2014, are incorporated by reference to Post-Effective Amendment No.184, filed April 29, 2014 (“PEA No. 184”)

(c)		Rights of holders of the securities being registered are contained in Articles III, VIII, X, XI and XII of the Registrant’s Declaration of Trust and Articles III, V, VI and XI of the Registrant’s Bylaws

(d)	(1)(A)	Management Agreement among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated April 30, 2015, is incorporated by reference to Post-Effective Amendment No. 228, filed August 28, 2015 (“PEA No. 228”)

	(1)(B)	Amended Schedule A to Management Agreement among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated January 28, 2016, is incorporated by reference to Post-Effective Amendment No. 245, filed February 4, 2016 (“PEA No. 245”)

	(1)(C)	Management Agreement between American Beacon Cayman Managed Futures Strategy Fund, Ltd. and American Beacon Advisors, Inc., dated July 9, 2014, is incorporated by reference to Post-Effective Amendment No. 203, filed August 19, 2014 (“PEA No. 203”)

	(2)(A)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Barrow, Hanley, Mewhinney & Strauss, Inc., dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(B)(i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Brandywine Global Investment Management, LLC, with respect to the American Beacon Flexible Bond Fund, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(B)(ii)	Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Brandywine Global Investment Management, LLC, with respect to the American Beacon Flexible Bond Fund, dated May 11, 2015, is incorporated by reference to PEA No. 231

(2)(B)(iii)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Brandywine Global Investment Management, LLC, with respect to the American Beacon Large Cap Value Fund, American Beacon Small Cap Value Fund, and American Beacon Balanced Fund, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(C)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Calamos Advisors LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(D)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Causeway Capital Management LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(E)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Dreman Value Management LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(F)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Franklin Advisers, Inc., dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(G)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Hotchkis and Wiley Capital Management LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(H)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Lazard Asset Management LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(I)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Logan Circle Partners, L.P., dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(J)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Morgan Stanley Investment Management Inc., dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(K)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and NISA Investment Advisors, L.L.C., dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(L)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Pzena Investment Management, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(M)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Templeton Investment Counsel, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(N)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and The Boston Company Asset Management, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(O)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Standish Mellon Asset Management Company LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(P)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Zebra Capital Management, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(Q)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Strategic Income Management, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(R)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Brandes Investment Partners, L.P., dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(S)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Massachusetts Financial Services Company, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(T)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Pacific Investment Management Company LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(U)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Stephens Investment Management Group, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(V)(i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Bridgeway Capital Management, Inc., dated April 30, 2015, is incorporated by reference to PEA No. 228

(2)(V)(ii)	First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Bridgeway Capital Management, Inc., dated January 28, 2016, is incorporated by reference to PEA No. 245

(2)(W)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Holland Capital Management LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(X)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and PENN Capital Management Company, Inc., dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(Y)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and The London Company of Virginia, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(Z)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Earnest Partners, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(AA)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Acadian Asset Management LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(BB)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Sustainable Growth Advisers, LP, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(CC)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors Inc., and Global Evolution USA, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(DD)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and AHL Partners LLP, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(EE)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Bahl & Gaynor, Inc., dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(FF)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Crescent Capital Group LP, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(GG)	Investment Advisory Agreement among American Beacon Cayman Managed Futures Strategy Fund, Ltd., American Beacon Advisors, Inc., and AHL Partners LLP, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(HH)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Hillcrest Asset Management, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(II)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Ionic Capital Management LLC, dated June 22, 2015, is incorporated by reference to PEA No. 225

(2)(JJ)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Sound Point Capital Management, L.P., dated December 9, 2015, is incorporated by reference to Post-Effective Amendment No. 237, filed December 9, 2015 (“PEA No. 237”)

(2)(KK)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and WEDGE Capital Management, L.L.P, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(LL)	Form of Lead Investment Advisory Agreement between American Beacon Advisors, Inc. and Grosvenor Capital Management, L.P., is incorporated by reference to PEA No. 231

(2)(MM)	Form of Investment Advisory Agreement among American Beacon Advisors, Inc., Grosvenor Capital Management, L.P., and Basswood Capital Management, LLC, is incorporated by reference to PEA No. 231

(2)(NN)	Form of Investment Advisory Agreement among American Beacon Advisors, Inc., Grosvenor Capital Management, L.P., and Impala Asset Management, is incorporated by reference to PEA No. 231

(2)(OO)	Form of Investment Advisory Agreement among American Beacon Advisors, Inc., Grosvenor Capital Management, L.P., and Incline Global Management, LLC, is incorporated by reference to PEA No. 231

(2)(PP)	Form of Investment Advisory Agreement among American Beacon Advisors, Inc., Grosvenor Capital Management, L.P., and Passport Capital LLC, is incorporated by reference to PEA No. 231

(2)(QQ)	Form of Investment Advisory Agreement among American Beacon Advisors, Inc., Grosvenor Capital Management, L.P., and Pine River Capital Management LP, is incorporated by reference to PEA No. 231

(2)(RR)	Form of Investment Advisory Agreement among American Beacon Advisors, Inc., Grosvenor Capital Management, L.P., and River Canyon Fund Management LLC, is incorporated by reference to PEA No. 231

(2)(SS)	Form of Investment Advisory Agreement among American Beacon Advisors, Inc., Grosvenor Capital Management, L.P., and Tremblant Capital Group, is incorporated by reference to PEA No. 231

(2)(TT)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Payden & Rygel, dated August 13, 2015, is incorporated by reference to Post-Effective Amendment No. 234, filed October 27, 2015 (“PEA No. 234”)

	(2)(UU)	Form of Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Garcia Hamilton & Associates, L.P., is incorporated by reference to Post-Effective Amendment No. 243, filed January 15, 2016

	(2)(VV)	Form of Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and GLG LLC, is incorporated by reference to Post-Effective Amendment No. 246, filed February 17, 2016 (“PEA No. 246”)

(e)	(1)	Form of Distribution Agreement among American Beacon Funds, American Beacon Mileage Funds, American Beacon Select Funds, and Foreside Fund Services, LLC, dated March 31, 2009, is incorporated by reference to Post-Effective Amendment No. 75, filed May 1, 2009 (“PEA No. 75”)

	(2)(A)	Eleventh Amendment to Schedule I of the Distribution Agreement among American Beacon Funds, American Beacon Mileage Funds, American Beacon Select Funds, and Foreside Fund Services, LLC, dated July 14, 2014, is incorporated by reference to PEA No. 203

(f)		Bonus, profit sharing or pension plans – (none)

(g)	(1)	Custodian Agreement between Registrant and State Street Bank and Trust Company, dated December 1, 1997, is incorporated by reference to Post-Effective Amendment No. 24, filed February 26, 1998 (“PEA No. 24”)

	(2)	Amended and Restated Schedule D to the Custodian Agreement, effective as of January 21, 2014, is incorporated by reference to Post-Effective Amendment No. 180, filed February 18, 2014 (“PEA No. 180”)

(h)	(1)(A)	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company, dated January 1, 1998, is incorporated by reference to PEA No. 24

	(1)(B)	Amendment to Transfer Agency and Service Agreement regarding anti-money laundering procedures, dated September 24, 2002, is incorporated by reference to Post-Effective Amendment No. 42, filed February 28, 2003 (“PEA No. 42”)

	(1)(C)	Amendment to Transfer Agency and Service Agreement to replace fee schedule, dated March 26, 2004, is incorporated by reference to Post-Effective Amendment No. 64, filed March 1, 2007 (“PEA No. 64”)

	(1)(D)	Amended and Restated Schedule A to the Transfer Agency and Service Agreement, dated September 18, 2014, is incorporated by reference to Post-Effective Amendment No. 206, filed October 17, 2014 (“PEA No. 206”)

	(2)(A)	Securities Lending Agency Agreement between the American Beacon Funds and Brown Brothers Harriman & Co., dated March 15, 2008, is incorporated by reference to Post-Effective Amendment No. 97, filed December 30, 2010 (“PEA No. 97”)

(2)(B)	First Amendment to the Securities Lending Agency Agreement, dated May 2, 2008, is incorporated by reference to PEA No. 97

(2)(C)	Second Amendment to the Securities Lending Agency Agreement, dated May 20, 2009, is incorporated by reference to PEA No. 97

(2)(D)	Third Amendment to the Securities Lending Agency Agreement, dated November 3, 2009, is incorporated by reference to PEA No. 97

(3)(A)	Administration Agreement among American Beacon Funds, American Beacon Select Funds, and American Beacon Advisors, Inc., dated April 30, 2015, is incorporated by reference to PEA No. 234

(3)(B)	Amendment to Administration Agreement among American Beacon Funds, American Beacon Select Funds, and American Beacon Advisors, Inc., dated December 10, 2015, is incorporated by reference to PEA No. 239

(4)	Administration Agreement between American Beacon Cayman Managed Futures Strategy Fund, Ltd. and American Beacon Advisors, Inc., dated July 1, 2014, is incorporated by reference to PEA No. 203

(5)(A)	Administrative Services Agreement among American AAdvantage Funds, American AAdvantage Mileage Funds, AMR Investment Services Trust, AMR Investment Services, Inc., and State Street Bank and Trust Company, dated November 29, 1999, is incorporated by reference to Post-Effective Amendment No. 28, filed March 12, 1999 (“PEA No. 28”)

(5)(B)	Amendment to Administrative Services Agreement among American AAdvantage Funds, American AAdvantage Mileage Funds, AMR Investment Services Trust, AMR Investment Services, Inc. and State Street Bank and Trust Company, dated June 30, 2004, is incorporated by reference to Post-Effective Amendment No. 50, filed June 30, 2004 (“PEA No. 50”)

(6)(A)	Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Master Trust, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated March 1, 2005, is incorporated by reference to PEA No. 97

(6)(B)	Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Master Trust, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated December 7, 2010, is incorporated by reference to PEA No. 97

(6)(C)	Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Master Trust, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated February 3, 2012, is incorporated by reference to Post-Effective Amendment No. 129, filed February 2, 2012 (“PEA No. 129”)

(6)(D)	Seventh Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated August 28, 2013, is incorporated by reference to Post-Effective Amendment No. 166, filed September 20, 2013 (“PEA No. 166”)

(6)(E)	Eighth Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated July 7, 2014, is incorporated by reference to PEA No. 203

(7)	Service Plan Agreement for the American Beacon Funds Investor Class, dated March 6, 2009, is incorporated by reference to Post-Effective Amendment No. 77, filed August 3, 2009 (“PEA No. 77”)

(8)	Service Plan Agreement for the American Beacon Funds Advisor Class (formerly known as the AAdvantage Funds Service Class), dated May 1, 2003, is incorporated by reference to Post-Effective Amendment No.45, filed May 1, 2003 (“PEA No. 45”)

(9)(A)	Service Plan Agreement for the American Beacon Funds Retirement Class, dated April 30, 2009, is incorporated by reference to PEA No. 75

(9)(B)	Amendment to Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds Retirement Class, dated July 14, 2014, is incorporated by reference to PEA No. 203

(10)(A)	Service Plan Agreement for the American Beacon Funds Y Class, dated July 24, 2009, is incorporated by reference to PEA No. 77

(10)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds Y Class, dated July 14, 2014, is incorporated by reference to PEA No. 203

(11)(A)	Service Plan Agreement for the American Beacon Funds A Class, dated February 16, 2010, is incorporated by reference to Post-Effective Amendment No.84, filed March 16, 2010 (“PEA No. 84”)

(11)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds A Class, dated July 14, 2014, is incorporated by reference to PEA No. 203

(12)(A)	Service Plan Agreement for the American Beacon Funds C Class, dated May 25, 2010, is incorporated by reference to Post-Effective Amendment No. 90, filed June 15, 2010 (“PEA No. 90”)

(12)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds C Class, dated July 14, 2014, is incorporated by reference to PEA No. 203

(13)	Master-Feeder Participation Agreement among Small Cap Index Fund, International Equity Index Fund, Quantitative Master Series Trust, and Princeton Funds Distributor, Inc., dated June 30, 2000, is incorporated by reference to Post-Effective Amendment No. 32, filed July 7, 2000 (“PEA No. 32”)

(14)	Master-Feeder Participation Agreement among S&P 500 Index Fund, Equity 500 Index Portfolio and SSgA Funds Management, Inc., dated May 1, 2001, is incorporated by reference to Post-Effective Amendment No. 41, filed October 1, 2002 (“PEA No. 41”)

(15)	Amended and Restated Credit Agreement between American Beacon Funds and American Beacon Advisors, Inc., dated January 31, 2008, is incorporated by reference to Post-Effective Amendment No. 70, filed February 29, 2008 (“PEA No. 70”)

(16)(A)	Fee Waiver/Expense Reimbursement Agreement for the American Beacon Earnest Partners Emerging Markets Equity Fund, dated August 9, 2013, is incorporated by reference to Post-Effective Amendment No. 164, filed August 27, 2013

(16)(B)	Fee Waiver/Expense Reimbursement Agreement for the American Beacon Acadian Emerging Markets Managed Volatility Fund, dated August 9, 2013, is incorporated by reference to PEA No. 166

(16)(C)	Fee Waiver/Expense Reimbursement Agreement for the American Beacon SGA Global Growth Fund, dated August 9, 2013, is incorporated by reference to Post-Effective Amendment No. 168, filed October 3, 2013

(16)(D)	Fee Waiver/Expense Reimbursement Agreement for the American Beacon Global Evolution Frontier Markets Income Fund, dated November 12, 2013, is incorporated by reference to Post-Effective Amendment No. 171, filed November 19, 2013 (“PEA No. 171”)

(16)(E)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated December 19, 2013, is incorporated by reference to Post-Effective Amendment No. 173, filed December 27, 2013 (“PEA No. 173”)

(16)(F)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated February 14, 2014, is incorporated by reference to Post-Effective Amendment No. 181, filed February 28, 2014 (“PEA No. 181”)

(16)(G)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated March 28, 2014, is incorporated by reference to Post-Effective Amendment No. 185, filed April 29, 2014

(16)(H)	Fee Waiver/Expense Reimbursement Agreement for the American Beacon AHL Managed Futures Strategy Fund, dated June 5, 2014, is incorporated by reference to PEA No. 203

(16)(I)	Fee Waiver/Expense Reimbursement Agreement for the American Beacon Bahl & Gaynor Small Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 198, filed July 14, 2014 (“PEA No. 198”)

(16)(J)	Fee Waiver/Expense Reimbursement Agreement for the American Beacon Earnest Partners Emerging Markets Equity Fund, is incorporated by reference to Post-Effective Amendment No. 194, filed May 28, 2014 (“PEA No. 194”)

(16)(K)	Fee Waiver/Expense Reimbursement Agreement for the American Beacon Crescent Short Duration High Income Fund, is incorporated by reference to Post-Effective Amendment No. 196, filed July 7, 2014 (“PEA No. 196”)

(16)(L)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated July 1, 2014, is incorporated by reference to PEA No. 203

(16)(M)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated November 13, 2014, is incorporated by reference to PEA 208

(16)(N)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated January 23, 2015, is incorporated by reference to Post-Effective Amendment No. 213, filed February 27, 2015 (“PEA No. 213”)

(16)(O)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Ionic Strategic Arbitrage Fund, dated June 3, 2015, is incorporated by reference to PEA No. 225

(16)(P)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated April 8, 2015, is incorporated by reference to PEA No. 217, filed April 30, 2015

(16)(Q)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated April 8, 2015, is incorporated by reference to Post-Effective Amendment No. 219, filed May 29, 2015 (“PEA No. 219”)

(16)(R)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Grosvenor Long/Short Fund, dated May 15, 2015, is incorporated by reference to PEA No. 231

(16)(S)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Sound Point Floating Rate Income Fund, dated November 10, 2015, is incorporated by reference to PEA No. 237

(16)(T)	Fee Waiver/Expense Reimbursement Agreement for American Beacon SiM High Yield Opportunities Fund and American Beacon Flexible Bond Fund, dated November 10, 2015, is incorporated by reference to PEA No. 239

(16)(U)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Zebra Small Cap Equity Fund, dated September 9, 2015, is incorporated by reference to PEA No. 239

(16)(V)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Garcia Hamilton Quality Bond Fund, dated [ ] – (to be filed by amendment)

	(16)(W)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Bridgeway Large Cap Growth Fund, dated November 10, 2015, is incorporated by reference to PEA No. 245

(i)		Opinion and consent of counsel – (filed herewith)

(j)		Consent of Independent Registered Public Accounting Firm – (filed herewith)

(k)		Financial statements omitted from prospectus – (none)

(l)		Letter of investment intent, is incorporated by reference to Post-Effective Amendment No. 23, filed December 18, 1997 (“PEA No. 23”)

(m)	(1)	Distribution Plan pursuant to Rule 12b-1 for the Advisor Class (formerly known as the Service Class), is incorporated by reference to PEA No. 45

	(2)(A)	Distribution Plan pursuant to Rule 12b-1 for the Retirement Class, is incorporated by reference to PEA No. 77

	(2)(B)	Amendment to Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the Retirement Class, dated July 14, 2014, is incorporated by reference to PEA No. 203

	(3)(A)	Distribution Plan pursuant to Rule 12b-1 for the A Class, is incorporated by reference to Post-Effective Amendment No. 88 filed May 17, 2010

	(3)(B)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the A Class, dated January 28, 2016 – (filed herewith)

	(4)(A)	Distribution Plan pursuant to Rule 12b-1 for the C Class, is incorporated by reference to PEA No. 90

	(4)(B)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the C Class, dated July 14, 2014, is incorporated by reference to PEA No. 203

(n)		Amended and Restated Plan Pursuant to Rule 18f-3, dated March 9, 2011, is incorporated by reference to Post-Effective Amendment No. 103, filed March 18, 2011 (“PEA No. 103”)

(p)	(1)	Code of Ethics of American Beacon Advisors, Inc., American Beacon Funds, and American Beacon Select Funds, dated February 18, 2014, is incorporated by reference to PEA No. 181

	(2)	Code of Ethics of State Street Master Funds, dated April 1, 2012, is incorporated by reference to Post-Effective Amendment No. 158, filed April 30, 2013 (“PEA No. 158”)

	(3)	Code of Ethics of Quantitative Master Series LLC, dated March 22, 2013, is incorporated by reference to PEA No. 158

	(4)	Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, Inc., dated December 31, 2010, is incorporated by reference to Post-Effective Amendment No. 100, filed March 1, 2011 (“PEA No. 100”)

(5)	Code of Ethics of Brandywine Global Investment Management, LLC, dated February 2014, is incorporated by reference to PEA No. 194

(6)	Code of Ethics and Insider Trading Policy of Calamos Advisors LLC, dated March 17, 2009, is incorporated by reference to PEA No. 97

(7)	Code of Ethics of Causeway Capital Management LLC, dated April 25, 2005 and revised August 10, 2010, is incorporated by reference to PEA No. 97

(8)	Code of Ethics and Insider Trading Policy of Dreman Value Management LLC, February 24, 2010, is incorporated by reference to PEA No. 97

(9)	Code of Ethics of Hotchkis and Wiley Capital Management, LLC, dated December 2013, is incorporated by reference to PEA No. 181

(10)	Code of Ethics and Personal Investment Policy of Lazard Asset Management LLC, dated January 2012, is incorporated by reference to Post-Effective Amendment No. 148, filed October 26, 2012 (“PEA No. 148”)

(11)	Code of Ethics and Personal Trading Guidelines of Morgan Stanley Investment Management Inc., effective September 16, 2013, is incorporated by reference to PEA No. 171

(12)	Code of Ethics and Standards of Professional Conduct of NISA Investment Advisors, L.L.C., dated February 2014, is incorporated by reference to PEA No. 194

(13)	Code of Business Conduct and Ethics of Pzena Investment Management, LLC, revised January 2009, is incorporated by reference to Post-Effective Amendment No. 73, filed February 27, 2009 (“PEA No. 73”)

(14)	Code of Ethics and Policy Statement on Insider Trading of Franklin Templeton, parent company of Franklin Advisers, Inc. and Templeton Investments Counsel, LLC, dated May 2013, is incorporated by reference to PEA No. 171

(15)	Code of Conduct and Personal Securities Trading Policy of The Bank of New York Mellon, parent company of The Boston Company Asset Management, LLC and Standish Mellon Asset Management LLC, dated March 2012, is incorporated by reference to PEA No. 153

(16)	Code of Ethics of Zebra Capital Management, LLC, dated November 2011, is incorporated by reference to Post-Effective Amendment No. 136, filed March 15, 2012 (“PEA No. 136”)

(17)	Code of Ethics for Strategic Income Management, LLC, dated January 2015, is incorporated by reference to PEA No. 219

(18)	Code of Ethics of Massachusetts Financial Services Co., dated September 19, 2014, is incorporated by reference to PEA No. 213

(19)	Code of Ethics of Brandes Investment Partners, L.P., dated August 15, is incorporated by reference to Post-Effective Amendment No. 113, filed July 1, 2011 (“PEA No. 113”)

(20)	Code of Ethics of Fortress Investment Group LLC (on behalf of Logan Circle Partners, L.P.), dated January 2012, is incorporated by reference to PEA No. 136

(21)	Code of Ethics of Pacific Investment Management Company LLC (PIMCO), dated May 2009, as revised January 2015, is incorporated by reference to (“PEA No. 219”)

(22)	Code of Ethics for Stephens Investment Management Group, LLC, dated April 2012, is incorporated by reference to PEA No. 153

(23)	Code of Ethics for Bridgeway Capital Management, Inc., dated June 23, 2011, is incorporated by reference to PEA No. 129

(24)	Code of Ethics and Conduct for Holland Capital Management LLC, dated February 2014, is incorporated by reference to PEA No. 194

(25)	Code of Ethics for PENN Capital Management Company, Inc., dated February 21, 2012, is incorporated by reference to Post-Effective Amendment No. 131, filed February 23, 2012 (“PEA No. 131”)

(26)	Code of Ethics for The London Company of Virginia, LLC, dated April 2, 2012, is incorporated by reference to Post-Effective Amendment No. 145, filed May 25, 2012

(27)	Code of Ethics for Earnest Partners, dated August 4, 2008, is incorporated by reference to Post-Effective Amendment No. 161, filed June 14, 2013 (“PEA No. 161”)

(28)	Code of Ethics for Sustainable Growth Advisers, LP, is incorporated by reference to Post-Effective Amendment No. 162, filed July 11, 2013

(29)	Code of Ethics for Acadian Asset Management LLC, dated February 2015, is incorporated by reference to PEA No. 219

(30)	Code of Ethics for Global Evolution USA, LLC, dated January 1, 2013, is incorporated by reference to PEA No. 161

(31)	Code of Ethics for AHL Partners LLP and GLG LLC, revised May 2015, is incorporated by reference to PEA No. 246

(32)	Code of Ethics for Bahl & Gaynor, Inc., amended 2014, is incorporated by reference to Post-Effective Amendment No. 189, filed May 1, 2014

(33)	Code of Ethics for Crescent Capital Group LP, dated May 2011, is incorporated by reference to PEA No. 196

(34)	Code of Ethics for Hillcrest Asset Management, LLC, dated July 8, 2014 is incorporated by reference to PEA No. 208

(35)	Code of Ethics for Ionic Capital Management LLC, dated May 2014, is incorporated by reference to Post-Effective Amendment No. 214, filed March 18, 2015

(36)	Code of Ethics for Grosvenor Capital Management, L.P., dated June 27, 2014, is incorporated by reference to PEA No. 231

(37)	Code of Ethics for Basswood Capital Management, LLC, dated August 2015, is incorporated by reference to PEA No. 231

(38)	Code of Ethics for Impala Asset Management, dated November 14, 2013, is incorporated by reference to PEA No. 231

(39)	Code of Ethics for Incline Global Management, LLC, dated October 2014, is incorporated by reference to PEA No. 231

(40)	Code of Ethics for Passport Capital LLC, dated January 2015, is incorporated by reference to PEA No. 231

(41)	Code of Ethics for Pine River Capital Management LP, dated April 2015, is incorporated by reference to PEA No. 231

(42)	Code of Ethics for River Canyon Fund Management LLC, dated August 25, 2015, is incorporated by reference to PEA No. 231

(43)	Code of Ethics for Tremblant Capital Group, dated July 2015, is incorporated by reference to PEA No. 231

(44)	Code of Ethics for Sound Point Capital Management, L.P., dated August 2014, is incorporated by reference to PEA No. 237

(45)	Code of Ethics for Payden & Rygel, dated August 2014, is incorporated by reference to PEA No. 239

(46)	Code of Ethics for Garcia Hamilton & Associates, L.P. – (to be filed by amendment)

Other Exhibits

Powers of Attorney for Trustees of American Beacon Funds and the American Beacon Select Funds, dated June 2, 2015 – (filed herewith)

Item 29.         Persons Controlled by or under Common Control with Registrant

None.

Item 30.         Indemnification

Article XI of the Declaration of Trust of the Trust provides that:

Limitation of Liability

Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification

Section 2.

(a)          Subject to the exceptions and limitations contained in paragraph (b) below:

(i)          every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate portfolios to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)         the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)          No indemnification shall be provided hereunder to a Covered Person:

(i)          who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)         in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

(c)          The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d)          Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the applicable Portfolio from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that:

(i)          such Covered Person shall have provided appropriate security for such undertaking;

(ii)         the Trust is insured against losses arising out of any such advance payments; or

(iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust, not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Article XII, Section 2 provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Numbered Paragraph 8 of the Management Agreement provides that:

8. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to a Trust or acting in any business of a Trust, to be rendering such services to or acting solely for a Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

Numbered Paragraph 9 of the Investment Advisory Agreement with Acadian Asset Management LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with AHL Partners LLP provides, in relevant part, that:

9. Liability. The Adviser shall have no liability to the Trust, its shareholders, the Manager or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities or commodities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement, relating to its trading activities or information provided to the Manager regarding the Adviser, by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and therefore, nothing in this Agreement is intended to limit the obligations of the Adviser under such laws.

Numbered Paragraph 9 of the Investment Advisory Agreement with Bahl & Gaynor, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Barrow, Hanley, Mewhinney & Straus, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 16 of the Investment Advisory Agreement with Basswood Capital Management, LLC provides that:

16. Liability and Indemnification by Parties.

A.	The Underlying Adviser shall have no liability to the Manager, Lead Adviser, the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Underlying Adviser agrees to indemnify and hold harmless the Trust, the Manager, the Lead Adviser, any affiliated person of the Manager or the Lead Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Trust, the Manager or the Lead Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust, the Manager, the Lead Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of (i) the Underlying Adviser’s, willful misfeasance, bad faith, gross negligence, or reckless disregard of the Underlying Adviser’s obligations and/or duties under this Agreement by the Underlying Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Underlying Adviser or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the Underlying Adviser or the omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Lead Adviser, the Manager or the Trust by the Underlying Adviser or any director, officer, agent or employee of Underlying Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

B.	The Lead Adviser agrees to indemnify and hold harmless the Underlying Adviser, any affiliated person of the Underlying Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Underlying Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Underlying Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of (i) the Lead Adviser’s, willful misfeasance, bad faith, gross negligence, or reckless disregard of the Lead Adviser’s obligations and/or duties under this Agreement by the Lead Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Lead Adviser or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the Lead Adviser or the omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished by the Lead Adviser or any director, officer, agent or employee of Lead Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

C.	The Manager agrees to indemnify and hold harmless the Underlying Adviser, any affiliated person of the Underlying Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Underlying Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Underlying Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of (i) the Manager’s, willful misfeasance, bad faith, gross negligence, or reckless disregard of the Underlying Adviser’s obligations and/or duties under this Agreement by the Manager or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Manager or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the Manager or the omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was not made in reliance upon information furnished to the Manager by the Lead Adviser or the Underlying Adviser or any director, officer, agent or employee of the Lead Adviser or the Underlying Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

D.	A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt notice to the other of any Claim for which it intends to seek indemnification, (ii) grant control of the defense and/or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

E.	No party will be liable to another party for consequential, special or punitive damages under any provision of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Brandes Investment Partners, L.P. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 11 of the Investment Advisory Agreement with Brandywine Global Investment Management, LLC provides that:

11. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Bridgeway Capital Management, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders, the Manager or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Manager shall indemnify the Adviser, its officers, directors and employees, and each person, if any, who, within the meaning of the Securities Act of 1933, controls the Adviser, for any liability and expenses, including without limitation, reasonable attorneys’ fees and expenses, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder.

Numbered Paragraph 9 of the Investment Advisory Agreement with Calamos Advisors LLC provides that:

9. Liability of Adviser. Adviser will not be liable for any loss suffered by reason of any investment, decision, recommendation, or other action taken or omitted in what Adviser in good faith believes to be the proper performance of its duties hereunder. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with Causeway Capital Management LLC provides that:

8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Crescent Capital Group LP provides that:

9. Liability of Adviser. Neither the Adviser nor any director, officer or employee of the Adviser performing services for the Trust in connection with the Adviser’s discharge of its obligations hereunder shall have liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Dreman Value Management LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Earnest Partners, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Franklin Advisers, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Global Evolution USA, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraphs 10 and 11 of the Lead Investment Advisory Agreement with Grosvenor Capital Management, L.P. provide that:

10. Liability of the Lead Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder on the part of the Lead Adviser, the Lead Adviser shall have no liability to the Trust, the Funds or to any shareholder of the Funds or any third party for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any investment by a Fund.

11. Indemnification

A.	The Lead Adviser shall indemnify and hold harmless the Trust, the Manager, any affiliated person of the Manager within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager or Trust, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) (collectively, “Claims”), to which the Manager or Trust or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Lead Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement provided, however, that the Lead Adviser’s obligation under this Section 11A shall be reduced to the extent that such Claim is caused by or is otherwise directly related to (i) any material breach by the Manager of its representations or warranties made herein, (ii) any willful misfeasance, bad faith, gross negligence or reckless disregard of the Manager, its affiliated person or controlling person in the performance of any of its or their duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the registration statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to the Manager that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Lead Adviser. The indemnification in this Section 11A shall survive the termination of this Agreement.

B.	The Manager shall indemnify and hold harmless the Lead Adviser, any affiliated person of the Lead Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Lead Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) (collectively, “Claims”), to which the Lead Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement provided, however, that the Manager’s obligation under this Section 11B shall be reduced to the extent that such Claim is caused by or is otherwise directly related to (i) any material breach by the Lead Adviser of its representations or warranties made herein, (ii) any willful misfeasance, bad faith, gross negligence or reckless disregard of the Lead Adviser, its affiliated person or controlling person in the performance of any of its or their duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the registration statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to the Lead Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Lead Adviser by the Manager. The indemnification in this Section 11B shall survive the termination of this Agreement.

C.	A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt notice to the other of any Claim for which it intends to seek indemnification, (ii) grant control of the defense and/or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

D.	No party will be liable to another party for consequential damages under any provision of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Hillcrest Asset Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Holland Capital Management LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Hotchkis and Wiley Capital Management, LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 14 of the Investment Advisory Agreement with Impala Asset Management provides that:

14. Liability and Indemnification by Parties.

A.	The Underlying Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Underlying Adviser agrees to indemnify and hold harmless the Trust, the Manager, the Lead Adviser, any affiliated person of the Manager or the Lead Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Trust, the Manager or the Lead Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust, the Manager, the Lead Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of (i) the Underlying Adviser’s, willful misfeasance, bad faith, gross negligence, or reckless disregard of the Underlying Adviser’s obligations and/or duties under this Agreement by the Underlying Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Underlying Adviser or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the Underlying Adviser or the omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Lead Adviser, the Manager or the Trust by the Underlying Adviser or any director, officer, agent or employee of Underlying Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

B.	The Lead Adviser agrees to indemnify and hold harmless the Underlying Adviser, any affiliated person of the Underlying Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Underlying Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Underlying Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of (i) the Lead Adviser’s, willful misfeasance, bad faith, gross negligence, or reckless disregard of the Lead Adviser’s obligations and/or duties under this Agreement by the Lead Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Lead Adviser or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the Lead Adviser or the omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished by the Lead Adviser or any director, officer, agent or employee of Lead Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

C.	The Manager agrees to indemnify and hold harmless the Underlying Adviser, any affiliated person of the Underlying Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Underlying Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Underlying Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of (i) the Manager’s, willful misfeasance, bad faith, gross negligence, or reckless disregard of the Underlying Adviser’s obligations and/or duties under this Agreement by the Manager or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Manager or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the Manager or the omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was not made in reliance upon information furnished to the Manager by the Lead Adviser or the Underlying Adviser or any director, officer, agent or employee of the Lead Adviser or the Underlying Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

D.	A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt notice to the other of any Claim for which it intends to seek indemnification, (ii) grant control of the defense and/or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

E.	No party will be liable to another party for consequential damages under any provision of this Agreement.

Numbered Paragraph 14 of the Investment Advisory Agreement with Incline Global Management, LLC provides that:

14. Liability and Indemnification by Parties.

A.	The Underlying Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Underlying Adviser agrees to indemnify and hold harmless the Trust, the Manager, the Lead Adviser, any affiliated person of the Manager or the Lead Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Trust, the Manager or the Lead Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust, the Manager, the Lead Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of (i) the Underlying Adviser’s, willful misfeasance, bad faith, gross negligence, or reckless disregard of the Underlying Adviser’s obligations and/or duties under this Agreement by the Underlying Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Underlying Adviser or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the Underlying Adviser or the omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Lead Adviser, the Manager or the Trust by the Underlying Adviser or any director, officer, agent or employee of Underlying Adviser for use therein (and not superseded by revisions provided to Lead Adviser, the Manager or the Trust prior to the publication of the relevant document or communication). The indemnification in this Section shall survive the termination of this Agreement.

B.	The Lead Adviser agrees to indemnify and hold harmless the Underlying Adviser, any affiliated person of the Underlying Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Underlying Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Underlying Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of (i) the Lead Adviser’s, willful misfeasance, bad faith, gross negligence, or reckless disregard of the Lead Adviser’s obligations and/or duties under this Agreement by the Lead Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Lead Adviser or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the Lead Adviser or the omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished by the Lead Adviser or any director, officer, agent or employee of Lead Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

C.	The Manager agrees to indemnify and hold harmless the Underlying Adviser, any affiliated person of the Underlying Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Underlying Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Underlying Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of (i) the Manager’s, willful misfeasance, bad faith, gross negligence, or reckless disregard of the Underlying Adviser’s obligations and/or duties under this Agreement by the Manager or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Manager or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the Manager or the omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was not made in reliance upon information furnished to the Manager by the Lead Adviser or the Underlying Adviser or any director, officer, agent or employee of the Lead Adviser or the Underlying Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

D.	A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt notice to the other of any Claim for which it intends to seek indemnification, (ii) grant control of the defense and/or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

E.	No party will be liable to another party for consequential damages under any provision of this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with Lazard Asset Management LLC provides that:

8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Logan Circle Partners, L.P. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Massachusetts Financial Services Co. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 7 of the Investment Advisory Agreement with Morgan Stanley Investment Management, Inc. provides that:

7. (a) Standard of Care. Except as may otherwise be provided by applicable laws and regulations, neither the Adviser nor any of its affiliates or its or their officers, directors, employees or agents shall be subject to any liability to the Manager, the Trust, the Portfolios or any shareholder of a Portfolio or the Trust for any error of judgment or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties hereunder or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder. The Manager acknowledges and agrees that the Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolios or the Assets designated by the Manager to the Adviser, or that the Portfolios or such Assets will perform comparably with any standard or index, including other clients of the Adviser, whether public or private.

(b) Indemnification. The Manager shall hold harmless and indemnify the Adviser for any and all claims, losses, liabilities, costs, damages or expenses (including reasonable attorneys fees) (“Losses”) incurred by the Adviser in connection with the performance of its duties hereunder; provided, however, that nothing contained herein shall require that the Adviser be indemnified for Losses resulting from willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties hereunder or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder.

The Adviser shall hold harmless and indemnify the Manager for any and all Losses incurred by the Manager that arise from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder; provided, however, that nothing contained herein shall require that the Manager be indemnified for Losses resulting from willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties hereunder or by reason of the Manager’s reckless disregard of its obligations and duties hereunder.

Numbered Paragraph 8 of the Investment Advisory Agreement with NISA Investment Advisors, L.L.C. provides that:

8. Liability of Adviser. Adviser will not be liable for any loss suffered by reason of any investment, decision, recommendation, or other action taken or omitted in what Adviser in good faith believes to be the proper performance of its duties hereunder. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with Pacific Investment Management Company LLC provides that:

8. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 17 of the Investment Advisory Agreement with Passport Capital LLC provides that:

14. Liability and Indemnification by Parties.

A.	Except as otherwise provided within this Agreement, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of Underlying Adviser’s obligations and duties hereunder (“Disabling Conduct”) on the part of Underlying Adviser, none of Underlying Adviser, its affiliated persons within the meaning of Section 2(a)(3) of the Investment Company Act, officers, directors, members, agents, employees or controlling persons shall be subject to liability to the Manager, the Lead Adviser, the Trust or any third party, including shareholders, for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds.

B.	The Underlying Adviser agrees to indemnify and hold harmless the Trust, the Manager, the Lead Adviser, any affiliated person of the Manager or the Lead Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, their officers, directors, members, agents, employees and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Trust, the Manager or the Lead Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust, the Manager, the Lead Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of (i) the Disabling Conduct of the Underlying Adviser or its directors, officers, employees, agents, or any affiliate acting on behalf of the Underlying Adviser or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the Underlying Adviser or the omission to state therein a material fact pertaining thereto which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to the Lead Adviser, the Manager or the Trust by the Underlying Adviser for use therein. The Underlying Adviser shall have no liability or responsibility with respect to other disclosures or statements or omissions. The indemnification in this Section shall survive the termination of this Agreement.

C.	The Lead Adviser agrees to indemnify and hold harmless the Underlying Adviser, any affiliated person of the Underlying Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, its officers, directors, members, agents, employees and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Underlying Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Underlying Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of (i) the Disabling Conduct of the Lead Adviser or any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Lead Adviser or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the Lead Adviser or the omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished by the Lead Adviser or any director, officer, agent or employee of Lead Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

D.	The Manager agrees to indemnify and hold harmless the Underlying Adviser, any affiliated person of the Underlying Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, its officers, directors, members, agents, employees and each person, if any, who, within the meaning of Section 15 of the Investment Company Act, controls the Underlying Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Underlying Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of this agreement, except to the extent such claims are determined by a non-appealable final judgment of a court of competent jurisdiction to result from the Underlying Adviser’s Disabling Conduct or the matters described in Section 17(B). The indemnification in this Section shall survive the termination of this Agreement.

E.	A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt notice to the other of any Claim for which it intends to seek indemnification, (ii) grant control of the defense and/or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights or reputation of the Indemnified Party.

F.	No party will be liable to another party for consequential damages under any provision of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Payden & Rygel provides that:

8. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with PENN Capital Management Company, Inc. provides that:

8. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 15 of the Investment Advisory Agreement with Pine River Capital Management LP provides that:

15. Liability and Indemnification by Parties.

A.	Neither the Underlying Adviser, nor any of its directors, officers, members, partners, employees, supervised persons, or affiliated persons (within the meaning of Section 2(a)(3) of the Investment Company Act), nor any person who, within the meaning of Section 15 of the Securities Act, controls the Underling Adviser (collectively, the “Underlying Adviser Affiliates”) shall have any liability to the Trust, its shareholders, the Manager, the Lead Adviser, any affiliated person of the Manager or the Lead Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, any person who, within the meaning of Section 15 of the Securities Act, controls the Trust, the Manager or the Lead Adviser or any third party arising out of or related to this Agreement, provided however, that the Underlying Adviser agrees to indemnify and hold harmless the Trust, the Manager, the Lead Adviser, any affiliated person of the Manager or the Lead Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Trust, the Manager or the Lead Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses, the “Losses”), to which the Trust, the Manager, the Lead Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of (i) the Underlying Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the Underlying Adviser’s obligations and/or duties under this Agreement by the Underlying Adviser or by any of the Underlying Adviser Affiliates acting on behalf of the Underlying Adviser or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the Underlying Adviser or the omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Lead Adviser, the Manager or the Trust by the Underlying Adviser or any Underlying Adviser Affiliate for use therein and not superseded by revisions furnished to the Lead Adviser, the Manager or the Trust by the Underlying Adviser or any Underlying Adviser Affiliate prior to the publication of the relevant document or communication. The indemnification in this Section shall survive the termination of this Agreement.

B.	The Lead Adviser agrees to indemnify and hold harmless the Underlying Adviser and any of the Underlying Adviser Affiliates, against any and all Losses to which the Underlying Adviser or an Underlying Adviser Affiliate may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of (i) the Lead Adviser’s, willful misfeasance, bad faith, gross negligence, or reckless disregard of the Lead Adviser’s obligations and/or duties under this Agreement or the Lead Adviser Management Agreement by the Lead Adviser or by any of its directors, officers, partners, employees, supervised persons, agents, or any affiliate acting on behalf of the Lead Adviser; (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the Lead Adviser or the omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished by the Lead Adviser or any of its directors, officers, partners, employees, supervised persons, agents, or any affiliate acting on behalf of the Lead Adviser for use therein; or (iii) the conduct of any other underlying adviser to a Fund. The indemnification in this Section shall survive the termination of this Agreement.

C.	The Manager agrees to indemnify and hold harmless the Underlying Adviser and any of the Underlying Adviser Affiliates, against any and all Losses to which the Underlying Adviser or an Underlying Adviser Affiliate may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of (i) the Manager’s, willful misfeasance, bad faith, gross negligence, or reckless disregard of the Manager’s obligations and/or duties under this Agreement or the Investment Management Agreement by the Manager or by any of its directors, officers, employees, supervised persons, agents, or any affiliate acting on behalf of the Manager; (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the Manager or the omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was not made in reliance upon information furnished to the Manager by the Lead Adviser or the Underlying Adviser or any director, officer, agent, supervised person or employee of the Lead Adviser or any Underlying Adviser Affiliate for use therein, or (iii) the conduct of any other underlying adviser to a Fund. The indemnification in this Section shall survive the termination of this Agreement.

D.	A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt notice to the other of any claim for which it intends to seek indemnification, (ii) grant control of the defense and/or settlement of the claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

E.	No party will be liable to another party for lost profits under any provision of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Pzena Investment Management, LLC provides that:

9. Liability of Adviser. The Adviser shall not be liable for any action taken or omitted to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Manager. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 14 of the Investment Advisory Agreement with River Canyon Fund Management LLC provides that:

14. Liability and Indemnification by Parties.

A.	The Underlying Adviser shall have no liability to the Trust, its shareholders or any third party for any error of judgment or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of or related to this Agreement, provided however, the Underlying Adviser agrees to indemnify and hold harmless the Trust, the Manager, the Lead Adviser, any affiliated person of the Manager or the Lead Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Trust, the Manager or the Lead Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust, the Manager, the Lead Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of (i) the Underlying Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the Underlying Adviser’s obligations and/or duties under this Agreement by the Underlying Adviser or by any of its directors, officers, employees, agents or any affiliate acting on behalf of the Underlying Adviser or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the Underlying Adviser or the omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, but only if such statement or omission was made in reliance upon information furnished to the Lead Adviser, the Manager or the Trust by the Underlying Adviser or any director, officer, agent or employee of Underlying Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

B.	The Lead Adviser agrees to indemnify and hold harmless the Underlying Adviser, any affiliated person of the Underlying Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Underlying Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Underlying Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of (i) the Lead Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the Lead Adviser’s obligations and/or duties under this Agreement by the Lead Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Lead Adviser or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the Lead Adviser or the omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished by the Lead Adviser or any director, officer, agent or employee of Lead Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

C.	The Manager agrees to indemnify and hold harmless the Underlying Adviser, any affiliated person of the Underlying Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Underlying Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Underlying Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of (i) the Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the Manager’s obligations and/or duties under this Agreement by the Manager or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Manager or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the Manager or the omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was not made in reliance upon information furnished to the Manager by the Lead Adviser or the Underlying Adviser or any director, officer, agent or employee of the Lead Adviser or the Underlying Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

D.	A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt notice to the other of any Claim for which it intends to seek indemnification, (ii) grant control of the defense and/or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

E.	No party will be liable to another party for consequential damages under any provision of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Sound Point Capital Management, L.P. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Standish Mellon Asset Management LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Manager shall indemnify, defend and hold harmless the Adviser for (a) any action taken, omitted or suffered by Adviser in connection with this Agreement or the services provided hereunder, unless such act or omission shall have resulted from Adviser’s willful misfeasance, bad faith or gross negligence; or (b) any loss arising from Adviser’s adherence to Manager’s instructions. Adviser shall in no event be liable for any indirect, incidental, special, punitive, exemplary or consequential damages in connection with or arising out of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Stephens Investment Management Group, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Strategic Income Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Sustainable Growth Advisers, LP provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with Templeton Investment Counsel, LLC provides that:

8. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with The Boston Company Asset Management, LLC provides that:

8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with The London Company of Virginia, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 15 of the Investment Advisory Agreement with Tremblant Capital LP provides that:

15. Liability and Indemnification by Parties.

A.	The Underlying Adviser, and its officers, members, partners and employees, shall have no liability to the Manager, the Lead Adviser, the Fund, Fund shareholders or any third party arising out of or related to this Agreement, except that the Underlying Adviser agrees to indemnify and hold harmless the Fund, the Manager, the Lead Adviser, any affiliated person of the Manager or the Lead Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, or any controlling person within the meaning of Section 15 of the Securities Act of the Fund, the Manager or the Lead Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Fund, the Manager, the Lead Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of (i) the Underlying Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the Underlying Adviser’s obligations and/or duties under this Agreement by the Underlying Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Underlying Adviser or (ii) any untrue statement of a material fact contained in the Prospectus and/or proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Allocated Portion or the Underlying Adviser or the omission to state therein a material fact that was known, or should have been known, to the Underlying Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Lead Adviser, the Manager or the Fund by the Underlying Adviser or any director, officer, agent or employee of Underlying Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

B.	The Lead Adviser agrees to indemnify and hold harmless the Underlying Adviser, any affiliated person of the Underlying Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, or any controlling person within the meaning of Section 15 of the Securities Act of the Underlying Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), incurred by the Underlying Adviser or such affiliated person or controlling person arising out of (i) the Lead Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the Lead Adviser’s obligations and/or duties under this Agreement by the Lead Adviser or (ii) any untrue statement of a material fact contained in the Registration Statement, and/or proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the Lead Adviser or the omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished by the Lead Adviser or any director, officer, agent or employee of Lead Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

C.	The Manager agrees to indemnify and hold harmless the Underlying Adviser, any affiliated person of the Underlying Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, or any controlling person, within the meaning of Section 15 of the Securities Act, of the Underlying Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), incurred by the Underlying Adviser or such affiliated person or controlling person arising out of (i) the Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the Manager’s obligations and/or duties under this Agreement by the Manager or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Manager or (ii) any untrue statement of a material fact contained in the Registration Statement, and/or proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the Manager or the omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished by Manager or any director, officer, agent or employee of the Manager for use therein. The indemnification in this Section shall survive the termination of this Agreement.

D.	A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt notice to the other of any claim for indemnification (“Claim”) for which it intends to seek indemnification, (ii) grant control of the defense and/or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

E.	No party will be liable to another party for consequential damages under any provision of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Zebra Capital Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 11 of the Administration Agreement provides that:

11. Limitation of Liability of American Beacon Advisors, Inc. (“ABA”). ABA shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of ABA, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to any Trust or acting in any business of a Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of ABA even though paid by it.

Section 4.2 of the Distribution Agreement provides that:

(a)      Notwithstanding anything in this Agreement to the contrary, Foreside shall not be responsible for, and the Clients shall on behalf of each applicable Fund or Class thereof, indemnify and hold harmless Foreside, its employees, directors, officers and managers and any person who controls Foreside within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (for purposes of this Section 4.2(a), "Foreside Indemnitees") from and against, any and all losses, damages, costs, charges, reasonable counsel fees, payments, liabilities and other expenses of every nature and character (including, but not limited to, direct and indirect reasonable reprocessing costs) arising out of or attributable to all and any of the following (for purposes of this Section 4.2(a), a "Foreside Claim"):

(i)    any action (or omission to act) of Foreside or its agents taken in connection with this Agreement; provided, that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Foreside of its duties and obligations under this Agreement;

(ii)   any untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Clients in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of Foreside;

(iii)  any material breach of the Clients' agreements, representations, warranties, and covenants in Sections 2.9 and 5.2 of this Agreement; or

(iv)  the reliance on or use by Foreside or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Clients or any agent of the Clients, including but not limited to any Predecessor Records provided pursuant to Section 2.9(b).

(b)      Foreside will indemnify, defend and hold the Clients and their several officers and members of their Governing Bodies and any person who controls the Clients within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (collectively, the "Clients Indemnitees" and, with the Foreside Indemnitees, an "Indemnitee"), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon all and any of the following (for purposes of this Section 4.2(c), a "Clients Claim" and, with a Foreside Claim, a "Claim"):

(i)    any material action (or omission to act) of Foreside or its agents taken in connection with this Agreement, provided that such action (or omission to act) is not taken in good faith and with willful misfeasance, negligence or reckless disregard by Foreside of its duties and obligations under this Agreement.

(ii)   any untrue statement of a material fact contained in the Registration Statement or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Clients in writing in connection with the preparation of the Registration Statement by or on behalf of Foreside; or

(iii)  any material breach of Foreside's agreements, representations, warranties and covenants set forth in Section 2.4 and 5.1 hereof

(d)      The Clients or Foreside (for purpose of this Section 4.2(d), an "Indemnifying Party") may assume the defense of any suit brought to enforce any Foreside Claim or Clients Claim, respectively, and may retain counsel chosen by the Indemnifying Party and approved by the other Party, which approval shall not be unreasonably withheld or delayed. The Indemnifying Party shall advise the other Party that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Indemnifying Party assumes the defense of any such suit and retains counsel, the other Party shall bear the fees and expenses of any additional counsel that they retain. If the Indemnifying Party does not assume the defense of any such suit, or if other Party does not approve of counsel chosen by the Indemnifying Party, or if the other Party has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Indemnifying Party, the Indemnifying Party will reimburse any Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that the Indemnitee retains. An Indemnitee shall not settle or confess any claim without the prior written consent of the applicable Client, which consent shall not be unreasonably withheld or delayed.

(e)      An Indemnifying Party's obligation to provide indemnification under this section is conditioned upon the Indemnifying Party receiving notice of any action brought against an Indemnitee within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the Person or Persons against whom the action is brought. The failure to provide such notice shall not relieve the Indemnifying Party of any liability that it may have to any Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(f)      The provisions of this section and the parties' representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by Foreside. The indemnification provisions of this section will inure exclusively to the benefit of each person that may be an Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

Section 4.3 of the Distribution Agreement provides that:

Notwithstanding anything in this Agreement to the contrary, except as specifically set forth below:

(a)      Neither Party shall be liable for losses, delays, failure, errors, interruption or loss of data occurring directly or indirectly by reason of circumstances beyond its reasonable control, including, without limitation, acts of God; action or inaction of civil or military authority; public enemy; war; terrorism; riot; fire; flood; sabotage; epidemics; labor disputes; civil commotion; interruption, loss or malfunction of utilities, transportation, computer or communications capabilities; insurrection; or elements of nature;

(b)      Neither Party shall be liable for any consequential, special or indirect losses or damages suffered by the other Party, whether or not the likelihood of such losses or damages was known by the Party;

(c)      No affiliate, director, officer, employee, manager, shareholder, partner, agent, counsel or consultant of either Party shall be liable at law or in equity for the obligations of such Party under this Agreement or for any damages suffered by the other Party related to this Agreement;

(d)      Except as set forth in Section 4.2(f), there are no third party beneficiaries of this Agreement;

(e)      Each Party shall have a duty to mitigate damages for which the other Party may become responsible;

(f)      The assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund, and no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise; and in asserting any rights or claims under this Agreement, Foreside shall look only to the assets and property of the Fund to which Foreside's rights or claims relate in settlement of such rights or claims; and

(g)      Each Party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Supplemental Limited Indemnification from the Administrator

Each of the Trustees of the Trust has entered into an arrangement with the Trust’s Administrator, whereby she or he may be indemnified by the Administrator for liability arising from a failure of the Administrator to carry out its duties under the Administration Agreement with the Trust and for certain securities laws claims. The arrangement is principally designed to supplement the indemnification afforded under the Trust’s Declaration of Trust as well as liability coverage provided by insurance policies. The arrangement is limited to civil and administrative claims.

Item 31.

I.         Business and Other Connections of Investment Manager

American Beacon Advisors, Inc. (the “Manager”) offers investment management and administrative services to the Registrant. It acts in the same capacity to other investment companies, including those listed below.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of American Beacon Advisors, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections

Sonia L. Bates; Asst. Treasurer, Dir. Tax & Financial Reporting	Asst. Treasurer, American Beacon Funds Complex; Asst. Treasurer, Lighthouse Holdings, Inc.; Asst. Treasurer, Lighthouse Holdings Parent, Inc.; Asst. Treasurer, American Private Equity Management, L.L.C.; Asst. Treasurer, Astro AB Borrower, Inc.

Rosemary K. Behan; Secretary	Secretary, American Beacon Funds Complex; Secretary, Lighthouse Holdings, Inc.; Secretary, Lighthouse Holdings Parent, Inc.; Secretary, American Private Equity Management, L.L.C.; Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Secretary, Astro AB Borrower, Inc.

Christopher L. Collins; Director	Manager; APEM, L.L.C.; Director; ABA, Inc.; President and Director; Astro AB Borrower, Inc.; President and Director; Astro AB Acquisition, Inc.; President and Director; Astro AB Topco, Inc.; Vice President and Director; Astro AB Holdings, LLC.

Stephen C. Dutton; Director	Manager; APEM, L.L.C.; Vice President & Treasurer and Director; Astro AB Borrower, Inc., Vice President & Treasurer and Director; Astro AB Acquisition, Inc., Vice President & Treasurer and Director; Astro AB Topco, Inc., Vice President and Director; Astro AB Holdings, LLC.

Melinda G. Heika; Treasurer	Treasurer, American Beacon Funds Complex; Treasurer, Lighthouse Holdings, Inc.; Treasurer, Lighthouse Holdings Parent, Inc.; Treasurer, American Private Equity Management, L.L.C.; Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Treasurer, Astro AB Borrower, Inc.

Takashi B. Moriuchi; Director	Manager; APEM, L.L.C.; Director; Astro AB Borrower, Inc., Director; Astro AB Acquisition, Inc., Director; Astro AB Topco, Inc., Director; Astro AB Holdings, LLC.

Gene L. Needles, Jr.; Director, President and Chief Executive Officer	President, American Beacon Funds Complex; Director, President, Lighthouse Holdings, Inc.; President, Lighthouse Holdings Parent, Inc.; Manager, American Private Equity Management, L.L.C.; President, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director, Astro AB Borrower, Inc.; Director, Astro AB Acquisition, Inc.; Director, Astro AB Astro Topco, Inc., President & CEO, Astro AB Holdings, LLC.

Jeffrey K. Ringdahl, Chief Operating Officer	Senior Vice President, American Beacon Funds Complex; Senior Vice President, Lighthouse Holdings, Inc.; Senior Vice President, Lighthouse Holdings Parent, Inc.; Vice President, American Private Equity Management; Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director, Astro AB Borrower, Inc.; Director, Astro AB Acquisition, Inc.; Director, Astro AB Astro Topco, Inc., Chief Operating Officer, Astro AB Holdings, LLC.

The principal address of the Manager, the American Beacon Funds, American Private Equity Management, L.L.C., and Astro AB Holdings, LLC, and Lighthouse Holdings Parent, Inc. is 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039.

II.        Business and Other Connections of Investment Advisers

The investment advisers listed below provide investment advisory services to the Trust.

American Beacon Advisors, Inc., 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039.

Acadian Asset Management LLC (“Acadian”) is an investment sub-adviser for the American Beacon Acadian Emerging Markets Managed Volatility Fund. The principal address of Acadian is 260 Franklin Street, Boston, MA 02110.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Acadian is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Acadian	Other Substantial Business and Connections
Laurent de Greef, Member of Board of Managers	None

John Chisholm, Executive Vice President, CIO, Member of Board of Managers	Director, Acadian Asset Management (UK) Ltd

Churchill Franklin, CEO, Member of Board of Managers	Director, Acadian Asset Management (UK) Ltd; Director, Acadian Cayman Limited G.P.

Ronald Frashure, Chairman of Board of Managers	Director, Acadian Asset Management (Singapore) Pte Ltd; Director, Acadian Cayman Limited G.P.

Mark Minichiello, Executive Vice President, COO, Treasurer, Secretary, Member of Board of Managers	Director, Acadian Asset Management (UK) Ltd; Director, Acadian Asset Management (Singapore) Pte Ltd; Director, Acadian Asset Management (Japan)

Brendan Bradley, Senior Vice President, Director, Portfolio Management, Member of Board of Managers	None

Ross Dowd, Executive Vice President, Head of Client Service, Member of Board of Managers	Director, Acadian Asset Management (UK) Ltd; Director, Acadian Cayman Limited G.P.; Director, Acadian Asset Management (Australia) Ltd.; Director, Acadian Asset Management (Singapore) Pte Ltd; Director, Acadian Asset Management (Japan)

Mauricio Karchmer, Senior Vice President, Member of Board of Managers	None

Theodore Noon, Senior Vice President, Member of Board of Managers	None

Linda Gibson, Member of Board of Managers	Executive Vice President and Head of Global Distribution – OM Asset Management PLC (a public company traded on the NYSE); Director, Executive Vice President and Head of Global Distribution – OMAM Inc. (f/k/a Old Mutual (US) Holdings Inc.) (a holding company); Director, Acadian Asset Management LLC (an investment advisor); Director, Barrow, Hanley, Mewhinney & Strauss, LLC (an investment advisor); Director, OMAM (HFL) Inc. (f/k/a Old Mutual (HFL) Inc.) (a holding company for Heitman affiliated financial services firms); Director, OMAM International Ltd. (f/k/a Old Mutual Asset Management International, Ltd.) (an investment advisor

Christopher Hadley, Member of Board of Managers	Executive Vice President and Chief Talent Officer – OM Asset Management PLC (a public company traded on the NYSE); Executive Vice President and Chief Talent Officer – OMAM Inc. (f/k/a Old Mutual (US) Holdings Inc.) (a holding company); Director, Acadian Asset Management LLC (an investment advisor)

Aidan Riordan, Member of Board of Managers	Executive Vice President, Head of Affiliate Management - OM Asset Management PLC (a public company traded on the NYSE); Executive Vice President, Head of Affiliate Management - OMAM Inc. (f/k/a Old Mutual (US) Holdings Inc.) (a holding company); Director, Acadian Asset Management LLC (an investment advisor); Director, Barrow, Hanley, Mewhinney & Strauss, LLC (an investment advisor); Director, The Campbell Group, Inc. (a holding company for The Campbell Group LLC); Director, Copper Rock Capital Partners LLC (an investment advisor); Director, OMAM (HFL) Inc. (f/k/a Old Mutual (HFL) Inc. (a holding company for Heitman affiliated financial services firms); Director, Investment Counselors of Maryland, LLC (an investment advisor); Director, Thompson, Siegel & Walmsley LLC (an investment advisor)

Stephen Belgard, Member of Board of Managers	Executive Vice President and Chief Financial Officer - OM Asset Management PLC (a public company traded on the NYSE); Director, Executive Vice President and Chief Financial Officer - OMAM Inc. (f/k/a Old Mutual (US) Holdings Inc.) (a holding company); Director, Acadian Asset Management LLC (an investment advisor); Director, OMAM International Ltd. (f/k/a Old Mutual Asset Management International, Ltd.) (an investment advisor)

AHL Partners LLP (“AHL”) is a registered investment adviser and is an investment sub-advisor for the American Beacon AHL Managed Futures Strategy Fund. The principal address of AHL is 2 Swan Lane, London, United Kingdom EC4R 3AD. Information as to the officers and directors of the Investment Adviser is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 167882), and is incorporated herein by reference.

Bahl & Gaynor, Inc. (“Bahl & Gaynor”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Bahl & Gaynor Small Cap Growth Fund. The principal address of Bahl & Gaynor is 212 East Third Street, Suite 200 Cincinnati, OH 45202. Information as to the officers and directors of the Investment Adviser is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 106139), and is incorporated herein by reference.

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”) is an investment sub-advisor for the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund and American Beacon Small Cap Value Fund. The principal address of Barrow is 2200 Ross Avenue, 31st Floor, Dallas, TX 75201-2761.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Barrow is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Barrow	Other Substantial Business and Connections
James P. Barrow; President, Secretary, Treasurer, Executive Director, Member Board of Managers	None
J. Ray. Nixon; Executive Director, Member Board of Managers	None
Patricia B. Andrews; Chief Compliance and Risk Officer, Managing Director	None
John S. Williams; Managing Director	None
Linda T. Gibson; Member Board of Managers	OMAM, Inc., Executive Vice President and Head of Global Distribution
Aidan J. Riordan; Member Board of Managers	OMAM, Inc., Executive Vice President and Head of Affiliate Management

Basswood Capital Management, LLC (“Basswood”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Grosvenor Long/Short Fund.  The principal address of Basswood is 645 Madison Avenue, 10th Floor, New York, NY 10022.  Information as to the officers and directors of the Investment Adviser is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 138032), and is incorporated herein by reference.

Brandywine Global Investment Management, LLC (“Brandywine”) is an investment sub-advisor for the American Beacon Flexible Bond Fund, American Beacon Balanced Fund, American Beacon Large Cap Value Fund, and American Beacon Small Cap Value Fund. The principal address of Brandywine is 2929 Arch Street, 8th Floor, Philadelphia, PA 19104.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Brandywine is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Brandywine	Other Substantial Business and Connections
David F. Hoffman, Senior Managing Director	None
Mark P. Glassman, Chief Administrative Officer	None
Patrick S. Kaser, Managing Director	None
Paul R. Lesutis, Senior Managing Director	None
Henry F. Otto, Senior Managing Director	None
Stephen S. Smith, Senior Managing Director	None
Adam B. Spector, Managing Director	None
Steven M. Tonkovich, Senior Managing Director	None
Edward A. Trumpbour, Senior Managing Director	None
Thomas C. Merchant, Secretary	None
Beth O’Malley, Assistant Secretary	None
Melissa A. Warren, Assistant Secretary	None

Bridgeway Capital Management, Inc. (“Bridgeway”) is an investment sub-advisor for the American Beacon Bridgeway Large Cap Value Fund. The principal address of Bridgeway is 20 Greenway Plaza, Suite 450, Houston, Texas 77046.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Bridgeway is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Bridgeway	Other Substantial Business and Connections
John N. R. Montgomery, Director/Chairman of the Board of Directors/Chief Investment Officer	Vice President and Director, Bridgeway Funds, Inc.
Linda G. Giuffre, Chief Compliance Officer	Chief Compliance Officer and Treasurer, Bridgeway Funds, Inc.
Michael D. Mulcahy, Director/President/Chief Operating Officer	President and Director, Bridgeway Funds, Inc.
Von D. Celestine, Treasurer/Vice President/Secretary	None
Richard P. Cancelmo, Vice President	Vice President, Bridgeway Funds, Inc.
Franklin J. Montgomery, Director	None
Ann M. Montgomery, Director	Sage Education Group, LLC - Owner

Calamos Advisors, LLC (“Calamos”) is an investment sub-advisor for the American Beacon Retirement Income and Appreciation Fund. The principal address of Calamos is 2020 Calamos Court, Naperville, IL 60563-2787.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Calamos is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Calamos	Other Substantial Business and Connections
John P. Calamos; CEO, Global Co-CIO	Member of Board of Trustees of Benedictine University Member of Board of Trustees of Illinois Institute of Technology Board of Directors – National Hellenic Museum Board of Directors – Choose DuPage
Gary D. Black; EVP, Global Co-CIO	None
J. Christopher Jackson; SVP, General Counsel and Secretary	None
Nimish S. Bhatt; SVP, Chief Financial Officer, Head of Fund Administration	None
Jessica Mazza; VP, Chief Compliance Officer	None

Causeway Capital Management, LLC (“Causeway”), a Delaware limited liability company, is a registered investment adviser and is an investment sub-advisor for the American Beacon International Equity Fund.  The principal address of Causeway is 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025.   Information as to the officers and directors of the Investment Adviser is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 113308), and is incorporated herein by reference.

Crescent Capital Group LP (“Crescent Capital”) is the investment sub-advisor for the American Beacon Crescent Short Duration High Income Fund, whose principal office is located at 11100 Santa Monica Blvd., Suite 2000, Los Angeles, CA 90025.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Crescent Capital is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Crescent Capital	Other Substantial Business and Connections
Mark L. Attanasio, Managing Partner	Chairman and Principal Owner of the Milwaukee Brewers Baseball Club

Dreman Value Management, LLC (“Dreman”) is an investment sub-advisor for the American Beacon Small Cap Value Fund. The principal address of Dreman is 1515 North Flagler Drive, Suite 920, West Palm Beach, FL 33401.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Dreman is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Dreman	Other Substantial Business and Connections
Emory C. Hoover; Chief Investment Officer and Managing Director	None
Mark J. Roach; Managing Director	None
David N. Dreman; Chairman & Chief Investment Officer	None
Nelson P. Woodard; Co-Chief Investment Officer and Managing Director	None
David H. Kanefsky; General Counsel and Chief Compliance Officer	None
Adam Handwerker; Chief Financial Officer	None

Global Evolution USA, LLC (“Global Evolution”) is an investment sub-advisor for the American Beacon Global Evolution Frontier Markets Income Fund. The principal address of Global Evolution is 790 East Colorado Boulevard, Suite 500, Pasadena, CA 91101.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Global Evolution is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Global Evolution	Other Substantial Business and Connections
Soren Rump, Director	None
Morten Bugge, Director	None
Michael McAdams, Managing Director	Minority partner at and oversees investment allocations for Holly Street Wealth, a California Registered Investment Advisor
Kent Roberts, Managing Director	Independent director of Biolargo, Inc.; Member of the Advisory Board for Novus Partners

Grosvenor Capital Management, L.P. (“Grosvenor”) is the investment sub-advisor for the American Beacon Grosvenor Long/Short Fund. The principal address of Grosvenor is 900 North Michigan Avenue, Suite 1100, Chicago, IL 60611.   Information as to the officers and directors of the Investment Adviser is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 106548), and is incorporated herein by reference.

Hillcrest Asset Management, LLC (“Hillcrest”) is the investment sub-advisor for the American Beacon Small Cap Value Fund. The principal address of Hillcrest is 2805 Dallas Parkway, Suite 250, Plano, Texas 75093

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Hillcrest and is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Hillcrest	Other Substantial Business and Connections
Brian Bruce, Chief Executive Officer	None
Deborah Ann Trask, Chief Investment Officer	None
Douglas E. Stark, Managing Director	None
Brandon L. Troegle, Portfolio Manager	None

Holland Capital Management LLC (“Holland”) is the investment sub-advisor for the American Beacon Holland Large Cap Growth Fund. The principal address of Holland is 300 W. Madison, Suite 700, Chicago, Illinois 60606.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Holland is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Holland	Other Substantial Business and Connections
Louis A. Holland, Jr.; Director	Consultant: Cumota LLC; Cumota Consulting LLC; Brickland Partners, Inc.; TNE Management, LLC
Monica L. Walker; President and CEO, Chief Investment Officer – Equity; Director; Former Managing Director, Managing Partner and Portfolio Manager	None
Laura J. Janus; Chief Investment Officer – Fixed Income; Director; Former Managing Partner and Portfolio Manager	None
Susan M. Chamberlain; Chief Compliance Officer	None

Hotchkis and Wiley Capital Management, LLC (“Hotchkis”) is an investment sub-advisor for the American Beacon Balance Fund, American Beacon Large Cap Value Fund, and American Beacon Small Cap Value Fund. The principal address of Hotchkis is 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017-5439.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Hotchkis is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Hotchkis	Other Substantial Business and Connections
George H. Davis; Chief Executive Officer and Executive Committee Member	Trustee of the Hotchkis & Wiley Funds and Director of Hotchkis & Wiley Ltd.
James E. Menvielle; Chief Financial Officer	Vice President and Treasurer of the Hotchkis & Wiley Funds and Director of Hotchkis & Wiley Ltd.
Anna Marie S. Lopez; Chief Operating Officer	President of the Hotchkis & Wiley Funds and Director of Hotchkis & Wiley Ltd.
Tina H. Kodama; Chief Compliance Officer	Vice President and Chief Compliance Officer of the Hotchkis & Wiley Funds
Sheldon J. Lieberman; Executive Committee Member	None
C. Nigel Hurst-Brown; Executive Committee Member	Chief Executive and Director of Hotchkis and Wiley ltd.
Douglas H. Martin; Executive Committee Member	Senior Managing Director of Stephens Inc. and Board of Director of Conns, Inc.

Impala Asset Management, LLC (“Impala”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Grosvenor Long/Short Fund.  The principal address of Impala is 107 Cherry Street, New Canaan, CT 06840.  Information as to the officers and directors of the Investment Adviser is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 138752), and is incorporated herein by reference.

Incline Global Management, LLC (“Incline Global”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Grosvenor Long/Short Fund.  The principal address of Incline Global is 40 West 57th Street, 14th Floor, New York, NY 10019.  Information as to the officers and directors of the Investment Adviser is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 162607), and is incorporated herein by reference..

Lazard Asset Management, LLC (“Lazard”) is an investment sub-advisor for the American Beacon International Equity Fund. The principal address of Lazard is 30 Rockerfeller Plaza, 55th Floor, New York, NY 10112.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Lazard is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Lazard	Other Substantial Business and Connections
Ashish Bhutani; Director, CEO	Vice Chairman, Lazard Ltd.
Gerard B. Mazzari; COO	Chief Financial Officer, Lazard Asset Management Securities, LLC
Nathan A. Paul; General Counsel	Chief Legal Officer of Lazard Asset Management Securities, LLC
Mark R. Anderson; Chief Compliance Officer	Chief Compliance Officer of the Lazard Mutual Funds and Lazard Asset Management Securities, LLC
Kenneth M. Jacobs; Director	None
Alexander F. Stern; Director	None
Charles Carroll; Deputy Chairman	Chief Executive Officer of Lazard Asset Management Securities, LLC
Andrew Lacey; Deputy Chairman	None
John Reinsberg; Deputy Chairman	None
Robert P. DeConcini; Chairman	None
Andreas Huebner; Senior Managing Director	None
Robert Prugue; Senior Managing Director	None
Bill Smith; Senior Managing Director	None

Massachusetts Financial Services Company (“MFS”) serves as an investment sub-adviser for the American Beacon Large Cap Value Fund.  The principal address of MFS is 111 Huntington Avenue, Boston, MA 02199.  MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company), located at Sun Life Financial Centre, 150 King Street West, Toronto, Ontario, Canada.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each director and principal executive officer of MFS is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with MFS	Other Substantial Business and Connections During the Past Two Fiscal Years
Robert J. Manning; Director, Co-Chief Executive Officer & Chairman of the Board of Directors	Trustee of various funds within the MFS Funds complex+
Mark N. Polebaum; Executive Vice President, General Counsel & Secretary	Secretary of the MFS Funds+
Michael W. Roberge; Director, President, Co-Chief Executive Officer and Chief Investment Officer	None+
Amrit Kanwal; Executive Vice President and Chief Financial Officer	None+
David A. Antonelli; Vice Chairman	None+
Robin A. Stelmach; Executive Vice President and Chief Operating Officer	Trustee of various funds within the MFS Funds complex+
Carol W. Geremia; Executive Vice President	None+
James A. Jessee; Executive Vice President	None+
Martin Wolin; Chief Compliance Officer	Chief Compliance Officer of the MFS Funds and of MFS; Chief Risk and Compliance Officer, North America and Latin America, Mercer+
Colm J. Freyne; Director	Executive Vice President and Chief Financial Officer of Sun Life Financial, Inc.
Stephen C. Peacher; Director	President of Sun Life Investment Management and Chief Investment Officer of Sun Life Financial, Inc.

+Certain principal executive officers and directors of Massachusetts Financial Services Company ("MFS") serve as officers or directors of some or all of MFS’ corporate affiliates and certain officers of MFS serve as officers of some or all of the MFS Funds and/or officers or directors of certain MFS investment products. Except as set forth above or in Schedules B and D of Form ADV filed by MFS pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-17352), each principal executive officer of MFS has been engaged during the past two fiscal years in no business profession, vocation or employment of a substantial nature other than as an officer of MFS or certain of MFS' corporate affiliates.

The identity of those corporate affiliates is identified below or is incorporated by reference from Schedules B and D of such Form ADV.

Investment Adviser Corporate Affiliate	Address
MFS Institutional Advisors, Inc.	111 Huntington Ave., Boston, Massachusetts 02199 U.S.A.
MFS Fund Distributors, Inc.	111 Huntington Ave., Boston, Massachusetts 02199 U.S.A.
MFS Service Center Inc.	100 Hancock Street, Quincy, MA 02171 U.S.A.
MFS International LTD.	Canon's Court, 22 Victoria Street, Hamilton, HM12, Bermuda
MFS International Holdings PTY LTD	One Carter Lane London EC4V 5ER U.K.
MFS International Australia PTY LTD	Level 55, 55 Hunter Street Sydney, NSW 2000, Australia
MFS International (U.K.) Limited	One Carter Lane London EC4V 5ER, U.K.
MFS International Switzerland GMBH	Bahnhofstrasse 100, 8001 Zurich, Switzerland
MFS International (Hong Kong) Limited	Unit 1301, 13th Floor Henley Building 5 Queen's Road Central, Hong Kong
MFS do Brasil Desenvolvimento de Mercado Ltda. (Brazil)	Rua Joaquim Floriano, 1.052 – 11[o] Andar, conjunto 111, Itaim Bibi, Sao Paulo, SP, Brazil 04534-004
MFS International (Chile) SPA	Santiago Isidora 3000 Av Isidora Goyenechea #3000, Las Condes, Santiago, Chile
MFS International Singapore PTE. LTD.	501 Orchard Road, #13-01/03/04 Wheelock Place Singapore 238880
MFS Investment Management Company (LUX.) S.a.r.l.	35, Boulevard du Prince Henri L-1724 Luxembourg
MFS Investment Management K.K.	16 F Daido Seimei Kasumigaseki Building, 1-4-2 Kasumigaseki 1-chome, Chiyoda-ku, Tokyo, Japan 100-0013
Sun Life of Canada (U.S.) Financial Services Holdings, Inc.	111 Huntington Ave., Boston, Massachusetts 02199 U.S.A.
3060097 Nova Scotia Company	1959 Upper Water Street Suite 1100, Halifax, Nova Scotia, Canada B3J3N2
MFS Investment Management Canada Limited	77 King Street West, 35th Floor Toronto, Ontario, Canada M5K 1B7
MFS Bermuda Holdings LTD.	Canon's Court 22 Victoria Street Hamilton, HM 12, Bermuda

MFS Heritage Trust Company	111 Huntington Ave., Boston, Massachusetts 02199 U.S.A.

The MFS Funds include the following. The address of the MFS Funds is: 111 Huntington Ave., Boston, MA 02199.

Massachusetts Investors Trust

Massachusetts Investors Growth Stock Fund

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Series Trust XII

MFS Series Trust XIII

MFS Series Trust XIV

MFS Series Trust XV

MFS Series Trust XVI

MFS Municipal Series Trust

MFS Variable Insurance Trust

MFS Variable Insurance Trust II

MFS Variable Insurance Trust III

MFS Institutional Trust

MFS California Municipal Fund

MFS Charter Income Trust

MFS Government Markets Income Trust

MFS High Income Municipal Trust

MFS High Yield Municipal Trust

MFS InterMarket Income Trust I

MFS Intermediate High Income Fund

MFS Intermediate Income Trust

MFS Investment Grade Municipal Trust

MFS Municipal Income Trust

MFS Multimarket Income Trust

MFS Special Value Trust

NISA Investment Advisors, LLC (“NISA”) is an investment sub-advisor for the American Beacon Treasury Inflation Protected Securities Fund.  The principal address of NISA is 101 South Hanley Road, Suite 1700, St. Louis, MO 63105-3487.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of NISA is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with NISA	Other Substantial Business and Connections
Jess B. Yawitz; Chairman & Chief Executive Officer & Managing Member	None
William J. Marshall; President & Managing Member	None
David G. Eichhorn; Managing Director, Investment Strategies & Managing Member	None
Kenneth L. Lester; Managing Director, Portfolio Management & Managing Member	None
Anthony R. Pope; Managing Director, Portfolio Management & Managing Member	None
Gregory J. Yess; Managing Director, Client Services & Managing Member	None
Michael R. DeNorscia; Director, Operations	None
Mark A. Folkins; Chief Administrative Officer	None
Cheryl L. Hanson; Director, Client Services	None
Paul L. Jones; Director, Equity Portfolio Management	None
Matt D. Kaplan; Chief Risk Officer	None
Clarence R. Krebs; Director, Defined Contribution Solutions & Member	None
Joseph A. Murphy; Director, Portfolio Management & Member	None
Marianne O’Doherty; Chief Compliance Officer	None
Donald A. Pinkard; Chief Technology Officer	None
Bella L.F., Sanevich; General Counsel & Member	None
Daniel A. Scholz; Director, Investment Strategies	None
Kevin D. Schuman; Director, Client Services	None

Pacific Investment Management Company, LLC (“PIMCO”) is an investment sub-advisor for the American Beacon Flexible Bond Fund. The principal address of PIMCO is 840 Newport Center Drive, Newport Beach, CA 92660.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of PIMCO is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with PIMCO	Other Substantial Business and Connections
Douglas M. Hodge, Managing Director and Chief Executive Officer, PIMCO	Trustee and Senior Vice President of the Trust, PIMCO Variable Insurance Trust, and PIMCO ETF Trust. Senior Vice President of PIMCO Equity Series and PIMCO Equity Series VIT. Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Europe Ltd., PIMCO Asia Pte Ltd., PIMCO Australia Pty Ltd, PIMCO Japan Ltd. and PIMCO Asia Limited (Hong Kong)
Jennifer E. Durham; Chief Compliance Officer and Executive Vice President	Chief Compliance Officer, the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust
Daniel J. Ivascyn, Managing Director and Group Chief Investment Officer, PIMCO
Neel T. Kashkari; Managing Director	Trustee and President of the Trust and PIMCO Equity Series VIT. Formerly Interim Assistant Secretary for Financial Stability, Assistant Secretary for International Economics and Senior Advisor to Secretary Paulson, United States Department of Treasury
David C. Flattum; Managing Director and General Counsel	Chief Legal Officer of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust
Brent R. Harris; Managing Director and Executive Committee Member	Director and President, StocksPLUS Management, Inc. Trustee and Chairman of the Trust and PIMCO Equity Series VIT. Trustee, Chairman and President of PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Director, PIMCO Luxembourg S.A. and PIMCO Luxembourg II
Ki M. Hong; Managing Director	Formerly, Vice Chairman of Asia Pacific, Bank of America Merrill Lynch
Sabrina C. Callin; Managing Director	Acting Head of PIMCO Advisory; and Vice President, StocksPLUS Management, Inc.
Makoto Takano; Managing Director	Director and President, PIMCO Japan Ltd.
Joseph V. McDevitt; Managing Director	Director and Chief Executive Officer, PIMCO Europe Limited.

Passport Capital, LLC (“Passport”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Grosvenor Long/Short Fund.  The principal address of Passport is One Market Street, Steuart Tower, Suite 200 San Francisco, CA 94105.  Information as to the officers and directors of the Investment Adviser is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 138032), and is incorporated herein by reference.

Payden & Rygel (“P&R”) is an investment sub-advisor for the American Beacon Flexible Bond Fund. The principal address of P&R is 333 South Grand Avenue, 32nd Floor, Los Angeles, CA 90071.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of P&R is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with P&R	Other Substantial Business and Connections
Joan Payden; President and Chief Executive Officer	None
Brian Matthews; Managing Principal and Chief Financial Officer	None
James Sarni; Managing Principal	None
Mary Beth Syal; Managing Principal	None
Scott Weiner; Managing Principal	None
Edward Garlock; Managing Principal	None
Asha Joshi; Managing Principal	None
Robin Creswell; Managing Principal	None
Gregory Morrison; Managing Principal	None

Pine River Capital Management L.P. (“Pine River”) is an investment sub-advisor for the American Beacon Grosvenor Long/Short Fund.  The principal address of Pine River is 601 Carlson Parkway, Suite 330, Minnetonka, MN 55305.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and partner of Pine River is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Global Evolution	Other Substantial Business and Connections
Brian Taylor, CEO and Partner	Chairman and Director of Two Harbors Investment Corp.
Thomas Siering, Partner	CEO, President and Director of Two Harbors Investment Corp.; Director of Silver Bay Realty Trust Corp.
Bill Roth, Partner	Chief Investment Officer of Two Harbors Investment Corp.

Pzena Investment Management, LLC (“Pzena”) is an investment sub-advisor for the American Beacon Mid-Cap Value Fund. The principal address of Pzena is 120 West 45th Street, 20th Floor, New York, NY 10036.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Pzena is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Pzena	Other Substantial Business and Connections
John P. Goetz; Managing Principal, Co-Chief Investment Officer, and Member with Class B Units	None
Richard S. Pzena; Managing Principal; Chief Executive Officer, Co-Chief Investment Officer, and Member with Class B Units	None
William L. Lipsey; Managing Principal, Marketing & Client Services, and Member with Class B Units	None
Joan F. Berger; General Counsel, Chief Compliance Officer, and Member with Class B Units	None
Gary J. Bachman; Chief Financial Officer and Member with Class B Units and Class A common stock	None
Benjamin Silver; Co-Director of Research, Portfolio Manager, and Member with Class B Units	None
Michael D. Peterson; Managing Principal, Portfolio Manager, Executive Vice President and Member with Class B Units	None

River Canyon Fund Management LLC (“River Canyon”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Grosvenor Long/Short Fund.  The principal address of River Canyon is 2000 Avenue of the Stars, 11th Floor, Los Angeles, CA  90067.  Information as to the officers and directors of River Canyon is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 169465), and is incorporated herein by reference.

Sound Point Capital Management, LP (“Sound Point”) is an investment adviser and is an investment sub-advisor for the American Beacon Sound Point Floating Rate Income Fund. The principal address of Sound Point is 375 Park Avenue, 25th Floor, New York, NY 10152. Information as to the officers and directors of Sound Point is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 157479), and is incorporated herein by reference.

Standish Mellon Asset Management Company, LLC (“Standish”) is an investment sub-advisor for the American Beacon Treasury Inflation Protected Securities Fund.  The principal address of Standish is BNY Mellon Center, 201 Washington Street, Suite 2900, Boston, MA 02108-4408.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Standish is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Standish	Other Substantial Business and Connections
James D. MacIntyre; President and Chief Executive Officer, Board Member	None
Julia Braithwaite; Chief Compliance Officer, Secretary	None
Steven Lipiner; Treasurer	None
Mitchell E. Harris; Chairman of Fixed Income Cash and Currency Group, Executive Chairman Board Member, Trustee of Sole Owner	None
John A. Park; Trustee of Sole Owner	None
Edward H. Ladd; Board Member	None
Christine Todd; Board Member	None
Mark Santero	None

Stephens Investment Management Group, LLC (“SIMG”) is the investment sub-advisor for the American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund. The principal address of SIMG and Stephens Inc. is 111 Center Street, Little Rock, Arkansas 72201.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of SIMG is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with SIMG	Other Substantial Business and Connections
Joseph W. Simpson; President and Chief Executive Officer, Manager	Executive Vice President, Stephens Inc.
Ryan E. Crane; Chief Investment Officer, Manager, Member Class B	Senior Vice President, Stephens Inc.
Michael W. Nolte; Chief Operating Officer, Senior Vice President, Manager	Senior Vice President, Stephens Inc.
David C. Prince; Chief Compliance Officer, General Counsel	Senior Vice President, Stephens Inc.

Strategic Income Management, LLC (“SiM”) is the investment sub-advisor for the American Beacon SiM High Yield Opportunities Fund. The principal address of SiM is 1200 Westlake Avenue North, Suite 713, Seattle, WA 98109.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of SiM is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with SiM	Other Substantial Business and Connections
Randall L. Yoakum; Manager, Member, Chief Executive Officer	None
Gary J. Pokrzywinski; Manager, Member, Chief Investment Officer	None
Timothy T. Black; Elected Manager, Chief Compliance Officer, Chief Operating Officer	None

Sustainable Growth Advisers, LP (“SGA”) is the investment sub-advisor for the American Beacon SGA Global Growth Fund. The principal address of SGA is 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of SGA is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with SGA	Other Substantial Business and Connections
George P. Fraise, Co-Founder	None
Gordon Marchand, Co-Founder	Board Director- Chase Investment Counsel; Board Director- Zounds Hearing Inc.
Robert L. Rohn, Co-Founder	None

Templeton Investment Counsel, LLC (“Templeton”) is an investment sub-advisor for the American Beacon International Equity Fund. The principal address of Templeton is 300 Southeast 2nd Street, Ft. Lauderdale, FL 33301.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Templeton is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Templeton	Other Substantial Business and Connections
Donald F. Reed; Chief Executive Officer and Chairman	None
Cynthia L. Sweeting; President/Director of Portfolio Management for the Templeton Global Equity Group	None
Antonio T. Docal; Executive Vice President and Portfolio Manager	None
Peter A. Nori; Executive Vice President and Portfolio Manager	None
Craig S. Tyle; Chief Legal Officer	None
Mark L. Constant; Treasurer	None
Michael J. D’Agrosa; Chief Compliance Officer	None
Gregory E. McGowan; Exec. Vice President	None
Madison S. Gulley; Executive Vice President	None

The Boston Company Asset Management, LLC (“Boston Company”) is an investment sub-advisor for the American Beacon Small Cap Value Fund. The principal address of Boston Company is One Boston Place, Boston, MA 02108.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Boston Company is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Boston Company	Other Substantial Business and Connections
Bart A. Grenier; Chairman, Chief Executive Officer & Chief Investment Officer/Manager	None
Adam B. Joffe– Executive Vice President, -Chief Operating Officer	None

The London Company Of Virginia, LLC (“London Company”) is the investment sub-adviser for the American Beacon London Company Income Equity Fund. The principal place of business address of London Company is 1801 Bayberry Court, Suite 301, Richmond, Virginia 23226.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of London Company is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with London Company	Other Substantial Business and Connections During the Past Two Fiscal Years
Stephen, M. Goddard, Founder, Chief Executive Officer and Chief Investment Officer	None
Jonathan Moody, Principal and Portfolio Manager	None

Andrew Wetzel, Chief Compliance Officer	None

Tremblant Capital Group (“Tremblant”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Grosvenor Long/Short Fund.  The principal address of Tremblant is 767 Fifth Avenue, Floor 12A, New York, NY 10153.  Information as to the officers and directors of the Investment Adviser is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 138743), and is incorporated herein by reference.

WEDGE Capital Management, LLC (“WEDGE”) is the investment sub-advisor for the American Beacon Mid-Cap Value Fund. The principal address of WEDGE is 301 South College Street, Suite 2920, Charlotte, NC 28202.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of WEDGE is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with WEDGE	Other Substantial Business and Connections During the Past Two Fiscal Years
Michael Gardner, General Partner	None
Bradley Fisher, General Partner	None
Bradley Horstmann, Chief Compliance Officer and General Partner	None
Martin Robinson, General Partner	None
John Norman, General Partner	None
Andrei Bolshakov, General Partner	None
Darrin Witt, General Partner	None
Brian Platt, General Partner	None

Zebra Capital Management, LLC (“Zebra”) is the investment sub-advisor for the American Beacon Zebra Small Cap Equity Fund. The principal address of Zebra is 612 Wheelers Farms Rd., Milford, CT 06461.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Zebra is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Zebra	Other Substantial Business and Connections
Roger G. Ibbotson; Chairman	Professor, Yale University
John Holmgren, President	None
Kevin J. Lake; Chief Compliance Officer	Attorney, Kevin J. Lake, P.C.

Information as to the officers and directors of each of the above investment advisers may also be included in that adviser's current Form ADV filed with the SEC and is incorporated by reference herein.

Item 32.                Principal Underwriter

(a)          Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Absolute Shares Trust
2.	AdvisorShares Trust
3.	ALTMFX Trust
4.	American Beacon Funds
5.	American Beacon Select Funds
6.	Archstone Alternative Solutions Fund
7.	Ark ETF Trust
8.	Avenue Mutual Funds Trust
9.	BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios
10.	BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios
11.	Bridgeway Funds, Inc.
12.	Calamos ETF Trust
13.	Capital Innovations Global Agri, Timber, Infrastructure Fund, Series of Investment Managers Series Trust
14.	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust
15.	Context Capital Funds
16.	CornerCap Group of Funds
17.	Corsair Opportunity Fund
18.	Direxion Shares ETF Trust
19.	Evanston Alternative Opportunities Fund
20.	Exchange Listed Funds Trust
21.	FlexShares Trust
22.	Forum Funds
23.	Forum Funds II
24.	FQF Trust
25.	FSI Low Beta Absolute Return Fund
26.	Gottex Trust
27.	Henderson Global Funds
28.	Horizon Spin-off and Corporate Restructuring Fund, Series of Investment Managers Series Trust (f/k/a Liberty Street Horizon Fund)
29.	Horizons ETF Trust
30.	Infinity Core Alternative Fund
31.	Ironwood Institutional Multi-Strategy Fund LLC
32.	Ironwood Multi-Strategy Fund LLC
33.	John Hancock Exchange-Traded Fund Trust
34.	Little Harbor Multistrategy Composite Fund
35.	Manor Investment Funds
36.	Montage Managers Trust
37.	Palmer Square Opportunistic Income Fund
38.	PENN Capital Funds Trust
39.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
40.	Pine Grove Alternative Fund
41.	Pine Grove Alternative Institutional Fund
42.	Plan Investment Fund, Inc.

43.	PMC Funds, Series of Trust for Professional Managers
44.	Precidian ETFs Trust
45.	Quaker Investment Trust
46.	Recon Capital Series Trust
47.	Renaissance Capital Greenwich Funds
48.	RevenueShares ETF Trust
49.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
50.	Salient MF Trust
51.	SharesPost 100 Fund
52.	Sound Shore Fund, Inc.
53.	Steben Alternative Investment Funds
54.	Steben Select Multi-Strategy Fund
55.	The 504 Fund
56.	The Roxbury Funds
57.	TIFF Investment Program
58.	Toroso Newfound Tactical Allocation Fund, Series of Investment Managers Series Trust
59.	TrimTabs ETF Trust
60.	Turner Funds
61.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
62.	Wintergreen Fund, Inc.
63.	WisdomTree Trust

(b)         The following are the Officers and Managers of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President	None
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Paula R. Watson	Three Canal Plaza, Suite 100, Portland, ME 04101	Assistant Secretary	None

(c)         Not applicable.

Item 33.               Location of Accounts and Records

The books and other documents required by Section 31(a) under the Investment Company Act of 1940 are maintained in the physical possession of 1) the Trust's custodian at State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110; 2) the Manager at American Beacon Advisors, Inc., 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039; 3) Boston Financial Data Services, an affiliate of the Trust’s transfer agent, 330 West 9th St., Kansas City, Missouri 64105; 4) Mastercraft, 3021 Wichita Court, Fort Worth, Texas 76140; or 5) the Trust's investment advisers at the addresses listed in Item 31 above.

Item 34.               Management Services

Not applicable.

Item 35.              Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 249 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving and the State of Texas, on February 24, 2016.

AMERICAN BEACON FUNDS

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 249 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gene L. Needles, Jr.	President (Principal Executive Officer)	February 24, 2016
Gene L. Needles, Jr.

/s/ Melinda G. Heika	Treasurer (Principal Financial Officer)	February 24, 2016
Melinda G. Heika

Gilbert G. Alvarado*	Trustee	February 24, 2016
Gilbert G. Alvarado

Joseph B. Armes*	Trustee	February 24, 2016
Joseph B. Armes

Gerard J. Arpey*	Trustee	February 24, 2016
Gerard J. Arpey

W. Humphrey Bogart*	Trustee	February 24, 2016
W. Humphrey Bogart

Brenda A. Cline*	Trustee	February 24, 2016
Brenda A. Cline

Eugene J. Duffy*	Trustee	February 24, 2016
Eugene J. Duffy

Thomas M. Dunning*	Trustee	February 24, 2016
Thomas M. Dunning

Alan D. Feld*	Trustee	February 24, 2016
Alan D. Feld

Richard A. Massman*	Chairman and Trustee	February 24, 2016
Richard A. Massman

Barbara J. McKenna*	Trustee	February 24, 2016
Barbara J. McKenna

R. Gerald Turner*	Trustee	February 24, 2016
R. Gerald Turner

*By	/s/ Rosemary K. Behan
Rosemary K. Behan
Attorney-In-Fact

EXHIBIT INDEX

Type:	Description:

99.(i)	Opinion and consent of counsel

99.(j)	Consent of Independent Registered Public Accounting Firm

99.(m)(3)(B)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the A Class, dated January 28, 2016

Other Exhibits	Powers of Attorney for Trustees of American Beacon Funds and the American Beacon Select Funds, dated June 2, 2015